          As filed with the Securities and Exchange Commission on April 16, 2009

                                            1933 Act Registration No. 333-141760

                                            1940 Act Registration No. 811-09763
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                       POST-EFFECTIVE AMENDMENT NO. 6 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                             AMENDMENT NO. 120 /X/

               Lincoln New York Account N for Variable Annuities
                           (Exact Name of Registrant)

      Lincoln ChoicePlus II Bonus and Lincoln ChoicePlus Assurance (Bonus)

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                              (Name of Depositor)

                         100 Madison Street, Suite 1860
                            Syracuse, New York 13202
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (315) 428-8400

                          Robert O. Sheppard, Esquire
                   Lincoln Life & Annuity Company of New York
                         100 Madison Street, Suite 1860
                            Syracuse, New York 13202
                    (Name and Address of Agent for Service)

                                    Copy to:
                          Ronald R. Bessette, Esquire
                  The Lincoln National Life Insurance Company
                               One Granite Place
                               Concord, NH 03301

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to paragraph (b) of Rule 485

/x/  on May 1, 2009, pursuant to paragraph (b) of Rule 485

/ /  60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ /  on ______________ pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
           Interests in a separate account under individual flexible
                  payment deferred variable annuity contracts.

                          PROSPECTUS 1

Lincoln ChoicePlus II Bonus
Lincoln New York Account N
for Variable Annuities
Individual Variable Annuity Contracts

Home Office:
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860

Syracuse, NY 13202
www.LincolnFinancial.com


Servicing Office:
Lincoln Life & Annuity Company of New York
PO Box 7866
Fort Wayne, IN 46802-7866
1-888-868-2583


This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by Lincoln Life & Annuity Company of New York. This prospectus is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.


The minimum initial purchase payment for the contract is $10,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If your purchase payments, bonus credits and persistency credits are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. For contracts issued after September 30, 2003, the only fixed account available is for dollar cost averaging purposes.

We do offer variable annuity contracts that have lower fees. Expenses for contracts offering a bonus or persistency credit may be higher. Because of this, the amount of the bonus or persistency credits may, over time, be offset by additional fees and charges.

You should carefully consider whether or not this contract is the best product for you.

All purchase payments, bonus credits and persistency credits for benefits on a variable basis will be placed in Lincoln New York Account N for Variable Annuities (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln New York. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AIM Variable Insurance Funds (Series II):
     AIM V.I. Capital Appreciation Fund*
     AIM V.I. Core Equity Fund*
     AIM V.I. International Growth Fund*
AllianceBernstein Variable Products Series Fund (Class B):

     AllianceBernstein VPS Global Thematic Growth Portfolio
     (formerly AllianceBernstein VPS Global Technology Portfolio)

     AllianceBernstein VPS Growth and Income Portfolio
     AllianceBernstein VPS International Value Portfolio
     AllianceBernstein VPS Large Cap Growth Portfolio*
     AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund
American Funds Insurance SeriesSM (Class 2):
   American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund

BlackRock Variable Series Funds, Inc. (Class III):
     BlackRock Global Allocation V.I. Fund*

Delaware VIP Trust (Service Class):
   Delaware VIP Diversified Income Series
   Delaware VIP Emerging Markets Series
     Delaware VIP High Yield Series
     Delaware VIP Limited-Term Diversified Income Series
     (formerly Delaware VIP Capital Reserves Series)

     Delaware VIP REIT Series
     Delaware VIP Small Cap Value Series
     Delaware VIP Trend Series
     Delaware VIP U.S. Growth Series
     Delaware VIP Value Series
DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP

DWS Variable Series II (Class B):
     DWS Alternative Asset Allocation Plus VIP Portfolio*

Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund Portfolio
     Fidelity (Reg. TM) VIP Equity-Income Portfolio*
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund
     FTVIPT Mutual Shares Securities Fund

     FTVIPT Templeton Global Bond Securities Fund
     (formerly FTVIPT Templeton Global Income Securities Fund)

     FTVIPT Templeton Growth Securities Fund
Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio*

     Janus Aspen Enterprise Portfolio*
     (formerly Janus Aspen Mid Cap Growth Portfolio)
     Janus Aspen Worldwide Portfolio*
     (formerly Janus Aspen Worldwide Growth Portfolio)

Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP Delaware Bond Fund

     LVIP Delaware Foundation Aggressive Allocation Fund*

     LVIP Delaware Social Awareness Fund
     LVIP Janus Capital Appreciation Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund

     LVIP UBS Global Asset Allocation Fund*


Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund
     LVIP Capital Growth Fund
     LVIP Cohen & Steers Global Real Estate Fund

     LVIP Columbia Value Opportunities Fund

     LVIP Delaware Growth and Income Fund
     LVIP Delaware Special Opportunities Fund
     LVIP FI Equity-Income Fund*

     LVIP Global Income Fund*

     LVIP Marsico International Growth Fund
     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund

     LVIP SSgA Bond Index Fund
     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund
     LVIP SSgA Small/Mid Cap 200 Fund
     LVIP SSgA S&P 500 Index Fund**
     LVIP SSgA Small-Cap Index Fund

     LVIP T. Rowe Price Growth Stock Fund
     LVIP Templeton Growth Fund

     LVIP Turner Mid-Cap Growth Fund

     LVIP Wilshire 2010 Profile Fund
     LVIP Wilshire 2020 Profile Fund
     LVIP Wilshire 2030 Profile Fund
     LVIP Wilshire 2040 Profile Fund
     LVIP Wilshire Aggressive Profile Fund
     LVIP Wilshire Conservative Profile Fund
     LVIP Wilshire Moderate Profile Fund
     LVIP Wilshire Moderately Aggressive Profile Fund
MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Core Equity Series*

     MFS (Reg. TM) VIT Growth Series*

     MFS (Reg. TM) VIT Total Return Series
     MFS (Reg. TM) VIT Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio
     Neuberger Berman AMT Regency Portfolio

PIMCO Variable Insurance Trust (Advisor Class):
     PIMCO VIT Commodity Real Return Strategy Portfolio*

Putnam Variable Trust (Class IB):

     Putnam VT Global Health Care Fund*
     (formerly Putnam VT Health Sciences Fund)
     Putnam VT Growth & Income Fund*


*Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

**"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)



This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583.
The SAI and other
information about Lincoln New York and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2009

Table of Contents



Item                                                          Page
Special Terms                                                  5
Expense Tables                                                 7
Summary of Common Questions                                   10
Lincoln Life & Annuity Company of New York                    13
Variable Annuity Account (VAA)                                13
Investments of the Variable Annuity Account                   14
Charges and Other Deductions                                  19
The Contracts                                                 25
 Purchase Payments                                            26
 Bonus Credits                                                26
 Persistency Credits                                          26
 Transfers On or Before the Annuity Commencement Date         27
 Surrenders and Withdrawals                                   30
 Death Benefit                                                33
 Investment Requirements                                      35
 Living Benefit Riders                                        37
 Lincoln Lifetime IncomeSM Advantage                          37
 Lincoln SmartSecurity (Reg. TM) Advantage                    44
 i4LIFE (Reg. TM) Advantage                                   50
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage    54
 4LATER (Reg. TM) Advantage                                   56
 Annuity Payouts                                              61
 Fixed Side of the Contract                                   63
Distribution of the Contracts                                 64
Federal Tax Matters                                           65
Additional Information                                        70
 Voting Rights                                                70
 Return Privilege                                             70
 Other Information                                            71
 Legal Proceedings                                            71
Contents of the Statement of Additional Information (SAI)
for Lincoln New York Account N for Variable Annuities         72
Appendix A - Condensed Financial Information                  A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) - An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

Account or variable annuity account (VAA) - The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.


Account Value - Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the contract value on the valuation date that i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value equals the initial Account Value plus investment gains minus losses, regular income payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.


Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Bonus credit - The additional amount credited to the contract for each purchase payment.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referenced to as account value in marketing materials) - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.


Good Order - The actual receipt at our Servicing Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guaranteed Income Benefit - An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage regular income payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain contractowners.


i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln New York (we, us, our) - Lincoln Life & Annuity Company of New York
(LNY)


Lincoln Lifetime IncomeSM Advantage - Provides minimum guaranteed lifetime periodic withdrawals that may increase.


Lincoln SmartSecurity (Reg. TM) Advantage - Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent purchase payments and step-ups.


Living Benefit - A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. If you select a Living Benefit rider, excess withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements. These riders are the Lincoln Smart Security (Reg. TM) Advantage, Lincoln Lifetime Income AdvantageSM, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit).

Persistency credit - The additional amount credited to the contract after the fourteenth contract anniversary.

Purchase payments - Amounts paid into the contract other than bonus credits and persistency credits.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.


Contractowner Transaction Expenses:



  o   Surrender charge (as a percentage of purchase payments surrendered/withdrawn):      8.5%*
  o   Transfer charge:                                                                    $ 25**

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. See Charges and Other Deductions-Surrender Charge.

**The transfer charge will not be imposed on the first 12 transfers during a contract year. We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross reinvestment transfers.


We may apply an interest adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed period account only (except for dollar cost averaging, portfolio rebalancing, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal amount under the Lincoln SmartSecurity (Reg. TM) Advantage and regular income payments under i4LIFE (Reg. TM) Advantage). See Fixed Side of the Contract.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Account Fee: $30*

Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):


                                           With Enhanced              Guarantee of
                                           Guaranteed Minimum         Principal Death
                                           Death Benefit (EGMDB)      Benefit (GOP)
                                           -----------------------    ----------------
o   Mortality and expense risk charge              1.45%                   1.35%
o   Administrative charge                          0.15%                   0.15%
                                                    ----                    ----
o   Total annual charge for each
    subaccount                                     1.60%                   1.50%

* We do not assess the account fee on contracts issued prior to October 1, 2003. The account fee will be waived if your contract value is $50,000 or more at the end of any particular year. The account fee will be waived after the fifteenth contract year.


Optional Rider Charges:


Lincoln Lifetime IncomeSM Advantage:


                                   Lincoln Lifetime IncomeSM
                                           Advantage
                                  --------------------------
o   Guaranteed maximum annual
    percentage charge*                      1.50%
o   Current annual percentage
    charge* **                              0.90%


*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment and any bonus credit or contract value at the time of election) as increased for subsequent purchase payments, any bonus credits, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. These changes to the Guaranteed Amount are discussed below. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.


**For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000.

Lincoln SmartSecurity (Reg. TM) Advantage:



                                Lincoln SmartSecurity (Reg. TM)
                                  Advantage - 5 Year Elective
                                       Step-Up option+ **
                               ---------------------------------
o   Guaranteed maximum annual
    percentage charge*                      0.95%
o   Current annual percentage
    charge*                                 0.65%



      Lincoln SmartSecurity (Reg. TM)    Lincoln SmartSecurity (Reg. TM)
        Advantage - 1 Year Automatic      Advantage - 1 Year Automatic
               Step-Up option                    Step-Up option
     - Single Life (and prior version)            - Joint Life
    ----------------------------------- --------------------------------
o
                  1.50%                              1.50%
o
                  0.65%                              0.80%


*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment and any bonus credit or contract value at the time of election) as increased for subsequent purchase payments, any bonus credits, and step-ups and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.


**For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount.

+As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM)Advantage - 5 Year Elective Step-up option is no longer available for purchase.




4LATER (Reg. TM) Advantage:





  o   Guaranteed maximum annual percentage charge*      1.50%
  o   Current annual percentage charge* **              0.65%



*The annual percentage charge for the 4LATER (Reg. TM) Advantage is multiplied by the Income Base (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, bonus credits, automatic 15% Enhancements, and Resets and decreased for withdrawals. The 4LATER (Reg. TM) Advantage charge is deducted from the subaccounts on a quarterly basis.

**For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base.



The next table describes charges that apply only when i4LIFE (Reg. TM) Advantage is in effect. The charge for any Guaranteed Income Benefit, if elected, is added to the i4LIFE (Reg. TM) Advantage charge and the total is deducted from your average daily account value.

i4LIFE (Reg. TM) Advantage Payout Phase (On and After the Periodic Income Commencement Date):


i4LIFE (Reg. TM) Advantage (as a daily percentage of average account value):

                        Enhanced Guaranteed      Guarantee of
                        Minimum Death            Principal Death
                        Benefit (EGMDB)          Benefit             Account Value Death Benefit
                        ---------------------    ----------------    ----------------------------
o   Annual charge*             2.05%                  1.90%                     1.85%


*During the Lifetime Income Period, the charge will be the same rate as the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.


Optional Rider Charges :


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (as a daily percentage of average account value):




  o   Guaranteed maximum annual percentage charge      1.50%**
  o   Current annual percentage charge                 0.50%*



4LATER (Reg. TM) Advantage Guaranteed Income Benefit (as a daily percentage of average account value):





  o   Guaranteed maximum annual percentage charge      1.50%
  o   Current annual percentage charge                 0.65%* ***



For example, if you purchase the i4LIFE (Reg. TM) Advantage EGMDB for 2.05% with the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit at a maximum charge of 1.50%, your total annual charge is 3.55% (as a daily percentage of average account value).

*The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge.

**Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit may purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase the Lincoln Lifetime IncomeSM Advantage.

***For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base.


The next table describes the separate account annual expenses (as a percentage of average daily net assets in the subaccounts) you pay on and after the Annuity Commencement Date:




  o   Mortality and expense risk charge and Administrative charge      1.40%

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2008. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                    Maximum      Minimum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         4.15%        0.33%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       1.81%        0.33%

EXAMPLES


This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.


The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB and Lincoln Lifetime IncomeSM Advantage at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable time period:




   1 year    3 years   5 years   10 years
----------- --------- --------- ---------
   $1,579    $2,998    $4,284    $7,496


2) If you annuitize or do not surrender your contract at the end of the applicable time period:




 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $729   $2,198    $3,684    $7,496



For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. The examples do not reflect bonus credits or persistency credits. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income payments or annuity payouts are made. See The Contracts - i4LIFE (Reg. TM) Advantage including the Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage and Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.


For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.



Summary of Common Questions
What kind of contract am I buying? It is an individual variable or fixed and/or interest adjusted, if applicable, annuity contract between you and Lincoln New York. This prospectus primarily describes the variable side of the contract. See The Contracts.

What is the variable annuity account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.


What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your purchase payments among the various subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect one of the following riders:
Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You will be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements.


What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments, bonus credits and persistency credits to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you receive bonus credits and you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? If you withdraw purchase payments, you pay a surrender charge from 0% to 8.5% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charge.

We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the contract year.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

What is a bonus credit and a persistency credit? When purchase payments are made, we will credit an additional amount to the contract, known as a bonus credit. The amount of the bonus credit is calculated as a percentage of the purchase payments. The bonus credit percentage will vary based on the owner's cumulative purchase payments, as defined in this prospectus. All bonus credits become part of the contract value at the same time as the corresponding purchase payments. Bonus credits are not considered to be purchase payments. See The Contracts - Bonus Credits.

A persistency credit of 0.05% of contract value less purchase payments that have been in the contract less than fourteen years will be credited on a quarterly basis after the fourteenth anniversary. See The Contracts - Persistency Credits.


We offer a variety of variable annuity contracts. Other annuity contracts that we offer have no provision for bonus credits but may have lower mortality and expense risk charges and/or lower surrender charges. The amount of bonus credit may be more than offset by higher surrender charges associated with the bonus credit. After the fourteenth contract anniversary, the persistency credits are designed to fully or partially offset these additional bonus charges. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.


How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.

May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.


What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that you may purchase for an additional charge on or after you have reached age 60 and which provides minimum guaranteed, periodic withdrawals for your life regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial purchase payment (or contract value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the step-up to 200% of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts-Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What are Living Benefit Riders? Living Benefit riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. If you select a Living Benefit rider, excess withdrawals may have adverse effects on the benefit, and you will be subject to Investment Requirements. These riders are the Lincoln Smart Security (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage (both of which are withdrawal benefit riders) and 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) (both of which are annuity payout riders). These riders are discussed in detail in this prospectus. In addition, there is an overview of these riders that is provided with this prospectus.

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment and its corresponding bonus credits (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess withdrawals will adversely affect the Guaranteed Amount. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage.


What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.


What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) regular income payments. The i4LIFE (Reg. TM) Guaranteed Income Benefit is purchased at the time you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. 4LATER (Reg. TM) Advantage, Lincoln Smart Security (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage have features that may be used to establish the amount of the Guaranteed Income Benefit. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE (Reg. TM) Guaranteed Income Benefit does not have an Income Base; the minimum floor is based on the contract value at the time you elect i4LIFE (Reg. TM) with the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage to establish the Guaranteed Income Benefit at the time you terminate Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg. TM) Advantage. By electing this benefit, you will be subject to Investment Requirements. See The Contracts
- i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.


What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Servicing office. You assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. We will not refund any bonus credits credited to your contract value if you elect to cancel your contract; however, we will assume the risk of investment loss on the bonus credits. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A to this prospectus provides more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.


Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.


The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.

Lincoln Life & Annuity Company of New York

Lincoln New York (the Company) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln
Life). Lincoln Life is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln New York is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 7866 , Fort Wayne, IN 46802-7866, or call 1-888-868-2583 . In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.




Variable Annuity Account (VAA)
On March 11, 1999, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Financial Statements

The December 31, 2008 financial statements of the VAA and the December 31, 2008 financial statements of Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.




Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. Bonus credits are allocated to the subaccounts at the same time and at the same percentage as the purchase payments being made. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AIM, AllianceBernstein, American Century, American Funds, BlackRock, Delaware, DWS, Fidelity, Franklin Templeton, Janus, Lincoln, MFS, PIMCO and Putnam Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.35% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for the fund. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.



AIM Variable Insurance Funds, advised by Invesco AIM Advisors, Inc.


  o Capital Appreciation Fund (Series II): Capital appreciation.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o Core Equity Fund (Series II): Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o International Growth Fund (Series II): Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.


  o AllianceBernstein VPS Global Thematic Growth Portfolio (Class B): Maximum capital appreciation.
     (formerly AllianceBernstein VPS Global Technology Portfolio)


  o AllianceBernstein VPS Growth and Income Portfolio (Class B): Growth and income.

  o AllianceBernstein VPS International Value Portfolio (Class B): Long-term growth.

  o AllianceBernstein VPS Large Cap Growth Portfolio (Class B): Maximum capital appreciation.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth.



American Century Investments Variable Products, advised by American Century Investment Management, Inc.


  o Inflation Protection Fund (Class II): Long-term total return.


American Funds Insurance SeriesSM, advised by Capital Research and Management Company

  o Global Growth Fund (Class 2): Long-term growth.

  o Global Small Capitalization Fund (Class 2): Long-term growth.

  o Growth Fund (Class 2): Long-term growth.

  o Growth-Income Fund (Class 2): Growth and income.

  o International Fund (Class 2): Long-term growth.



BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

  o BlackRock Global Allocation V.I. Fund (Class III): High total return. This fund will be available on or about June 30, 2009. Consult your financial advisor.


Delaware VIP Trust, advised by Delaware Management Company


  o Diversified Income Series (Service Class): Total return.

  o Emerging Markets Series (Service Class): Capital appreciation.


  o High Yield Series (Service Class): Total return.

  o Limited-Term Diversified Income Series (Service Class): Current income. (formerly Capital Reserves Series)

  o REIT Series (Service Class): Total return.
    This fund is not available in contracts issued after June 4, 2007. This fund will be reopened and available in all contracts on or about June 30, 2009. Consult your financial advisor.


  o Small Cap Value Series (Service Class): Capital appreciation.

  o Trend Series (Service Class): Capital appreciation.

  o U.S. Growth Series (Service Class): Capital appreciation.

  o Value Series (Service Class): Long-term capital appreciation.



DWS Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc. and subadvised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP (Class A): Capital appreciation.

  o DWS Small Cap Index VIP (Class A): Capital appreciation.


DWS Variable Series II, advised by Deutsche Asset Management Inc, and subadvised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation Plus VIP Portfolio (Class B): Capital appreciation.
     This fund will be available on or about June 30, 2009. Consult your financial advisor.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and subadvised by FMR Co., Inc.


  o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.

  o Equity-Income Portfolio (Service Class 2): Reasonable income.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Growth Portfolio (Service Class 2): Capital appreciation.

  o Mid Cap Portfolio (Service Class 2): Long-term growth.

  o Overseas Portfolio (Service Class 2): Long-term growth.



Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund and the Franklin Small-Mid Cap Growth Securities Fund, by Templeton Global Advisors Limited for the Templeton Global Bond Securities Fund and the Templeton Growth Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.


  o Franklin Income Securities Fund (Class 2): Current income.

  o Franklin Small-Mid Cap Growth Securities Fund (Class 2): Long-term growth.

  o Mutual Shares Securities Fund (Class 2): Capital appreciation.


  o Templeton Global Bond Securities Fund (Class 2): Total return. (formerly Templeton Global Income Securities Fund)

  o Templeton Growth Securities Fund (Class 2): Long-term growth.



Janus Aspen Series, advised by Janus Capital Management LLC

  o Balanced Portfolio (Service Class): Long-term growth and current income. This fund is not offered in contracts issued on or after June 6, 2005.


  o Enterprise Portfolio (Service Class): Long-term growth.
     (formerly Mid Cap Growth Portfolio)

     This fund is not offered in contracts issued on or after June 6, 2005.


  o Worldwide Portfolio (Service Class): Long-term growth.
     (formerly Worldwide Growth Portfolio)

     This fund is not offered in contracts issued on or after May 24, 2004.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.


  o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.

     (Subadvised by BAMCO, Inc.)


  o LVIP Capital Growth Fund (Service Class): Capital growth.
     (Subadvised by Wellington Management)


  o LVIP Cohen & Steers Global Real Estate Fund (Service Class): Total return. (Subadvised by Cohen & Steers Capital Management)


  o LVIP Columbia Value Opportunities Fund (Service Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)


  o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Subadvised by Delaware Management Company)


  o LVIP Delaware Foundation Aggressive Allocation Fund (Standard Class):
     Long-term capital growth.
     (Subadvised by Delaware Management Company)
     This fund will not be available until the merger with the LVIP UBS Global Asset Allocation Fund is complete.

  o LVIP Delaware Growth and Income Fund (Service Class): Capital appreciation.

     (Subadvised by Delaware Management Company)

  o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.

     (Subadvised by Delaware Management Company)

  o LVIP Delaware Special Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

  o LVIP FI Equity-Income Fund (Service Class): Income.

    (Subadvised by Pyramis Global Advisors LLC)
     This fund is not offered in contracts issued before June 6, 2005.

  o LVIP Global Income Fund (Service Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Templeton Investment Counsel, LLC)
     This fund will be available on or about June 30, 2009. Consult your financial advisor.


  o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

  o LVIP Marsico International Growth Fund (Service Class): Long-term capital appreciation.
     (Subadvised by Marsico Capital Management, LLC)

  o LVIP MFS (Reg. TM) Value Fund (Service Class): Long term growth of capital.

     (Subadvised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund (Service Class): Long-term capital appreciation. (Subadvised by Wellington Management)

  o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners, Limited)

  o LVIP Money Market Fund (Standard Class): Preservation of capital. (Subadvised by Delaware Management Company)


  o LVIP SSgA Bond Index Fund (Service Class): Replicate Barclays Aggregate Bond Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Developed International 150 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA International Index Fund (Service Class): Replicate broad foreign index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap 100 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small/Mid Cap 200 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund (Service Class): Replicate S&P 500 Index.

     (Subadvised by SSgA Funds Management, Inc.)


  o LVIP SSgA Small-Cap Index Fund (Service Class): Replicate Russell 2000
     Index.

     (Subadvised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth Fund (Service Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)


  o LVIP Turner Mid-Cap Growth Fund (Service Class): Capital appreciation. (Subadvised by Turner Investment Partners)


  o LVIP UBS Global Asset Allocation Fund (Standard Class): Total return. (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global AM)


 The Board of Trustees of the Lincoln Variable Insurance Products Trust has approved a reorganization pursuant to which the assets of the LVIP UBS Global Asset Allocation Fund would be acquired and the liabilities of such fund would be assumed by the LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund in exchange for shares of the LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund. This reorganization is subject to the approval of the LVIP UBS Global Asset Allocation Fund's shareholders. This reorganization is expected to occur in June 2009.


  o LVIP Wilshire 2010 Profile Fund (Service Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2020 Profile Fund (Service Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2030 Profile Fund (Service Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2040 Profile Fund (Service Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)


  o LVIP Wilshire Aggressive Profile Fund (Service Class): Long-term growth of capital; a fund of funds.*

     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Conservative Profile Fund (Service Class): Current income; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)


  o LVIP Wilshire Moderate Profile Fund (Service Class): Growth and income; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)


  o LVIP Wilshire Moderately Aggressive Profile Fund (Service Class): Growth and income; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

*Funds offered in a fund of funds structure may have higher expenses than funds that invest directly in debt or equity securities.


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Core Equity Series (Service Class): Capital appreciation.
     This fund is not offered in contracts issued on or after June 6, 2005.


  o Growth Series (Service Class): Capital appreciation.


  o Total Return Series (Service Class): Total return.

  o Utilities Series (Service Class): Total return.



Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc., and subadvised by Neuberger Berman, LLC.

  o Mid-Cap Growth Portfolio (I Class): Capital appreciation.

  o Regency Portfolio (I Class): Long-term growth.


PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT Commodity Real Return Strategy Portfolio (Advisor Class): Maximum real return.
     This fund will be available on or about June 30, 2009. Consult your financial advisor.



Putnam Variable Trust, advised by Putnam Investment Management, LLC


  o Global Health Care Fund (Class IB): Capital appreciation.
     (formerly Health Sciences Fund)

     This fund is not offered in contracts issued on or after May 24, 2004.


  o Growth & Income Fund (Class IB): Capital growth and current income. This fund is not offered in contracts issued on or after May 24, 2004.



Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.


Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.


We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;

 o the risk that lifetime payments to individuals from Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage will exceed the contract value;
 o the risk that, if the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required income payments will exceed the account value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. A portion of the mortality and expense risk and administrative charge and a portion of the surrender charges are assessed to fully or partially recoup bonus credits paid into the contract by us when purchase payments are made. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

We apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:


                                           With Enhanced              Guarantee of
                                           Guaranteed Minimum         Principal Death
                                           Death Benefit (EGMDB)      Benefit (GOP)
                                           -----------------------    ----------------
o   Mortality and expense risk charge              1.45%                   1.35%
o   Administrative charge                          0.15%                   0.15%
                                                    ----                    ----
o   Total annual charge for each
    subaccount                                     1.60%                   1.50%

Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated as follows:


                                                        Number of contract anniversaries since
                                                             purchase payment was invested
                                                    -----------------------------------------------
                                             0       1       2    3    4    5    6    7    8    9+
      Surrender charge as a percentage of th8.50%   8.50%   8%   7%   6%   5%   4%   3%   2%   0%
      surrendered or withdrawn purchase
      payments

A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment beyond the ninth anniversary since the purchase payment was invested;
 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to the greater of 10% of the current contract value or 10% of the total purchase payments (this does not apply upon surrender of the contract);

 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner (however, surrender charge schedule of the original contract will continue to apply to the spouses's contract);

 o A surrender of the contract as a result of the death of the contractowner, joint owner or annuitant;
 o Purchase payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the contract value applied to calculate the benefit amount under any annuity payout option made available by us;
 o Regular income payments made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER or i4LIFE Guaranteed Income Benefits, or periodic payments made under any annuity payout option made available by us;
 o A surrender or withdrawal of any purchase payments, if such purchase payments were received by us more than 12 months prior to the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code and the disability occurred after the effective date of the contract and before the 65th birthday of the contractowner;
 o A surrender or withdrawal of any purchase payments, if such purchase payments were received by us more than 12 months prior to the admittance of the contractowner to an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;

 o A surrender or withdrawal of any purchase payments, if such purchase payments were received by us more than 12 months prior to the diagnosis date of a terminal illness that is after the date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
 o A surrender or annuitization of bonus credits and persistency credits;

 o Withdrawals up to the Maximum Annual Withdrawal amount under the Lincoln SmartSecurity (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage, subject to certain conditions.


For purposes of calculating the surrender charge on withdrawals, we assume that:
The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis. Prior to the ninth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

1. from purchase payments (on a FIFO basis) until exhausted; then

2. from earnings until exhausted; then

3. from bonus credits.

On or after the ninth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

1. from purchase payments (on a FIFO basis)to which a surrender charge no longer applies until exhausted; then

2. from earnings and persistency credits until exhausted; then

3. from bonus credits attributable to purchase payments to which a surrender charge no longer applies until exhausted; then

4. from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted; then

5. from bonus credits attributable to purchase payments to which a surrender charge still applies.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased. The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Account Fee

During the accumulation period, we will deduct $30 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $30 account fee will also be deducted from the contract value upon surrender. This fee will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $50,000 on the contract anniversary. We do not assess the account fee on contracts issued prior to October 1, 2003.


Transfer Fee

We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the contract year.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.


Lincoln Lifetime IncomeSM Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage, if elected. The Rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.


The charge is applied to the Guaranteed Amount as increased for subsequent purchase payments and bonus credits, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.


The annual Rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional purchase payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.


An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual Rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional purchase payments into your annuity contract after the first Benefit Year exceed $100,000, any additional purchase payment will potentially cause the charge for your Rider to change to the current charge for new purchases in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The Rider charge will be discontinued upon termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.


Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage, if elected. The Rider charge is currently equal to an annual rate of:

1) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (for Riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Single Life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage
- 1 Year Automatic Step-up); or

3) 0.80% of the Guaranteed Amount (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Joint Life option. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

If you purchase this Rider in the future, the percentage charge will be the current charge in effect at the time of purchase. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM)Advantage - 5 Year Step-up option is no longer available for purchase.


The charge is applied to the Guaranteed Amount as adjusted. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount on the valuation date the Rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Because bonus credits increase the Guaranteed Amount, bonus credits also increase the amount we deduct for the cost of the Rider. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.


If you elect to step-up the Guaranteed Amount for another step-up period (including if we administer the step-up election for you or if you make a change from a Joint Life to a Single Life option after a death or divorce), a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no Rider charge waiver is available with the Single Life and Joint Life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments (and bonus credits) made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.


4LATER (Reg. TM) Advantage Charge. Prior to the periodic income commencement date (which is defined as the valuation date the initial regular income payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial purchase payment and any bonus credit or contract value at the time of election), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. An amount equal to the quarterly 4LATER (Reg. TM) Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg. TM) Rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER (Reg. TM) in the future, the percentage charge will be the charge in effect at the time you elect 4LATER (Reg. TM).

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the periodic income commencement date, a pro-rata amount of the 4LATER (Reg. TM) Rider charge will be deducted upon termination of the 4LATER (Reg.
TM) Rider for any reason other than death. On the periodic income commencement date, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.

i4LIFE (Reg. TM) Advantage Charge . i4LIFE (Reg. TM) Advantage is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the Account Value. The annual rate of the i4LIFE (Reg. TM) Advantage charge is: 1.85% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 1.90% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit and 2.05% for the i4LIFE (Reg. TM) Advantage EGMDB. This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined. After the Access Period ends, the charge will be the same rate as the cost of the i4LIFE (Reg. TM) Advantage Account Value death benefit.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge. The Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.35% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.40% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.55% for the i4LIFE (Reg. TM) Advantage EGMDB.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge to the amounts they were before the step-up period election occurred. Increased fees collected during the 30 day period will be refunded into your contract. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate.


4LATER (Reg. TM) Guaranteed Income Benefit Charge . The 4LATER (Reg. TM) Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.50% for the i4LIFE (Reg. TM) Account Value death benefit; 2.55% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.70% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average account value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the periodic income commencement date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.

After the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the periodic income commencement date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers.

For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg. TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.35% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.40% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.55% for the i4LIFE (Reg.
TM) Advantage EGMDB. Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge to the amounts they were before the step-up period election occurred. Increased fees collected during the 30-day period will be refunded into your contract. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).


After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate.



Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%. Currently, there is no premium tax levied for New York residents.



Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment if applicable. See Fixed Side of the Contract.


The mortality and expense risk and administrative charge of 1.40% of the contract value will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received at our Servicing office, an initial purchase payment and its corresponding bonus credits will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment and its corresponding bonus credits within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a minimum purchase payment is not submitted, we will contact you to see if additional money will be sent, or if we should return the purchase payment to you. Purchase payments in total may not exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by New York's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.


Bonus Credits


For each purchase payment made into the contract, we will credit the contract with a bonus credit. The amount of the bonus credit will be added to the value of the contract at the same time and allocated in the same percentage as the purchase payment. The amount of the bonus credit is calculated as a percentage of the purchase payment made. The amount of any bonus credit applied to the contract will be noted on the confirmation sent after each purchase payment. The bonus credit percentage is based on the owner's cumulative purchase payments at the time each purchase payment is made according to the following scale:



Cumulative Purchase Payments   Bonus Credit %
------------------------------ ---------------
  Less than $100,000  .             3.0%
  $100,000-$999,999  .              4.0%
  $1,000,000 or greater  .          5.0%

Your cumulative purchase payments at the time of a purchase payment are equal to the sum of (1) all prior purchase payments made to your contract; plus (2) the current purchase payment made to your contract; minus (3) all prior withdrawals of purchase payments from your contract.


Tax qualified annuity contracts (including IRAs) cannot be used when determining the amount of the owner's investment. Inclusion of qualified contracts could result in loss of the tax qualified status or tax penalties. It is your responsibility to provide us with contract values for only nonqualified contracts.

During the first contract year if you make any purchase payment(s) after the initial purchase payment ("subsequent purchase payment"), we may add a bonus credit ("additional bonus credit") to the contract that is in addition to any bonus credit that was previously added to the contract and the bonus credit that is added due to the subsequent purchase payment. The additional bonus credit will be added to the contract if the subsequent purchase payment increases the owner's investment to a dollar level that qualifies for a higher bonus credit percentage than the bonus credit percentage that any prior purchase payments qualified for. The additional bonus credit will be added to your contract at the time the subsequent purchase payment is made. The bonus credit percentage for the additional bonus credit will be the difference between the higher bonus credit percentage that the subsequent purchase payment qualifies for and the bonus credit percentage that the prior purchase payments qualified for. We will then multiply the sum of all prior first year purchase payments by this bonus credit percentage to determine the amount of the additional bonus credit. You may receive more than one additional bonus credit during the first contract year as we will add an additional bonus credit anytime a subsequent purchase payment increases the amount of the total purchase payments to an amount that qualifies for a higher bonus credit percentage.

We offer a variety of variable annuity contracts. The amount of the bonus credit may be more than offset by higher surrender charges associated with the bonus credit. Similar products that do not offer bonus credits and have lower fees and charges may provide larger cash surrender values than this contract, depending on the level of the bonus credits in this contract and the performance of the owner's chosen subaccounts. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.



Persistency Credits

Contractowners will receive a persistency credit on a quarterly basis after the fourteenth contract anniversary. The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least fourteen years, by 0.05%. This persistency credit will be allocated to the variable subaccounts and the fixed subaccounts in proportion to the contract value in each variable subaccount and fixed subaccount at the time the persistency credit is paid into the contract. The amount of any persistency credit received will be noted on your quarterly statement. Confirmation statements for each individual transaction will not be issued.

There is no additional charge to receive this persistency credit, and in no case will the persistency credit be less than zero.

Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed account, if available. Corresponding bonus credits will be allocated to the subaccount(s) and or the fixed side of the contract in the same proportion in which you allocated purchase payments.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account guaranteed period is $2,000, subject to state approval.

If we receive your purchase payment from you or your broker-dealer in good order at our Servicing office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments and bonus credits allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments and bonus credits are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. Currently, there is no charge to you for a transfer. However, we reserve the right to impose a $25 fee for transfers after the first 12 times during a contract year. Transfers are limited to twelve (12) (within and/or between the variable and fixed subaccounts) per contract year unless otherwise authorized by Lincoln New York. Lincoln New York reserves the right to require a 30 day minimum time period between each transfer. Transfers made as a part of an automatic transfer program will not be counted against these twelve transfers.

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Servicing office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Servicing office.

Requests for transfers will be processed on the valuation date that they are received when they are received at our Servicing office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.


If your contract offers a fixed account, you may also transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.


You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $300 or the amount in the fixed account.

Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.

If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account during the Access Period are the same as stated in the section of this prospectus called Transfers On or Before the Annuity Commencement Date. During the i4LIFE (Reg. TM) Advantage Lifetime Income Period, you are subject to the rights set forth in the prior paragraph.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Assignments may have an adverse impact on any death benefits or living benefits in this product. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefit on the death of the annuitant. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.


Surrenders and Withdrawals

Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Servicing office), subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the Servicing office. If we receive a surrender or withdrawal request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the interest adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Servicing office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.


The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest-bearing account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of deposited in a SecureLine (Reg. TM) account.


There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.

Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Servicing office. For further detailed information on these services, please see Additional Services in the SAI.


Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis or in accordance with other terms we make available. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.


The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross reinvestment running simultaneously.


Asset Allocation Models


Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your purchase payments among the various subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of contract value in some or all of the LVIP subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your contract value (and any additional purchase payments you make) will be allocated among certain subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the subaccounts. We will deduct any withdrawals you make from the subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.


Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your contract value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your contract value or purchase payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.


The election of certain Living Benefit riders may require that you allocate purchase payments in accordance with Investment Requirements that may be satisfied by choosing one of the asset allocation models. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.

At this time, the available models are as follows:

 o The Lincoln SSgA Conservative Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   40% in three equity subaccounts and 60% in one fixed income subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in three equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in three equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. (Not available to contracts issued on or after June 30, 2009)
 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   70% in three equity subaccounts and 30% in one fixed income subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. (Available on or after June 30, 2009)
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in three equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying subaccounts representing a target allocation of approximately
   40% in seven equity subaccounts and 60% in one fixed income subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.


 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in seven equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in seven equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. (Not available to contracts issued on or after June 30, 2009)
 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 70% in seven equity subaccounts and 30% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. (Available on or after June 30, 2009)
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in seven equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

Your registered representative will have more information on the specific investments of each model.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate purchase payments and/or contract values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your contract value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your contract value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. You may terminate the strategy at any time and reallocate your contract value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.

  o   FTVIPT Franklin Income Securities      34% of contract
                                             value
  o   FTVIPT Mutual Shares Securities        33% of contract
                                             value
  o   LVIP Templeton Growth Fund             33% of contract
                                             value


Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed, if death occurs prior to i4LIFE (Reg. TM) Advantage elections or to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...
contractowner     There is a surviving joint owner
 contractowner     There is no surviving joint owner
contractowner     There is no surviving joint owner
                  and the beneficiary predeceases the
                  contractowner
 annuitant         The contractowner is living
annuitant         The contractowner is living
 annuitant**       The contractowner is a trust or other
                  non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     The annuitant is living or deceased    joint owner
 contractowner     The annuitant is living or deceased    designated beneficiary
contractowner     The annuitant is living or deceased    contractowner's estate
 annuitant         There is no contingent annuitant       The youngest contractowner
                                                         becomes the contingent annuitant
                                                         and the contract continues. The
                                                         contractowner may waive* this
                                                         continuation and receive the death
                                                         benefit proceeds.
annuitant         The contingent annuitant is living     contingent annuitant becomes the
                                                         annuitant and the contract continues
 annuitant**       No contingent annuitant allowed        designated beneficiary
                  with non-natural contractowner

* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.


If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this election terminates if you elect i4LIFE (Reg. TM) Advantage or any annuitization option. Generally, the more expensive the death benefit the greater the protection.

You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Servicing office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant. If your contract value equals zero, no death benefit will be paid.

Guarantee of Principal Death Benefit. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage).

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.


All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.


Enhanced Guaranteed Minimum Death Benefit (EGMDB).

If the Enhanced Guaranteed Minimum Death Benefit (EGMDB) is in effect, the death benefit paid will be the greatest of:
 o the contract value as of the valuation date the death benefit is approved by us for payment;
 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage); or

 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and bonus credits and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.


In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 80 or older at the time of issuance.

For contracts purchased after October 1, 2003, the contractowner may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to our Servicing office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply. We will deduct the charge for the Guarantee of Principal Death Benefit as of that date. See Charges and Other Deductions.


General Death Benefit Information

Only one of these death benefit elections may be in effect at any one time and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way, the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death;

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is over $10,000, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened. SecureLine (Reg. TM) is not a method of deferring taxation.


The SecureLine (Reg. TM) account is a special service that we offer in which the death benefit proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the death proceeds) a check, we will send a checkbook so that you (or the death proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient of death benefit proceeds may request to receive the proceeds in the form of a check rather than a deposit into the SecureLine (Reg. TM) account.


Investment Requirements

Prior to January 20, 2009. Contractowners who purchased the Lincoln Lifetime Income (Reg. TM) Advantage Rider from December 15, 2008 through January 19, 2009 will be subject to Investment Requirements as set forth in your contract.

As of January 20, 2009 and prior to June 30, 2009. Contractowners who have elected the Lincoln Lifetime Income (Reg. TM) Advantage Rider or the Guaranteed Income Benefit (version 3) under i4Life (Reg. TM) Advantage from January 20, 2009 through June 29, 2009 will be subject to the following Investment Requirements on the investments in their contracts.

We have divided the subaccounts of your contract into two groups. We will specify the minimum or maximum percentages of your contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) that must be in each group at the time you purchase the rider. In addition, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

You can select the percentages of contract value to allocate to individual subaccounts within each group, but the total investment for all subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

At this time, the subaccount groups are as follows:

Group 1                                              Group 2
Investments must be at least 30% of contract value   Investments cannot exceed 70% of contract value or Account Value
                                                     -----------------------------------------------------------------
or Account Value
----------------------------------------------------
1. American Century VP Inflation Protection Fund     All other funds except as described below.
2. LVIP Delaware Bond Fund
3. Delaware VIP Limited-Term Diversified Income
Series
4. Delaware VIP Diversified Income Series
5. FTVIPT Templeton Global Bond Securities Fund
6. LVIP SSgA Bond Index Fund
7. LVIP Global Income Fund



To satisfy the Investment Requirements, you may allocate 100% of your contract value among the MFS VIT Total Return Series, the BlackRock Global Allocation VI Fund, the FTVIPT Franklin Income Securities Fund, or the LVIP Wilshire Profile Funds that are available in your contract except not more than 70% can be allocated to the LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire 2030 Profile Fund and LVIP Wilshire 2040 Profile Fund. If you allocate less than 100% of your contract value to or among MFS VIT Total Return Series, the BlackRock Global Allocation VI Fund, the FTVIPT Franklin Income Securities Fund, or the available LVIP Wilshire Profile Funds, then these funds will be considered as part of Group 2 above and you will be subject to Group 2 restrictions. The DWS Alternative Asset Allocation Plus VIP Portfolio, the PIMCO VIT Commodity Real Return Strategy Portfolio, the LVIP SSgA Emerging Markets 100 Fund, the AllianceBernstein VPS Global Thematic Growth Portfolio, the Delaware VIP REIT Series and the Delaware VIP Emerging Markets Series are not available with these riders. The fixed account is only available for dollar cost averaging.

To satisfy the Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, and Lincoln SSgA Moderately Aggressive Index Model. You may choose one asset allocation model at a time, though you may change to a different asset allocation model in your contract that meets the Investment Requirements or reallocate your contract value among the Group 1 or 2 subaccounts.

Beginning June 30, 2009. Contractowners who have elected the Lincoln Lifetime Income (Reg. TM) Advantage Rider, the Guaranteed Income Benefit (version 2 or version 3) under i4Life (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, or 4Later (Reg. TM) Advantage as of June 30, 2009 will be subject to the following Investment Requirements on the investments in their contracts.

We have divided the subaccounts of your contract into three groups. We will specify the minimum or maximum percentages of your contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) that must be in each group at the time you purchase the rider. In addition, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.


You can select the percentages of contract value to allocate to individual funds within each group, but the total investment for all funds in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

At this time, the subaccount groups are as follows:




Group 1                                              Group 2
Investments must be at least 30% of contract value   Investments cannot exceed 70% of contract value or Account Value
                                                     -----------------------------------------------------------------
or Account Value
----------------------------------------------------
1. American Century VP Inflation Protection Fund     All other funds except as described below.
2. LVIP Delaware Bond Fund
3. Delaware VIP Limited-Term Diversified Income
Series
4. Delaware VIP Diversified Income Series

5. FTVIPT Templeton Global Bond Securities Fund
6. LVIP SSgA Bond Index Fund
7. LVIP Global Income Fund







Group 3
Investments cannot exceed 10% of contract value or Account Value

---------------------------------------------------
1. AllianceBernstein VPS Global Thematic Growth
Portfolio
2. Delaware VIP Emerging Markets Series
3. Delaware VIP REIT Series
4. LVIP SSgA Emerging Markets 100 Fund
5. LVIP Cohen & Steers Global Real Estate Fund
6. MFS VIT Utilities Series



To satisfy the Investment Requirements, you may allocate 100% of your contract value among the MFS VIT Total Return Series, the BlackRock Global Allocation VI Fund, or the LVIP Wilshire Profile Funds that are available in your contract except not more than 70% can be allocated to the LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire 2030 Profile Fund and LVIP Wilshire 2040 Profile Fund. If you allocate less than 100% of your contract value to or among MFS VIT Total Return Series, the BlackRock Global Allocation VI Fund, or the available LVIP Wilshire Profile Funds, then these funds will be considered as part of Group 2 above and you will be subject to Group 2 restrictions. The DWS Alternative Asset Allocation Plus VIP Portfolio and the PIMCO VIT Commodity Real Return Strategy Portfolio are not available with these riders, The fixed account is only available for dollar cost averaging.

To satisfy the Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, and Lincoln SSgA Moderately Aggressive Index Model. You may choose one asset allocation model at a time, though you may change to a different asset allocation model in your contract that meets the Investment Requirements or reallocate your contract value among the Group 1, 2 or 3 subaccounts.


Living Benefit Riders

The optional Living Benefit Riders offered under this variable annuity contract
- Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage - are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum annuity payout (i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage). You may not elect more than one Living Benefit rider at a time. Upon election of a Living Benefit rider, you will be subject to Investment Requirements. The overview chart provided with this prospectus provides a brief description and comparison of each Living Benefit rider. Terms and conditions may change after the contract is purchased.



Lincoln Lifetime IncomeSM Advantage


The Lincoln Lifetime IncomeSM Advantage is a Rider that is available for purchase with your variable annuity contract if the purchase payment or contract value (if purchased after the contract is issued) is at least $25,000 and you are age 60 or older. This Rider provides minimum, guaranteed, periodic withdrawals for your life as contract owner/annuitant regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract but, is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment plus the amount of any bonus credit applicable to that purchase payment (or contract value if elected after contract issue) increased by subsequent purchase payments, any bonus credits, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount and decreased by withdrawals in accordance with the provisions set forth below. No additional purchase payments are allowed if the contract value decreases to zero for any reason.

This Rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. You may receive Maximum Annual Withdrawal amounts for your lifetime. Withdrawals in excess of the Maximum Annual Withdrawal amount may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement and the 200% Step-up. These options are discussed below in detail.

By purchasing the Lincoln Lifetime IncomeSM Advantage Rider, you will be limited in how you can invest in the subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements.

Lincoln New York offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus. Not all riders will be available at all times.


We have designed the rider to protect you from outliving your contract value. If the rider terminates or you die before your contract value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your contract value will be reduced to zero before your death. Accordingly, a significant risk against which the rider protects, i.e., that your contract value will be reduced to zero (due to poor market performance or charges) while you are still alive, may be minimal.

If the Rider is elected at contract issue, then the Rider will be effective on the contract's effective date. If the Rider is elected after the contract is issued (by sending a written request to our Servicing Office), the Rider will be effective on the next valuation date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other living benefit rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when you elect the Rider. If you elect the Rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial purchase payment plus the amount of any bonus credit. If you elect the Rider after we issue the contract, the initial Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total Guaranteed Amounts from all Lincoln New York contracts (or contracts issued by our affiliates) in which you are the covered life under either the Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Additional purchase payments and any bonus credits automatically increase the Guaranteed Amount by the amount of the purchase payment and any bonus credit (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional purchase payment, which receives a 3% bonus credit, will increase the Guaranteed Amount by $10,300. After the first anniversary of the Rider effective date, each time a purchase payment is made after the cumulative purchase payments equal or exceed $100,000, the charge for your Rider may change on the next Benefit Year anniversary. The charge will be the current charge in effect on that next Benefit Year Anniversary, for new purchases of the Rider. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional purchase payments on the Lincoln Lifetime IncomeSM Advantage charge:


         Initial purchase payment                   $100,000
         Additional purchase payment in Year 2      $ 95,000   No change to charge
         Additional purchase payment in Year 3      $ 75,000   Charge will be the current charge
         Additional purchase payment in Year 4      $ 25,000   Charge will be the current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments, and applicable bonus credits, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative purchase payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.


5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus purchase payments and any applicable bonus credits received in that year, will be increased by 5% if the contract owner/annuitant is under age 86 and the Rider is within the 10 year period described below. Additional purchase payments and any bonus credits must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that purchase payment (and bonus credit). Any purchase payments and bonus credits made within the first 90 days after the effective date of the Rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.


Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Maximum Annual Withdrawal Amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial purchase payment = $100,000; Bonus Credit of 4% = $4,000; Guaranteed Amount = $104,000

Additional purchase payment on day 30 = $15,000; Bonus Credit of 4% = $600; Guaranteed Amount = $119,600

Additional purchase payment on day 95 = $10,000; Bonus Credit of 4% = $400; Guaranteed Amount = $130,000

On the first Benefit Year Anniversary, the Guaranteed Amount will never be less than $135,980 ($119,600 times 1.05% = $125,580 plus $10,400). The $10,000 purchase payment and $400 bonus credit on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.


The 5% Enhancement will be in effect for 10 years from the effective date of the Rider. The 5% Enhancement will cease upon the death of the contractowner/annuitant or when the contractowner/annuitant reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the Rider, and a new 15-year period will begin following each Automatic Annual Step-up.

The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the Rider is within the 10-year period.


An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the Rider will not change. However, the amount you pay for the Rider will increase since the charge for the Rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary if:

     a. the contractowner/annuitant is still living and under age 86; and

   b. the contract value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current contract value as described above, your percentage charge for the Rider will be the current charge for the Rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.


If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the Rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional purchase payments would cause your charge to increase. See the earlier Guaranteed Amount section.


Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments):



                                                                                                Potential for   Length of 5%
                                                                                   Guaranteed     Charge to     Enhancement
                                                                  Contract Value     Amount         Change         Period
                                                                 ---------------- ------------ --------------- -------------
         Initial Purchase Payment $50,000 + 3% bonus credit .         $51,500        $51,500         No              10
         1st Benefit Year Anniversary...........................      $54,000        $54,075         No               9
         2nd Benefit Year Anniversary...........................      $53,900        $56,779         No               8
         3rd Benefit Year Anniversary...........................      $57,000        $59,618         No               7
         4th Benefit Year Anniversary...........................      $64,000        $64,000        Yes              10


On the 1st Benefit Year anniversary, the 5% Enhancement increased the Guaranteed Amount to $54,075 since the increase in the contract value ($2,500) is less than the 5% Enhancement amount of $2,575 (5% of $51,500). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,075 = $2,704). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,779 = $2,839). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,981 (5% of $59,618).

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.


Step-up to 200% of the initial Guaranteed Amount. On the later of the 10th Benefit Year anniversary or the Benefit Year anniversary after you reach age 75, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments, including bonus credits, made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) (The 200% Step-up will occur on the 10th Benefit Year anniversary if you purchased the rider prior to May 1, 2009.) This Step-up will not occur if:


     1) An Excess Withdrawal (defined below) has occurred; or

   2) Cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus purchase payments and applicable bonus credits within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $208,000. A $10,400 Maximum Annual Withdrawal was made at age 69 and at age 70. If one more $10,400 Maximum Annual Withdrawal was made at age 71, the Step-up would not be available since withdrawals cannot exceed $20,800 (10% of $208,000).


This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus purchase payments and applicable bonus credits within 90 days of rider election). Required minimum distributions
(RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amounts section below.


This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial purchase payment at age 65 = $200,000; Bonus Credit of $8,000; Guaranteed Amount =$208,000; Maximum Annual Withdrawal amount = $10,400.

After 10 years, at age 75, the Guaranteed Amount is $283,232 (after applicable 5% Enhancements and two $10,400 Maximum Annual Withdrawal Amounts) and the contract value is $250,000. Since the Guaranteed Amount is less than $374,400 ($208,000 initial Guaranteed Amount reduced by the two $10,400 withdrawals times 200%), the Guaranteed Amount is increased to $374,400.

The 200% Step-up cannot increase the Guaranteed Amount beyond the Maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your lifetime as long as your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and the Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.


All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value.


The Maximum Annual Withdrawal amount is increased by 5% of any additional purchase payments and bonus credits. For example, if the Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made (which receives a 3% bonus credit), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln New York contracts (or contracts issued by our affiliates) applicable to you can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals. If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional purchase payments):



                                                                                   Guaranteed    Maximum Annual
                                                                  Contract Value     Amount     Withdrawal Amount
                                                                 ---------------- ------------ ------------------
         Initial Purchase Payment $50,000 + 3% bonus credit .         $51,500        $51,500         $2,575
         1st Benefit Year Anniversary...........................      $54,000        $54,000         $2,700
         2nd Benefit Year Anniversary...........................      $51,000        $51,300         $2,700
         3rd Benefit Year Anniversary...........................      $57,000        $57,000         $2,850
         4th Benefit Year Anniversary...........................      $64,000        $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.


Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:


     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal Amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,102 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,200 (5% of the initial Guaranteed Amount of $104,000)

After a $12,000 Withdrawal ($5,200 is within the Maximum Annual Withdrawal amount, $6,800 is the Excess Withdrawal):

The contract value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,200:

Contract Value = $54,800
Guaranteed Amount = $79,800

The contract value is reduced by the $6,800 Excess Withdrawal and the Guaranteed Amount is reduced by 12.41%, the same proportion that the Excess Withdrawal reduced the $54,800 contract value ($6,800 - $54,800)

Contract value = $48,000

Guaranteed Amount = $69,898 ($79,800 X 12.41% = $9,902; $79,800 - $9,902 =
$69,898)
Maximum Annual Withdrawal amount = $3,494.89 (5% of $69,898)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

The portion of Excess Withdrawals attributed to purchase payments (and not bonus credits) will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,200 Maximum Annual Withdrawal amount is not subject to surrender charges; the $6,800 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charges. Withdrawals attributed to bonus credits are not subject to surrender charges.


Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal Amount, because you have reached the Maturity Date of the Contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payment Option is a fixed annuitization in which the contractowner will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount for your life.


If the contract value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your beneficiary may be eligible for a final payment upon your death. To be eligible the death benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all purchase payments, decreased by withdrawals in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the purchase payments dollar for dollar. If your death benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all purchase payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.


Upon the death of the contractowner/annuitant, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). If the beneficiary elects to continue the contract after the death of the contractowner/annuitant (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.


General Provisions.

Termination. After the seventh anniversary of the effective date of the Rider, the contractowner may terminate the Rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:

 o on the annuity commencement date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);

 o if the contractowner or annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
 o on the date the contractowner is changed pursuant to an enforceable divorce agreement or decree;

 o upon the death of the contractowner/annuitant;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.


If you terminate the Rider, you must wait one year before you can re-elect any Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage or any other living benefits we may offer in the future.


Compare to Lincoln SmartSecurity (Reg. TM) Advantage. If a contractowner is interested in purchasing a rider that provides guaranteed minimum withdrawals, the following factors should be considered when comparing Lincoln Lifetime IncomeSM Advantage and the Lincoln SmartSecurity (Reg. TM) Advantage (discussed in your prospectus) (only one of these riders can be added to a contract at any one time): the Lincoln Lifetime IncomeSM Advantage has the opportunity to provide a higher Guaranteed Amount because of the 5% Enhancement, Automatic Annual Step-up or 200% Step-up. However, the percentage charge for the Lincoln Lifetime IncomeSM Advantage is higher for the Single Life and has the potential to increase on every Benefit Year Anniversary if the increase in contract value exceeds the 5% Enhancement. There is no Joint Life option for Lincoln Lifetime IncomeSM Advantage. Another factor to consider is that immediate withdrawals from your contract, under the Lincoln Lifetime IncomeSM Advantage, will adversely impact the 5% Enhancement and 200% Step-up. The Lincoln SmartSecurity (Reg. TM) Advantage provides that Maximum Annual Withdrawal amounts can continue to a beneficiary to the extent of any remaining Guaranteed Amount while the Lincoln Lifetime IncomeSM Advantage does not offer this feature. The Investment Requirements and Termination provisions are different between these two riders.


i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM)Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM)Advantage if i4LIFE (Reg. TM) Advantage will provide a higher payout amount. If this decision is made, the contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln LIfetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit must be elected before the Annuity Commencement Date and by age 90 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of your prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.


Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM)Advantage.

Prior to i4LIFE (Reg. TM)Advantage election:

Contract Value = $100,000

Guaranteed Amount = $100,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor


Guaranteed Income Benefit = $5,020 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the annuity commencement date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all purchase payments alternative of the Enhanced Guaranteed Minimum Death Benefit, whichever is in effect. See Death Benefits in this prospectus. Any Excess Withdrawals will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the death benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the death benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.


Availability. The Lincoln Lifetime IncomeSM Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The contractowner/annuitant must be at least age 60 and under age 86 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage or on or after the Annuity Commencement Date and must wait at least 12 months after terminating 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage or any other living benefits we may offer in the future. If you decide to drop a rider to add Lincoln Lifetime IncomeSM Advantage your Guaranteed Amount will equal the current contract value on the effective date of the change. Before you make this change, you should consider that no guarantees or fee waiver provisions carry over from the previous rider. The Lincoln Lifetime IncomeSM Advantage terminates after the death of a covered life and the Guaranteed Amount is not available to a beneficiary. You will be subject to additional Investment Requirements.


See the comparison to Lincoln SmartSecurity (Reg. TM) Advantage for other factors to consider before making a change.

There is no guarantee that the Lincoln Lifetime IncomeSM Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. The availability of this Rider will depend upon your state's approval of this Rider. In addition, certain features of the Rider may not be available in some states. Check with your investment representative regarding availability.


Lincoln SmartSecurity (Reg. TM) Advantage


The Lincoln SmartSecurity (Reg. TM) Advantage is a Rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment plus the amount of any bonus credit applicable to that purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, any bonus credits, step-ups and withdrawals in accordance with the provisions set forth below. There are two different options that step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up):


     Lincoln SmartSecurity (Reg. TM) Advantage -  5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage -  1 Year Automatic Step-up


The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase after January 16, 2009. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional ten-year periods of automatic step-ups.


You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life or Joint Life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.


By purchasing this Rider, you will be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with its variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect the Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage, which provides minimum guaranteed, periodic withdrawals for life. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Compare to Lincoln SmartSecurity (Reg. TM) Advantage.


If the benefit is elected at contract issue, then the Rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Servicing office), the Rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.


Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment plus the amount of any bonus credit. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined Guaranteed Amounts of all Lincoln New York contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse if joint owner are the annuitant) under either the Lincoln SmartSecurity (Reg. TM) Advantage or the Lincoln Lifetime IncomeSM Advantage.


Additional purchase payments and bonus credits automatically increase the Guaranteed Amount by the amount of the purchase payment and bonus credit (not to exceed the maximum); for example, a $10,000 additional purchase payment, which receives a 3% bonus credit will increase the Guaranteed Amount by $10,300. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will allow purchase payments into your annuity contract after the first anniversary of the Rider effective date if the cumulative additional purchase payments exceed $100,000 only with prior Servicing Office approval. Additional purchase payments will not be allowed if the contract value is zero.


Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made and any bonus credits are received, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including any surrender charges and other deductions), the Rider charge and account fee plus any purchase payments and any bonus credits made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):




                                          Contract Value      Guaranteed Amount
                                         ----------------    ------------------
o   Initial Purchase Payment $50,000
    (3% bonus credit)                    $51,500                   $51,500
o   1st Benefit Year Anniversary         $54,000                   $54,000
o   2nd Benefit Year Anniversary         $53,900                   $54,000
o   3rd Benefit Year Anniversary         $57,000                   $57,000


Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments, any bonus credits and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero. On the effective date of the Rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments and any bonus credits. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made (which receives a 3% bonus credit), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the interest adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.


When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option,demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $29,400 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $82,400
Maximum Annual Withdrawal = $5,200 (5% of the initial Guaranteed Amount of $104,000)
 Initial Guaranteed Amount of $104,000 equals $100,000 purchase payment and 4% bonus credit

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($82,400
- $7,000 = $75,400).

The Maximum Annual Withdrawal amount was reduced to the least of:

1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,150); or

2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges and an interest adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the interest adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the Single Life option) or for the lifetimes of you (contractowner) and your spouse (if the Joint Life option is purchased), as long as:

1) No withdrawals are made before you (and your spouse if a Joint Life) are age 65; and
2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:
1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:
a. the contractowner (and spouse if applicable) is age 65;
b. the contract is currently within a ten-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new ten-year automatic step-up period) (the contractowner must be eligible to elect a step-up i.e. all contractowners and the annuitant must be alive and under age 81); and
c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased an annuity with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up with $100,000 (and received a bonus credit of 4%), your initial Guaranteed Amount is $104,000 and your initial Maximum Annual Withdrawal amount is $5,200. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $99,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $104,000, then the Maximum Annual Withdrawal amount of $5,200 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount, 5% of $99,000 is $4,950. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available. The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect) and your contract terminates. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect).

If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new Single Life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount ; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount and 3) the cost of the Single Life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the Joint Life option to the Single Life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the Single Life option is less than the cost of the Joint Life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a Joint Life Option to a Single Life Option (if the contractowner is under age 81) at the current Rider charge for new sales of the Single Life Option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the Rider by notifying us in writing. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o Upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can re-elect any Lincoln SmartSecurity (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage options.


i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts and applicable guarantees. You should discuss this decision with your registered representative. See i4LIFE (Reg. TM) Advantage.

Availability. The Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. All contractowners and the annuitant of the contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option must be under age 81 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage or on or after the Annuity Commencement Date. The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elecive Step-up option is no longer available for purchase.


There is no guarantee that the Lincoln SmartSecurity (Reg. TM) Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. This Rider is available for contracts issued after October 1, 2003. Check with your investment representative regarding availability.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your regular income payments. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP markets). This option is subject to a charge (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily on the average account value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.


i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected after the effective date of the contract and before an annuity payout option is elected by sending a written request to our Servicing Office. If you purchased 4LATER (Reg. TM) Advantage, you must wait at least one year before you can purchase i4LIFE (Reg. TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments. The annuitant and secondary life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the secondary life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.


i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and secondary life are age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the 4LATERSM Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected.

Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage you must select a death benefit option. Once i4LIFE (Reg. TM) Advantage begins, any prior death benefit election will terminate and the i4LIFE (Reg. TM) Advantage death benefit will be in effect. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began. See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.



We will establish the minimum (currently 5 years) and maximum (currently to age 115 for non-qualified contracts; to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made and Guaranteed Income Benefit payments and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.


Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, or 5% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any surrender charges or applicable interest adjustments. See Charges and Other Deductions. For information regarding income tax consequences of regular income payments, see Federal Tax Matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the annuitant and secondary life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent regular income payments during the Access Period. Each subsequent regular income payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.


For nonqualified contracts, if the annuitant (and secondary life if applicable) dies during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant (and secondary life) dies during the Access Period, i4LIFE (Reg. TM) Advantage (and the Guaranteed Income Benefit if applicable) will terminate.


Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age the age and sex of the annuitant and secondary life (if living);
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln New York's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.


i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is in effect during the Access Period and will be equal to the greater of:

  o the Account Value as of the valuation date we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
   o regular income payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the death benefit by the dollar amount of the payment; and
   o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

 References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the contract or Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The following example demonstrates the impact of a proportionate withdrawal on your death benefit:



         o i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit     $200,000
         o Total i4LIFE (Reg. TM) Regular Income payments                      $ 25,000
         o Additional Withdrawal                                               $15,000 ($15,000/$150,000=10% withdrawal)
         o Account Value at the time of Additional Withdrawal                  $150,000

i4LIFE (Reg. TM)Death Benefit Value after regular income payment = $200,000 -
 $25,000 = $175,000
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500


The regular income payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Servicing Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.


i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is available during the Access Period. This benefit is the greatest of:

  o the Account Value as of the valuation date on which we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
   o regular income payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the death benefit by the dollar amount of the payment or in the same proportion that regular income payments reduce the Account Value, depending on the terms of your contract; and
   o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

 References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election; or

  o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and bonus credits and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted in the same proportion that regular income payments and withdrawals reduce the contract value or Account Value.


When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) prior to electing i4LIFE (Reg. TM) Advantage and this death benefit was in effect when you purchased i4LIFE (Reg.
TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Servicing office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no secondary life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.



Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

A Guaranteed Income Benefit is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage (withdrawal benefit riders) prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (annuity payout rider). Refer to the 4LATER (Reg. TM)Advantage section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Once the Guaranteed Income Benefit is elected, additional purchase payments cannot be made to the contract. Election of this rider will limit how much you can invest in certain subaccounts. See the Contracts - Investment Requirements.


There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a contractowner with the Lincoln Lifetime IncomeSM Advantage who decides to drop Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg.
TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage rider.

i4LIFE (Reg. TM) Guaranteed Income Benefit, if available, is purchased when you elect i4LIFE (Reg. TM) Advantage or anytime during the Access Period, subject to terms and conditions at that time. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg. TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg.
TM) Advantage.

The Guaranteed Income Benefit is initially equal to 75% of the regular income payment (which is based on your Account Value as defined in the i4LIFE (Reg.
TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage can use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit. The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value.


If the amount of your i4LIFE (Reg. TM) Advantage regular income payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit (In other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular income payments also reduce the Account Value). This withdrawal will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of withdrawals to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. If your Account Value equals zero, no death benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living. If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:





         o i4LIFE (Reg. TM) Account Value before market decline     $135,000
         o i4LIFE (Reg. TM) Account Value after market decline      $100,000
         o Guaranteed Income Benefit                                $    810
         o Regular Income Payment after market decline              $    769
         o Account Value after market decline and Guaranteed        $ 99,190
         Income Benefit payment



The contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

If you purchased the Guaranteed Income Benefit (version 3) on or after January 20, 2009, the Guaranteed Income Benefit will automatically step-up every year to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. If you purchased the Guaranteed Income Benefit (version 2) prior to January 20, 2009, the Guaranteed Income Benefit will automatically step-up every three years on the periodic income commencement date anniversary to 75% of the current regular income payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every periodic income commencement date anniversary during either a 5-year step-up period (version 3) or every third periodic income commencement date anniversary for a 15 year step-up period (version 2). At the end of a step-up period, you may elect a new step-up period by submitting a written request to the Servicing office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. Step-ups for qualified contracts, including IRAs, will occur on a calendar year basis.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change every five years for version 3 of the Guaranteed Income Benefit or every 15 years for version 2 of the Guaranteed Income Benefit. If we automatically administer a new step-up period for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the periodic income commencement anniversary. If we receive this notice, we will decrease the percentage charge to the amounts they were before the step-up occurred. Increased fees collected during the 30 day period will be refunded into your contract. You will have no more step-ups unless you notify us that you wish to start a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit Charges.

If you have an older version of the Guaranteed Income Benefit (Version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for sale.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. See below in General i4LIFE (Reg. TM) Provisions for an example.


Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.

  o The minimum Access Period required for this benefit is the longer of 15 years or the difference between your age (nearest birthday) and age 85. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit.

  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you have elected i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit and the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on or after October 6, 2008, the minimum Access Period required for this benefit is the longer of 20 years or the difference between your age (nearest birthday) and age 90.


If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years) thereby reducing your regular income payment, your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will also be reduced. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be reduced in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or

  o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency; or

  o upon written notice to us; or
  o assignment of the contract.


A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM)Advantage election, unless otherwise specified. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM)Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage regular income payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.



General i4LIFE (Reg. TM) Provisions

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The interest adjustment may apply.


The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit payments:





         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal      $  1,200
         o Guaranteed Income Benefit before Withdrawal                    $    900
         o Account Value at time of Additional Withdrawal                 $150,000
         o Additional Withdrawal                                          $ 15,000   (a 10% withdrawal)


     Reduction in i4LIFE (Reg. TM) Regular Income payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080


     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810


Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The interest adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you will have the Guarantee of Principal death benefit. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage

4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg.
TM) with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders will limit how much you can invest in certain subaccounts. See The Contracts-Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.



4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments and any bonus credits. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments and any bonus credits. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln New York automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments, corresponding bonus credits, and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment and corresponding bonus credit, plus 15% of that purchase payment and bonus credit.


Example:


         Initial Purchase Payment and corresponding bonus credit      $104,000
         Purchase Payment and corresponding bonus credit 60           $ 10,400
                                                                      --------
         days later
         Income Base                                                  $114,400
         Future Income Base (during the 1st Waiting Period)           $131,560   ($114,400 x 115%)
         Income Base (after 1st Waiting Period)                       $131,560
         New Future Income Base (during 2nd Waiting Period)           $151,294   ($131,560 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment and corresponding bonus credit plus 15% of that purchase payment and corresponding bonus credit on a pro-rata basis for the number of full years remaining in the current Waiting Period.

Example:


         Income Base                                                $104,000
         Purchase Payment and corresponding bonus credit in         $ 10,400
         Year 2
         New Income Base                                            $114,400
                                                                    --------
         Future Income Base (during 1st Waiting Period-Year 2)      $130,520   ($104,000 x 115%) + ($10,400 x 100%) +
                                                                               (10,400 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $130,520
         New Future Income Base (during 2nd Waiting Period)         $150,098   (130,520 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments and corresponding bonus credits. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined Income Bases for all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.


Example:


      Income Base                             $104,000      Maximum Income Base                   $208,000
      Purchase Payment and                    $ 10,400      Increase to Maximum Income Base       $ 20,800
       corresponding bonus credit in
       Year 2
      New Income Base                         $114,400      New Maximum Income Base               $228,800
      Future Income Base after Purchase       $130,520      Maximum Income Base                   $228,800
       Payment

      Income Base (after 1st Waiting          $130,520
       Period)
      Future Income Base (during 2nd          $150,098      Maximum Income Base                   $228,800
       Waiting Period)

      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200

      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $117,468
      Future Income Base                      $135,088      Maximum Income Base                   $205,920

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Servicing Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting

Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Servicing Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Servicing Office), then it will be effective on the next valuation date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage regular income payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) Rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage regular income payment. If your regular income payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:




         o i4LIFE (Reg. TM) Account Value before market decline     $135,000
         o i4LIFE (Reg. TM) Account Value after market decline      $100,000
         o Guaranteed Income Benefit                                $    810
         o Regular Income Payment after market decline              $    769
         o Account Value after market decline and Guaranteed        $ 99,190
         Income Benefit payment


If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no death benefit will be paid.


If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.


The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln New York administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge to the amounts they were before the election of the step-up period occurred. Increased fees collected during the 30-day period will be refunded into your contract.


Additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.


Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit is currently the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to the election of 4LATER (Reg. TM) Advantage, subject to the terms in your Rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)


If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) Rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage regular income payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage regular income payment = $6375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage regular income payment after extension = $5355 Percentage change in i4LIFE (Reg. TM) Advantage regular income payment =
 $5355 - $6375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5692 x 84% = $4781


General Provisions of 4LATER (Reg. TM) Advantage

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) Rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) Rider may be terminated upon written notice to us. Prior to the periodic income commencement date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) Rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.

After the periodic income commencement date, the 4LATER (Reg. TM) Rider will terminate due to any of the following events:

 o the death of the annuitant (or for nonqualified contracts,, the later of the death of the annuitant or secondary life if a joint payout was elected); or

 o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the periodic income commencement date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage. If you terminate the 4LATER (Reg. TM) Rider on or after the periodic income commencement date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.


Availability. The availability of 4LATER (Reg. TM) will depend upon your state's approval of the 4LATER (Reg. TM) Rider. Check with your registered representative regarding availability. You cannot elect 4LATER (Reg. TM) after an annuity payout option or i4LIFE (Reg. TM) Advantage has been elected, and it cannot be elected on contracts that currently have Lincoln SmartSecurity (Reg.
TM) Advantage or Lincoln Lifetime IncomeSM Advantage.

Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage and elect 4LATER (Reg. TM) will not carry their Guaranteed Amount over into the new 4LATER (Reg. TM). The 4LATER (Reg. TM) Income Base will be established based on the contractowner's contract value on the Effective Date of 4LATER (Reg. TM). Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage will have to wait one year before they can elect 4LATER (Reg. TM). See The Contracts
- Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage.



Annuity Payouts

When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the annuitant's 90th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option or the Guaranteed Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Servicing office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Servicing office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

General Information


Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Servicing office. You must give us at least 30 days notice before the date on which you want payouts to begin. Annuity payouts cannot commence within twelve months of the effective date of the contract.


Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4% or 5% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract

Purchase payments, bonus credits, persistency credits and contract value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.


Guaranteed Periods

The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.

You may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. We may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. The minimum amount of any purchase payment that can be allocated to a fixed subaccount is $2,000. Each purchase payment and its corresponding bonus credits allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment if applicable. Each guaranteed period purchase payment and its corresponding bonus credits will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the contractowner in writing at least 45 but not more than 75 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless we receive, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by us. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($2,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for three (3) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, (including previously credited bonus credits), and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Servicing office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Servicing office. You may utilize the reinvestment privilege only once. No bonus credits will apply when a reinvestment purchase occurs. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts
Lincoln Financial Distributors ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln New York and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors ("LFA"), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFA. The maximum commission the Principal Underwriter pays to LFA is 6.50% of purchase payments. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFA is 7.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln New York also pays for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFA, is 6.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 6.50% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers.

Lincoln New York may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.


These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2008 is contained in the Statement of Additional Information (SAI).


Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln New York. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.

Tax Deferral On Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;

 o Contracts acquired by an estate of a decedent;

 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.

Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

Age At Which Annuity Payouts Begin

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, and if your Guaranteed Amount immediately before a withdrawal exceeds your contract value, the tax law could require that an additional amount be included in income. Please consult your tax adviser.

Taxation Of Regular Income Payments


The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the access period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).

Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and Assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.

Gifting A Contract

If you transfer ownership of your contract, other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and charges for other optional riders, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.


Pursuant to new tax regulations, starting September 24, 2007, the contract is not available for purchase under a 403(b) plan and since July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. Also, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer processing payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.

 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.

 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Congress enacted The Worker, Retiree, and Employer recovery Act of 2008 (the
Act) in December, 2008. The Act includes a number of relief provisions, including the suspension of the RMD requirement for IRAs and certain qualified plans in 2009. You should consult your tax advisor to determine whether the RMD relief applies to your annuity contract. If your RMD is currently paid automatically each year, Lincoln will not make any changes to your payments for 2009 unless you specifically request that a change be made.


Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Plan Act permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.

Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.


Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.


Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Servicing office at PO Box 7866, 1300 S. Clinton Street, Fort Wayne, IN 46802-7866. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes plus mortality and expense risk charges and administrative charges proportionately attributable to the bonus credits, less any bonus credits paid into the contract by us. In addition, if the contract value on the date of cancellation is less than the sum of purchase payments minus withdrawals, we will also return both the investment loss and fund management fees, each in an amount that is proportionately attributable to the bonus credits. No surrender charges or interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value, excluding the bonus credits during the free-look period.



IRA purchasers will receive the greater of purchase payments or contract value as of the valuation day on which we receive the cancellation request.



State Regulation

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports


As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.



Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln New York and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.


You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.



Legal Proceedings


In the ordinary course of its business, Lincoln New York, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the financial position of Lincoln New York, the VAA, or the principal underwriter.

Contents of the Statement of Additional Information (SAI) for Lincoln New York Account N for Variable Annuities



Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements


For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                          Lincoln ChoicePlus II Bonus
               Lincoln New York Account N for Variable Annuities










   .
Please send me a free copy of the current Statement of Additional Information for Lincoln New York Account N for Variable
                                   Annuities.


                                 (Please Print)


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Mail to Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, Indiana 46801-7866.

                      (This page intentionally left blank)

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



                             with EGMDB                                      with GOP
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
                 (Accumulation unit value in dollars and Number of accumulation units in thousands)
AIM V.I. Capital Appreciation
2006  .      15.915            15.673             1*           N/A             N/A             N/A
2007  .      N/A                N/A             N/A            N/A             N/A             N/A
2008  .      N/A                N/A             N/A            N/A             N/A             N/A
---------    ------            ------           ---           ------           --              ---
AIM V.I. Core Equity
2006  .      14.391            15.517             1*           N/A             N/A             N/A
2007  .      15.517            16.473             1*           N/A             N/A             N/A
2008  .      16.473            11.294             1*           N/A             N/A             N/A
---------    ------            ------           ---           ------           --              ---
AIM V.I. International Growth Fund
2002  .      10.479            10.532             2
2003  .      10.532            13.331             2            N/A             N/A             N/A
2004  .      13.331            16.229             1            N/A             N/A             N/A
2005  .      16.229            18.799             1            N/A             N/A             N/A
2006  .      18.799            23.659             1            N/A             N/A             N/A
2007  .      23.659            26.647             1*           N/A             N/A             N/A
2008  .      26.647            15.591             1*           N/A             N/A             N/A
---------    ------            ------           ---           ------           --              ---
AllianceBernstein VPS Global Technology
2002  .      N/A                N/A             N/A
2003  .      N/A                N/A             N/A            N/A             N/A             N/A
2004  .      N/A                N/A             N/A           12.050          13.455             1*
2005  .      16.102            16.425             1            N/A             N/A             N/A
2006  .      N/A                N/A             N/A            N/A             N/A             N/A
2007  .      18.576            20.677             1            N/A             N/A             N/A
2008  .      20.677            10.690             1*           N/A             N/A             N/A
---------    ------            ------           ---           ------          ------           ---
AllianceBernstein VPS Growth and Income
2002  .      N/A                N/A             N/A
2003  .      11.371            13.936            24            N/A             N/A             N/A
2004  .      13.936            15.253            48           12.018          13.167             7
2005  .      15.253            15.701            54           13.167          13.568            15
2006  .      15.701            18.076            52           13.568          15.636            16
2007  .      18.076            18.654            44           15.636          16.151            13
2008  .      18.654            10.887            35           16.151           9.436            12
---------    ------            ------           ---           ------          ------           ---
AllianceBernstein VPS International Value
2006  .      10.915            11.846             3            N/A             N/A             N/A
2007  .      11.846            12.309            15           13.107          12.329             1*
2008  .      12.309             5.659            16           12.329           5.674             1*
---------    ------            ------           ---           ------          ------           ---
AllianceBernstein VPS Large Cap Growth
2002  .      N/A                N/A             N/A
2003  .      10.400            12.023             2            N/A             N/A             N/A
2004  .      12.023            12.819             2            N/A             N/A             N/A
2005  .      12.819            14.488             2            N/A             N/A             N/A
2006  .      14.488            14.167             2            N/A             N/A             N/A
2007  .      14.167            15.840             1            N/A             N/A             N/A
2008  .      15.840             9.381             1            N/A             N/A             N/A
---------    ------            ------           ---           ------          ------           ---
AllianceBernstein VPS Small/Mid Cap Value
2002  .      11.583            11.570             2
2003  .      11.570            16.043             8            N/A             N/A             N/A
2004  .      16.043            18.800            10           13.131          15.403             1
2005  .      18.800            19.729             9           15.403          16.180             2
2006  .      19.729            22.173             7           16.180          18.202             1
2007  .      22.173            22.154             6           18.202          18.205             1
2008  .      22.154            14.008             5           18.205          11.523             1
---------    ------            ------           ---           ------          ------           ---

                             with EGMDB                                     with GOP
             -------------------------------------------    ----------------------------------------
              Accumulation unit value                       Accumulation unit value
             --------------------------      Number of      -----------------------      Number of
              Beginning        End of       accumulation     Beginning      End of      accumulation
              of period        period          units         of period      period         units
             -----------    -----------    -------------    -----------    --------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Century Investments VP Inflation Protection Fund
2004  .          9.906         10.408            40           10.000       10.413             1
2005  .         10.408         10.402            78           10.413       10.418             5
2006  .         10.402         10.398            84           10.418       10.425             4
2007  .         10.398         11.206            55           10.425       11.246             4
2008  .         11.206         10.852            34           11.246       10.901             5
---------       ------         ------            --           ------       ------             -
American Funds Global Growth
2004  .         10.215         11.270             4            N/A           N/A            N/A
2005  .         11.270         12.652            42           11.276       12.672             2
2006  .         12.652         14.994            54           12.672       15.033             2
2007  .         14.994         16.948            49           15.033       17.009             2
2008  .         16.948         10.276            22           17.009       10.323             2
---------       ------         ------            --           ------       ------           ---
American Funds Global Small Capitalization Fund
2002  .         10.744         10.573             4
2003  .         10.573         15.976             8            N/A           N/A            N/A
2004  .         15.976         19.006            16            N/A           N/A            N/A
2005  .         19.006         23.446            29           16.837       20.792             1
2006  .         23.446         28.624            27           20.792       25.409             2
2007  .         28.624         34.206            23           25.409       30.394             2
2008  .         34.206         15.645            15           30.394       13.916             2
---------       ------         ------            --           ------       ------           ---
American Funds Growth Fund
2002  .         11.198         10.630            32
2003  .         10.630         14.312           142            N/A           N/A            N/A
2004  .         14.312         15.845           248           12.322       13.655            15
2005  .         15.845         18.118           335           13.655       15.630            48
2006  .         18.118         19.653           359           15.630       16.971            51
2007  .         19.653         21.729           329           16.971       18.782            56
2008  .         21.729         11.981           284           18.782       10.367            51
---------       ------         ------           ---           ------       ------           ---
American Funds Growth-Income Fund
2002  .         11.021         10.876            13
2003  .         10.876         14.174           150            N/A           N/A            N/A
2004  .         14.174         15.396           255           12.296       13.370            15
2005  .         15.396         16.035           310           13.370       13.939            46
2006  .         16.035         18.180           320           13.939       15.819            46
2007  .         18.180         18.794           302           15.819       16.370            43
2008  .         18.794         11.495           256           16.370       10.022            38
---------       ------         ------           ---           ------       ------           ---
American Funds International Fund
2002  .         10.961         10.890             1
2003  .         10.890         14.452            27            N/A           N/A            N/A
2004  .         14.452         16.971            74           13.203       15.519             1
2005  .         16.971         20.293            87           15.519       18.576            11
2006  .         20.293         23.761            92           18.576       21.772            11
2007  .         23.761         28.066            89           21.772       25.742             9
2008  .         28.066         15.985            72           25.742       14.676             8
---------       ------         ------           ---           ------       ------           ---
Delaware VIP Capital Reserves
2005  .          9.894          9.925             1            N/A           N/A            N/A
2006  .          N/A            N/A             N/A            N/A           N/A            N/A
2007  .          N/A            N/A             N/A            N/A           N/A            N/A
2008  .         10.600         10.221             8           10.268       10.256             3
---------       ------         ------           ---           ------       ------           ---
Delaware VIP Diversified Income Series
2004  .         10.040         10.875            15           10.000       10.882             1
2005  .         10.875         10.639            67           10.882       10.657            17
2006  .         10.639         11.263            45           10.657       11.293            19
2007  .         11.263         11.906            46           11.293       11.949            19
2008  .         11.906         11.143            33           11.949       11.195            17
---------       ------         ------           ---           ------       ------           ---
Delaware VIP Emerging Markets Series
2004  .         10.482         13.568             7           10.838       13.576             1
2005  .         13.568         16.973            23           13.576       17.000            13
2006  .         16.973         21.182            33           17.000       21.237            14
2007  .         21.182         28.873            28           21.237       28.977            13
2008  .         28.873         13.729            25           28.977       13.792            11
---------       ------         ------           ---           ------       ------           ---

                            with EGMDB                                    with GOP
             ----------------------------------------    -------------------------------------------
             Accumulation unit value                      Accumulation unit value
             -----------------------      Number of      --------------------------      Number of
              Beginning      End of      accumulation     Beginning        End of       accumulation
              of period      period         units         of period        period          units
             -----------    --------    -------------    -----------    -----------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP High Yield Series
2002  .      10.638          11.104            7
2003  .      11.104          14.055           25            N/A             N/A             N/A
2004  .      14.055          15.771           42           11.078          12.443             7
2005  .      15.771          16.040           41           12.443          12.668            12
2006  .      16.040          17.710           50           12.668          14.001            12
2007  .      17.710          17.873           42           14.001          14.144             9
2008  .      17.873          13.292           32           14.144          10.530             9
---------    ------          ------           --           ------          ------           ---
Delaware VIP REIT Series
2002  .      10.462          10.725            7
2003  .      10.725          14.115           44            N/A             N/A             N/A
2004  .      14.115          18.209           80           12.197          15.751             4
2005  .      18.209          19.149           70           15.751          16.581            16
2006  .      19.149          24.937           76           16.581          21.614            15
2007  .      24.937          21.061           60           21.614          18.273            15
2008  .      21.061          13.413           52           18.273          11.649            13
---------    ------          ------           --           ------          ------           ---
Delaware VIP Small Cap Value Series
2002  .      10.886          10.685            1*
2003  .      10.685          14.897           14            N/A             N/A             N/A
2004  .      14.897          17.762           23           13.168          15.716             3
2005  .      17.762          19.080           33           15.716          16.899            21
2006  .      19.080          21.760           49           16.899          19.292            22
2007  .      21.760          19.950           43           19.292          17.705            23
2008  .      19.950          13.730           41           17.705          12.197            22
---------    ------          ------           --           ------          ------           ---
Delaware VIP Trend Series
2002  .      11.277          11.023            2
2003  .      11.023          14.623            7            N/A             N/A             N/A
2004  .      14.623          16.163           19           12.550          13.886             1
2005  .      16.163          16.800           23           13.886          14.447             1
2006  .      16.800          17.746           22           14.447          15.276             1
2007  .      17.746          19.291           19           15.276          16.623             1
2008  .      19.291          10.088           15           16.623           8.701             1
---------    ------          ------           --           ------          ------           ---
Delaware VIP US Growth Series
2002  .      N/A               N/A           N/A
2003  .      10.880          12.353            6            N/A             N/A             N/A
2004  .      12.353          12.524           17           11.469          11.640             3
2005  .      12.524          14.102           16           11.640          13.120             6
2006  .      14.102          14.164           16           13.120          13.191             6
2007  .      14.164          15.664           15           13.191          14.602             8
2008  .      15.664           8.808           13           14.602           8.220             8
---------    ------          ------          ---           ------          ------           ---
Delaware VIP Value Series
2002  .      10.872          10.681            1*
2003  .      10.681          13.466           12            N/A             N/A             N/A
2004  .      13.466          15.185           14           12.049          13.601             2
2005  .      15.185          15.810           31           13.601          14.174             8
2006  .      15.810          19.261           56           14.174          17.286            15
2007  .      19.261          18.387           53           17.286          16.518            24
2008  .      18.387          12.021           53           16.518          10.810            20
---------    ------          ------          ---           ------          ------           ---
DWS VIP Equity 500 Index
2002  .      10.751          10.456            1*
2003  .      10.456          13.188            6            N/A             N/A             N/A
2004  .      13.188          14.353           34           11.752          13.143             1*
2005  .      14.353          14.786           60           13.143          13.552             3
2006  .      14.786          16.810           62           13.552          15.423             5
2007  .      16.810          17.419           58           15.423          15.998             5
2008  .      17.419          10.774           53           15.998           9.904             5
---------    ------          ------          ---           ------          ------           ---

                             with EGMDB                                      with GOP
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
                 (Accumulation unit value in dollars and Number of accumulation units in thousands)
DWS VIP Small Cap Index
2002  .          N/A            N/A             N/A
2003  .         11.920         15.958             1            N/A             N/A             N/A
2004  .         15.958         18.494             5           12.924          15.736             3
2005  .         18.494         18.976             8           15.736          16.163             7
2006  .         18.976         21.941             8           16.163          18.707             7
2007  .         21.941         21.183             8           18.707          18.079             7
2008  .         21.183         13.733             8           18.079          11.732             5
---------       ------         ------           ---           ------          ------           ---
Fidelity VIP Contrafund Portfolio
2002  .         10.025          9.977             1*
2003  .          9.977         12.587            37            N/A             N/A             N/A
2004  .         12.587         14.266            71           12.404          13.909             8
2005  .         14.266         16.378           135           13.909          15.985            15
2006  .         16.378         17.961           183           15.985          17.547            17
2007  .         17.961         20.734           179           17.547          20.276            21
2008  .         20.734         11.694           152           20.276          11.447            17
---------       ------         ------           ---           ------          ------           ---
Fidelity VIP Equity-Income Portfolio
2002  .          N/A            N/A             N/A
2003  .         11.143         13.787            12            N/A             N/A             N/A
2004  .         13.787         15.092            28           12.404          13.591             1*
2005  .         15.092         15.679            36           13.591          14.135             3
2006  .         15.679         18.506            39           14.135          16.699             4
2007  .         18.506         18.444            40           16.699          16.660             5
2008  .         18.444         10.380            39           16.660           9.385             5
---------       ------         ------           ---           ------          ------           ---
Fidelity VIP Growth Portfolio
2002  .          N/A            N/A             N/A
2003  .          9.374         13.422             2            N/A             N/A             N/A
2004  .         13.422         13.622             6           12.402          12.488             6
2005  .         13.622         14.143            13           12.488          12.979            12
2006  .         14.143         14.833            13           12.979          13.626            13
2007  .         14.833         18.490            10           13.626          17.002            17
2008  .         18.490          9.588            10           17.002           8.825            17
---------       ------         ------           ---           ------          ------           ---
Fidelity VIP Mid Cap
2005  .         11.036         11.568            26           10.203          11.574            29
2006  .         11.568         12.796            46           11.574          12.816            33
2007  .         12.796         14.524            55           12.816          14.562            34
2008  .         14.524          8.632            52           14.562           8.663            28
---------       ------         ------           ---           ------          ------           ---
Fidelity VIP Overseas Portfolio
2002  .          N/A            N/A             N/A
2003  .         11.674         14.620             4            N/A             N/A             N/A
2004  .         14.620         16.303            13           14.193          15.844             1
2005  .         16.303         19.058            14           15.844          18.539            10
2006  .         19.058         22.089            13           18.539          21.509            11
2007  .         22.089         25.445            12           21.509          24.802            11
2008  .         25.445         14.033            10           24.802          13.692            10
---------       ------         ------           ---           ------          ------           ---
FTVIPT Franklin Income Securities
2006  .         10.461         11.225             9            N/A             N/A             N/A
2007  .         11.225         11.462            54           11.350          11.481             1*
2008  .         11.462          7.935            17           11.481           7.956             1*
---------       ------         ------           ---           ------          ------           ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2002  .         11.848         11.538             1*
2003  .         11.538         15.584            12            N/A             N/A             N/A
2004  .         15.584         17.097            16            N/A             N/A             N/A
2005  .         17.097         17.631            17           14.227          14.686             8
2006  .         17.631         18.860            13           14.686          15.725             8
2007  .         18.860         20.647            22           15.725          17.232             8
2008  .         20.647         11.684            13           17.232           9.762             8
---------       ------         ------           ---           ------          ------           ---
FTVIPT Mutual Shares Securities
2006  .         10.859         11.270            13            N/A             N/A             N/A
2007  .         11.270         11.479            26           12.346          11.497             1*
2008  .         11.479          7.104            28           11.497           7.123             1*
---------       ------         ------           ---           ------          ------           ---

                             with EGMDB                                      with GOP
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
                 (Accumulation unit value in dollars and Number of accumulation units in thousands)
FTVIPT Templeton Global Income Securities
2005  .          N/A            N/A             N/A             9.975          9.881             4
2006  .         10.964         10.960             2             9.881         10.977             5
2007  .         10.960         11.973             9            10.977         12.004             5
2008  .         11.973         12.514            10            12.004         12.559             5
---------       ------         ------           ---            ------         ------             -
FTVIPT Templeton Growth Securities Fund
2002  .         10.813         10.594             1*
2003  .         10.594         13.777            18             N/A            N/A             N/A
2004  .         13.777         15.731            31             N/A            N/A             N/A
2005  .         15.731         16.853            31            14.509         15.560             1
2006  .         16.853         20.203            28            15.560         18.671             1
2007  .         20.203         20.349            22            18.671         18.825             1*
2008  .         20.349         11.550            16             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Janus Aspen Balanced Portfolio
2002  .          N/A            N/A             N/A
2003  .          9.863         11.338            15             N/A            N/A             N/A
2004  .         11.338         12.084            31            10.850         11.575             1
2005  .         12.084         12.803            15            11.575         12.276             2
2006  .         12.803         13.912            12            12.276         13.352             2
2007  .         13.912         15.100             9            13.352         14.507             2
2008  .         15.100         12.473             9            14.507         11.996             2
---------       ------         ------           ---            ------         ------           ---
Janus Aspen Mid Cap Growth Portfolio
2002  .          N/A            N/A             N/A
2003  .          9.924         13.567             2             N/A            N/A             N/A
2004  .         13.567         16.086             5            12.600         14.725             3
2005  .         16.086         17.734             2            14.725         16.250             4
2006  .         17.734         19.775             4            16.250         18.138             2
2007  .         19.775         23.692             4            18.138         21.753             2
2008  .         23.692         13.090             4            21.753         12.031             2
---------       ------         ------           ---            ------         ------           ---
Janus Aspen Worldwide Growth Portfolio
2002  .          N/A            N/A             N/A
2003  .         10.212         12.557             1*            N/A            N/A             N/A
2004  .         12.557         12.917             1*           11.847         12.577             1*
2005  .         12.917         13.421             1*           12.577         13.079             1*
2006  .         13.421         15.577             1*           13.079         15.196             1*
2007  .         15.577         16.766             1*           15.196         16.371             1*
2008  .         16.766          9.106             1*           16.371          8.901             1
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Baron Growth Opportunities(4)
2006  .          N/A            N/A             N/A             N/A            N/A             N/A
2007  .         11.133         10.809             3            11.405         10.826             1*
2008  .         10.809          6.474             3            10.826          6.491             1*
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Capital Growth
2007  .         10.758         10.704            12             N/A            N/A             N/A
2008  .         10.704          6.138            12             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Cohen & Steers Global Real Estate
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          8.200          4.678             1             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Columbia Value Opportunities
2007  .          9.592          9.359             1*            N/A            N/A             N/A
2008  .          9.359          6.067             1*            N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Core Fund(1)
2005  .          N/A            N/A             N/A            10.080         10.254             1
2006  .          N/A            N/A             N/A            10.254         11.481             1
---------       ------         ------           ---            ------         ------           ---

                             with EGMDB                                      with GOP
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
                 (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Delaware Bond
2002  .         10.063         10.303            93
2003  .         10.303         10.878           313             N/A            N/A             N/A
2004  .         10.878         11.273           424            10.361         10.411            15
2005  .         11.273         11.386           430            10.411         10.527            36
2006  .         11.386         11.734           448            10.527         10.859            45
2007  .         11.734         12.177           384            10.859         11.280            55
2008  .         12.177         11.633           229            11.280         10.787            40
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Delaware Growth and Income
2005  .          N/A            N/A             N/A             N/A            N/A             N/A
2006  .          N/A            N/A             N/A             N/A            N/A             N/A
2007  .         12.315         11.912             1             N/A            N/A             N/A
2008  .         11.912          7.503             1             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Delaware Social Awareness
2002  .          N/A            N/A             N/A
2003  .         12.083         13.630            14             N/A            N/A             N/A
2004  .         13.630         15.118            31            12.331         13.645             3
2005  .         15.118         16.667            35            13.645         15.059             4
2006  .         16.667         18.422            30            15.059         16.660             4
2007  .         18.422         18.667            28            16.660         16.899             4
2008  .         18.667         12.049            24            16.899         10.919             5
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Delaware Special Opportunities
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          8.182          5.681             2             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP FI Equity-Income
2005  .          N/A            N/A             N/A             N/A            N/A             N/A
2006  .          N/A            N/A             N/A             N/A            N/A             N/A
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Growth Fund(2)
2005  .          N/A            N/A             N/A             N/A            N/A             N/A
2006  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Growth Opportunities(3)
2005  .          N/A            N/A             N/A             N/A            N/A             N/A
2006  .         13.325         12.375             1             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Janus Capital Appreciation
2002  .         11.087         10.161             2
2003  .         10.161         13.246             6             N/A            N/A             N/A
2004  .         13.246         13.724            18            11.788         12.672             5
2005  .         13.724         14.074             2            12.672         13.008             5
2006  .         14.074         15.190             2            13.008         14.053             4
2007  .         15.190         18.001             2            14.053         16.670             1
2008  .         18.001         10.483             1            16.670          9.718             2
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Marsico International Growth
2007  .         10.920         11.149             1             N/A            N/A             N/A
2008  .         11.149          5.588            10             9.898          5.597             1*
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP MFS Value
2007  .          9.405          9.710             3             N/A            N/A             N/A
2008  .          9.710          6.454             1             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Mid-Cap Value
2007  .          8.411          8.638             2             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Mondrian International Value
2002  .          N/A            N/A             N/A
2003  .         10.154         14.665             5             N/A            N/A             N/A
2004  .         14.665         17.454            19            13.033         15.679             3
2005  .         17.454         19.331            62            15.679         17.383            10
2006  .         19.331         24.733            71            17.383         22.262            15
2007  .         24.733         27.137            64            22.262         24.450            17
2008  .         27.137         16.917            61            24.450         15.257            13
---------       ------         ------           ---            ------         ------           ---

                             with EGMDB                                      with GOP
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
                 (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Money Market Fund
2002  .          9.997          9.990            15
2003  .          9.990          9.899            76             N/A            N/A             N/A
2004  .          9.899          9.827            81             9.926          9.882            10
2005  .          9.827          9.941            84             9.882         10.006            13
2006  .          9.941         10.241            47            10.006         10.318            16
2007  .         10.241         10.579            49            10.318         10.670            20
2008  .         10.579         10.655           364            10.670         10.757            41
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP SSgA Bond Index
2008  .          9.828         10.459             4             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP SSgA Developed International 150
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP SSgA Emerging Markets 100
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP SSgA International Index
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP SSgA Large Cap 100
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP SSgA S&P 500 Index
2007  .          N/A            N/A             N/A            11.475         11.363             1
2008  .         10.738          6.989             3            11.363          7.013             1
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP SSgA Small Cap Index
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          8.778          5.929             6             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP SSgA Small/Mid Cap 200
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP T. Rowe Price Growth Stock
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP T. Rowe Price Structured Mid-Cap Growth
2002  .          N/A            N/A             N/A
2003  .         12.757         13.541             1             N/A            N/A             N/A
2004  .         13.541         15.147             1             N/A            N/A             N/A
2005  .         15.147         16.369             2            13.826         14.956             1*
2006  .         16.369         17.603             2            14.956         16.099             1*
2007  .         17.603         19.678             3            16.099         18.014             1*
2008  .         19.678         11.081             3            18.014         10.154             1*
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Templeton Growth
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Turner Mid-Cap Growth
2007  .         10.632         10.949             1             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP UBS Global Asset Allocation
2002  .          N/A            N/A             N/A
2003  .          N/A            N/A             N/A             N/A            N/A             N/A
2004  .         12.476         13.726             2            12.324         12.719             1
2005  .         13.726         14.427             4            12.719         13.382             2
2006  .         14.427         16.258             3            13.382         15.095             2
2007  .         16.258         17.020             3            15.095         15.818             2
2008  .         17.020         11.185             3            15.818         10.406             2
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Wilshire 2010 Profile
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Wilshire 2020 Profile
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---

                             with EGMDB                                      with GOP
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
                 (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Wilshire 2030 Profile
2007  .      N/A                N/A             N/A            N/A             N/A             N/A
2008  .      N/A                N/A             N/A            N/A             N/A             N/A
---------    ------             --              ---           ------           --
Lincoln VIP Wilshire 2040 Profile
2007  .      N/A                N/A             N/A            N/A             N/A             N/A
2008  .      N/A                N/A             N/A            N/A             N/A             N/A
---------    ------             --              ---           ------           --
Lincoln VIP Wilshire Aggressive Profile
2005  .      10.198            10.885             2            N/A             N/A             N/A
2006  .      10.885            12.453             2            N/A             N/A             N/A
2007  .      12.453            13.572             2            N/A             N/A             N/A
2008  .      13.572             7.931             2            N/A             N/A             N/A
---------    ------            ------           ---           ------           --
Lincoln VIP Wilshire Conservative Profile
2005  .      N/A                N/A             N/A            N/A             N/A             N/A
2006  .      10.302            11.007             1*           N/A             N/A             N/A
2007  .      N/A                N/A             N/A            N/A             N/A             N/A
2008  .      N/A                N/A             N/A            N/A             N/A             N/A
---------    ------            ------           ---           ------           --
Lincoln VIP Wilshire Moderate Profile
2005  .      10.468            10.472             4           10.219          10.478            13
2006  .      10.472            11.519            17           10.478          11.537            13
2007  .      11.519            12.356            17           11.537          12.388            13
2008  .      12.356             8.900            18           12.388           8.932            13
---------    ------            ------           ---           ------          ------           ---
Lincoln VIP Wilshire Moderately Aggressive Profile
2005  .      10.656            10.649             4            N/A             N/A             N/A
2006  .      10.649            11.932             4            N/A             N/A             N/A
2007  .      11.932            12.863             8            N/A             N/A             N/A
2008  .      12.863             8.408             8            N/A             N/A             N/A
---------    ------            ------           ---           ------          ------           ---
MFS VIT Core Equity
2002  .      N/A                N/A             N/A
2003  .      12.219            13.326             2            N/A             N/A             N/A
2004  .      13.326            14.699             3            N/A             N/A             N/A
2005  .      14.699            14.678             3            N/A             N/A             N/A
2006  .      14.678            16.396             3            N/A             N/A             N/A
2007  .      16.396            17.890             3            N/A             N/A             N/A
2008  .      17.890            10.682             3            N/A             N/A             N/A
---------    ------            ------           ---           ------          ------           ---
MFS VIT Growth Series
2002  .      10.710            10.198             1*
2003  .      10.198            13.041             7            N/A             N/A             N/A
2004  .      13.041            14.466             5           11.916          13.173             1
2005  .      14.466            15.507            17           13.173          14.135             1
2006  .      15.507            16.422            17           14.135          14.984             1
2007  .      16.422            19.535             7           14.984          17.842             1
2008  .      19.535            12.006             7           17.842          10.977             1
---------    ------            ------           ---           ------          ------           ---
MFS VIT Total Return Series
2002  .      10.594            10.399             1
2003  .      10.399            11.872            73            N/A             N/A             N/A
2004  .      11.872            12.972            88           11.101          12.142             7
2005  .      12.972            13.098           128           12.142          12.272            15
2006  .      13.098            14.388           113           12.272          13.494            13
2007  .      14.388            14.717           108           13.494          13.817            15
2008  .      14.717            11.250            76           13.817          10.573            14
---------    ------            ------           ---           ------          ------           ---
MFS VIT Utilities Series
2002  .      10.967            11.381             7
2003  .      11.381            15.184            14            N/A             N/A             N/A
2004  .      15.184            19.404             9           11.939          15.271             7
2005  .      19.404            22.260            14           15.271          17.537             9
2006  .      22.260            28.689            15           17.537          22.625             9
2007  .      28.689            36.015            18           22.625          28.430             6
2008  .      36.015            22.042            13           28.430          17.418             6
---------    ------            ------           ---           ------          ------           ---

                             with EGMDB                                     with GOP
             -------------------------------------------    ----------------------------------------
              Accumulation unit value                       Accumulation unit value
             --------------------------      Number of      -----------------------      Number of
              Beginning        End of       accumulation     Beginning      End of      accumulation
              of period        period          units         of period      period         units
             -----------    -----------    -------------    -----------    --------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
Neuberger Berman AMT Mid-Cap Growth Portfolio
2002  .         10.257          9.949             1
2003  .          9.949         12.540            24            N/A           N/A            N/A
2004  .         12.540         14.354            37           12.151       13.922             1
2005  .         14.354         16.067            42           13.922       15.599             1
2006  .         16.067         18.135            38           15.599       17.625             1
2007  .         18.135         21.868            30           17.625       21.274             1
2008  .         21.868         12.187            23           21.274       11.868             1
---------       ------         ------            --           ------       ------           ---
Neuberger Berman AMT Regency Portfolio
2002  .          N/A            N/A             N/A
2003  .         10.131         13.980             3            N/A           N/A            N/A
2004  .         13.980         16.834            19           12.811       15.443             2
2005  .         16.834         18.555            26           15.443       17.038             4
2006  .         18.555         20.300            21           17.038       18.659             4
2007  .         20.300         20.637            17           18.659       18.988             4
2008  .         20.637         11.003            15           18.988       10.134             4
---------       ------         ------           ---           ------       ------           ---
Putnam VT Growth and Income Fund
2002  .          N/A            N/A             N/A
2003  .          9.641         13.542             4            N/A           N/A            N/A
2004  .         13.542         14.808             4            N/A           N/A            N/A
2005  .         14.808         15.335             5            N/A           N/A            N/A
2006  .         15.335         17.492             5            N/A           N/A            N/A
2007  .         17.492         16.175             4            N/A           N/A            N/A
2008  .         16.175          9.758             4            N/A           N/A            N/A
---------       ------         ------           ---           ------       ------           ---
Putnam VT Health Sciences Fund
2002  .          N/A            N/A             N/A
2003  .         10.812         11.331             1            N/A           N/A            N/A
2004  .         11.331         11.946             1*          11.302       11.598             1*
2005  .         11.946         13.308             1*          11.598       12.934             1*
2006  .         13.308         13.462             1           12.934       13.096             1*
2007  .         13.462         13.169             1           13.096       12.825             1*
2008  .         13.169         10.747             1           12.825       10.476             1*
---------       ------         ------           ---           ------       ------           ---


* All numbers less than 500 were rounded up to one.

(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(4)Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

OVERVIEW OF LIVING BENEFIT RIDERS

We offer a number of optional living benefit riders that, for an additional fee, offer certain guarantees, if certain conditions are met. These living benefit riders are described briefly below. Please see the more detailed description in the prospectus discussion for each rider, as well as the Charges and Other Deductions section of the prospectus, for important information on the costs, restrictions, and availability of each rider. Please consult your registered representative as to whether any living benefit rider is appropriate for you based on factors such as your investment objectives, risk tolerance, liquidity needs, and time horizon. Not all riders or features are available in all states. Prior versions of these riders may have different features.

------------------------------------------------------------------------------------------------------------------------
                            LINCOLN SMARTSECURITY(R)       LINCOLN SMARTSECURITY(R)        LINCOLN LIFETIME INCOME(SM)
                           ADVANTAGE 5-YR. ELECTIVE        ADVANTAGE 1-YR. AUTOMATIC      ADVANTAGE (WITH OR WITHOUT
                                    STEP-UP                         STEP-UP                LINCOLN LIFETIME INCOME(SM)
                                                           (PRIOR VERSIONS MAY VARY)            ADVANTAGE PLUS)
------------------------------------------------------------------------------------------------------------------------
1. Overview               Designed to guarantee that      Designed to guarantee that      Designed to guarantee that
                          at least the entire amount      if you make your first          if you make your first
                          of your purchase payments       withdrawal on or after the      withdrawal on or after the
                          will be returned to you         date you reach age 65, you      date you reach age 59 1/2 (age
                          through periodic                are guaranteed income for       65 under Joint Life), you
                          withdrawals, regardless of      your life (and your             are guaranteed income for
                          the investment performance      spouse's, under Joint Life      your life (and your
                          of the contract.  (no           version),                       spouse's, under Joint Life
                          longer available for            even after the entire           version).
                          purchase on or after            amount of purchase payments
                          January 16, 2009)               has been returned to you        LINCOLN LIFETIME INCOME(SM)
                                                          through periodic                Advantage Plus is designed
                                                          withdrawals.  If lifetime       to guarantee that contract
                                                          withdrawals are not in          value will not be less than
                                                          effect, you may make            the initial purchase
                                                          periodic withdrawals of the     payment (or contract value
                                                          Guaranteed Amount.              on rider date) at the end
                                                                                          of a 7-year period if you
                                                                                          make no withdrawals and
                                                                                          cancel the LINCOLN LIFETIME
                                                                                          INCOME(SM) Advantage at that
                                                                                          time.
------------------------------------------------------------------------------------------------------------------------
2. Current Fee            0.65% of Guaranteed Amount        0.65% (Single Life) or        0.90% of Guaranteed Amount
                                                             0.80% (Joint Life) of            (1.05% with LINCOLN
                                                               Guaranteed Amount          LIFETIME INCOME(SM) Advantage
                                                                                                     Plus)
-------------------------------------------------------------------------------------------------------------------------
3. Guaranteed             0.95% of Guaranteed Amount      1.50% of Guaranteed Amount      1.50% of Guaranteed Amount
   Maximum Fee
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                          I4LIFE(R) ADVANTAGE                4LATER(R) ADVANTAGE            1)  4LATER(R) ADVANTAGE
                                                                                            GUARANTEED INCOME BENEFIT
                                                                                            2)  I4LIFE(R) ADVANTAGE
                                                                                            GUARANTEED INCOME BENEFIT
                                                                                           (VERSION 3) (PRIOR VERSIONS
                                                                                                   MAY VARY)
                                                                                            3)  GUARANTEED INCOME
                                                                                            BENEFIT FOR PURCHASERS OF
                                                                                           LINCOLN LIFETIME INCOME(SM)
                                                                                                    ADVANTAGE
------------------------------------------------------------------------------------------------------------------------
1. Overview               Designed to provide an          Designed to guarantee today     Designed to use the Income
                          income program that             a future minimum payout         Base established under
                          combines variable lifetime      floor for i4LIFE(R) Advantage   4LATER(R) Advantage (if
                          income payments and a death     regular income payments,        4LATER(R) Advantage
                          benefit with the ability to     regardless of investment        Guaranteed Income Benefit
                          make withdrawals during a       performance, by providing       is elected) or the Account
                          defined period.                 an Income Base during the       Value* established under
                                                          accumulation period that        i4LIFE(R) Advantage (if
                                                          can be used to establish in     i4LIFE(R) Advantage
                                                          the future a Guaranteed         Guaranteed Income Benefit
                                                          Income Benefit with i4LIFE(R)   is elected) or the
                                                          Advantage.                      Guaranteed Amount under
                                                                                          LINCOLN LIFETIME INCOME(SM)
                                                                                          Advantage (for prior
                                                                                          purchasers of LINCOLN
                                                                                          LIFETIME INCOME(SM) ) to
                                                                                          provide a minimum payout
                                                                                          floor for i4LIFE(R) Advantage
                                                                                          regular income payments,
                                                                                          regardless of investment
                                                                                          performance.

                                                                                          * Can instead use the
                                                                                          remaining Guaranteed Amount
                                                                                          under LINCOLN
                                                                                          SMARTSECURITY(R) Advantage
------------------------------------------------------------------------------------------------------------------------

2. Current Fee            Varies based on product and        0.65% of Income Base         1) 0.65% added to the i4LIFE(R)
                             death benefit option                                         Advantage charge
                              (assessed as a % of                                         (4LATER(R) Advantage
                            account value, and only                                       Guaranteed Income Benefit)
                             during annuity payout                                        2) 0.50% added to the i4LIFE(R)
                                    phase)                                                Advantage charge (i4LIFE(R)
                                                                                          Advantage Guaranteed Income
                                                                                          Benefit) (assessed as a % of
                                                                                          account value, and only during
                                                                                          annuity payout phase
------------------------------------------------------------------------------------------------------------------------
3. Guaranteed                 Same as current fee            1.50% of Income Base          1.50% added to the i4LIFE(R)
   Maximum Fee                                                                                Advantage charge
                                                                                          (assessed as a % of account
                                                                                             value, and only during
                                                                                             annuity payout phase)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                            LINCOLN SMARTSECURITY(R)        LINCOLN SMARTSECURITY(R)       LINCOLN LIFETIME INCOME(SM)
                           ADVANTAGE 5-YR. ELECTIVE         ADVANTAGE 1-YR. AUTOMATIC    ADVANTAGE (WITH OR WITHOUT
                                    STEP-UP                          STEP-UP              LINCOLN LIFETIME INCOME(SM)
                                                            (PRIOR VERSIONS MAY VARY)          ADVANTAGE PLUS)
------------------------------------------------------------------------------------------------------------------------
4. Withdrawals                 Yes - 7% annually                Yes - 5% annually               Yes - 5% annually
   Permitted                                                                             Withdrawals negate LINCOLN
                                                                                      LIFETIME INCOME(SM) Advantage
                                                                                                    Plus
------------------------------------------------------------------------------------------------------------------------
5. Payments                           No                   Yes (if conditions are met)   Yes (if conditions are met)
   for Life
------------------------------------------------------------------------------------------------------------------------
6. Potential                    Purchase Payments              Purchase Payments               Purchase Payments
   Increases to              Optional 5-Year Step-Ups      Automatic Annual Step-Ups            5% Enhancements
   Guaranteed Amount,         (if conditions are met)       (if conditions are met)          Automatic Annual Step-Ups
   Income Base, or                                                                                 200% Step-Up
   Guaranteed Income                                                                          (if conditions are met)
   Benefit (as
   applicable)
------------------------------------------------------------------------------------------------------------------------
7. Investment                 Option 3 (different              Option 3 (different              Option 3 (different
   Requirements            Investment Requirements may     Investment Requirements may       Investment Requirements may
                            apply depending upon date       apply depending upon date        apply depending upon date
                                of purchase.  See               of purchase.  See                of purchase.  See
                            Investment Requirements         Investment Requirements           Investment Requirements
                            section of prospectus for      section of prospectus for        section of prospectus for
                                 more details)                   more details)                     more details)
------------------------------------------------------------------------------------------------------------------------
8. Ability to                        Yes                    Yes, after the first rider        Yes-may impact the charge
   Make Additional                                          anniversary, if cumulative
   Purchase                                                 payments are over $100,000
   Payments if Contract                                       and prior Home Office
   Value is greater than                                      approval is provided
   zero
------------------------------------------------------------------------------------------------------------------------
9. Spousal                          Yes                              Yes                               No
   Continuation
------------------------------------------------------------------------------------------------------------------------
10. Ability to                Yes, after 5 years               Yes, after 5 years                 Yes, after 7 Years
    Cancel Rider             following the later of           following the later of
                            rider effective date or          rider effective date or
                            contractowner-elected step-     contractowner-elected step-
                                      up                              up
------------------------------------------------------------------------------------------------------------------------

11. Nursing                           No                              No                               Yes
    Home Benefit
------------------------------------------------------------------------------------------------------------------------
12. May Elect                         No                              No                               No
    Other Living Benefit
    Riders
------------------------------------------------------------------------------------------------------------------------


                             I4LIFE(R) ADVANTAGE             4LATER(R) ADVANTAGE          1)  4LATER(R) ADVANTAGE
                                                                                         GUARANTEED INCOME BENEFIT
                                                                                          2)  I4LIFE(R) ADVANTAGE
                                                                                         GUARANTEED INCOME BENEFIT
                                                                                        (VERSION 3) (PRIOR VERSIONS
                                                                                                  MAY VARY)
                                                                                           3)  GUARANTEED INCOME
                                                                                          BENEFIT FOR PURCHASERS OF
                                                                                         LINCOLN LIFETIME INCOME(SM)
                                                                                                  ADVANTAGE
------------------------------------------------------------------------------------------------------------------------
4. Withdrawals            Yes, during Access Period       Yes, only after you elect                   No
   Permitted                                                i4LIFE(R) Advantage


------------------------------------------------------------------------------------------------------------------------
5. Payments               Yes (if conditions are met)     If elect i4LIFE(R)Advantage        Yes (if conditions are met)
   for Life
------------------------------------------------------------------------------------------------------------------------
6. Potential                         N/A                     Purchase Payments                Automatic Annual Step-Ups
   Increases to                                           15% Enhancements (every 3           Prior versions will have
   Guaranteed Amount,                                             years)                          different Step-Up
   Income Base, or                                                                                  provisions
   Guaranteed Income                                     Resets to contract value
   Benefit (as
   applicable)                                            (if conditions are met)              (if conditions are met)
------------------------------------------------------------------------------------------------------------------------
7. Investment                       None                    Option 3 (different                    Option 3 (different
   Requirements                                         Investment Requirements may          Investment Requirements may
                                                         apply depending upon date            apply depending upon date
                                                             of purchase.  See                     of purchase.  See
                                                          Investment Requirements               Investment Requirements
                                                         section of prospectus for             section of prospectus for
                                                               more details)                        more details)
------------------------------------------------------------------------------------------------------------------------
8. Ability to               No (non-qualified                      Yes                                    No
   Make Additional                 contracts)
   Purchase
   Payments if              Yes, during Access Period,
   Contract Value           unless 4LATER(R) Advantage
   is greater than          Guaranteed Income Benefit
   zero                       or i4LIFE(R) Advantage
                            Guaranteed Income Benefit
                                 has been elected
                              (qualified contracts)
------------------------------------------------------------------------------------------------------------------------
9. Spousal                            No                   Yes (prior to Periodic                        No
   Continuation                                          Income Commencement Date)
------------------------------------------------------------------------------------------------------------------------
10. Ability to               No (non-qualified            Yes, after 3 years                     Yes, after 3 years
    Cancel Rider                contracts)              following the later of                 following the later of
                                                        rider effective date or               rider effective date or
                             Yes, at any time              most recent Reset                    most recent Reset (if
                           (qualified contracts)                                                 4LATER(R) Advantage
                                                                                             Guaranteed Income Benefit
                                                                                            is elected or purchasers of
                                                                                             LINCOLN LIFETIME INCOME(SM)
                                                                                                Advantage elect the
                                                                                             Guaranteed Income Benefit)
                                                                                                Yes, at any time (if
                                                                                                 i4LIFE(R) Advantage
                                                                                             Guaranteed Income Benefit
                                                                                                     is elected)
------------------------------------------------------------------------------------------------------------------------
11. Nursing                           No                           No                                    No
    Home Benefit
------------------------------------------------------------------------------------------------------------------------
12. May Elect               Limited to Guaranteed         No (prior to Periodic                  Limited to i4LIFE(R)
    Other Living Benefit       Income Benefit           Income Commencement Date)                    Advantage
    Riders
------------------------------------------------------------------------------------------------------------------------


                    LINCOLN LIFE VARIABLE ANNUITY CONTRACTS
                  ELIGIBLE FOR INCLUSION IN OWNER'S INVESTMENT


The American Legacy                              Lincoln ChoicePlus
American Legacy II                               Lincoln ChoicePlus Access
American Legacy III                              Lincoln ChoicePlus Bonus
American Legacy III C Share                      Lincoln ChoicePlus II
American Legacy III Plus                         Lincoln ChoicePlus II Access
American Legacy III View                         Lincoln ChoicePlus II Bonus
American Legacy Shareholder's Advantage          Lincoln ChoicePlus II Advance
American Legacy Design                           Lincoln ChoicePlus Assurance (A Share)
                                                 Lincoln ChoicePlus Assurance (A Class)
Multi-Fund(R)                                    Lincoln ChoicePlus Assurance (B Share)
Multi-Fund(R) 5                                  Lincoln ChoicePlus Assurance (B Class)
                                                 Lincoln ChoicePlus Assurance (C Share)
                                                 Lincoln ChoicePlus Assurance (L Share)
                                                 Lincoln ChoicePlus Assurance (Bonus)
                                                 Lincoln ChoicePlus Design

                                SAI 1

Lincoln ChoicePlus II Bonus
Lincoln New York Account N for Variable Annuities    (Registrant)


Lincoln Life & Annuity Company of New York   (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the Lincoln ChoicePlus II Bonus prospectus of Lincoln New York Account N for Variable Annuities dated May 1, 2009. You may obtain a copy of the Lincoln ChoicePlus II Bonus prospectus on request and without charge. Please write Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583.




Table of Contents





Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-6
More About the S&P 500 Index                    B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7


This SAI is not a prospectus.

The date of this SAI is May 1, 2009.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

The financial statements of the VAA and the financial statements of Lincoln New York appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Keeper of Records


All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.




Principal Underwriter

Lincoln Financial Distributors, Inc., ("LFD"), an affiliate of Lincoln New York, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives who are also associated with Lincoln Financial Advisors Corporation ("LFA"), our affiliate and the principal underwriter for certain other contracts issued by the Principal Underwriter. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFA (prior to May 1, 2007) and LFD (on and after May 1,
2007), acting as the Principal Underwriter paid $8,920,347, $11,095,671, and $9,599,993 to LFA and Selling Firms in 2006, 2007, and 2008, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the interest adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the interest adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The interest adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%




         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n


                          SURRENDER VALUE CALCULATION




                                               (3)
                (1)       (2)                  Adjusted   (4)       (5)          (6)         (7)
                Annuity   1 + Interest         Annuity    Minimum   Greater of   Surrender   Surrender
Contract Year   Value     Adjustment Formula   Value      Value     (3) & (4)    Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
  1............ $51,710        0.962268        $49,759    $50,710   $50,710      $4,250      $46,460
  2............ $53,480        0.985646        $52,712    $51,431   $52,712      $4,250      $48,462
  3............ $55,312        1.000000        $55,312    $52,162   $55,312      $4,000      $51,312
  4............ $57,208        1.009756        $57,766    $52,905   $57,766      $3,500      $54,266
  5............ $59,170           N/A          $59,170    $53,658   $59,170      $3,000      $56,170


                           ANNUITY VALUE CALCULATION



                   BOY*                              Annual        EOY**
                   Annuity       Guaranteed          Account       Annuity
Contract Year      Value         Interest Rate       Fee           Value
------------------ ---------     ---------------     ---------     ----------
   1...............$50,000   x       1.035       -   $40       =   $51,710
   2...............$51,710   x       1.035       -   $40       =   $53,480
   3...............$53,480   x       1.035       -   $40       =   $55,312
   4...............$55,312   x       1.035       -   $40       =   $57,208
   5...............$57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                   Surrender
                   Charge                       Surrender
Contract Year      Factor         Deposit       Charge
------------------ ----------     ---------     ----------
   1...............     8.5%  x   $50,000   =   $4,250
   2...............     8.5%  x   $50,000   =   $4,250
   3...............     8.0%  x   $50,000   =   $4,000
   4...............     7.0%  x   $50,000   =   $3,500
   5...............     6.0%  x   $50,000   =   $3,000

                       1 + INTEREST ADJUSTMENT FORMULA CALCULATION





Contract Year       Index A      Index B      Adj Index B      N        Result
----------------    ---------    ---------    -------------    -----    ---------
  1.............     3.50%        4.00%          4.50%          4       0.962268
  2.............     3.50%        3.50%          4.00%          3       0.985646
  3.............     3.50%        3.00%          3.50%          2       1.000000
  4.............     3.50%        2.00%          2.50%          1       1.009756
  5.............     3.50%         N/A            N/A          N/A         N/A


                           MINIMUM VALUE CALCULATION



                                  Minimum             Annual
                                  Guaranteed          Account       Minimum
Contract Year                     Interest Rate       Fee           Value
------------------                ---------------     ---------     ----------
   1...............$50,000    x       1.015       -   $40       =   $50,710
   2...............$50,710    x       1.015       -   $40       =   $51,431
   3...............$51,431    x       1.015       -   $40       =   $52,162
   4...............$52,162    x       1.015       -   $40       =   $52,905
   5...............$52,905    x       1.015       -   $40       =   $53,658

                               * BOY = beginning of year

                                          ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax (and less any surrender charges on purchase payments in the contract for less than 12 months if bonus credits applied to the purchase payments);
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables modified, with an assumed investment return at the rate of 3%, 4% or 5% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.


         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               15-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,795.64              $9,974.48

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,716.07 with the 15-year access period and $8,977.03 with the 30-year access period.

At the end of the 15-year access period, the remaining account value of $135,374.66 (assuming no withdrawals) will be used to continue the $10,795.64 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $66,884.77 (assuming no withdrawals) will be used to continue the $9,974.48 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.



Capital Markets

Beginning in 2008 and continuing as of the date of this prospectus, the capital and credit markets have experienced an unusually high degree of volatility. As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired. During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected.

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Nationally recognized rating agencies rate the financial strength of our Company. The ratings do not imply approval of the product and do not refer to the performance of the product, or to the VAA, including underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. In late September and early October of 2008, A.M. Best Company, Fitch, Moody's and Standard & Poor's each revised their outlook for the U.S. life insurance sector from stable to negative. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.


More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.


S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services

Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:

 o the annuity commencement date;

 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.


Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.


Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2008 financial statements of the VAA and the December 31, 2008 financial statements of Lincoln New York appear on the following pages.

                      PROSPECTUS 2

Lincoln ChoicePlus AssuranceSM (Bonus)
Lincoln New York Account N
for Variable Annuities
Individual Variable Annuity Contracts

Home Office:
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860

Syracuse, NY 13202
www.LincolnFinancial.com


Servicing Office:
Lincoln Life & Annuity Company of New York
PO Box 7866
Fort Wayne, IN 46802-7866
1-888-868-2583


This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by Lincoln Life & Annuity Company of New York. This prospectus is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.


The minimum initial purchase payment for the contract is $10,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If your purchase payments, bonus credits and persistency credits are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. For contracts issued after September 30, 2003, the only fixed account available is for dollar cost averaging purposes.

We do offer variable annuity contracts that have lower fees. Expenses for contracts offering a bonus or persistency credit may be higher. Because of this, the amount of the bonus or persistency credits may, over time, be offset by additional fees and charges.

You should carefully consider whether or not this contract is the best product for you.

All purchase payments, bonus credits and persistency credits for benefits on a variable basis will be placed in Lincoln New York Account N for Variable Annuities (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln New York. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AIM Variable Insurance Funds (Series II):
     AIM V.I. Capital Appreciation Fund*
     AIM V.I. Core Equity Fund*
     AIM V.I. International Growth Fund*
AllianceBernstein Variable Products Series Fund (Class B):

     AllianceBernstein VPS Global Thematic Growth Portfolio
     (formerly AllianceBernstein VPS Global Technology Portfolio)

     AllianceBernstein VPS Growth and Income Portfolio
     AllianceBernstein VPS International Value Portfolio
     AllianceBernstein VPS Large Cap Growth Portfolio*
     AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund
American Funds Insurance SeriesSM (Class 2):
   American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund

BlackRock Variable Series Funds, Inc. (Class III)
     BlackRock Global Allocation V.I. Fund*

Delaware VIP Trust (Service Class):
   Delaware VIP Diversified Income Series
   Delaware VIP Emerging Markets Series
     Delaware VIP High Yield Series
     Delaware VIP Limited-Term Diversified Income Series
     (formerly Delaware VIP Capital Reserves Series)

     Delaware VIP REIT Series*
     Delaware VIP Small Cap Value Series
     Delaware VIP Trend Series
     Delaware VIP U.S. Growth Series
     Delaware VIP Value Series
DWS Investments VIT Funds (Class B):
     DWS Equity 500 Index VIP*
     DWS Small Cap Index VIP*

DWS Variable Series II (Class B):
     DWS Alternative Asset Allocation Plus VIP Portfolio*

Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund Portfolio
     Fidelity (Reg. TM) VIP Equity-Income Portfolio*
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund
     FTVIPT Mutual Shares Securities Fund

     FTVIPT Templeton Global Bond Securities Fund*
     (formerly FTVIPT Templeton Global Income Securities Fund)

     FTVIPT Templeton Growth Securities Fund*
Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio*

     Janus Aspen Enterprise Portfolio*
     (formerly Janus Aspen Mid Cap Growth Portfolio)
     Janus Aspen Worldwide Portfolio*
     (formerly Janus Aspen Worldwide Growth Portfolio)

Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund
     LVIP Capital Growth Fund
     LVIP Cohen & Steers Global Real Estate Fund

     LVIP Columbia Value Opportunities Fund

     LVIP Delaware Bond Fund

     LVIP Delaware Foundation Aggressive Allocation Fund*

     LVIP Delaware Growth and Income Fund
     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund
     LVIP FI Equity-Income Fund*

     LVIP Global Income Fund*

     LVIP Janus Capital Appreciation Fund
     LVIP Marsico International Growth Fund

     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund

     LVIP SSgA Bond Index Fund
     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund
     LVIP SSgA Small/Mid Cap 200 Fund
     LVIP SSgA S&P 500 Index Fund**
     LVIP SSgA Small-Cap Index Fund

     LVIP T. Rowe Price Growth Stock Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Templeton Growth Fund

     LVIP Turner Mid-Cap Growth Fund
     LVIP UBS Global Asset Allocation Fund*
     LVIP Wilshire 2010 Profile Fund*
     LVIP Wilshire 2020 Profile Fund*
     LVIP Wilshire 2030 Profile Fund*
     LVIP Wilshire 2040 Profile Fund*

     LVIP Wilshire Aggressive Profile Fund
     LVIP Wilshire Conservative Profile Fund
     LVIP Wilshire Moderate Profile Fund
     LVIP Wilshire Moderately Aggressive Profile Fund
MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Core Equity Series*

     MFS (Reg. TM) VIT Growth Series*

     MFS (Reg. TM) VIT Total Return Series
     MFS (Reg. TM) VIT Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio*
     Neuberger Berman AMT Regency Portfolio*

PIMCO Variable Insurance Trust (Advisor Class)
     PIMCO VIT Commodity Real Return Strategy Portfolio*

Putnam Variable Trust (Class IB):

     Putnam VT Global Health Care Fund*
     (formerly Putnam VT Health Sciences Fund)
     Putnam VT Growth & Income Fund*


* Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

**"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)


This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583.
The SAI and other
information about Lincoln New York and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2009

Table of Contents




Item                                                          Page
Special Terms                                                  5
Expense Tables                                                 7
Summary of Common Questions                                   16
Lincoln Life & Annuity Company of New York                    19
Variable Annuity Account (VAA)                                19
Investments of the Variable Annuity Account                   20
Charges and Other Deductions                                  25
The Contracts                                                 31
 Purchase Payments                                            32
 Bonus Credits                                                32
 Persistency Credits                                          33
 Transfers On or Before the Annuity Commencement Date         34
 Surrenders and Withdrawals                                   36
 Death Benefit                                                39
 Investment Requirements                                      41
 Living Benefit Riders                                        43
 Lincoln Lifetime IncomeSM Advantage                          44
 Lincoln SmartSecurity (Reg. TM) Advantage                    51
 i4LIFE (Reg. TM) Advantage                                   56
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage    60
 4LATER (Reg. TM) Advantage                                   63
 Annuity Payouts                                              67
 Fixed Side of the Contract                                   69
Distribution of the Contracts                                 71
Federal Tax Matters                                           72
Additional Information                                        76
 Voting Rights                                                76
 Return Privilege                                             77
 Other Information                                            77
 Legal Proceedings                                            78
Contents of the Statement of Additional Information (SAI)
for Lincoln New York Account N for Variable Annuities         79
Appendix A - Condensed Financial Information                  A-1
Appendix B - Condensed Financial Information                  B-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) - An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

Account or variable annuity account (VAA) - The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.


Account Value - Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the contract value on the valuation date that i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value equals the initial Account Value plus investment gains minus losses, regular income payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.


Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Bonus credit - The additional amount credited to the contract for each purchase payment.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referenced to as account value in marketing materials) - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.


Good Order - The actual receipt at our Servicing Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guaranteed Income Benefit - An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage regular income payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain contractowners.


i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln SmartSecurity (Reg. TM) Advantage - Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent purchase payments and step-ups.

Lincoln New York (we, us, our) - Lincoln Life & Annuity Company of New York
(LNY)


Lincoln Lifetime IncomeSM Advantage - Provides minimum guaranteed lifetime periodic withdrawals that may increase.

Living Benefit - A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. If you select a Living Benefit rider, excess withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements. These riders are the Lincoln Smart Security (Reg. TM) Advantage, Lincoln Lifetime Income AdvantageSM, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit).

Persistency credit - The additional amount credited to the contract after the fourteenth contract anniversary.

Purchase payments - Amounts paid into the contract other than bonus credits and persistency credits.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.


Contractowner Transaction Expenses:



  o   Surrender charge (as a percentage of purchase payments surrendered/withdrawn):      8.5%*
  o   Transfer charge:                                                                    $ 25**

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. See Charges and Other Deductions-Surrender Charge.

**The transfer charge will not be imposed on the first 12 transfers during a contract year. We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross reinvestment transfers.



We may apply an interest adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed period account only (except for dollar cost averaging, portfolio rebalancing, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal amount under the Lincoln SmartSecurity (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage and regular income payments under i4LIFE (Reg. TM) Advantage). See Fixed Side of the Contract.


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Account Fee: $30*

Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):


                                           With Enhanced              Guarantee of
                                           Guaranteed Minimum         Principal Death
                                           Death Benefit (EGMDB)      Benefit (GOP)       Account Value Death Benefit
                                           -----------------------    ----------------    ----------------------------
o   Mortality and expense risk charge              1.70%                   1.45%                     1.40%
o   Administrative charge                          0.10%                   0.10%                     0.10%
                                                    ----                    ----                      ----
o   Total annual charge for each
    subaccount**                                   1.80%                   1.55%                     1.50%

* The account fee will be waived if your contract value is $100,000 or more at the end of any particular year. The account fee will be waived after the fifteenth contract year.

**For contracts purchased before July 22, 2005, the total annual charges are as follows: EGMDB 1.60%; Guarantee of Principal 1.50%; Account Value N/A.


In the event of a subsequent death benefit change, the charge will be based on the charges in effect at the time the contract was purchased.

Optional Rider Charges:


Lincoln Lifetime IncomeSM Advantage:


                                   Lincoln Lifetime IncomeSM
                                           Advantage
                                  --------------------------
o   Guaranteed maximum annual
    percentage charge*                      1.50%
o   Current annual percentage
    charge* **                              0.90%


*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment and any bonus credit or contract value at the time of election) as increased for subsequent purchase payments, any bonus credits, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. These changes to the Guaranteed Amount are discussed below. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.


**For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000.

Lincoln SmartSecurity (Reg. TM) Advantage:



                                Lincoln SmartSecurity (Reg. TM)
                                  Advantage - 5 Year Elective
                                       Step-Up option+ **
                               ---------------------------------
o   Guaranteed maximum annual
    percentage charge*                      0.95%
o   Current annual percentage
    charge*                                 0.65%



      Lincoln SmartSecurity (Reg. TM)    Lincoln SmartSecurity (Reg. TM)
        Advantage - 1 Year Automatic      Advantage - 1 Year Automatic
               Step-Up option                    Step-Up option
     - Single Life (and prior version)            - Joint Life
    ----------------------------------- --------------------------------
o
                  1.50%                              1.50%
o
                  0.65%                              0.80%


*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment and any bonus credit or contract value at the time of election) as increased for subsequent purchase payments, any bonus credits, and step-ups and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.


**For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount.

+As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM)Advantage - 5 Year Elective Step-up option is no longer available for purchase.




4LATER (Reg. TM) Advantage:





  o   Guaranteed maximum annual percentage charge*      1.50%
  o   Current annual percentage charge* **              0.65%



*The annual percentage charge for the 4LATER (Reg. TM) Advantage is multiplied by the Income Base (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, bonus credits, automatic 15% Enhancements, and Resets and decreased for withdrawals. The 4LATER (Reg. TM) Advantage charge is deducted from the subaccounts on a quarterly basis.

**For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base.



The next table describes charges that apply only when i4LIFE (Reg. TM) Advantage is in effect. The charge for any Guaranteed Income Benefit, if elected, is added to the i4LIFE (Reg. TM) Advantage charge and the total is deducted from your average daily account value.

i4LIFE (Reg. TM) Advantage Payout Phase (On and After the Periodic Income Commencement Date):


i4LIFE (Reg. TM) Advantage (as a daily percentage of average account value):

                        Enhanced Guaranteed      Guarantee of
                        Minimum Death            Principal Death
                        Benefit (EGMDB)          Benefit             Account Value Death Benefit
                        ---------------------    ----------------    ----------------------------
o   Annual charge*             2.20%                  1.95%                     1.90%


*During the Lifetime Income Period, the charge will be the same rate as the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.


Optional Rider Charges :


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (as a daily percentage of average account value):




  o   Guaranteed maximum annual percentage charge      1.50%**
  o   Current annual percentage charge                 0.50%*



4LATER (Reg. TM) Advantage Guaranteed Income Benefit (as a daily percentage of average account value):





  o   Guaranteed maximum annual percentage charge      1.50%
  o   Current annual percentage charge                 0.65%* ***



For example, if you purchase the i4LIFE (Reg. TM) Advantage EGMDB for 2.20% with the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit at a maximum charge of 1.50%, your total annual charge is 3.70% (as a daily percentage of average account value).

*The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge.

**Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit may purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase the Lincoln Lifetime IncomeSM Advantage.

***For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base.


The next table describes the separate account annual expenses (as a percentage of average daily net assets in the subaccounts) you pay on and after the Annuity Commencement Date:




  o   Mortality and expense risk charge and Administrative charge      1.40%

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2008. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                    Maximum      Minimum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         4.15%        0.53%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       1.81%        0.53%



* 38 of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2010.

The following table shows the expenses charged by each fund for the year ended December 31, 2008:


(as a percentage of each fund's average net assets):



                                                                         Management                      Other
                                                                            Fees        12b-1 Fees      Expenses
                                                                          (before        (before        (before
                                                                            any            any            any
                                                                          waivers/       waivers/       waivers/
                                                                         reimburse-     reimburse-     reimburse-
                                                                           ments)   +     ments)   +     ments)   +
AIM V.I. Capital Appreciation Fund (Series II)(2)(3)(4)                  0.61   %       0.25   %       0.30   %
AIM V.I. Core Equity Fund (Series II)(2)(3)(4)(5)                        0.61           0.25           0.29
AIM V.I. International Growth Fund (Series II)(2)(3)(4)(5)               0.71           0.25           0.35
AllianceBernstein VPS Global Thematic Growth Portfolio (Class
 B)                                                                      0.75           0.25           0.18
AllianceBernstein VPS Growth and Income Portfolio (Class B)              0.55           0.25           0.07
AllianceBernstein VPS International Value Portfolio (Class B)            0.74           0.25           0.07
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)               0.75           0.25           0.09
AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B)            0.75           0.25           0.11
American Century VP Inflation Protection Fund (Class II)(6)(7)           0.48           0.25           0.01
American Funds Global Growth Fund (Class 2)(1)                           0.53           0.25           0.02
American Funds Global Small Capitalization Fund (Class 2)(1)             0.71           0.25           0.03
American Funds Growth Fund (Class 2)(1)                                  0.32           0.25           0.01
American Funds Growth-Income Fund (Class 2)(1)                           0.27           0.25           0.01
American Funds International Fund (Class 2)(1)                           0.49           0.25           0.03
BlackRock Global Allocation V.I. Fund (Class III)                        0.65           0.25           0.13
Delaware VIP Diversified Income Series (Service Class)(8)                0.62           0.30           0.11
Delaware VIP Emerging Markets Series (Service Class)(8)                  1.24           0.30           0.17
Delaware VIP High Yield Series (Service Class)(8)                        0.65           0.30           0.12
Delaware VIP Limited-Term Diversified Income Series (Service
 Class)(8)                                                               0.50           0.30           0.17
Delaware VIP REIT Series (Service Class)(8)                              0.75           0.30           0.12
Delaware VIP Small Cap Value Series (Service Class)(8)                   0.73           0.30           0.12
Delaware VIP Trend Series (Service Class)(8                              0.75           0.30           0.12
Delaware VIP U.S. Growth Series (Service Class)(8                        0.65           0.30           0.11
Delaware VIP Value Series (Service Class)(8)                             0.65           0.30           0.11
DWS Alternative Asset Allocation Plus VIP Portfolio (Class
 B)(9)(10)(11)(12)(13)                                                   0.20           0.25           0.33
DWS Equity 500 Index VIP (Class B)(14)(15)                               0.20           0.25           0.13
DWS Small Cap Index VIP (Class B)(14)                                    0.35           0.25           0.19
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(16)        0.56           0.25           0.10
Fidelity VIP Equity-Income Portfolio (Service Class 2)                   0.46           0.25           0.11
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(17)            0.56           0.25           0.12
Fidelity (Reg. TM) VIP Mid Cap Portfolio (Service Class 2)(18)           0.56           0.25           0.12
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(19)          0.71           0.25           0.16
FTVIPT Franklin Income Securities Fund (Class 2)(20)                     0.45           0.25           0.02
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class
 2)(21)                                                                  0.50           0.25           0.28
FTVIPT Mutual Shares Securities Fund (Class 2)                           0.60           0.25           0.13
FTVIPT Templeton Global Bond Securities Fund (Class 2)(22)               0.47           0.25           0.11
FTVIPT Templeton Growth Securities Fund (Class 2)(20)                    0.74           0.25           0.04
Janus Aspen Balanced Portfolio (Service Class)(23)(24)(25)(26)           0.55           0.25           0.02



                                                                                                                 Total
                                                                                                               Expenses
                                                                                          Total                 (after
                                                                                         Expenses     Total    Contractu
                                                                                         (before   Contractual    ua
                                                                          Acquired         any      waivers/   waivers/
                                                                            Fund         waivers/  reimburse-  reimburse
                                                                          Fees and      reimburse-    ments       e-
                                                                          Expenses  =     ments)    (if any)    ments)
AIM V.I. Capital Appreciation Fund (Series II)(2)(3)(4)                  0.01   %       1.17   %
AIM V.I. Core Equity Fund (Series II)(2)(3)(4)(5)                        0.01           1.16       -0.01   %   1.15   %
AIM V.I. International Growth Fund (Series II)(2)(3)(4)(5)               0.02           1.33       -0.01       1.32
AllianceBernstein VPS Global Thematic Growth Portfolio (Class
 B)                                                                      0.00           1.18
AllianceBernstein VPS Growth and Income Portfolio (Class B)              0.00           0.87
AllianceBernstein VPS International Value Portfolio (Class B)            0.00           1.06
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)               0.00           1.09
AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B)            0.00           1.11
American Century VP Inflation Protection Fund (Class II)(6)(7)           0.00           0.74
American Funds Global Growth Fund (Class 2)(1)                           0.00           0.80
American Funds Global Small Capitalization Fund (Class 2)(1)             0.00           0.99
American Funds Growth Fund (Class 2)(1)                                  0.00           0.58
American Funds Growth-Income Fund (Class 2)(1)                           0.00           0.53
American Funds International Fund (Class 2)(1)                           0.00           0.77
BlackRock Global Allocation V.I. Fund (Class III)                        0.00           1.03
Delaware VIP Diversified Income Series (Service Class)(8)                0.00           1.03       -0.05       0.98
Delaware VIP Emerging Markets Series (Service Class)(8)                  0.00           1.71       -0.05       1.66
Delaware VIP High Yield Series (Service Class)(8)                        0.00           1.07       -0.05       1.02
Delaware VIP Limited-Term Diversified Income Series (Service
 Class)(8)                                                               0.00           0.97       -0.05       0.92
Delaware VIP REIT Series (Service Class)(8)                              0.00           1.17       -0.05       1.12
Delaware VIP Small Cap Value Series (Service Class)(8)                   0.00           1.15       -0.05       1.10
Delaware VIP Trend Series (Service Class)(8                              0.00           1.17       -0.05       1.12
Delaware VIP U.S. Growth Series (Service Class)(8                        0.00           1.06       -0.05       1.01
Delaware VIP Value Series (Service Class)(8)                             0.00           1.06       -0.05       1.01
DWS Alternative Asset Allocation Plus VIP Portfolio (Class
 B)(9)(10)(11)(12)(13)                                                   1.35           2.13       -0.32       1.81
DWS Equity 500 Index VIP (Class B)(14)(15)                               0.00           0.58
DWS Small Cap Index VIP (Class B)(14)                                    0.00           0.79
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(16)        0.00           0.91
Fidelity VIP Equity-Income Portfolio (Service Class 2)                   0.00           0.82
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(17)            0.00           0.93
Fidelity (Reg. TM) VIP Mid Cap Portfolio (Service Class 2)(18)           0.00           0.93
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(19)          0.00           1.12
FTVIPT Franklin Income Securities Fund (Class 2)(20)                     0.00           0.72
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class
 2)(21)                                                                  0.02           1.05       -0.02       1.03
FTVIPT Mutual Shares Securities Fund (Class 2)                           0.00           0.98
FTVIPT Templeton Global Bond Securities Fund (Class 2)(22)               0.00           0.83
FTVIPT Templeton Growth Securities Fund (Class 2)(20)                    0.00           1.03
Janus Aspen Balanced Portfolio (Service Class)(23)(24)(25)(26)           0.00           0.82

                                                                    Management                      Other
                                                                       Fees        12b-1 Fees      Expenses
                                                                     (before        (before        (before
                                                                       any            any            any
                                                                     waivers/       waivers/       waivers/
                                                                    reimburse-     reimburse-     reimburse-
                                                                      ments)   +     ments)   +     ments)   +
Janus Aspen Enterprise Portfolio (Service
 Class)(23)(24)(25)(26)(27)                                         0.64   %       0.25   %       0.03   %
Janus Aspen Worldwide Portfolio (Service
 Class)(23)(24)(25)(26)(28)(29)                                     0.50           0.25           0.03
LVIP Baron Growth Opportunities Fund (Service Class)(30)            1.00           0.25           0.09
LVIP Capital Growth Fund (Service Class)(31)                        0.72           0.25           0.09
LVIP Cohen & Steers Global Real Estate Fund (Service
 Class)(32)(33)                                                     0.95           0.25           0.18
LVIP Columbia Value Opportunities Fund (Service Class)(34)          1.05           0.25           0.20
LVIP Delaware Bond Fund (Service Class)                             0.33           0.35           0.07
LVIP Delaware Foundation Aggressive Allocation Fund (Service
 Class)(78)(79)                                                     0.75           0.25           0.11
LVIP Delaware Growth and Income Fund (Service Class)                0.34           0.35           0.07
LVIP Delaware Social Awareness Fund (Service Class)                 0.37           0.35           0.07
LVIP Delaware Special Opportunities Fund (Service Class)            0.40           0.35           0.07
LVIP FI Equity-Income Fund (Service Class)(35)                      0.75           0.25           0.07
LVIP Global Income Fund (Service Class)(36)(37)                     0.65           0.25           0.19
LVIP Janus Capital Appreciation Fund (Service Class)(38)            0.75           0.25           0.10
LVIP Marsico International Growth Fund (Service Class)(39)          0.92           0.25           0.13
LVIP MFS Value Fund (Service Class)(40)                             0.66           0.25           0.08
LVIP Mid-Cap Value Fund (Service Class)(41)                         0.89           0.25           0.10
LVIP Mondrian International Value Fund (Service Class)              0.70           0.25           0.10
LVIP Money Market Fund (Service Class)(42)                          0.35           0.25           0.08
LVIP SSgA Bond Index Fund (Service Class)(43)(44)                   0.40           0.25           0.13
LVIP SSgA Developed International 150 Fund (Service
 Class)(45)(46)                                                     0.75           0.25           2.04
LVIP SSgA Emerging Markets 100 Fund (Service Class)(47)(48)         1.09           0.25           2.81
LVIP SSgA International Index Fund (Service Class)(44)(49)          0.40           0.25           1.18
LVIP SSgA Large Cap 100 Fund (Service Class)(50)(51)                0.52           0.25           0.43
LVIP SSgA Small/Mid Cap 200 Fund (Service Class)(53)(54)(55)        0.69           0.25           0.66
LVIP SSgA S&P 500 Index Fund (Service Class)(52)                    0.24           0.25           0.09
LVIP SSgA Small-Cap Index Fund (Service Class)(56)                  0.32           0.25           0.15
LVIP T. Rowe Price Growth Stock Fund (Service Class)(57)            0.73           0.25           0.09
LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service
 Class)                                                             0.74           0.25           0.10
LVIP Templeton Growth Fund (Service Class)(58)                      0.74           0.25           0.08
LVIP Turner Mid-Cap Growth Fund (Service Class)(59)(60)             0.89           0.25           0.18
LVIP UBS Global Asset Allocation Fund (Service Class)(61)           0.74           0.25           0.11
LVIP Wilshire 2010 Profile Fund (Service Class)(62)(63)(64)         0.25           0.25           0.60
LVIP Wilshire 2020 Profile Fund (Service Class)(62)(63)(64)         0.25           0.25           0.31
LVIP Wilshire 2030 Profile Fund (Service Class)(62)(63)(64)         0.25           0.25           0.45
LVIP Wilshire 2040 Profile Fund (Service Class)(62)(63)(64)         0.25           0.25           0.76
LVIP Wilshire Aggressive Profile Fund (Service Class)(62)(63)(65)   0.25           0.25           0.08
LVIP Wilshire Conservative Profile Fund (Service
 Class)(62)(63)(65)                                                 0.25           0.25           0.05
LVIP Wilshire Moderate Profile Fund (Service Class)(62)(63)(65)     0.25           0.25           0.03



                                                                                                            Total
                                                                                                          Expenses
                                                                                     Total                 (after
                                                                                    Expenses     Total    Contractu
                                                                                    (before   Contractual    ua
                                                                     Acquired         any      waivers/   waivers/
                                                                       Fund         waivers/  reimburse-  reimburse
                                                                     Fees and      reimburse-    ments       e-
                                                                     Expenses  =     ments)    (if any)    ments)
Janus Aspen Enterprise Portfolio (Service
 Class)(23)(24)(25)(26)(27)                                         0.00   %       0.92   %
Janus Aspen Worldwide Portfolio (Service
 Class)(23)(24)(25)(26)(28)(29)                                     0.00           0.78
LVIP Baron Growth Opportunities Fund (Service Class)(30)            0.00           1.34       -0.05   %   1.29   %
LVIP Capital Growth Fund (Service Class)(31)                        0.00           1.06       -0.03       1.03
LVIP Cohen & Steers Global Real Estate Fund (Service
 Class)(32)(33)                                                     0.00           1.38       -0.22       1.16
LVIP Columbia Value Opportunities Fund (Service Class)(34)          0.00           1.50
LVIP Delaware Bond Fund (Service Class)                             0.00           0.75
LVIP Delaware Foundation Aggressive Allocation Fund (Service
 Class)(78)(79)                                                     0.03           1.14       -0.13       1.01
LVIP Delaware Growth and Income Fund (Service Class)                0.00           0.76
LVIP Delaware Social Awareness Fund (Service Class)                 0.00           0.79
LVIP Delaware Special Opportunities Fund (Service Class)            0.00           0.82
LVIP FI Equity-Income Fund (Service Class)(35)                      0.00           1.07       -0.05       1.02
LVIP Global Income Fund (Service Class)(36)(37)                     0.00           1.09       -0.09       1.00
LVIP Janus Capital Appreciation Fund (Service Class)(38)            0.00           1.10       -0.07       1.03
LVIP Marsico International Growth Fund (Service Class)(39)          0.00           1.30       -0.01       1.29
LVIP MFS Value Fund (Service Class)(40)                             0.00           0.99
LVIP Mid-Cap Value Fund (Service Class)(41)                         0.00           1.24
LVIP Mondrian International Value Fund (Service Class)              0.00           1.05
LVIP Money Market Fund (Service Class)(42)                          0.00           0.68
LVIP SSgA Bond Index Fund (Service Class)(43)(44)                   0.00           0.78       -0.10       0.68
LVIP SSgA Developed International 150 Fund (Service
 Class)(45)(46)                                                     0.00           3.04       -2.28       0.76
LVIP SSgA Emerging Markets 100 Fund (Service Class)(47)(48)         0.00           4.15       -3.20       0.95
LVIP SSgA International Index Fund (Service Class)(44)(49)          0.00           1.83       -1.13       0.70
LVIP SSgA Large Cap 100 Fund (Service Class)(50)(51)                0.00           1.20       -0.49       0.71
LVIP SSgA Small/Mid Cap 200 Fund (Service Class)(53)(54)(55)        0.02           1.62       -0.89       0.73
LVIP SSgA S&P 500 Index Fund (Service Class)(52)                    0.00           0.58
LVIP SSgA Small-Cap Index Fund (Service Class)(56)                  0.00           0.72
LVIP T. Rowe Price Growth Stock Fund (Service Class)(57)            0.00           1.07
LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service
 Class)                                                             0.00           1.09
LVIP Templeton Growth Fund (Service Class)(58)                      0.00           1.07
LVIP Turner Mid-Cap Growth Fund (Service Class)(59)(60)             0.00           1.32       -0.09       1.23
LVIP UBS Global Asset Allocation Fund (Service Class)(61)           0.03           1.13
LVIP Wilshire 2010 Profile Fund (Service Class)(62)(63)(64)         0.51           1.61       -0.65       0.96
LVIP Wilshire 2020 Profile Fund (Service Class)(62)(63)(64)         0.52           1.33       -0.36       0.97
LVIP Wilshire 2030 Profile Fund (Service Class)(62)(63)(64)         0.53           1.48       -0.50       0.98
LVIP Wilshire 2040 Profile Fund (Service Class)(62)(63)(64)         0.54           1.80       -0.81       0.99
LVIP Wilshire Aggressive Profile Fund (Service Class)(62)(63)(65)   0.87           1.45       -0.13       1.32
LVIP Wilshire Conservative Profile Fund (Service
 Class)(62)(63)(65)                                                 0.72           1.27       -0.10       1.17
LVIP Wilshire Moderate Profile Fund (Service Class)(62)(63)(65)     0.78           1.31       -0.08       1.23

                                                                   Management                      Other
                                                                      Fees        12b-1 Fees      Expenses
                                                                    (before        (before        (before
                                                                      any            any            any
                                                                    waivers/       waivers/       waivers/
                                                                   reimburse-     reimburse-     reimburse-
                                                                     ments)   +     ments)   +     ments)   +
LVIP Wilshire Moderately Aggressive Profile Fund (Service
 Class)(62)(63)(65)                                                0.25   %       0.25   %       0.03   %
MFS (Reg. TM) VIT Core Equity Series (Service Class)(66)(67)(68)   0.75           0.25           0.20
MFS (Reg. TM) VIT Growth Series (Service Class)(66)(68)            0.75           0.25           0.08
MFS (Reg. TM) VIT Total Return Series (Service Class)(66)(68)      0.74           0.25           0.07
MFS (Reg. TM) VIT Utilities Series (Service Class)(66)(68)         0.72           0.25           0.09
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(69)        0.83           0.00           0.09
Neuberger Berman AMT Regency Portfolio (I Class)(69)               0.85           0.00           0.12
PIMCO VIT Commodity Real Return Strategy Portfolio (Advisor
 Class)(70)(71)(72)(73)(74)                                        0.74           0.25           0.17
Putnam VT Global Health Care Fund (Class 1B)(75)(76)               0.70           0.25           0.16
Putnam VT Growth & Income Fund (Class 1B)(77)                      0.53           0.25           0.07



                                                                                                           Total
                                                                                                         Expenses
                                                                                    Total                 (after
                                                                                   Expenses     Total    Contractu
                                                                                   (before   Contractual    ua
                                                                    Acquired         any      waivers/   waivers/
                                                                      Fund         waivers/  reimburse-  reimburse
                                                                    Fees and      reimburse-    ments       e-
                                                                    Expenses  =     ments)    (if any)    ments)
LVIP Wilshire Moderately Aggressive Profile Fund (Service
 Class)(62)(63)(65)                                                0.81   %       1.34   %   -0.08   %   1.26   %
MFS (Reg. TM) VIT Core Equity Series (Service Class)(66)(67)(68)   0.00           1.20       -0.05       1.15
MFS (Reg. TM) VIT Growth Series (Service Class)(66)(68)            0.00           1.08
MFS (Reg. TM) VIT Total Return Series (Service Class)(66)(68)      0.00           1.06
MFS (Reg. TM) VIT Utilities Series (Service Class)(66)(68)         0.00           1.06
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(69)        0.00           0.92
Neuberger Berman AMT Regency Portfolio (I Class)(69)               0.00           0.97
PIMCO VIT Commodity Real Return Strategy Portfolio (Advisor
 Class)(70)(71)(72)(73)(74)                                        0.09           1.25       -0.09       1.16
Putnam VT Global Health Care Fund (Class 1B)(75)(76)               0.01           1.12
Putnam VT Growth & Income Fund (Class 1B)(77)                      0.00           0.85



(1) The Series' investment adviser waived a portion of its management fee from September 1, 2004 (May 1, 2006 in the case of Global Growth and Income Fund and October 4, 2006 in the case of Global Bond Fund) through December 31, 2008. Management fees and total expenses in the table do not reflect any waivers. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in the prospectus and annual report.

(2) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

(3) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the limit on Total Annual Fund Operating Expenses, if any. The impact of the acquired fund fees and expense are included in the total returns of the Fund.

(4) The Fund's advisor has contractually agreed through April 30, 2010, to waive a portion of its advisory fees and or/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Operating Expenses of Series II shares to 1.45% of average daily net assets.

(5) The Fund's advisor has contractually agreed through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees Invesco AIM receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.

(6) The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund's most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund's unified management fee rate generally decreases as assets increase and increases as assets decrease.

(7) Other expenses include the fees and expenses of the fund's independent directors and their legal counsel, interest, and, if applicable, acquired fund fees and expenses.

(8) The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2009 through April 30, 2010, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(9) Management fee has two components: (i) a fee on assets invested in other DWS funds; and (ii) a fee on assets not invested in other DWS funds ("Other Assets"). The Advisor currently intends to invest substantially all the assets of the portfolio in other DWS funds. However, in the future, the portfolio may invest a larger portion, or all, of its assets in Other Assets. If the portfolio's assets are entirely invested in Other Assets, the management fee would be 1.20% of average daily net assets. However, in such a situation, the Acquired Fund (Underlying Fund) Fees and Expenses are expected to decrease. The Advisor will waive 0.15% of the management fee until the portfolio reaches $50 million in assets and the Advisor's global tactical asset allocation overlay strategy is implemented.

(10) The portfolio's shareholders bear indirectly the expenses of the shares of other DWS funds or ETF's in which the portfolio invests. Acquired Fund (Underlying Fund) Fees and Expenses for the initial fiscal year are based on the expected initial allocation of the portfolio assets. The Total Annual Operating Expenses will vary with changes in allocations to, and operating expenses of, the other DWS funds or ETFs in which the portfolio invest.

(11) "Acquired Funds (Underlying Funds) Fees and Expenses" includes impact of dividends on short sales for investments in DWS Market Neutral Fund. "Acquired Funds (Underlying Funds) Fees and Expenses" would be 1.20% excluding these dividends on short sales and the Total Annual Operating Expenses" would be 1.73% without these dividends on short sales.

(12) "Other Expenses" are based on estimated amounts for the current fiscal year, including 0.05% organizational and offering expenses expected to be incurred over the next twelve months only. Actual expenses may be different. Includes 0.10% administration fee paid to the Advisor.

(13) Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the fund's operating expenses at 0.21% for Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest and acquired funds (underlying funds) fees and expenses (estimated at 1.35%).

(14) "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes 0.10% administration fee.


(15) Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.58% for Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


(16) Contrafund - A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.90% for Service Class 2. These offsets may be discontinued at any time.

(17) Growth. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.92% for Service Class 2. These offsets may be discontinued at any time.

(18) Mid Cap. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.92% for Service Class 2. These offsets may be discontinued at any time.

(19) Overseas. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 1.09% for Service Class 2. These offsets may be discontinued at any time.

(20) The Fund administration fee is paid indirectly through the management fee.

(21) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton money market fund (the Sweep Money Fund which is "the acquired fund" in this case) to the extent of the Fund's fees and expenses of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission (SEC); this arrangement will continue as long as the exemptive order is relied upon. This reduction is not reflected in Net Annual Fund operating expenses, which would be lower if it were.

(22) The Fund's name changed from Templeton Global Income Securities Fund effective as of May 1, 2009

(23) All expenses are shown without the effect of expense offset arrangements. Pursuant to such offset arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

(24) The "Management Fee" is the investment advisory fee rate paid by each Portfolio to Janus Capital as of the end of the fiscal year. For Worldwide Growth Portfolio, this fee may go up or down monthly based on the Portfolio's performance relative to its benchmark index over the performance measurement period..

(25) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(26) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Portfolios' total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee applicable to certain Portfolios, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least May 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of the Portfolio's Prospectus.

(27) Formerly known as Mid Cap Growth Portfolio.

(28) Worldwide Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index during the measuring period. This fee rate, prior to any performance adjustment, is 0.60% for Worldwide Growth Portfolio; and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to the fee rate commenced February 2007 for Worldwide Portfolio, and may increase or decrease the Management Fee. Refer to the "Management Expenses" section in the Portfolio's Prospectus for additional information with further description in the Statement of Additional Information.

(29) Formerly known as Worldwide Growth Portfolio.

(30) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(31) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.03% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(32) The information in the expense table has been restated to reflect that the expense reimbursement agreement with the advisor was terminated effective April 30, 2009.

(33) The adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.22% on the first $250,000,000 of average daily net assets of the fund and 0.32% on the excess over $250,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(34) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.59% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(35) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2010. The waiver amount is: 0.03% on the first $250,000,000 of average daily net assets of the fund; 0.08% on the next $500,000,000 of average daily net assets of the fund; and 0.13% of average daily net assets of the fund in excess of $750,000,000. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(36) The advisor has contractually agreed to waive 0.05% of its advisory fee for the fund. The waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(37) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 1.00% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(38) Effective May 1, 2009, the adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2010. The waiver amount is:
     0.15% on the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund. The fee table has been restated to reflect the new agreement.

(39) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(40) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.05% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.


(41) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed

    1.29% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(42) The fund's distributor and fund's advisor have voluntarily agreed to waive fees and/or reimburse expenses to the extent necessary to prevent a negative yield for each class of shares of the fund. The voluntary waivers and reimbursements may be modified or terminated at any time, without notice, and are subject to future recapture by the fund's distributor and fund's advisor. There is no guarantee that the fund will be able to avoid a negative yield.

(43) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.07% on the first $500 million of average daily net assets of the fund and 0.12% of average daily net assets of the fund in excess of $500 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(44) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.70% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(45) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.35% on the first $100 million of average daily net assets of the fund and 0.43% of average daily net assets of the fund in excess of $100 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(46) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.76% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(47) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.69% on the first $100 million of average daily net assets of the fund and 0.76% of average daily net assets of the fund in excess of $100 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(48) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.95% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(49) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.06% on the first $500 million of average daily net assets of the fund and 0.09% of average daily net assets of the fund in excess of $500 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(50) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.12% on the first $100 million of average daily net assets of the fund and 0.22% of average daily net assets of the fund in excess of $100 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(51) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.71% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(52) The information in the expense table has been restated to reflect that the expense reimbursement agreement with the adviser was terminated effective April 30, 2009.

(53) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.71% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(54) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.29% on the first $100 million of average daily net assets of the fund and 0.39% of average daily net assets of the fund in excess of $100 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(55) The Acquired Fund Fees and Expenses (AFFE) in the fund's chart are based on the 2008 fees and expenses of the underlying funds owned by this fund during 2008 and are provided to show you an estimate of the underlying fees and expenses attributable to the fund.

(56) The information in the expense table has been restated to reflect that the expense reimbursement agreement with the adviser was terminated effective April 30, 2009.

(57) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.11% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(58) The information in the expense table has been restated to reflect that the expense reimbursement agreement with the adviser and the distribution services waiver agreement with the distributor were terminated effective April 30, 2009.

(59) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2010. The waiver amount is: 0.10% on the first $25 million and 0.05% on the next $50 million. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(60) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.27% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(61) Acquired Fund Fees and Expenses in the fund's fee chart are based on the 2008 fees and expenses of the UBS Relationship funds owned by the fund during 2008 and are provided to show you an estimate of the underlying fees and expenses attributable to the fund.

(62) Effective January 1, 2009, the advisor contractually agreed to waive the following portion of the its advisory fee for the Funds': 0.05% of average daily net assets of the Fund. The Agreement will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination of the Fund. The fee table has been restated to reflect this agreement.

(63) The adviser has contractually agreed to reimburse each fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.45% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund. The fee table has been restated to reflect the new agreement.

(64) The "Acquired Fund Fees and Expenses (AFFE)" in the chart have been restated to reflect the expenses of the underlying funds in which the Profile Funds currently invest. Each funds' expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(65) The "Acquired Fund Fees and Expenses (AFFE)" in the chart are based on the 2008 fees and expenses of the underlying funds that were owned by each Profile fund during 2008 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each funds' expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(66) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Total Annual Fund Operating Expenses" would be lower.

(67) MFS has agreed in writing to bear the series' expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangements described above, do not exceed 0.15% annually. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-
related expenses and will continue until at least April 30, 2010.

(68) The funds' Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the funds' Service Class shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "12b-1 fee" of the fund's prospectus.

(69) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2012 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Short Duration Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Short Duration Bond, Mid-Cap Growth and Partners Portfolios; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

(70) "Management Fees" reflect an advisory fees and a supervisory and administrative fees payable by the Fund to PIMCO.

(71) "Other Expenses" reflect interest expense. Interest expense is based on the amounts incurred during the Portfolio's most recent fiscal year as a result of entering into certain investment, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Portfolio for accounting purposes, but the amount of the interest expense (if any) will vary with the Portfolio's use of those investments (like reverse repurchase agreements) as an investment strategy.

(72) The Total Annual Portfolio Operating Expenses do not match the Ratio of Expense to Average Net Assets of the Portfolio, as set forth in the Financial Highlights table of the shareholder report, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include Underlying Fund Expenses.

(73) The Subsidiary has entered into a separate contract with PIMCO for the management of the Subsidiary's portfolio pursuant to which the Subsidiary pays PIMCO management fee at the annual rates of 0.69% of its net assets.

(74) PIMCO has contractually agreed to waive the management fee and administration fee it received from the Portfolio in an amount equal to the management fee paid to PIMCO by the Subsidiary as described. This waiver may not be terminated by PIMCO and will remain in effect as long as PIMCO's contract with the Subsidiary is in place.

(75) In order to further limit expenses, Putnam Management had agreed to waive fees and reimburse expenses of the funds through June 30, 2008 to the extent necessary to ensure that the fund pays total fund operating expenses at an annual rate that does not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the applicable fund. For these purposes, total fund operating expenses of both the applicable fund and the Lipper custom group average are calculated without giving effect to 12b-1 fees or any expense offset and brokerage service arrangements that may reduce fund expenses. The expense limitation that resulted in the greater reduction in expenses of the fund at the end of each applicable period for the fund was applied to the fund for that period. During the year ended December 31, 2008 this limitation decreased expenses by 0.03%.

(76) "Total Annual Fund Operating Expenses" includes the amount from "Acquired Fund Fees and Expenses" column, which is an estimate of expenses attributable to the fund's investments in other investment companies, based on the total annual fund operating expenses of such companies as reported in their most recent shareholder reports (net of any applicable expense limitations). These indirect expenses will vary from time to time depending on the fund's investments in other investment companies and their operating expenses.

(77) Includes estimated expenses attributable to the fund's investments in other investment companies that the fund bears indirectly

..
(78) "Other Expenses, "Acquired Fund Fees and Expenses" and Annual Fund Operating Expenses" in connection with the fund and funds (Pro Forma) have been estimated since the fund has not yet commenced. The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund in excess of $100 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(79) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.98% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.


Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.


For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.


The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB and Lincoln Lifetime IncomeSM Advantage at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable time period:




   1 year    3 years   5 years   10 years
----------- --------- --------- ---------
   $1,600    $3,056    $4,373    $7,642


2) If you annuitize or do not surrender your contract at the end of the applicable time period:




 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $750   $2,256    $3,773    $7,642



For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. The examples do not reflect bonus credits or persistency credits. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income payments or annuity payouts are made. See The Contracts - i4LIFE (Reg. TM) Advantage including the Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage and Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.




Summary of Common Questions
What kind of contract am I buying? It is an individual variable or fixed and/or interest adjusted, if applicable, annuity contract between you and Lincoln New York. This prospectus primarily describes the variable side of the contract. See The Contracts.

What is the variable annuity account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.


What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your purchase payments among the various subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect one of the following riders:
Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You will be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements.


What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments, bonus credits and persistency credits to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you receive bonus credits and you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? If you withdraw purchase payments, you pay a surrender charge from 0% to 8.5% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charge.

We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the contract year.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

What is a bonus credit and a persistency credit? When purchase payments are made, we will credit an additional amount to the contract, known as a bonus credit. The amount of the bonus credit is calculated as a percentage of the purchase payments. The bonus credit percentage will vary based on the owner's cumulative purchase payments, as defined in this prospectus. All bonus credits become part of the contract value at the same time as the corresponding purchase payments. Bonus credits are not considered to be purchase payments. See The Contracts - Bonus Credits.

A persistency credit of 0.0625% (or 0.05% on contracts issued before June 6, 2005) of contract value less purchase payments that have been in the contract less than fourteen years will be credited on a quarterly basis after the fourteenth anniversary. See The Contracts - Persistency Credits.


We offer a variety of variable annuity contracts. Other annuity contracts that we offer have no provision for bonus credits but may have lower mortality and expense risk charges and/or lower surrender charges. The amount of bonus credit may be more than offset by higher surrender charges associated with the bonus credit. After the fourteenth contract anniversary, the persistency credits are designed to fully or partially offset these additional bonus charges. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.


How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.

May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.


What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that you may purchase for an additional charge on or after you have reached age 60 and which provides minimum guaranteed, periodic withdrawals for your life regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial purchase payment (or contract value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the step-up to 200% of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts-Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What are Living Benefit Riders? Living Benefit riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. If you select a Living Benefit rider, excess withdrawals may have adverse effects on the benefit, and you will be subject to Investment Requirements. These riders are the Lincoln Smart Security (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage (both of which are withdrawal benefit riders) and 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) (both of which are annuity payout riders). These riders are discussed in detail in this prospectus. In addition, there is an overview of these riders that is provided with this prospectus.

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment and its corresponding bonus credit (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess withdrawals will adversely affect the Guaranteed Amount. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage.

What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) regular income payments. The i4LIFE (Reg. TM) Guaranteed Income Benefit is purchased at the time you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. 4LATER (Reg. TM) Advantage, Lincoln Smart Security (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage have features that may be used to establish the amount of the Guaranteed Income Benefit. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE (Reg. TM) Guaranteed Income Benefit does not have an Income Base; the minimum floor is based on the contract value at the time you elect i4LIFE (Reg. TM) with the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage to establish the Guaranteed Income Benefit at the time you terminate Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg. TM) Advantage. By electing this benefit, you will be subject to Investment Requirements. See The Contracts
- i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.


What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Servicing office. You assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. We will not refund any bonus credits credited to your contract value if you elect to cancel your contract; however, we will assume the risk of investment loss on the bonus credits. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A and B to this prospectus provide more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.


Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.


The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.

Lincoln Life & Annuity Company of New York

Lincoln New York (the Company) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln
Life). Lincoln Life is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln New York is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 7866 , Fort Wayne, IN 46802-7866, or call 1-888-868-2583 . In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.




Variable Annuity Account (VAA)
On March 11, 1999, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Financial Statements

The December 31, 2008 financial statements of the VAA and the December 31, 2008 financial statements of Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.




Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. Bonus credits are allocated to the subaccounts at the same time and at the same percentage as the purchase payments being made. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AIM, AllianceBernstein, American Century, American Funds, BlackRock, Delaware, DWS, Fidelity, Franklin Templeton, Janus, Lincoln, MFS, PIMCO and Putnam Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.35% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label"product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for the fund. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.



AIM Variable Insurance Funds, advised by Invesco A I M Advisors, Inc.


  o Capital Appreciation Fund (Series II): Capital appreciation.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o Core Equity Fund (Series II): Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o International Growth Fund (Series II): Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.


  o AllianceBernstein VPS Global Thematic Growth Portfolio (Class B): Maximum capital appreciation.
     (formerly AllianceBernstein VPS Global Technology Portfolio)


  o AllianceBernstein VPS Growth and Income Portfolio (Class B): Growth and income.

  o AllianceBernstein VPS International Value Portfolio (Class B): Long-term growth.

  o AllianceBernstein VPS Large Cap Growth Portfolio (Class B): Maximum capital appreciation.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth.



American Century Investments Variable Products, advised by American Century Investment Management, Inc.


  o Inflation Protection Fund (Class II): Long-term total return.


American Funds Insurance SeriesSM, advised by Capital Research and Management Company

  o Global Growth Fund (Class 2): Long-term growth.

  o Global Small Capitalization Fund (Class 2): Long-term growth.

  o Growth Fund (Class 2): Long-term growth.

  o Growth-Income Fund (Class 2): Growth and income.

  o International Fund (Class 2): Long-term growth.



BlackRock Variable Series Funds, Inc.,advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

  o BlackRock Global Allocation V.I. Fund (Class III): High total return. This fund will be available on or about June 30, 2009. Consult your financial advisor.


Delaware VIP Trust, advised by Delaware Management Company


  o Diversified Income Series (Service Class): Total return.

  o Emerging Markets Series (Service Class): Capital appreciation.


  o High Yield Series (Service Class): Total return.

  o Limited-Term Diversified Income Series (Service Class): Total return. (formerly Capital Reserves Series)

  o REIT Series (Service Class): Total return.
    This fund is not available in contracts issued after June 4, 2007. This fund will be reopened and available in all contracts on or about June 30, 2009. Consult your financial advisor.


  o Small Cap Value Series (Service Class): Capital appreciation.

  o Trend Series (Service Class): Capital appreciation.

  o U.S. Growth Series (Service Class): Capital appreciation.

  o Value Series (Service Class): Capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc. and subadvised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP (Class B): Capital appreciation.
     This fund is not offered in contracts issued on or after June 4, 2007.

  o DWS Small Cap Index VIP (Class B): Capital appreciation.
     This fund is not offered in contracts issued on or after June 4, 2007.


DWS Variable Series II, advised by Deutsche Investment Management Americas,
    Inc. and subadvised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation Plus VIP Portfolio (Class B): Capital Appreciation
     This fund will be available on or about June 30, 2009. Consult your financial advisor.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and subadvised by FMR CO., Inc.


  o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.

  o Equity-Income Portfolio (Service Class 2): Reasonable income.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Growth Portfolio (Service Class 2): Capital appreciation.

  o Mid Cap Portfolio (Service Class 2): Long-term growth.

  o Overseas Portfolio (Service Class 2): Long-term growth.



Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund, and the Templeton Global Bond Securities Fund, and by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.


  o Franklin Income Securities Fund (Class 2): Current income.


  o Franklin Small-Mid Cap Growth Securities Fund (Class 2): Long-term capital growth.


  o Mutual Shares Securities Fund (Class 2): Capital appreciation.


  o Templeton Global Bond Securities Fund (Class 2): High current income. This fund is not offered in contracts issued on or after June 30, 2009. (formerly Templeton Global Income Securities Fund)

  o Templeton Growth Securities Fund (Class 2): Long-term capital growth. This fund is not offered in contracts issued on or after June 4, 2007.



Janus Aspen Series, advised by Janus Capital Management LLC

  o Balanced Portfolio (Service Class): Long-term growth and current income. This fund is not offered in contracts issued on or after June 6, 2005.


  o Enterprise Portfolio (Service Class): Long-term growth.
     This fund is not offered in contracts issued on or after June 6, 2005. (formerly Mid Cap Growth Portfolio)

  o Worldwide Portfolio (Service Class): Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004. (formerly Worldwide Growth Portfolio)



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.


  o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.

     (Subadvised by BAMCO, Inc.)


  o LVIP Capital Growth Fund (Service Class): Capital growth.

     (Subadvised by Wellington Management)

  o LVIP Cohen & Steers Global Real Estate Fund (Service Class): Total Return. (Subadvised by Cohen & Steers Capital Management)

  o LVIP Columbia Value Opportunities Fund (Service Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)
     (formerly LVIP Value Opportunities Fund)

  o LVIP Delaware Bond Fund (Service Class): Current income.
     (Subadvised by Delaware Management Company)


  o LVIP Delaware Foundation Aggressive Allocation Fund (Service Class):
     Long-term capital growth.
     (Subadvised by Delaware Management Company)
     This fund will not be available until the merger with the LVIP UBS Global Asset Allocation Fund is complete.
     This fund is not offered in contracts issued on or after June 30, 2009.


  o LVIP Delaware Growth and Income Fund (Service Class): Capital appreciation. (Subadvised by Delaware Management Company)

  o LVIP Delaware Social Awareness Fund (Service Class): Capital appreciation. (Subadvised by Delaware Management Company)

  o LVIP Delaware Special Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

  o LVIP FI Equity-Income Fund (Service Class): Income.

    (Subadvised by Pyramis Global Advisors LLC)
     This fund is not offered in contracts issued before June 6, 2005.

  o LVIP Global Income Fund (Service Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Templeton Investment Counsel, LLC)
     This fund will be available on or about June 30, 2009. Consult your financial advisor.


  o LVIP Janus Capital Appreciation Fund (Service Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

  o LVIP Marsico International Growth Fund (Service Class): Long-term capital appreciation.
     (Subadvised by Marsico Capital Management, LLC)


  o LVIP MFS (Reg. TM) Value Fund (Service Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)


  o LVIP Mid-Cap Value Fund (Service Class): Long-term capital appreciation. (Subadvised by Wellington Management)

  o LVIP Mondrian International Value Fund (Service Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)


  o LVIP Money Market Fund (Service Class): Current income/Preservation of capital.

     (Subadvised by Delaware Management Company)


  o LVIP SSgA Bond Index Fund (Service Class): Replicate Barclays Aggregate Bond Index
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Developed International 150 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA International Index Fund (Service Class): Replicate broad foreign index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap 100 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small/Mid Cap 200 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund (Service Class): Replicate S&P 500 Index. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund (Service Class): Replicate Russell 2000
     Index.
     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class): Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth Fund (Service Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)

  o LVIP Turner Mid-Cap Growth Fund (Service Class): Capital appreciation. (Subadvised by Turner Investment Partners)


  o LVIP UBS Global Asset Allocation Fund (Service Class): Total return. (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global AM)


 The Board of Trustees of the Lincoln Variable Insurance Products Trust has approved a reorganization pursuant to which the assets of the LVIP UBS Global Asset Allocation Fund would be acquired and the liabilities of such fund would be assumed by the LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund in exchange for shares of the LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund. This reorganization is subject to the approval of the LVIP UBS Global Asset Allocation Fund's shareholders. This reorganization is expected to occur in June 2009. This fund is not offered in contracts issued after June 30, 2009.


  o LVIP Wilshire 2010 Profile Fund (Service Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

     This fund is not offered in contracts issued on or after June 30, 2009.

  o LVIP Wilshire 2020 Profile Fund (Service Class): Total return; a fund of funds.*
    (Subadvised by Wilshire Associates Incorporated)
     This fund is not offered in contracts issued on or after June 30, 2009.


  o LVIP Wilshire 2030 Profile Fund (Service Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

     This fund is not offered in contracts issued on or after June 30, 2009.

  o LVIP Wilshire 2040 Profile Fund (Service Class): Total return; a fund of funds.*
    (Subadvised by Wilshire Associates Incorporated)
     This fund is not offered in contracts issued on or after June 30, 2009.

  o LVIP Wilshire Aggressive Profile Fund (Service Class): Long-term growth of capital; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)


  o LVIP Wilshire Conservative Profile Fund (Service Class): Current income; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)


  o LVIP Wilshire Moderate Profile Fund (Service Class): Growth and income; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)


  o LVIP Wilshire Moderately Aggressive Profile Fund (Service Class): Growth and income; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

*Funds offered in a fund of funds structure may have higher expenses than funds that invest directly in debt or equity securities.


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Core Equity Series (Service Class): Capital appreciation.
     This fund is not offered in contracts issued on or after June 6, 2005.


  o Growth Series (Service Class): Capital appreciation.


  o Total Return Series (Service Class): Total return.

  o Utilities Series (Service Class): Total return.



Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc. and subadvised by Neuberger Berman, LLC


  o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     This fund is not offered in contracts issued on or after June 4, 2007.

  o Regency Portfolio (I Class): Long-term growth.
     This fund is not offered in contracts issued on or after June 4, 2007.



PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT Commodity Real Return Strategy Portfolio (Advisor Class): Maximum real return.
     This fund will be available on or about June 30, 2009. Consult your financial advisor.



Putnam Variable Trust, advised by Putnam Investment Management, LLC


  o Global Health Care Fund (Class IB): Capital appreciation.
     This fund is not offered in contracts issued on or after May 24, 2004. (formerly Health Sciences Fund)

  o Growth & Income Fund (Class IB): Capital growth and current income. This fund is not offered in contracts issued on or after May 24, 2004.

Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.


Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.


We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;

 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that lifetime payments to individuals from Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage will exceed the contract value;
 o the risk that, if the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required income payments will exceed the account value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. A portion of the mortality and expense risk and administrative charge are assessed to fully or partially recoup bonus credits paid into the contract by us when purchase payments are made. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

We apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:


                                           With Enhanced              Guarantee of
                                           Guaranteed Minimum         Principal Death
                                           Death Benefit (EGMDB)      Benefit (GOP)       Account Value Death Benefit
                                           -----------------------    ----------------    ----------------------------
o   Mortality and expense risk charge              1.70%                   1.45%                     1.40%
o   Administrative charge                          0.10%                   0.10%                     0.10%
                                                    ----                    ----                      ----
o   Total annual charge for each
    subaccount**                                   1.80%                   1.55%                     1.50%

**For contracts purchased before July 22, 2005, the total annual charges are as follows: EGMDB 1.60%; Guarantee of Principal 1.50%; Account Value N/A.


Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated as follows:


                                                    Number of contract anniversaries since
                                                         purchase payment was invested
                                            -------------------------------------------------------
                                             0       1       2    3    4    5    6    7    8    9+
      Surrender charge as a percentage of th8.50%   8.50%   8%   7%   6%   5%   4%   3%   2%   0%
      surrendered or withdrawn purchase
      payments

A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment beyond the ninth anniversary since the purchase payment was invested;
 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to the greater of 10% of the current contract value or 10% of the total purchase payments (this does not apply upon surrender of the contract);

 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner (however, surrender charge schedule of the original contract will continue to apply to the spouses's contract);

 o A surrender of the contract as a result of the death of the contractowner, joint owner or annuitant;

 o Purchase payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the contract value applied to calculate the benefit amount under any annuity payout option made available by us;
 o Regular income payments made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER or i4LIFE Guaranteed Income Benefits, or periodic payments made under any annuity payout option made available by us;
 o A surrender or withdrawal of any purchase payments, if such purchase payments were received by us more than 12 months prior to the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code and the disability occurred after the effective date of the contract and before the 65th birthday of the contractowner;
 o A surrender or withdrawal of any purchase payments, if such purchase payments were received by us more than 12 months prior to the admittance of the contractowner to an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
 o A surrender or withdrawal of any purchase payments, if such purchase payments were received by us more than 12 months prior to the diagnosis date of a terminal illness that is after the date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
 o A surrender or annuitization of bonus credits and persistency credits;
 o Withdrawals up to the Maximum Annual Withdrawal amount under the Lincoln SmartSecurity (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage, subject to certain conditions.

For purposes of calculating the surrender charge on withdrawals, we assume that:
The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)"basis. Prior to the ninth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

1. from purchase payments (on a FIFO basis) until exhausted; then

2. from earnings until exhausted; then

3. from bonus credits.

On or after the ninth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

1. from purchase payments (on a FIFO basis)to which a surrender charge no longer applies until exhausted; then

2. from earnings and persistency credits until exhausted; then

3. from bonus credits attributable to purchase payments to which a surrender charge no longer applies until exhausted; then

4. from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted; then

5. from bonus credits attributable to purchase payments to which a surrender charge still applies.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased. The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Account Fee

During the accumulation period, we will deduct $30 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $30 account fee will also be deducted from the contract value upon surrender. This fee will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary.


Transfer Fee

We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the contract year.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln Lifetime IncomeSM Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage, if elected. The Rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.


The charge is applied to the Guaranteed Amount as increased for subsequent purchase payments and bonus credits, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.


The annual Rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional purchase payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.


An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual Rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional purchase payments into your annuity contract after the first Benefit Year exceed $100,000, any additional purchase payment will potentially cause the charge for your Rider to change to the current charge for new purchases in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The Rider charge will be discontinued upon termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.


Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage, if elected. The Rider charge is currently equal to an annual rate of:

1) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (for Riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Single Life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage
- 1 Year Automatic Step-up); or

3) 0.80% of the Guaranteed Amount (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Joint Life option. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

If you purchase this Rider in the future, the percentage charge will be the current charge in effect at the time of purchase. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM)Advantage - 5 Year Step-up option is no longer available for purchase.


The charge is applied to the Guaranteed Amount as adjusted. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount on the valuation date the Rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Because bonus credits increase the Guaranteed Amount, bonus credits also increase the amount we deduct for the cost of the Rider. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

If you elect to step-up the Guaranteed Amount for another step-up period (including if we administer the step-up election for you or if you make a change from a Joint Life to a Single Life option after a death or divorce), a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.


Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no Rider charge waiver is available with the Single Life and Joint Life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments (and bonus credits) made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.


4LATER (Reg. TM) Advantage Charge. Prior to the periodic income commencement date (which is defined as the valuation date the initial regular income payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial purchase payment and any bonus credit or contract value at the time of election), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. An amount equal to the quarterly 4LATER (Reg. TM) Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg. TM) Rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER (Reg. TM) in the future, the percentage charge will be the charge in effect at the time you elect 4LATER (Reg. TM).

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the periodic income commencement date, a pro-rata amount of the 4LATER (Reg. TM) Rider charge will be deducted upon termination of the 4LATER (Reg.
TM) Rider for any reason other than death. On the periodic income commencement date, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.

i4LIFE (Reg. TM) Advantage Charge . i4LIFE (Reg. TM) Advantage is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the Account Value. The annual rate of the i4LIFE (Reg. TM) Advantage charge is: 1.90% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 1.95% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit and 2.20% for the i4LIFE (Reg. TM) Advantage EGMDB. This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined. After the Access Period ends, the charge will be the same rate as the cost of the i4LIFE (Reg. TM) Advantage Account Value death benefit.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge. The Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.40% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.45% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.70% for the i4LIFE (Reg. TM) Advantage EGMDB.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge to the amounts they were before the step-up period election occurred. Increased fees collected during the 30 day period will be refunded into your contract. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).


After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate.



4LATER (Reg. TM) Guaranteed Income Benefit Charge . The 4LATER (Reg. TM) Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.55% for the i4LIFE (Reg. TM) Account Value death benefit; 2.60% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.85% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average account value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the periodic income commencement date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.

After the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the periodic income commencement date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers.

For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg. TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.40% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.45% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.70% for the i4LIFE (Reg.
TM) Advantage EGMDB. Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge to the amounts they were before the step-up period election occurred. Increased fees collected during the 30-day period will be refunded into your contract. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).


After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate.



Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%. Currently, there is no premium tax levied for New York residents.



Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment if applicable. See Fixed Side of the Contract.


The mortality and expense risk and administrative charge of 1.40% of the contract value will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.



There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received at our Servicing office, an initial purchase payment and its corresponding bonus credit will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment and its corresponding bonus credit within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a minimum purchase payment is not submitted, we will contact you to see if additional money will be sent, or if we should return the purchase payment to you. Purchase payments in total may not exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by New York's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.


Bonus Credits


For each purchase payment made into the contract, we will credit the contract with a bonus credit. The amount of the bonus credit will be added to the value of the contract at the same time and allocated in the same percentage as the purchase payment. The amount of the bonus credit is calculated as a percentage of the purchase payment made. The amount of any bonus credit applied to the contract will be noted on the confirmation sent after each purchase payment. The bonus credit percentage is based on the owner's cumulative purchase payments at the time each purchase payment is made according to the following scale:



Owner's Investment           Bonus Credit %
---------------------------- ---------------
  Less than $100,000  .           3.0%
  $100,000-$999,999  .            4.0%
  $1,000,000 or greater  .        5.0%

Your cumulative purchase payments at the time of a purchase payment are equal to the sum of (1) all prior purchase payments made to your contract; plus (2) the current purchase payment made to your contract; minus (3) all prior withdrawals of purchase payments from your contract.


Tax qualified annuity contracts (including IRAs) cannot be used when determining the amount of the owner's investment. Inclusion of qualified contracts could result in loss of the tax qualified status or tax penalties. It is your responsibility to provide us with contract values for only nonqualified contracts.

During the first contract year if you make any purchase payment(s) after the initial purchase payment ("subsequent purchase payment"), we may add a bonus credit ("additional bonus credit") to the contract that is in addition to any bonus credit that was previously added to the contract and the bonus credit that is added due to the subsequent purchase payment. The additional bonus credit will be added to the contract if the subsequent purchase payment increases the owner's investment to a dollar level that qualifies for a higher bonus credit percentage than the bonus credit percentage that any prior purchase payments qualified for. The additional bonus credit will be added to your contract at the time the subsequent purchase payment is made. The bonus credit percentage for the additional bonus credit will be the difference between the higher bonus credit percentage that the subsequent purchase payment qualifies for and the bonus credit percentage that the prior purchase payments qualified for. We will then multiply the sum of all prior first year purchase payments by this bonus credit percentage to determine the amount of the additional bonus credit. You may receive more than one additional bonus credit during the first contract year as we will add an additional bonus credit anytime a subsequent purchase payment increases the amount of the total purchase payments to an amount that qualifies for a higher bonus credit percentage.

We offer a variety of variable annuity contracts. The amount of the bonus credit may be more than offset by higher surrender charges associated with the bonus credit. Similar products that do not offer bonus credits and have lower fees and charges may provide larger cash surrender values than this contract, depending on the level of the bonus credits in this contract and the performance of the owner's chosen subaccounts. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.



Persistency Credits

Contractowners will receive a persistency credit on a quarterly basis after the fourteenth contract anniversary. The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least fourteen years, by 0.0625% (or 0.05% on contracts issued before June 6, 2005). This persistency credit will be allocated to the variable subaccounts and the fixed subaccounts in proportion to the contract value in each variable subaccount and fixed subaccount at the time the persistency credit is paid into the contract. The amount of any persistency credit received will be noted on your quarterly statement. Confirmation statements for each individual transaction will not be issued.

There is no additional charge to receive this persistency credit, and in no case will the persistency credit be less than zero.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed account, if available. Corresponding bonus credits will be allocated to the subaccount(s) and or the fixed side of the contract in the same proportion in which you allocated purchase payments.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account guaranteed period is $2,000, subject to state approval.

If we receive your purchase payment from you or your broker-dealer in good order at our Servicing office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments and bonus credits allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments and bonus credits are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. Currently, there is no charge to you for a transfer. However, we reserve the right to impose a $25 fee for transfers after the first 12 times during a contract year. Transfers are limited to twelve (12) (within and/or between the variable and fixed subaccounts) per contract year unless otherwise authorized by Lincoln New York. Lincoln New York reserves the right to require a 30 day minimum time period between each transfer. Transfers made as a part of an automatic transfer program will not be counted against these twelve transfers.

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Servicing office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Servicing office.

Requests for transfers will be processed on the valuation date that they are received when they are received at our Servicing office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.


If your contract offers a fixed account, you may also transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.


You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $300 or the amount in the fixed account.

Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers"by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature"restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.

If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account during the Access Period are the same as stated in the section of this prospectus called Transfers On or Before the Annuity Commencement Date. During the i4LIFE (Reg. TM) Advantage Lifetime Income Period, you are subject to the rights set forth in the prior paragraph.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Assignments may have an adverse impact on any death benefits or living benefits in this product. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefit on the death of the annuitant. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.


Surrenders and Withdrawals

Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Servicing office), subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the Servicing office. If we receive a surrender or withdrawal request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the interest adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Servicing office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest-bearing account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of deposited in a SecureLine (Reg. TM) account.


There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Servicing office. For further detailed information on these services, please see Additional Services in the SAI.


Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis or in accordance with other terms we make available. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.


The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross reinvestment running simultaneously.


Asset Allocation Models


Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your purchase payments among the various subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of contract value in some or all of the LVIP subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your contract value (and any additional purchase payments you make) will be allocated among certain subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the subaccounts. We will deduct any withdrawals you make from the subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.


Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your contract value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.

The models are static asset allocation models. This means that that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your contract value or purchase payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.


The election of certain Living Benefit riders may require that you allocate purchase payments in accordance with Investment Requirements that may be satisfied by choosing one of the asset allocation models. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.

At this time, the available models are as follows:
 o The Lincoln SSgA Conservative Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   40% in three equity subaccounts and 60% in one fixed income subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in three equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in three equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. (Not available to contracts issued on or after June 30, 2009)
 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   70% in three equity subaccounts and 30% in one fixed income subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. (Available on or after June 30, 2009)
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in three equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying subaccounts representing a target allocation of approximately
   40% in seven equity subaccounts and 60% in one fixed income subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.


 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in seven equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in seven equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. (Not available to contracts issued on or after June 30, 2009)
 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 70% in seven equity subaccounts and 30% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. (Available on or after June 30, 2009)
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in seven equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

Your registered representative will have more information on the specific investments of each model.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate purchase payments and/or contract values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your contract value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your contract value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. You may terminate the strategy at any time and reallocate your contract value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.





  o   FTVIPT Franklin Income Securities      34% of contract
                                             value
  o   FTVIPT Mutual Shares Securities        33% of contract
                                             value
  o   LVIP Templeton Growth Fund             33% of contract
                                             value


Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed, if death occurs prior to i4LIFE (Reg. TM) Advantage elections or to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...
contractowner     There is a surviving joint owner
 contractowner     There is no surviving joint owner
contractowner     There is no surviving joint owner
                  and the beneficiary predeceases the
                  contractowner
 annuitant         The contractowner is living
annuitant         The contractowner is living
 annuitant**       The contractowner is a trust or other
                  non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     The annuitant is living or deceased    joint owner
 contractowner     The annuitant is living or deceased    designated beneficiary
contractowner     The annuitant is living or deceased    contractowner's estate
 annuitant         There is no contingent annuitant       The youngest contractowner
                                                         becomes the contingent annuitant
                                                         and the contract continues. The
                                                         contractowner may waive* this
                                                         continuation and receive the death
                                                         benefit proceeds.
annuitant         The contingent annuitant is living     contingent annuitant becomes the
                                                         annuitant and the contract continues
 annuitant**       No contingent annuitant allowed        designated beneficiary
                  with non-natural contractowner

* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.


If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this election terminates if you elect i4LIFE (Reg. TM) Advantage or any annuitization option. Generally, the more expensive the death benefit the greater the protection.

You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Servicing office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant. If your contract value equals zero, no death benefit will be paid.


Account Value Death Benefit. Contractowners who purchase their contracts on or after July 22, 2005 may select the Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a death benefit equal to the contract value on the valuation date the death benefit is approved by us for payment. No additional death benefit is provided. Once you have selected this death benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)


Guarantee of Principal Death Benefit. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage).

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.


All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.


For contracts issued on or after July 22, 2005, you may discontinue the Guarantee of Principal Death Benefit by completing the Death Benefit Discontinuance form and sending it to our Servicing Office. The benefit will be discontinued as of the valuation date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner (if applicable) or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and bonus credits and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.


In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.


The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 80 or older at the time of issuance.

You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Servicing office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply, or, if your contract was purchased on or after July 22, 2005 (or later in some states) you may instead choose the Account Value Death Benefit. We will deduct the applicable charge for the new death benefit as of that date. See Charges and Other Deductions.


General Death Benefit Information

Only one of these death benefit elections may be in effect at any one time and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way, the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death;

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is over $10,000, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened. SecureLine (Reg. TM) is not a method of deferring taxation.


The SecureLine (Reg. TM) account is a special service that we offer in which the death benefit proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the death proceeds) a check, we will send a checkbook so that you (or the death proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient of death benefit proceeds may request to receive the proceeds in the form of a check rather than a deposit into the SecureLine (Reg. TM) account.


Investment Requirements

Prior to January 20, 2009. Contractowners who purchased the Lincoln Lifetime Income (Reg. TM) Advantage Rider from December 15, 2008 through January 19, 2009 will be subject to Investment Requirements as set forth in your contract.

As of January 20, 2009 and prior to June 30, 2009. Contractowners who have elected the Lincoln Lifetime Income (Reg. TM) Advantage Rider or the Guaranteed Income Benefit (version 3) under i4Life (Reg. TM) Advantage from January 20, 2009 through June 29, 2009 will be subject to the following Investment Requirements on the investments in their contracts.

We have divided the subaccounts of your contract into two groups. We will specify the minimum or maximum percentages of your contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) that must be in each group at the time you purchase the rider. In addition, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

You can select the percentages of contract value to allocate to individual subaccounts within each group, but the total investment for all subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

At this time, the subaccount groups are as follows:





Group 1                                              Group 2
Investments must be at least 30% of contract value   Investments cannot exceed 70% of contract value or Account Value
                                                     -----------------------------------------------------------------
or Account Value
----------------------------------------------------
1. American Century VP Inflation Protection Fund     All other funds except as described below.
2. LVIP Delaware Bond Fund
3. Delaware VIP Limited-Term Diversified Income
Series
4. Delaware VIP Diversified Income Series
5. FTVIPT Templeton Global Bond Securities Fund
6. LVIP SSgA Bond Index Fund
7. LVIP Global Income Fund



To satisfy the Investment Requirements, you may allocate 100% of your contract value among the MFS VIT Total Return Series, the BlackRock Global Allocation VI Fund, the FTVIPT Franklin Income Securities Fund, or the LVIP Wilshire Profile Funds that are available in your contract except not more than 70% can be allocated to the LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire 2030 Profile Fund and LVIP Wilshire 2040 Profile Fund. If you allocate less than 100% of your contract value to or among MFS VIT Total Return Series, the BlackRock Global Allocation VI Fund, the FTVIPT Franklin Income Securities Fund, or the available LVIP Wilshire Profile Funds, then these funds will be considered as part of Group 2 above and you will be subject to Group 2 restrictions. The DWS Alternative Asset Allocation Plus VIP Portfolio, the PIMCO VIT Commodity Real Return Strategy Portfolio, the LVIP SSgA Emerging Markets 100 Fund, the AllianceBernstein VPS Global Thematic Growth Portfolio, the Delaware VIP REIT Series and the Delaware VIP Emerging Markets Series are not available with these riders. The fixed account is only available for dollar cost averaging.

To satisfy the Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, and Lincoln SSgA Moderately Aggressive Index Model. You may choose one asset allocation model at a time, though you may change to a different asset allocation model in your contract that meets the Investment Requirements or reallocate your contract value among the Group 1 or 2 subaccounts.

Beginning June 30, 2009. Contractowners who have elected the Lincoln Lifetime Income (Reg. TM) Advantage Rider, the Guaranteed Income Benefit (version 2 or version 3) under i4Life (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, or 4Later (Reg. TM) Advantage as of June 30, 2009 will be subject to the following Investment Requirements on the investments in their contracts.

We have divided the subaccounts of your contract into three groups. We will specify the minimum or maximum percentages of your contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) that must be in each group at the time you purchase the rider. In addition, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.


You can select the percentages of contract value to allocate to individual funds within each group, but the total investment for all funds in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

At this time, the subaccount groups are as follows:




Group 1                                              Group 2
Investments must be at least 30% of contract value   Investments cannot exceed 70% of contract value or Account Value
                                                     -----------------------------------------------------------------
or Account Value
----------------------------------------------------
1. American Century VP Inflation Protection Fund     All other funds except as described below.
2. LVIP Delaware Bond Fund
3. Delaware VIP Limited-Term Diversified Income
Series
4. Delaware VIP Diversified Income Series
5. FTVIPT Templeton Global Bond Securities Fund
6. LVIP SSgA Bond Index Fund
7. LVIP Global Income Fund







Group 3
Investments cannot exceed 10% of contract value or Account Value

---------------------------------------------------
1. AllianceBernstein VPS Global Thematic Growth
Portfolio
2. Delaware VIP Emerging Markets Series
3. Delaware VIP REIT Series
4. LVIP SSgA Emerging Markets 100 Fund
5. LVIP Cohen & Steers Global Real Estate Fund
6. MFS VIT Utilities Series



To satisfy the Investment Requirements, you may allocate 100% of your contract value among the MFS VIT Total Return Series, the BlackRock Global Allocation VI Fund, or the LVIP Wilshire Profile Funds that are available in your contract except not more than 70% can be allocated to the LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire 2030 Profile Fund and LVIP Wilshire 2040 Profile Fund. If you allocate less than 100% of your contract value to or among MFS VIT Total Return Series, the BlackRock Global Allocation VI Fund, or the available LVIP Wilshire Profile Funds, then these funds will be considered as part of Group 2 above and you will be subject to Group 2 restrictions. The DWS Alternative Asset Allocation Plus VIP Portfolio and the PIMCO VIT Commodity Real Return Strategy Portfolio are not available with these riders, The fixed account is only available for dollar cost averaging.

To satisfy the Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, and Lincoln SSgA Moderately Aggressive Index Model. You may choose one asset allocation model at a time, though you may change to a different asset allocation model in your contract that meets the Investment Requirements or reallocate your contract value among the Group 1, 2 or 3 subaccounts.


Living Benefit Riders

The optional Living Benefit Riders offered under this variable annuity contract
- Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage - are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum annuity payout (i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage). You may not elect more than one Living Benefit rider at a time. Upon election of a Living Benefit rider, you will be subject to Investment Requirements. The overview chart provided with this prospectus provides a brief description and comparison of each Living Benefit rider. Terms and conditions may change after the contract is purchased.

Lincoln Lifetime IncomeSM Advantage


The Lincoln Lifetime IncomeSM Advantage is a Rider that is available for purchase with your variable annuity contract if the purchase payment or contract value (if purchased after the contract is issued) is at least $25,000 and you are age 60 or older. This Rider provides minimum, guaranteed, periodic withdrawals for your life as contract owner/annuitant regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract but, is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment plus the amount of any bonus credit applicable to that purchase payment (or contract value if elected after contract issue) increased by subsequent purchase payments, any bonus credits, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount and decreased by withdrawals in accordance with the provisions set forth below. No additional purchase payments are allowed if the contract value decreases to zero for any reason.

This Rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. You may receive Maximum Annual Withdrawal amounts for your lifetime. Withdrawals in excess of the Maximum Annual Withdrawal amount may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement and the 200% Step-up. These options are discussed below in detail.

By purchasing the Lincoln Lifetime IncomeSM Advantage Rider, you will be limited in how you can invest in the subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements.

Lincoln New York offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus. Not all riders will be available at all times.


We have designed the rider to protect you from outliving your contract value. If the rider terminates or you die before your contract value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your contract value will be reduced to zero before your death. Accordingly, a significant risk against which the rider protects, i.e., that your contract value will be reduced to zero (due to poor market performance or charges) while you are still alive, may be minimal.

If the Rider is elected at contract issue, then the Rider will be effective on the contract's effective date. If the Rider is elected after the contract is issued (by sending a written request to our Servicing Office), the Rider will be effective on the next valuation date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other living benefit rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when you elect the Rider. If you elect the Rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial purchase payment plus the amount of any bonus credit. If you elect the Rider after we issue the contract, the initial Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total Guaranteed Amounts from all Lincoln New York contracts (or contracts issued by our affiliates) in which you are the covered life under either the Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Additional purchase payments and any bonus credits automatically increase the Guaranteed Amount by the amount of the purchase payment and any bonus credit (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional purchase payment, which receives a 3% bonus credit, will increase the Guaranteed Amount by $10,300. After the first anniversary of the Rider effective date, each time a purchase payment is made after the cumulative purchase payments equal or exceed $100,000, the charge for your Rider may change on the next Benefit Year anniversary. The charge will be the current charge in effect on that next Benefit Year Anniversary, for new purchases of the Rider. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional purchase payments on the Lincoln Lifetime IncomeSM Advantage charge:


         Initial purchase payment                   $100,000
         Additional purchase payment in Year 2      $ 95,000   No change to charge
         Additional purchase payment in Year 3      $ 75,000   Charge will be the current charge
         Additional purchase payment in Year 4      $ 25,000   Charge will be the current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments, and applicable bonus credits, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative purchase payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.


5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus purchase payments and any applicable bonus credits received in that year, will be increased by 5% if the contract owner/annuitant is under age 86 and the Rider is within the 10 year period described below. Additional purchase payments and any bonus credits must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that purchase payment (and bonus credit). Any purchase payments and bonus credits made within the first 90 days after the effective date of the Rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.


Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Maximum Annual Withdrawal Amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial purchase payment = $100,000; Bonus Credit of 4% = $4,000; Guaranteed Amount = $104,000

Additional purchase payment on day 30 = $15,000; Bonus Credit of 4% = $600; Guaranteed Amount = $119,600

Additional purchase payment on day 95 = $10,000; Bonus Credit of 4% = $400; Guaranteed Amount = $130,000

On the first Benefit Year Anniversary, the Guaranteed Amount will never be less than $135,980 ($119,600 times 1.05% = $125,580 plus $10,400). The $10,000 purchase payment and $400 bonus credit on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.


The 5% Enhancement will be in effect for 10 years from the effective date of the Rider. The 5% Enhancement will cease upon the death of the contractowner/annuitant or when the contractowner/annuitant reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the Rider, and a new 15-year period will begin following each Automatic Annual Step-up.

The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the Rider is within the 10-year period.


An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the Rider will not change. However, the amount you pay for the Rider will increase since the charge for the Rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary if:

     a. the contractowner/annuitant is still living and under age 86; and

   b. the contract value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current contract value as described above, your percentage charge for the Rider will be the current charge for the Rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the Rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional purchase payments would cause your charge to increase. See the earlier Guaranteed Amount section.


Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments):



                                                                                                Potential for   Length of 5%
                                                                                   Guaranteed     Charge to     Enhancement
                                                                  Contract Value     Amount         Change         Period
                                                                 ---------------- ------------ --------------- -------------
         Initial Purchase Payment $50,000 + 3% bonus credit .         $51,500        $51,500         No              10
         1st Benefit Year Anniversary...........................      $54,000        $54,075         No               9
         2nd Benefit Year Anniversary...........................      $53,900        $56,779         No               8
         3rd Benefit Year Anniversary...........................      $57,000        $59,618         No               7
         4th Benefit Year Anniversary...........................      $64,000        $64,000        Yes              10


On the 1st Benefit Year anniversary, the 5% Enhancement increased the Guaranteed Amount to $54,075 since the increase in the contract value ($2,500) is less than the 5% Enhancement amount of $2,575 (5% of $51,500). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,075 = $2,704). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,779 = $2,839). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,981 (5% of $59,618).

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.


Step-up to 200% of the initial Guaranteed Amount. On the later of the 10th Benefit Year anniversary or the Benefit Year anniversary after you reach age 75, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments, including bonus credits, made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) (The 200% Step-up will occur on the 10th Benefit Year anniversary if you purchased the rider prior to May 1, 2009.) This Step-up will not occur if:


     1) An Excess Withdrawal (defined below) has occurred; or

   2) Cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus purchase payments and applicable bonus credits within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $208,000. A $10,400 Maximum Annual Withdrawal was made at age 69 and at age 70. If one more $10,400 Maximum Annual Withdrawal was made at age 71, the Step-up would not be available since withdrawals cannot exceed $20,800 (10% of $208,000).


This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus purchase payments and applicable bonus credits within 90 days of rider election). Required minimum distributions
(RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amounts section below.


This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial purchase payment at age 65 = $200,000; Bonus Credit of $8,000; Guaranteed Amount =$208,000; Maximum Annual Withdrawal amount = $10,400.

After 10 years, at age 75, the Guaranteed Amount is $283,232 (after applicable 5% Enhancements and two $10,400 Maximum Annual Withdrawal Amounts) and the contract value is $250,000. Since the Guaranteed Amount is less than $374,400 ($208,000 initial Guaranteed Amount reduced by the two $10,400 withdrawals times 200%), the Guaranteed Amount is increased to $374,400.

The 200% Step-up cannot increase the Guaranteed Amount beyond the Maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your lifetime as long as your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and the Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.


All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value.


The Maximum Annual Withdrawal amount is increased by 5% of any additional purchase payments and bonus credits. For example, if the Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made (which receives a 3% bonus credit), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln New York contracts (or contracts issued by our affiliates) applicable to you can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals. If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional purchase payments):



                                                                                   Guaranteed    Maximum Annual
                                                                  Contract Value     Amount     Withdrawal Amount
                                                                 ---------------- ------------ ------------------
         Initial Purchase Payment $50,000 + 3% bonus credit .         $51,500        $51,500         $2,575
         1st Benefit Year Anniversary...........................      $54,000        $54,000         $2,700
         2nd Benefit Year Anniversary...........................      $51,000        $51,300         $2,700
         3rd Benefit Year Anniversary...........................      $57,000        $57,000         $2,850
         4th Benefit Year Anniversary...........................      $64,000        $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.


Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:


     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal Amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,102 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,200 (5% of the initial Guaranteed Amount of $104,000)

After a $12,000 Withdrawal ($5,200 is within the Maximum Annual Withdrawal amount, $6,800 is the Excess Withdrawal):

The contract value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,200:

Contract Value = $54,800
Guaranteed Amount = $79,800

The contract value is reduced by the $6,800 Excess Withdrawal and the Guaranteed Amount is reduced by 12.41%, the same proportion that the Excess Withdrawal reduced the $54,800 contract value ($6,800 - $54,800)

Contract value = $48,000

Guaranteed Amount = $69,898 ($79,800 X 12.41% = $9,902; $79,800 - $9,902 =
$69,898)
Maximum Annual Withdrawal amount = $3,494.89 (5% of $69,898)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

The portion of Excess Withdrawals attributed to purchase payments (and not bonus credits) will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,200 Maximum Annual Withdrawal amount is not subject to surrender charges; the $6,800 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charges. Withdrawals attributed to bonus credits are not subject to surrender charges.


Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal Amount, because you have reached the Maturity Date of the Contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payment Option is a fixed annuitization in which the contractowner will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount for your life.


If the contract value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your beneficiary may be eligible for a final payment upon your death. To be eligible the death benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all purchase payments, decreased by withdrawals in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the purchase payments dollar for dollar. If your death benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all purchase payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.


Upon the death of the contractowner/annuitant, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). If the beneficiary elects to continue the contract after the death of the contractowner/annuitant (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.


General Provisions.

Termination. After the seventh anniversary of the effective date of the Rider, the contractowner may terminate the Rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:

 o on the annuity commencement date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o if the contractowner or annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
 o on the date the contractowner is changed pursuant to an enforceable divorce agreement or decree;

 o upon the death of the contractowner/annuitant;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.


If you terminate the Rider, you must wait one year before you can re-elect any Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage or any other living benefits we may offer in the future.


Compare to Lincoln SmartSecurity (Reg. TM) Advantage. If a contractowner is interested in purchasing a rider that provides guaranteed minimum withdrawals, the following factors should be considered when comparing Lincoln Lifetime IncomeSM Advantage and the Lincoln SmartSecurity (Reg. TM) Advantage (discussed in your prospectus) (only one of these riders can be added to a contract at any one time): the Lincoln Lifetime IncomeSM Advantage has the opportunity to provide a higher Guaranteed Amount because of the 5% Enhancement, Automatic Annual Step-up or 200% Step-up. However, the percentage charge for the Lincoln Lifetime IncomeSM Advantage is higher for the Single Life and has the potential to increase on every Benefit Year Anniversary if the increase in contract value exceeds the 5% Enhancement. There is no Joint Life option for Lincoln Lifetime IncomeSM Advantage. Another factor to consider is that immediate withdrawals from your contract, under the Lincoln Lifetime IncomeSM Advantage, will adversely impact the 5% Enhancement and 200% Step-up. The Lincoln SmartSecurity (Reg. TM) Advantage provides that Maximum Annual Withdrawal amounts can continue to a beneficiary to the extent of any remaining Guaranteed Amount while the Lincoln Lifetime IncomeSM Advantage does not offer this feature. The Investment Requirements and Termination provisions are different between these two riders.


i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM)Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM)Advantage if i4LIFE (Reg. TM) Advantage will provide a higher payout amount. If this decision is made, the contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln LIfetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit must be elected before the Annuity Commencement Date and by age 90 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of your prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.


Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM)Advantage.

Prior to i4LIFE (Reg. TM)Advantage election:

Contract Value = $100,000

Guaranteed Amount = $100,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor


Guaranteed Income Benefit = $5,020 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.


Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the annuity commencement date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all purchase payments alternative of the Enhanced Guaranteed Minimum Death Benefit, whichever is in effect. See Death Benefits in this prospectus. Any Excess Withdrawals will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the death benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the death benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.


Availability. The Lincoln Lifetime IncomeSM Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The contractowner/annuitant must be at least age 60 and under age 86 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage or on or after the Annuity Commencement Date and must wait at least 12 months after terminating 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage or any other living benefits we may offer in the future. If you decide to drop a rider to add Lincoln Lifetime IncomeSM Advantage your Guaranteed Amount will equal the current contract value on the effective date of the change. Before you make this change, you should consider that no guarantees or fee waiver provisions carry over from the previous rider. The Lincoln Lifetime IncomeSM Advantage terminates after the death of a covered life and the Guaranteed Amount is not available to a beneficiary. You will be subject to additional Investment Requirements.


See the comparison to Lincoln SmartSecurity (Reg. TM) Advantage for other factors to consider before making a change.

There is no guarantee that the Lincoln Lifetime IncomeSM Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. The availability of this Rider will depend upon your state's approval of this Rider. In addition, certain features of the Rider may not be available in some states. Check with your investment representative regarding availability.


Lincoln SmartSecurity (Reg. TM) Advantage


The Lincoln SmartSecurity (Reg. TM) Advantage is a Rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment plus the amount of any bonus credit applicable to that purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, any bonus credits, step-ups and withdrawals in accordance with the provisions set forth below. There are two different options that step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up):


     Lincoln SmartSecurity (Reg. TM) Advantage -  5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage -  1 Year Automatic Step-up


The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase after January 16, 2009. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional ten-year periods of automatic step-ups.


You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life or Joint Life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.


By purchasing this Rider, you will be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with its variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect the Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage, which provides minimum guaranteed, periodic withdrawals for life. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Compare to Lincoln SmartSecurity (Reg. TM) Advantage.


If the benefit is elected at contract issue, then the Rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Servicing office), the Rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment plus the amount of any bonus credit. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln

SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined Guaranteed Amounts of all Lincoln New York contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse if joint owner are the annuitant) under either the Lincoln SmartSecurity (Reg. TM) Advantage or the Lincoln Lifetime IncomeSM Advantage.


Additional purchase payments and bonus credits automatically increase the Guaranteed Amount by the amount of the purchase payment and bonus credit (not to exceed the maximum); for example, a $10,000 additional purchase payment, which receives a 3% bonus credit will increase the Guaranteed Amount by $10,300. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will allow purchase payments into your annuity contract after the first anniversary of the Rider effective date if the cumulative additional purchase payments exceed $100,000 only with prior Servicing Office approval. Additional purchase payments will not be allowed if the contract value is zero.


Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made and any bonus credits are received, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including any surrender charges and other deductions), the Rider charge and account fee plus any purchase payments and any bonus credits made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):




                                          Contract Value      Guaranteed Amount
                                         ----------------    ------------------
o   Initial Purchase Payment $50,000
    (3% bonus credit)                    $51,500                   $51,500
o   1st Benefit Year Anniversary         $54,000                   $54,000
o   2nd Benefit Year Anniversary         $53,900                   $54,000
o   3rd Benefit Year Anniversary         $57,000                   $57,000


Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments, any bonus credits and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero. On the effective date of the Rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments and any bonus credits. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made (which receives a 3% bonus credit), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the interest adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option,demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $29,400 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $82,400
Maximum Annual Withdrawal = $5,200 (5% of the initial Guaranteed Amount of $104,000)
 Initial Guaranteed Amount of $104,000 equals $100,000 purchase payment and 4% bonus credit

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($82,400
- $7,000 = $75,400).

The Maximum Annual Withdrawal amount was reduced to the least of:

1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,150); or

2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges and an interest adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the interest adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the Single Life option) or for the lifetimes of you (contractowner) and your spouse (if the Joint Life option is purchased), as long as:
1) No withdrawals are made before you (and your spouse if a Joint Life) are age 65; and
2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:
1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:
a. the contractowner (and spouse if applicable) is age 65;
b. the contract is currently within a ten-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new ten-year automatic step-up period) (the contractowner must be eligible to elect a step-up i.e. all contractowners and the annuitant must be alive and under age 81); and
c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased an annuity with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up with $100,000 (and received a bonus credit of 4%), your initial Guaranteed Amount is $104,000 and your initial Maximum Annual Withdrawal amount is $5,200. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $99,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $104,000, then the Maximum Annual Withdrawal amount of $5,200 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount, 5% of $99,000 is $4,950. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available. The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect) and your contract terminates. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect).

If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new Single Life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount ; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount and 3) the cost of the Single Life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the Joint Life option to the Single Life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the Single Life option is less than the cost of the Joint Life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a Joint Life Option to a Single Life Option (if the contractowner is under age 81) at the current Rider charge for new sales of the Single Life Option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the Rider by notifying us in writing. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o Upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can elect any Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage options, or Lincoln Lifetime IncomeSM Advantage option.


i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts and applicable guarantees. You should discuss this decision with your registered representative. See i4LIFE (Reg. TM) Advantage.

Availability. The Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. All contractowners and the annuitant of the contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option must be under age 81 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage or on or after the Annuity Commencement Date. The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elecive Step-up option is no longer available for purchase.


There is no guarantee that the Lincoln SmartSecurity (Reg. TM) Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. This Rider is available for contracts issued after October 1, 2003. Check with your investment representative regarding availability.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER (Reg. TM) Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your regular income payments. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily on the average account value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.


i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected after the effective date of the contract and before an annuity payout option is elected by sending a written request to our Servicing Office. If you purchased 4LATER (Reg. TM) Advantage, you must wait at least one year before you can purchase i4LIFE (Reg. TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments. The annuitant and secondary life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the secondary life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and secondary life, if applicable, are age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected.


Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage you must select a death benefit option. Once i4LIFE (Reg. TM) Advantage begins, any prior death benefit election will terminate and the i4LIFE (Reg. TM) Advantage death benefit will be in effect. Existing contractowners, with the Account Value death benefit, who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value death benefit. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began. See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum (currently to age 115 for non-qualified contracts; to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.


Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, or 5% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any surrender charges or applicable interest adjustments. See Charges and Other Deductions. For information regarding income tax consequences of regular income payments, see Federal Tax Matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
 o the age and sex of the annuitant and secondary life, if applicable;
 o the length of the Access Period selected;
 o the frequency of the regular income payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.


The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.


The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent regular income payments during the Access Period. Each subsequent regular income payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.


For nonqualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.


Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
 o the age and sex of the annuitant and secondary life (if living);
 o the frequency of the regular income payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln New York's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.


i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit is in effect during the Access Period and will be equal to the greater of:

 o the Account Value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
  o regular income payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the death benefit by the dollar amount of the payment; and
  o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the contract or Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The following example demonstrates the impact of a proportionate withdrawal on your death benefit:



         o i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit     $200,000
         o Total i4LIFE (Reg. TM) Regular Income payments                      $ 25,000
         o Additional Withdrawal                                               $15,000 ($15,000/$150,000=10% withdrawal)
         o Account Value at the time of Additional Withdrawal                  $150,000


     Death Benefit Value after i4LIFE (Reg. TM) regular income payment = $200,000 - $25,000 = $175,000

     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500


The regular income payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Servicing Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit.


i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is available during the Access Period. This benefit is the greatest of:

 o the Account Value as of the valuation date on which we approve the payment of the claim; or
 o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
  o regular income payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the death benefit by the dollar amount of the payment or in the same proportion that regular income payments reduce the Account Value, depending on the terms of your contract; and

  o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election; or

 o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and bonus credits and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted in the same proportion that regular income payments and withdrawals reduce the contract value or Account Value.



When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) prior to electing i4LIFE (Reg. TM) Advantage and this death benefit was in effect when you purchased i4LIFE (Reg.
TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Servicing office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no secondary life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.


If a death occurs during the Access Period, the value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:


1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).


Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.


Upon notification to us of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage


A Guaranteed Income Benefit is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage (withdrawal benefit riders) prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (annuity payout rider). Refer to the 4LATER (Reg. TM)Advantage section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Once the Guaranteed Income Benefit is elected, additional purchase payments cannot be made to the contract. Election of this rider will limit how much you can invest in certain subaccounts. See the Contracts - Investment Requirements.


There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a contractowner with the Lincoln Lifetime IncomeSM Advantage who decides to drop Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg.
TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage rider.

i4LIFE (Reg. TM) Guaranteed Income Benefit, if available, is purchased when you elect i4LIFE (Reg. TM) Advantage or anytime during the Access Period, subject to terms and conditions at that time. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg. TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg.
TM) Advantage.

The Guaranteed Income Benefit is initially equal to 75% of the regular income payment (which is based on your Account Value as defined in the i4LIFE (Reg.
TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage can use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit. The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit (In other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular income payments also reduce the Account Value). This withdrawal will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of withdrawals to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. If your Account Value equals zero, no death benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living. If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:





         o i4LIFE (Reg. TM) Account Value before market decline     $135,000
         o i4LIFE (Reg. TM) Account Value after market decline      $100,000
         o Guaranteed Income Benefit                                $    810
         o Regular Income Payment after market decline              $    769
         o Account Value after market decline and Guaranteed        $ 99,190
         Income Benefit payment



The contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

If you purchased the Guaranteed Income Benefit (version 3) on or after January 20, 2009, the Guaranteed Income Benefit will automatically step-up every year to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. If you purchased the Guaranteed Income Benefit (version 2) prior to January 20, 2009, the Guaranteed Income

Benefit will automatically step-up every three years on the periodic income commencement date anniversary to 75% of the current regular income payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every periodic income commencement date anniversary during either a 5-year step-up period (version 3) or every third periodic income commencement date anniversary for a 15 year step-up period (version 2). At the end of a step-up period, you may elect a new step-up period by submitting a written request to the Servicing office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. Step-ups for qualified contracts, including IRAs, will occur on a calendar year basis.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change every five years for version 3 of the Guaranteed Income Benefit or every 15 years for version 2 of the Guaranteed Income Benefit. If we automatically administer a new step-up period for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the periodic income commencement anniversary. If we receive this notice, we will decrease the percentage charge to the amounts they were before the step-up occurred. Increased fees collected during the 30 day period will be refunded into your contract. You will have no more step-ups unless you notify us that you wish to start a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit Charges.

If you have an older version of the Guaranteed Income Benefit (Version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for sale.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. See below in General i4LIFE (Reg. TM) Provisions for an example.


Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.

  o The minimum Access Period required for this benefit is the longer of 15 years or the difference between your age (nearest birthday) and age 85. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit.

  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.


If you have elected i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit and the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on or after October 6, 2008, the minimum Access Period required for this benefit is the longer of 20 years or the difference between your age (nearest birthday) and age 90.


If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years) thereby reducing your regular income payment, your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will also be reduced. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be reduced in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or

  o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency; or

  o upon written notice to us; or
  o assignment of the contract.


A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM)Advantage election, unless otherwise specified. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM)Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage regular income payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.



General i4LIFE (Reg. TM) Provisions

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The interest adjustment may apply.

The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit payments:





         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal      $  1,200
         o Guaranteed Income Benefit before Withdrawal                    $    900
         o Account Value at time of Additional Withdrawal                 $150,000
         o Additional Withdrawal                                          $ 15,000   (a 10% withdrawal)


     Reduction in i4LIFE (Reg. TM) Regular Income payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080


     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810


Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The interest adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit) or Account Value death benefit options. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage


4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders will limit how much you can invest in certain subaccounts. See The Contracts-Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.



4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments and any bonus credits. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments and any bonus credits. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln New York automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments, corresponding bonus credits, and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment and corresponding bonus credit, plus 15% of that purchase payment and bonus credit.


Example:


         Initial Purchase Payment and corresponding bonus credit      $104,000
         Purchase Payment and corresponding bonus credit 60           $ 10,400
                                                                      --------
         days later
         Income Base                                                  $114,400
         Future Income Base (during the 1st Waiting Period)           $131,560   ($114,400 x 115%)
         Income Base (after 1st Waiting Period)                       $131,560
         New Future Income Base (during 2nd Waiting Period)           $151,294   ($131,560 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment and corresponding bonus credit plus 15% of that purchase payment and corresponding bonus credit on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:


         Income Base                                                $104,000
         Purchase Payment and corresponding bonus credit in         $ 10,400
         Year 2
         New Income Base                                            $114,400
                                                                    --------
         Future Income Base (during 1st Waiting Period-Year 2)      $130,520   ($104,000 x 115%) + ($10,400 x 100%) +
                                                                               (10,400 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $130,520
         New Future Income Base (during 2nd Waiting Period)         $150,098   (130,520 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments and corresponding bonus credits. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined Income Bases for all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

Example:


      Income Base                             $104,000      Maximum Income Base                   $208,000
      Purchase Payment and                    $ 10,400      Increase to Maximum Income Base       $ 20,800
       corresponding bonus credit in
       Year 2
      New Income Base                         $114,400      New Maximum Income Base               $228,800
      Future Income Base after Purchase       $130,520      Maximum Income Base                   $228,800
       Payment

      Income Base (after 1st Waiting          $130,520
       Period)
      Future Income Base (during 2nd          $150,098      Maximum Income Base                   $228,800
       Waiting Period)

      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200

      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $117,468
      Future Income Base                      $135,088      Maximum Income Base                   $205,920

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Servicing Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income
Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Servicing Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Servicing Office), then it will be effective on the next valuation date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage regular income payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) Rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage regular income payment. If your regular income payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:




         o i4LIFE (Reg. TM) Account Value before market decline     $135,000
         o i4LIFE (Reg. TM) Account Value after market decline      $100,000
         o Guaranteed Income Benefit                                $    810
         o Regular Income Payment after market decline              $    769
         o Account Value after market decline and Guaranteed        $ 99,190
         Income Benefit payment


If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.


When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no death benefit will be paid.


If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.


The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln New York administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge to the amounts they were before the election of the step-up period occurred. Increased fees collected during the 30-day period will be refunded into your contract.


Additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.


Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit is currently the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to the election of 4LATER (Reg. TM) Advantage, subject to the terms in your Rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) Rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage regular income payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage regular income payment = $6375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage regular income payment after extension = $5355 Percentage change in i4LIFE (Reg. TM) Advantage regular income payment =
 $5355 - $6375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5692 x 84% = $4781


General Provisions of 4LATER (Reg. TM) Advantage

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) Rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) Rider may be terminated upon written notice to us. Prior to the periodic income commencement date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) Rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.

After the periodic income commencement date, the 4LATER (Reg. TM) Rider will terminate due to any of the following events:
 o the death of the annuitant (or for nonqualified contracts,, the later of the death of the annuitant or secondary life if a joint payout was elected); or

 o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the periodic income commencement date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage. If you terminate the 4LATER (Reg. TM) Rider on or after the periodic income commencement date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.


Availability. The availability of 4LATER (Reg. TM) will depend upon your state's approval of the 4LATER (Reg. TM) Rider. Check with your registered representative regarding availability. You cannot elect 4LATER (Reg. TM) after an annuity payout option or i4LIFE (Reg. TM) Advantage has been elected, and it cannot be elected on contracts that currently have Lincoln SmartSecurity (Reg.
TM) Advantage or Lincoln Lifetime IncomeSM Advantage.

Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage and elect 4LATER (Reg. TM) will not carry their Guaranteed Amount over into the new 4LATER (Reg. TM). The 4LATER (Reg. TM) Income Base will be established based on the contractowner's contract value on the Effective Date of 4LATER (Reg. TM). Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage will have to wait one year before they can elect 4LATER (Reg. TM). See The Contracts
- Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage.



Annuity Payouts

When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the annuitant's 90th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option or the Guaranteed Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Servicing office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Servicing office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

General Information

Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Servicing office. You must give us at least 30 days notice before the date on which you want payouts to begin. Annuity payouts cannot commence within twelve months of the effective date of the contract.


Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4% or 5% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract

Purchase payments, bonus credits, persistency credits and contract value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Guaranteed Periods

The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.

You may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. We may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. The minimum amount of any purchase payment that can be allocated to a fixed subaccount is $2,000. Each purchase payment and its corresponding bonus credit allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment if applicable. Each guaranteed period purchase payment and its corresponding bonus credit will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the contractowner in writing at least 45 but not more than 75 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless we receive, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by us. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($2,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for three (3) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, (including previously credited bonus credits), and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Servicing office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Servicing office. You may utilize the reinvestment privilege only once. No bonus credits will apply when a reinvestment purchase occurs. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts

Lincoln Financial Distributors ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln New York and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors ("LFA"), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.


Compensation Paid to LFA. The maximum commission the Principal Underwriter pays to LFA is 7.00% of purchase payments. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFA is 7.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln New York also pays for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFA, is 7.00% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 7.00% of annuitized value and/or ongoing annual compensation of up to 1.15% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product"treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers.

Lincoln New York may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2008 is contained in the Statement of Additional Information (SAI).

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.



Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln New York. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.

Tax Deferral On Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;

 o Contracts acquired by an estate of a decedent;

 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.

Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

Age At Which Annuity Payouts Begin

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, and if your Guaranteed Amount immediately before a withdrawal exceeds your contract value, the tax law could require that an additional amount be included in income. Please consult your tax adviser.

Taxation Of Regular Income Payments


The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the access period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:

 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).

Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and Assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.

Gifting A Contract

If you transfer ownership of your contract, other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and charges for other optional riders, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)

 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.


Pursuant to new tax regulations, starting September 24, 2007, the contract is not available for purchase under a 403(b) plan and since July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. Also, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer processing payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.

 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.

 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Congress enacted The Worker, Retiree, and Employer recovery Act of 2008 (the
Act) in December, 2008. The Act includes a number of relief provisions, including the suspension of the RMD requirement for IRAs and certain qualified plans in 2009. You should consult your tax advisor to determine whether the RMD relief applies to your annuity contract. If your RMD is currently paid automatically each year, Lincoln will not make any changes to your payments for 2009 unless you specifically request that a change be made.


Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Plan Act permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the

1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.


Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.


Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Servicing office at PO Box 7866, 1300 S. Clinton Street, Fort Wayne, IN 46802-7866. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes plus mortality and expense risk charges and administrative charges proportionately attributable to the bonus credits, less any bonus credits paid into the contract by us. In addition, if the contract value on the date of cancellation is less than the sum of purchase payments minus withdrawals, we will also return both the investment loss and fund management fees, each in an amount that is proportionately attributable to the bonus credits. No surrender charges or interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value, excluding the bonus credits during the free-look period.


IRA purchasers will receive the greater of purchase payments or contract value as of the valuation day on which we receive the cancellation request.



State Regulation

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports


As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.



Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln New York and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.



Legal Proceedings


In the ordinary course of its business, Lincoln New York, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the financial position of Lincoln New York, the VAA, or the principal underwriter.

Contents of the Statement of Additional Information (SAI) for Lincoln New York Account N for Variable Annuities



Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements


For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                     Lincoln ChoicePlus AssuranceSM (Bonus)
               Lincoln New York Account N for Variable Annuities










   .
Please send me a free copy of the current Statement of Additional Information for Lincoln New York Account N for Variable
                                   Annuities.


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City ---------------------------------------------------  State ---------
Zip ---------


Mail to Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, Indiana 46801-7866.

                      (This page intentionally left blank)

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for contracts purchased before July 22, 2005 for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



                             with EGMDB                                     with GOP
             -------------------------------------------    ----------------------------------------
              Accumulation unit value                       Accumulation unit value
             --------------------------      Number of      -----------------------      Number of
              Beginning        End of       accumulation     Beginning      End of      accumulation
              of period        period          units         of period      period         units
             -----------    -----------    -------------    -----------    --------    -------------
             (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in
                                                     2004.)
AIM V.I. Capital Appreciation
2006  .         15.915         15.673              1           N/A            N/A           N/A
2007  .         15.673         17.234              1           N/A            N/A           N/A
2008  .         17.234          9.730              1           N/A            N/A           N/A
---------       ------         ------              -          ------          ---           ---
AIM V.I. Core Equity
2006  .          N/A            N/A             N/A            N/A            N/A           N/A
2007  .          N/A            N/A             N/A            N/A            N/A           N/A
2008  .          N/A            N/A             N/A            N/A            N/A           N/A
---------       ------         ------           ----          ------          ---           ---
AIM V.I. International Growth Fund
2003  .          N/A            N/A             N/A           11.525        12.481          354
2004  .         13.331         16.229              1*         12.481        15.210            1*
2005  .         16.229         18.799              1*         15.210        17.636            1*
2006  .         18.799         23.659              1*         17.636        22.217            1*
2007  .         23.659         26.647              1*         22.217        25.049            1*
2008  .         26.647         15.591              1*         25.049        14.671            1*
---------       ------         ------           ----          ------        ------          ---
AllianceBernstein VPS Global Technology
2003  .          N/A            N/A             N/A            N/A            N/A           N/A
2004  .         15.569         16.102              1          12.050        13.455            1*
2005  .         16.102         16.425              1          13.455        13.738            1*
2006  .         16.425         17.519              1          13.738        14.668            1*
2007  .         17.519         20.677              2          14.668        17.330            1*
2008  .         20.677         10.690              2          17.330         8.969            1*
---------       ------         ------           ----          ------        ------          ---
AllianceBernstein VPS Growth and Income
2003  .         11.371         13.936          4,584          11.773        12.018          451
2004  .         13.936         15.253             33          12.018        13.167           44
2005  .         15.253         15.701             51          13.167        13.568           49
2006  .         15.701         18.076             49          13.568        15.636           45
2007  .         18.076         18.654             49          15.636        16.151           40
2008  .         18.654         10.887             47          16.151         9.436           40
---------       ------         ------          -----          ------        ------          ---
AllianceBernstein VPS International Value
2006  .          9.699         11.846              2          10.305        11.853            1
2007  .         11.846         12.309              1*         11.853        12.329           25
2008  .         12.309          5.659              6          12.329         5.674           27
---------       ------         ------          -----          ------        ------          ---
AllianceBernstein VPS Large Cap Growth
2003  .          N/A            N/A             N/A           11.167        11.498           93
2004  .         12.023         12.819              4          11.498        12.272            3
2005  .         12.819         14.488              6          12.272        13.884            4
2006  .         14.488         14.167              6          13.884        13.590            4
2007  .         14.167         15.840              6          13.590        15.210            4
2008  .         15.840          9.381              7          15.210         9.017            4
---------       ------         ------          -----          ------        ------          ---
AllianceBernstein VPS Small/Mid Cap Value
2003  .          N/A            N/A             N/A           12.696        13.131           79
2004  .         16.043         18.800              5          13.131        15.403            6
2005  .         18.800         19.729             13          15.403        16.180            9
2006  .         19.729         22.173             13          16.180        18.202           10
2007  .         22.173         22.154             14          18.202        18.205            9
2008  .         22.154         14.008             11          18.205        11.523            4
---------       ------         ------          -----          ------        ------          ---

                            with EGMDB                                   with GOP
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
                (Accumulation unit value in dollars. Number of accumulation units in thousands beginning
                                                  in 2004.)
American Century Investments VP Inflation Protection Fund
2003  .
2004  .          9.906       10.408           124           10.000       10.413             95
2005  .         10.408       10.402           231           10.413       10.418            174
2006  .         10.402       10.398           159           10.418       10.425            173
2007  .         10.398       11.206           166           10.425       11.246            143
2008  .         11.206       10.852           171           11.246       10.901            101
---------       ------       ------           ---           ------       ------            ---
American Funds Global Growth Fund
2003  .
2004  .         10.215       11.270             5           10.019       11.276              1
2005  .         11.270       12.652            11           11.276       12.672              5
2006  .         12.652       14.994            13           12.672       15.033              9
2007  .         14.994       16.948            11           15.033       17.009             14
2008  .         16.948       10.276             9           17.009       10.323             11
---------       ------       ------           ---           ------       ------            ---
American Funds Global Small Capitalization Fund
2003  .         10.573       15.976         1,459            N/A           N/A           N/A
2004  .         15.976       19.006            14           14.256       16.837             10
2005  .         19.006       23.446            30           16.837       20.792             16
2006  .         23.446       28.624            28           20.792       25.409             18
2007  .         28.624       34.206            23           25.409       30.394             19
2008  .         34.206       15.645            13           30.394       13.916             16
---------       ------       ------         -----           ------       ------          -----
American Funds Growth Fund
2003  .         10.630       14.312         6,644           11.873       12.322         35,799
2004  .         14.312       15.845           159           12.322       13.655            303
2005  .         15.845       18.118           250           13.655       15.630            325
2006  .         18.118       19.653           241           15.630       16.971            320
2007  .         19.653       21.729           219           16.971       18.782            240
2008  .         21.729       11.981           179           18.782       10.367            204
---------       ------       ------         -----           ------       ------         ------
American Funds Growth-Income Fund
2003  .         10.876       14.174         7,325           11.672       12.296         19,373
2004  .         14.174       15.396           163           12.296       13.370            277
2005  .         15.396       16.035           237           13.370       13.939            314
2006  .         16.035       18.180           233           13.939       15.819            301
2007  .         18.180       18.794           207           15.819       16.370            225
2008  .         18.794       11.495           181           16.370       10.022            194
---------       ------       ------         -----           ------       ------         ------
American Funds International Fund
2003  .         10.890       14.452         3,941           12.328       13.203          5,680
2004  .         14.452       16.971            54           13.203       15.519             56
2005  .         16.971       20.293            92           15.519       18.576             71
2006  .         20.293       23.761            85           18.576       21.772             76
2007  .         23.761       28.066            86           21.772       25.742             59
2008  .         28.066       15.985            73           25.742       14.676             64
---------       ------       ------         -----           ------       ------         ------
Delaware VIP Capital Reserves
2005  .         10.014        9.924             2            9.952        9.930              1
2006  .          9.924       10.190             2            9.930       10.205              1
2007  .         10.190       10.452             3           10.205       10.479              1
2008  .         10.452       10.219            13           10.479       10.256              6
---------       ------       ------         -----           ------       ------         ------
Delaware VIP Diversified Income Series
2004  .         10.040       10.875            19           10.000       10.882             33
2005  .         10.875       10.639            98           10.882       10.657             71
2006  .         10.639       11.263           113           10.657       11.293             79
2007  .         11.263       11.906           119           11.293       11.949             93
2008  .         11.906       11.143           109           11.949       11.195             63
---------       ------       ------         -----           ------       ------         ------
Delaware VIP Emerging Markets Series
2004  .         10.482       13.568            10           10.838       13.576              9
2005  .         13.568       16.973            54           13.576       17.000             32
2006  .         16.973       21.182            54           17.000       21.237             34
2007  .         21.182       28.873            49           21.237       28.977             24
2008  .         28.873       13.729            34           28.977       13.792             19
---------       ------       ------         -----           ------       ------         ------

                             with EGMDB                                      with GOP
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
             (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in
                                                       2004.)
Delaware VIP High Yield Series
2003  .      11.104            14.055          3,687          10.752          11.078          11,728
2004  .      14.055            15.771             30          11.078          12.443              67
2005  .      15.771            16.040             52          12.443          12.668              80
2006  .      16.040            17.710             52          12.668          14.001              73
2007  .      17.710            17.873             53          14.001          14.144              66
2008  .      17.873            13.292             49          14.144          10.530              50
---------    ------            ------          -----          ------          ------          ------
Delaware VIP REIT Series
2003  .      10.725            14.115          4,479          11.483          12.197           9,697
2004  .      14.115            18.209             55          12.197          15.751              45
2005  .      18.209            19.149             78          15.751          16.581              59
2006  .      19.149            24.937             74          16.581          21.614              56
2007  .      24.937            21.061             65          21.614          18.273              40
2008  .      21.061            13.413             60          18.273          11.649              29
---------    ------            ------          -----          ------          ------          ------
Delaware VIP Small Cap Value Series
2003  .      10.685            14.897            972          12.606          13.168           4,300
2004  .      14.897            17.762             12          13.168          15.716              24
2005  .      17.762            19.080             27          15.716          16.899              34
2006  .      19.080            21.760             29          16.899          19.292              37
2007  .      21.760            19.950             25          19.292          17.705              27
2008  .      19.950            13.730             24          17.705          12.197              19
---------    ------            ------          -----          ------          ------          ------
Delaware VIP Trend Series
2003  .      11.023            14.623          2,343          12.273          12.550          14,629
2004  .      14.623            16.163             17          12.550          13.886              47
2005  .      16.163            16.800             39          13.886          14.447              51
2006  .      16.800            17.746             46          14.447          15.276              46
2007  .      17.746            19.291             35          15.276          16.623              35
2008  .      19.291            10.088             32          16.623           8.701              33
---------    ------            ------          -----          ------          ------          ------
Delaware VIP US Growth Series
2003  .      10.880            12.353          5,501          11.250          11.469           2,904
2004  .      12.353            12.524             35          11.469          11.640              50
2005  .      12.524            14.102             34          11.640          13.120              49
2006  .      14.102            14.164             32          13.120          13.191              38
2007  .      14.164            15.664             31          13.191          14.602              30
2008  .      15.664             8.808             44          14.602           8.220              27
---------    ------            ------          -----          ------          ------          ------
Delaware VIP Value Series
2003  .      N/A                N/A             N/A           11.609          12.049             710
2004  .      13.466            15.185              5          12.049          13.601              10
2005  .      15.185            15.810              9          13.601          14.174              14
2006  .      15.810            19.261             12          14.174          17.286              14
2007  .      19.261            18.387             13          17.286          16.518              18
2008  .      18.387            12.021              9          16.518          10.810              16
---------    ------            ------          -----          ------          ------          ------
DWS VIP Equity 500 Index
2003  .      11.388            12.033          1,633          11.467          12.041           6,480
2004  .      12.033            13.064             30          12.041          13.085              55
2005  .      13.064            13.424             54          13.085          13.460              69
2006  .      13.424            15.225             57          13.460          15.280              72
2007  .      15.225            15.737             55          15.280          15.810              58
2008  .      15.737             9.705             56          15.810           9.759              47
---------    ------            ------          -----          ------          ------          ------
DWS VIP Small Cap Index
2003  .      12.850            13.531            352           N/A             N/A             N/A
2004  .      13.531            15.644              1          14.530          15.668               7
2005  .      15.644            16.010              4          15.668          16.051               7
2006  .      16.010            18.464              5          16.051          18.530               8
2007  .      18.464            17.779              5          18.530          17.860              11
2008  .      17.779            11.490              7          17.860          11.555               7
---------    ------            ------          -----          ------          ------          ------

                             with EGMDB                                      with GOP
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
             (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in
                                                       2004.)
Fidelity VIP Contrafund Portfolio
2003  .          N/A            N/A             N/A            N/A             N/A             N/A
2004  .         12.587         14.266              4          12.404          13.909             9
2005  .         14.266         16.378             31          13.909          15.985            14
2006  .         16.378         17.961             39          15.985          17.547            14
2007  .         17.961         20.734             39          17.547          20.276            14
2008  .         20.734         11.694             36          20.276          11.447            16
---------       ------         ------           ----          ------          ------           ---
Fidelity VIP Equity-Income Portfolio
2003  .          N/A            N/A             N/A           12.112          12.404           174
2004  .         13.787         15.092             16          12.404          13.591            14
2005  .         15.092         15.679             27          13.591          14.135            16
2006  .         15.679         18.506             27          14.135          16.699            16
2007  .         18.506         18.444             27          16.699          16.660            15
2008  .         18.444         10.380             25          16.660           9.385            14
---------       ------         ------           ----          ------          ------           ---
Fidelity VIP Growth Portfolio
2003  .          N/A            N/A             N/A            N/A             N/A             N/A
2004  .         13.422         13.622              6          12.402          12.488             4
2005  .         13.622         14.143             10          12.488          12.979             9
2006  .         14.143         14.833             11          12.979          13.626            10
2007  .         14.833         18.490             15          13.626          17.002            12
2008  .         18.490          9.588              9          17.002           8.825             6
---------       ------         ------           ----          ------          ------           ---
Fidelity VIP Mid Cap
2005  .         10.523         11.568              9          10.203          11.574             1
2006  .         11.568         12.796             10          11.574          12.816            10
2007  .         12.796         14.524             17          12.816          14.562             5
2008  .         14.524          8.632             15          14.562           8.663             7
---------       ------         ------           ----          ------          ------           ---
Fidelity VIP Overseas Portfolio
2003  .         11.674         14.620          2,459          13.190          14.193           616
2004  .         14.620         16.303             26          14.193          15.844            28
2005  .         16.303         19.058             35          15.844          18.539            32
2006  .         19.058         22.089             31          18.539          21.509            30
2007  .         22.089         25.445             28          21.509          24.802            27
2008  .         25.445         14.033             27          24.802          13.692            28
---------       ------         ------          -----          ------          ------           ---
FTVIPT Franklin Income Securities
2006  .         10.219         11.225              6          10.912          11.232             1
2007  .         11.225         11.462             11          11.232          11.481             9
2008  .         11.462          7.935             10          11.481           7.956            10
---------       ------         ------          -----          ------          ------           ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2003  .          N/A            N/A             N/A           12.692          12.955           318
2004  .         15.584         17.097              2          12.955          14.227             2
2005  .         17.097         17.631              5          14.227          14.686             6
2006  .         17.631         18.860              7          14.686          15.725             7
2007  .         18.860         20.647             12          15.725          17.232             7
2008  .         20.647         11.684              8          17.232           9.762             3
---------       ------         ------          -----          ------          ------           ---
FTVIPT Mutual Shares Securities
2006  .          9.912         11.270             25          10.022          11.277             1
2007  .         11.270         11.479             39          11.277          11.497             4
2008  .         11.479          7.104             23          11.497           7.123            11
---------       ------         ------          -----          ------          ------           ---
FTVIPT Templeton Global Income Securities
2005  .          9.811          9.875              1*          N/A             N/A             N/A
2006  .          9.875         10.959              2          10.559          10.977             3
2007  .         10.959         11.971             14          10.977          12.004             4
2008  .         11.971         12.513             19          12.004          12.559            11
---------       ------         ------          -----          ------          ------           ---
FTVIPT Templeton Growth Securities Fund
2003  .          N/A            N/A             N/A            N/A             N/A             N/A
2004  .         13.777         15.731              9          12.970          14.509             3
2005  .         15.731         16.853             36          14.509          15.560            19
2006  .         16.853         20.203             36          15.560          18.671            18
2007  .         20.203         20.349             24          18.671          18.825            15
2008  .         20.349         11.550             16          18.825          10.696            10
---------       ------         ------          -----          ------          ------           ---

                             with EGMDB                                      with GOP
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
             (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in
                                                       2004.)
Janus Aspen Balanced Portfolio
2003  .          N/A            N/A             N/A            10.523         10.850            557
2004  .         11.338         12.084              1*          10.850         11.575              1
2005  .         12.084         12.803              1           11.575         12.276              6
2006  .         12.803         13.912              1           12.276         13.352              6
2007  .         13.912         15.100              1           13.352         14.507              7
2008  .         15.100         12.473             19           14.507         11.996              7
---------       ------         ------           ----           ------         ------            ---
Janus Aspen Mid Cap Growth Portfolio
2003  .          N/A            N/A             N/A             N/A            N/A             N/A
2004  .         13.567         16.086              1*          12.600         14.725              1*
2005  .         16.086         17.734              2           14.725         16.250              1*
2006  .         17.734         19.775              2           16.250         18.138              1*
2007  .         19.775         23.692              2           18.138         21.753              1*
2008  .         23.692         13.090              2           21.753         12.031              1*
---------       ------         ------           ----           ------         ------           ----
Janus Aspen Worldwide Growth Portfolio
2003  .          N/A            N/A             N/A             N/A            N/A             N/A
2004  .         12.557         12.917              1            N/A            N/A             N/A
2005  .         12.917         13.421              1            N/A            N/A             N/A
2006  .         13.421         15.577              1            N/A            N/A             N/A
2007  .         15.577         16.766              1            N/A            N/A             N/A
2008  .         16.766          9.106              1*           N/A            N/A             N/A
---------       ------         ------           ----           ------         ------           ----
Lincoln VIP Baron Growth Opportunities(4)
2006  .          N/A            N/A             N/A             N/A            N/A             N/A
2007  .         11.133         10.809             14            N/A            N/A             N/A
2008  .         10.809          6.474              5            N/A            N/A             N/A
---------       ------         ------           ----           ------         ------           ----
Lincoln VIP Capital Growth
2007  .         10.799         10.704              9            N/A            N/A             N/A
2008  .         10.704          6.138              8            N/A            N/A             N/A
---------       ------         ------           ----           ------         ------           ----
Lincoln VIP Cohen & Steers Global Real Estate
2007  .          9.701          8.221              2            8.726          8.226              1*
2008  .          8.221          4.678              2            8.226          4.686             14
---------       ------         ------           ----           ------         ------           ----
Lincoln VIP Columbia Value Opportunities
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          8.478          6.067             16            N/A            N/A             N/A
---------       ------         ------           ----           ------         ------           ----
Lincoln VIP Core Fund(1)
2005  .          N/A            N/A             N/A             N/A            N/A             N/A
2006  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ----           ------         ------           ----
Lincoln VIP Delaware Bond
2003  .          9.843         10.017         34,822            9.848         10.023         54,408
2004  .         10.017         10.356            337           10.023         10.372            399
2005  .         10.356         10.434            468           10.372         10.462            422
2006  .         10.434         10.726            457           10.462         10.765            416
2007  .         10.726         11.101            455           10.765         11.153            367
2008  .         11.101         10.569            384           11.153         10.628            307
---------       ------         ------         ------           ------         ------         ------
Lincoln VIP Delaware Growth and Income
2005  .          N/A            N/A             N/A             N/A            N/A             N/A
2006  .         10.172         11.435              1            N/A            N/A             N/A
2007  .         11.435         11.912              9            N/A            N/A             N/A
2008  .         11.912          7.503             14            N/A            N/A             N/A
---------       ------         ------         ------           ------         ------         ------
Lincoln VIP Delaware Social Awareness
2003  .         11.622         12.263          5,384           11.933         12.271            525
2004  .         12.263         13.568             44           12.271         13.590             43
2005  .         13.568         14.922             59           13.590         14.961             49
2006  .         14.922         16.451             54           14.961         16.510             44
2007  .         16.451         16.628             53           16.510         16.705             40
2008  .         16.628         10.696             52           16.705         10.756             39
---------       ------         ------         ------           ------         ------         ------
Lincoln VIP Delaware Special Opportunities
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------         ------           ------         ------         ------

                             with EGMDB                                      with GOP
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
             (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in
                                                       2004.)
Lincoln VIP FI Equity-Income
2005  .         10.116         10.475              1*          10.258         10.480              1*
2006  .         10.475         11.442              1           10.480         11.458              1*
2007  .         11.442         11.721              1           11.458         11.749              1*
2008  .         11.721          7.096              1           11.749          7.120              1*
---------       ------         ------              -           ------         ------              -
Lincoln VIP Growth Fund(2)
2005  .          N/A            N/A             N/A             N/A            N/A             N/A
2006  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ----           ------         ------           ----
Lincoln VIP Growth Opportunities(3)
2005  .          N/A            N/A             N/A             N/A            N/A             N/A
2006  .         11.898         12.375              9            N/A            N/A             N/A
---------       ------         ------           ----           ------         ------           ----
Lincoln VIP Janus Capital Appreciation
2003  .          N/A            N/A             N/A             N/A            N/A             N/A
2004  .         12.191         12.600              4           11.996         12.620              3
2005  .         12.600         12.889              5           12.620         12.923              5
2006  .         12.889         13.877              5           12.923         13.927              5
2007  .         13.877         16.403              5           13.927         16.479              5
2008  .         16.403          9.529              4           16.479          9.583              5
---------       ------         ------           ----           ------         ------           ----
Lincoln VIP Marsico International Growth
2007  .         11.038         11.149              2            N/A            N/A             N/A
2008  .         11.149          5.588              3            9.879          5.597              4
---------       ------         ------           ----           ------         ------           ----
Lincoln VIP MFS Value
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          7.573          6.454              1*           8.934          6.464              6
---------       ------         ------           ----           ------         ------           ----
Lincoln VIP Mid-Cap Value
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          7.428          5.028             13            N/A            N/A             N/A
---------       ------         ------           ----           ------         ------           ----
Lincoln VIP Mondrian International Value
2003  .         12.000         13.133          7,133           12.561         13.141          6,017
2004  .         13.133         15.592             58           13.141         15.617             70
2005  .         15.592         17.226            113           15.617         17.271             95
2006  .         17.226         21.985            108           17.271         22.065             89
2007  .         21.985         24.061             98           22.065         24.172             76
2008  .         24.061         14.962             87           24.172         15.046             71
---------       ------         ------          -----           ------         ------          -----
Lincoln VIP Money Market Fund
2003  .          9.941          9.922         39,540            9.947          9.928         55,061
2004  .          9.922          9.826             65            9.928          9.842             84
2005  .          9.826          9.915             65            9.842          9.941             74
2006  .          9.915         10.188            151            9.941         10.225             72
2007  .         10.188         10.498             79           10.225         10.547            115
2008  .         10.498         10.548            205           10.547         10.607            157
---------       ------         ------         ------           ------         ------         ------
Lincoln VIP SSgA Bond Index
2008  .         10.066         10.459              2           10.080         10.465              7
---------       ------         ------         ------           ------         ------         ------
Lincoln VIP SSgA Developed International 150
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------         ------           ------         ------         ------
Lincoln VIP SSgA Emerging Markets 100
2008  .          N/A            N/A             N/A             8.592          6.055              1
---------       ------         ------         ------           ------         ------         ------
Lincoln VIP SSgA International Index
2008  .          9.545          6.397              1            9.644          6.400              3
---------       ------         ------         ------           ------         ------         ------
Lincoln VIP SSgA Large Cap 100
2008  .          9.949          6.973             15            N/A            N/A             N/A
---------       ------         ------         ------           ------         ------         ------
Lincoln VIP SSgA S&P 500 Index
2007  .          N/A            N/A             N/A            11.259         11.363              1*
2008  .          9.782          6.989              1           11.363          7.013             20
---------       ------         ------         ------           ------         ------         ------
Lincoln VIP SSgA Small Cap Index
2007  .          N/A            N/A             N/A             9.310          9.153              1*
2008  .          8.256          5.929              2            9.153          5.939              5
---------       ------         ------         ------           ------         ------         ------

                             with EGMDB                                      with GOP
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
             (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in
                                                       2004.)
Lincoln VIP SSgA Small/Mid Cap 200
2008  .          N/A            N/A             N/A            N/A             N/A             N/A
---------        --             --              ---           ------           --              ---
Lincoln VIP T. Rowe Price Growth Stock
2007  .          N/A            N/A             N/A            N/A             N/A             N/A
2008  .          8.548          5.665             4            N/A             N/A             N/A
---------        -----          -----           ---           ------           --              ---
Lincoln VIP T. Rowe Price Structured Mid-Cap Growth
2003  .          N/A            N/A             N/A            N/A             N/A             N/A
2004  .         12.321         13.751             1*          12.265          13.772             6
2005  .         13.751         14.825             1           13.772          14.862             6
2006  .         14.825         15.903             1           14.862          15.959             6
2007  .         15.903         17.732             1           15.959          17.812             5
2008  .         17.732          9.961             1           17.812          10.016             3
---------       ------         ------           ---           ------          ------           ---
Lincoln VIP Templeton Growth
2007  .          N/A            N/A             N/A            N/A             N/A             N/A
2008  .          N/A            N/A             N/A            N/A             N/A             N/A
---------       ------         ------           ---           ------          ------           ---
Lincoln VIP Turner Mid-Cap Growth
2007  .          9.817         10.949             5            N/A             N/A             N/A
2008  .          N/A            N/A             N/A            N/A             N/A             N/A
---------       ------         ------           ---           ------          ------           ---
Lincoln VIP UBS Global Asset Allocation
2003  .          N/A            N/A             N/A            N/A             N/A             N/A
2004  .         11.521         12.647             1*          11.583          12.668             1
2005  .         12.647         13.259             2           12.668          13.295             1
2006  .         13.259         14.905             2           13.295          14.960             1
2007  .         14.905         15.565             2           14.960          15.638             1
2008  .         15.565         10.203             8           15.638          10.261             1
---------       ------         ------           ---           ------          ------           ---
Lincoln VIP Wilshire 2010 Profile
2007  .          N/A            N/A             N/A            N/A             N/A             N/A
2008  .         10.166          7.796             4            N/A             N/A             N/A
---------       ------         ------           ---           ------          ------           ---
Lincoln VIP Wilshire 2020 Profile
2007  .          N/A            N/A             N/A            N/A             N/A             N/A
2008  .          N/A            N/A             N/A            N/A             N/A             N/A
---------       ------         ------           ---           ------          ------           ---
Lincoln VIP Wilshire 2030 Profile
2007  .          N/A            N/A             N/A            N/A             N/A             N/A
2008  .          N/A            N/A             N/A            N/A             N/A             N/A
---------       ------         ------           ---           ------          ------           ---
Lincoln VIP Wilshire 2040 Profile
2007  .          N/A            N/A             N/A            N/A             N/A             N/A
2008  .          N/A            N/A             N/A            N/A             N/A             N/A
---------       ------         ------           ---           ------          ------           ---
Lincoln VIP Wilshire Aggressive Profile
2005  .          N/A            N/A             N/A            N/A             N/A             N/A
2006  .          N/A            N/A             N/A            N/A             N/A             N/A
2007  .          N/A            N/A             N/A            N/A             N/A             N/A
2008  .          N/A            N/A             N/A            N/A             N/A             N/A
---------       ------         ------           ---           ------          ------           ---
Lincoln VIP Wilshire Conservative Profile
2005  .          N/A            N/A             N/A            N/A             N/A             N/A
2006  .         10.442         11.007             2            N/A             N/A             N/A
2007  .         11.007         11.645             7           11.197          11.675            18
2008  .         11.645          9.323             8           11.675           9.356             1*
---------       ------         ------           ---           ------          ------           ---
Lincoln VIP Wilshire Moderate Profile
2005  .         10.031         10.472            57            N/A             N/A             N/A
2006  .         10.472         11.519            65           10.699          11.537             4
2007  .         11.519         12.356            73           11.537          12.388             4
2008  .         12.356          8.900            65           12.388           8.932             5
---------       ------         ------           ---           ------          ------           ---
Lincoln VIP Wilshire Moderately Aggressive Profile
2005  .         10.000         10.649             1*           N/A             N/A             N/A
2006  .         10.649         11.932            24            N/A             N/A             N/A
2007  .         11.932         12.863            23            N/A             N/A             N/A
2008  .         12.863          8.408            26            N/A             N/A             N/A
---------       ------         ------           ---           ------          ------           ---

                             with EGMDB                                     with GOP
             -------------------------------------------    ----------------------------------------
              Accumulation unit value                       Accumulation unit value
             --------------------------      Number of      -----------------------      Number of
              Beginning        End of       accumulation     Beginning      End of      accumulation
              of period        period          units         of period      period         units
             -----------    -----------    -------------    -----------    --------    -------------
             (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in
                                                     2004.)
MFS VIT Core Equity
2003  .          N/A            N/A             N/A           11.712       11.915            436
2004  .         13.326         14.699              1          11.915       13.157              2
2005  .         14.699         14.678              2          13.157       13.151              2
2006  .         14.678         16.396              2          13.151       14.704              1*
2007  .         16.396         17.890              2          14.704       16.061              1*
2008  .         17.890         10.682              1           N/A           N/A            N/A
---------       ------         ------           ----          ------       ------           ----
MFS VIT Growth Series
2003  .          N/A            N/A             N/A            N/A           N/A            N/A
2004  .         13.041         14.466              6          11.916       13.173              1
2005  .         14.466         15.507              6          13.173       14.135              3
2006  .         15.507         16.422              3          14.135       14.984              4
2007  .         16.422         19.535              1*         14.984       17.842              4
2008  .         19.535         12.006              1*         17.842       10.977              2
---------       ------         ------           ----          ------       ------           ----
MFS VIT Total Return Series
2003  .          N/A            N/A             N/A           10.618       11.101          8,516
2004  .         11.872         12.972             32          11.101       12.142             19
2005  .         12.972         13.098             70          12.142       12.272             23
2006  .         13.098         14.388             58          12.272       13.494             24
2007  .         14.388         14.717             66          13.494       13.817             23
2008  .         14.717         11.250             44          13.817       10.573             17
---------       ------         ------           ----          ------       ------          -----
MFS VIT Utilities Series
2003  .         11.381         15.184            294          11.010       11.939          3,265
2004  .         15.184         19.404              2          11.939       15.271             12
2005  .         19.404         22.260             35          15.271       17.537             30
2006  .         22.260         28.689             29          17.537       22.625             31
2007  .         28.689         36.015             30          22.625       28.430             27
2008  .         36.015         22.042             17          28.430       17.418             19
---------       ------         ------           ----          ------       ------          -----
Neuberger Berman AMT Mid-Cap Growth Portfolio
2003  .          9.949         12.540          2,236          11.919       12.151          1,867
2004  .         12.540         14.354             18          12.151       13.922             21
2005  .         14.354         16.067             34          13.922       15.599             21
2006  .         16.067         18.135             40          15.599       17.625             25
2007  .         18.135         21.868             36          17.625       21.274             21
2008  .         21.868         12.187             27          21.274       11.868             17
---------       ------         ------          -----          ------       ------          -----
Neuberger Berman AMT Regency Portfolio
2003  .         10.131         13.980          3,655          12.563       12.811          3,265
2004  .         13.980         16.834             45          12.811       15.443             43
2005  .         16.834         18.555            100          15.443       17.038             69
2006  .         18.555         20.300             92          17.038       18.659             68
2007  .         20.300         20.637             87          18.659       18.988             59
2008  .         20.637         11.003             76          18.988       10.134             51
---------       ------         ------          -----          ------       ------          -----
Putnam VT Growth and Income Fund
2003  .          N/A            N/A             N/A            N/A           N/A            N/A
2004  .         13.542         14.808              1*          N/A           N/A            N/A
2005  .         14.808         15.335              1*          N/A           N/A            N/A
2006  .         15.335         17.492              1*          N/A           N/A            N/A
2007  .         17.492         16.175              1*          N/A           N/A            N/A
2008  .         16.175          9.758              1*          N/A           N/A            N/A
---------       ------         ------          -----          ------       ------          -----
Putnam VT Health Sciences Fund
2003  .         10.812         11.331            575           N/A           N/A            N/A
2004  .          N/A            N/A             N/A            N/A           N/A            N/A
2005  .         11.946         13.308              3           N/A           N/A            N/A
2006  .          N/A            N/A             N/A            N/A           N/A            N/A
2007  .          N/A            N/A             N/A            N/A           N/A            N/A
2008  .          N/A            N/A             N/A            N/A           N/A            N/A
---------       ------         ------          -----          ------       ------          -----


* All numbers less than 500 were rounded up to one.

(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(4)Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix B - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and number of accumulation units for contracts purchased after July 22, 2005 (or later in those states that have not approved the contract changes) for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



                      with EGMDB                           with GOP                          Acct Value DB
          ---------------------------------- ------------------------------------ ------------------------------------
           Accumulation unit                   Accumulation unit                    Accumulation unit
                 value                               value                                value
          --------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning   End of   accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period   period      units      of period    period       units      of period    period       units
          ----------- -------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                       (Accumulation unit value in dollars and Number of accumulation units in thousands)
AllianceBernstein VPS Global Technology
2005  .       N/A        N/A        N/A         N/A          N/A         N/A         N/A          N/A         N/A
2006  .       N/A      11.373         2         N/A          N/A         N/A         N/A          N/A         N/A
2007  .      11.373    13.392        13        16.206      17.289          1*        N/A          N/A         N/A
2008  .      13.392     6.910        15        17.289       8.943          1*        N/A          N/A         N/A
---------    ------    ------       ---        ------      ------        ---        ------        --          ---
AllianceBernstein VPS Growth and Income
2005  .       9.767    10.314         2        13.157      13.550          2         N/A          N/A         N/A
2006  .      10.314    11.850        14        13.550      15.607          3        14.192      15.636          1
2007  .      11.850    12.205        13        15.607      16.114         10        15.636      16.151          1
2008  .      12.205     7.109        15        16.114       9.409         11        16.151       9.436          1
---------    ------    ------       ---        ------      ------        ---        ------      ------        ---
AllianceBernstein VPS International Value
2006  .       9.696    11.832         4         N/A          N/A         N/A         N/A          N/A         N/A
2007  .      11.832    12.263        27        11.722      12.319         40        13.169      12.329          5
2008  .      12.263     5.626        74        12.319       5.666         53         N/A          N/A         N/A
---------    ------    ------       ---        ------      ------        ---        ------      ------        ---
AllianceBernstein VPS Small/Mid Cap Value
2005  .      10.303    10.624         1        15.267      16.159          1*        N/A          N/A         N/A
2006  .      10.624    11.916         4        16.159      18.170          1        16.520      18.202          1
2007  .      11.916    11.881        14        18.170      18.163         11        18.202      18.205          1
2008  .      11.881     7.498        19        18.163      11.491         14        18.205      11.523          1
---------    ------    ------       ---        ------      ------        ---        ------      ------        ---
American Century Investments VP Inflation Protection Fund
2005  .       9.971     9.870         3        10.411      10.410         24         N/A          N/A         N/A
2006  .       9.870     9.847        15        10.410      10.412         68        10.191      10.425          6
2007  .       9.847    10.591        22        10.412      11.226         90        10.425      11.246          7
2008  .      10.591    10.236        52        11.226      10.877         94        11.246      10.901          1*
---------    ------    ------       ---        ------      ------        ---        ------      ------        ---
American Funds Global Growth Fund
2005  .      10.840    11.397         8        11.420      12.661          1         N/A          N/A         N/A
2006  .      11.397    13.480        41        12.661      15.013          4        13.897      15.033          5
2007  .      13.480    15.206        47        15.013      16.977         15        15.033      17.009          7
2008  .      15.206     9.201        58        16.977      10.299         21        17.009      10.323          5
---------    ------    ------       ---        ------      ------        ---        ------      ------        ---
American Funds Global Small Capitalization Fund
2005  .      10.740    11.998        15        16.823      20.764          2         N/A          N/A         N/A
2006  .      11.998    14.619        53        20.764      25.362          7         N/A          N/A         N/A
2007  .      14.619    17.435        69        25.362      30.324         14         N/A          N/A         N/A
2008  .      17.435     7.959        50        30.324      13.877         17         N/A          N/A         N/A
---------    ------    ------       ---        ------      ------        ---        ------      ------        ---
American Funds Growth Fund
2005  .      10.408    11.213        49        13.644      15.610         32         N/A          N/A         N/A
2006  .      11.213    12.138       204        15.610      16.940         67        16.487      16.971          4
2007  .      12.138    13.394       306        16.940      18.739        137        16.971      18.782         18
2008  .      13.394     7.370       380        18.739      10.338        163        18.782      10.367         14
---------    ------    ------       ---        ------      ------        ---        ------      ------        ---
American Funds Growth-Income Fund
2005  .      10.317    10.553        31        13.359      13.921         46         N/A          N/A         N/A
2006  .      10.553    11.940       160        13.921      15.791         66        14.599      15.819          1
2007  .      11.940    12.319       270        15.791      16.332        160        15.819      16.370         14
2008  .      12.319     7.520       338        16.332       9.994        177        16.370      10.022         10
---------    ------    ------       ---        ------      ------        ---        ------      ------        ---
American Funds International Fund
2005  .      10.713    12.011        21        15.507      18.551         14         N/A          N/A         N/A
2006  .      12.011    14.036        86        18.551      21.733         23         N/A          N/A         N/A
2007  .      14.036    16.546       122        21.733      25.683         42        24.841      25.742          3
2008  .      16.546     9.405       135        25.683      14.635         52        25.742      14.676          3
---------    ------    ------       ---        ------      ------        ---        ------      ------        ---

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Capital Reserves
2005  .       9.944      9.913          1*         9.907      9.927          2         N/A          N/A         N/A
2006  .       9.913     10.158          1*         9.927     10.198          2         N/A          N/A         N/A
2007  .      10.158     10.399          3         10.198     10.466          2         N/A          N/A         N/A
2008  .      10.399     10.147         13         10.466     10.238          3         N/A          N/A         N/A
---------    ------     ------         --         ------     ------          -        ------        --          ---
Delaware VIP Diversified Income Series
2005  .      10.043      9.813          4         10.878     10.648         15         N/A          N/A         N/A
2006  .       9.813     10.367         13         10.648     11.277         43         N/A          N/A         N/A
2007  .      10.367     10.937         23         11.277     11.927        119        11.922      11.949          1*
2008  .      10.937     10.216         39         11.927     11.169        118        11.949      11.195          1*
---------    ------     ------         --         ------     ------        ---        ------      ------        ---
Delaware VIP Emerging Markets Series
2005  .      10.797     12.023         18         11.009     12.040         11         N/A          N/A         N/A
2006  .      12.023     14.975         60         12.040     15.034         22         N/A          N/A         N/A
2007  .      14.975     20.372         86         15.034     20.503         33        16.744      20.530          2
2008  .      20.372      9.667         97         20.503      9.754         42        20.530       9.771          4
---------    ------     ------         --         ------     ------        ---        ------      ------        ---
Delaware VIP High Yield Series
2005  .      10.306     10.227          4         12.433     12.651          8         N/A          N/A         N/A
2006  .      10.227     11.270          9         12.651     13.976         16        13.362      14.001          1*
2007  .      11.270     11.351         16         13.976     14.111         58        14.001      14.144          1
2008  .      11.351      8.425         17         14.111     10.500         56        14.144      10.530          1
---------    ------     ------         --         ------     ------        ---        ------      ------        ---
Delaware VIP REIT Series
2005  .      10.460     10.397         14         15.738     16.559          8         N/A          N/A         N/A
2006  .      10.397     13.513         48         16.559     21.575         16         N/A          N/A         N/A
2007  .      13.513     11.390         57         21.575     18.231         26         N/A          N/A         N/A
2008  .      11.390      7.239         57         18.231     11.616         27         N/A          N/A         N/A
---------    ------     ------         --         ------     ------        ---        ------      ------        ---
Delaware VIP Small Cap Value Series
2005  .      10.439     10.758          8         15.704     16.877          8         N/A          N/A         N/A
2006  .      10.758     12.245         48         16.877     19.257         11        18.074      19.292          1*
2007  .      12.245     11.204         63         19.257     17.664         26        19.292      17.705          1
2008  .      11.204      7.695         98         17.664     12.162         27        17.705      12.197          1
---------    ------     ------         --         ------     ------        ---        ------      ------        ---
Delaware VIP Trend Series
2005  .      10.741     11.228          2         13.875     14.428          2         N/A          N/A         N/A
2006  .      11.228     11.837         13         14.428     15.248          6         N/A          N/A         N/A
2007  .      11.837     12.841         12         15.248     16.584          6        17.924      16.623          1
2008  .      12.841      6.702         17         16.584      8.677          7        16.623       8.701          2
---------    ------     ------         --         ------     ------        ---        ------      ------        ---
Delaware VIP US Growth Series
2006  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A          N/A         N/A
2007  .      10.876     11.558          1         13.608     14.568          1*        N/A          N/A         N/A
2008  .      11.558      6.486         24          N/A         N/A         N/A         N/A          N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------      ------        ---
Delaware VIP Value Series
2005  .       9.981     10.345          1*        13.590     14.156          6         N/A          N/A         N/A
2006  .      10.345     12.577         36         14.156     17.255         19         N/A          N/A         N/A
2007  .      12.577     11.982         47         17.255     16.481         42        18.612      16.518          1
2008  .      11.982      7.818         62         16.481     10.779         38        16.518      10.810          1
---------    ------     ------        ---         ------     ------        ---        ------      ------        ---
DWS VIP Equity 500 Index
2005  .      10.189     10.398          4         13.074     13.442         11         N/A          N/A         N/A
2006  .      10.398     11.769          8         13.442     15.253         16        13.997      15.280          1
2007  .      11.769     12.141         13         15.253     15.774         17        15.280      15.810          1
2008  .      12.141      7.472         12         15.774      9.732         19        15.810       9.759          1
---------    ------     ------        ---         ------     ------        ---        ------      ------        ---
DWS VIP Small Cap Index
2005  .      10.680     10.758          1          N/A         N/A         N/A         N/A          N/A         N/A
2006  .      10.758     12.382         18         17.533     18.497          1         N/A          N/A         N/A
2007  .      12.382     11.898         21         18.497     17.819          1         N/A          N/A         N/A
2008  .      11.898      7.674         29         17.819     11.522          1         N/A          N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------      ------        ---
Fidelity VIP Contrafund Portfolio
2005  .      10.561     11.222          8         13.897     15.964         14         N/A          N/A         N/A
2006  .      11.222     12.282         95         15.964     17.515         34        17.087      17.547          4
2007  .      12.282     14.150        127         17.515     20.229         53        17.547      20.276         12
2008  .      14.150      7.964        145         20.229     11.415         64        20.276      11.447          5
---------    ------     ------        ---         ------     ------        ---        ------      ------        ---

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Growth Portfolio
2005  .       N/A         N/A         N/A         12.478     12.962          5          N/A         N/A         N/A
2006  .      11.311     11.104          2         12.962     13.601          4          N/A         N/A         N/A
2007  .      11.104     13.814         24         13.601     16.962          8          N/A         N/A         N/A
2008  .      13.814      7.149         26         16.962      8.800         12          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------         --          --          --          ---
Fidelity VIP Mid Cap
2005  .      10.652     11.554         19         11.124     11.571          8          N/A         N/A         N/A
2006  .      11.554     12.756         50         11.571     12.806         15          N/A         N/A         N/A
2007  .      12.756     14.450         84         12.806     14.543         29         13.856     14.562          4
2008  .      14.450      8.571         83         14.543      8.648         52         14.562      8.663          6
---------    ------     ------        ---         ------     ------         --         ------     ------        ---
Fidelity VIP Overseas Portfolio
2005  .      10.944     11.971          1         15.831     18.515          2          N/A         N/A         N/A
2006  .      11.971     13.848          5         18.515     21.470          3          N/A         N/A         N/A
2007  .      13.848     15.920         10         21.470     24.745          3          N/A         N/A         N/A
2008  .      15.920      8.762          9         24.745     13.654          4          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------         --         ------     ------        ---
FTVIPT Franklin Income Securities
2006  .      10.180     11.212         38         10.955     11.229          1*         N/A         N/A         N/A
2007  .      11.212     11.425         86         11.229     11.471         41         11.759     11.481         11
2008  .      11.425      7.894        106         11.471      7.945         59         11.481      7.956          5
---------    ------     ------        ---         ------     ------         --         ------     ------        ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2005  .      10.277     10.929          1         13.731     14.667          1          N/A         N/A         N/A
2006  .      10.929     11.667          8         14.667     15.696          5          N/A         N/A         N/A
2007  .      11.667     12.747         23         15.696     17.192         14         17.936     17.232          2
2008  .      12.747      7.199         29         17.192      9.734         17         17.232      9.762          1*
---------    ------     ------        ---         ------     ------         --         ------     ------        ---
FTVIPT Mutual Shares Securities
2006  .      10.145     11.256         25         10.479     11.274         13          N/A         N/A         N/A
2007  .      11.256     11.440         63         11.274     11.488         58         12.389     11.497          6
2008  .      11.440      7.066         98         11.488      7.114         68         11.497      7.123          2
---------    ------     ------        ---         ------     ------         --         ------     ------        ---
FTVIPT Templeton Global Income Securities
2005  .       N/A         N/A         N/A          9.862      9.878          6          N/A         N/A         N/A
2006  .      10.203     10.926         24          9.878     10.969         14         10.437     10.977          7
2007  .      10.926     11.912         50         10.969     11.988         27         10.977     12.004          7
2008  .      11.912     12.425         81         11.988     12.537         40         12.004     12.559          1
---------    ------     ------        ---         ------     ------         --         ------     ------        ---
FTVIPT Templeton Growth Securities Fund
2005  .      10.420     10.809          2         14.496     15.538          5          N/A         N/A         N/A
2006  .      10.809     12.931         29         15.538     18.635          9          N/A         N/A         N/A
2007  .      12.931     12.999         27         18.635     18.779         19          N/A         N/A         N/A
2008  .      12.999      7.363         16         18.779     10.665         20          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------         --         ------     ------        ---
Lincoln VIP Baron Growth Opportunities(4)
2006  .      10.203     10.607          4          N/A         N/A         N/A          N/A         N/A         N/A
2007  .      10.607     10.774         29         11.139     10.817         10          N/A         N/A         N/A
2008  .      10.774      6.440         41         10.817      6.482         24          9.414      6.491          1
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lincoln VIP Capital Growth
2007  .      10.789     10.691         21          9.818     10.708          3          N/A         N/A         N/A
2008  .      10.691      6.118         33         10.708      6.143          7          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lincoln VIP Cohen & Steers Global Real Estate
2007  .       9.092      8.211         12          9.800      8.223         22          8.372      8.226          1*
2008  .       8.211      4.663         31          8.223      4.682         52          8.226      4.686          3
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lincoln VIP Columbia Value Opportunities
2007  .       N/A         N/A         N/A         10.130      9.361          3          9.669      9.364          2
2008  .       8.457      6.047         20          9.361      6.071          3          9.364      6.075          3
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lincoln VIP Core Fund(1)
2005  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2006  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lincoln VIP Delaware Bond
2005  .      10.009      9.872         25         10.364     10.448         78          N/A         N/A         N/A
2006  .       9.872     10.127         93         10.448     10.745        117         10.560     10.765          1
2007  .      10.127     10.461        160         10.745     11.127        165         10.765     11.153          8
2008  .      10.461      9.940        269         11.127     10.599        164         11.153     10.628          1
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Delaware Growth and Income
2005  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2006  .      10.513     11.400          3         10.519     11.444          2          N/A         N/A         N/A
2007  .      11.400     11.852          3         11.444     11.928          3          N/A         N/A         N/A
2008  .      11.852      7.450          3         11.928      7.517          5          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --
Lincoln VIP Delaware Social Awareness
2005  .       N/A         N/A         N/A         13.579     14.941          2          N/A         N/A         N/A
2006  .      11.158     11.836          7         14.941     16.480          2          N/A         N/A         N/A
2007  .      11.836     11.940         10         16.480     16.666          2          N/A         N/A         N/A
2008  .      11.940      7.665         10         16.666     10.726          3          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --
Lincoln VIP Delaware Special Opportunities
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       8.264      5.663          6          8.914      5.686          1          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --
Lincoln VIP FI Equity-Income
2005  .       9.898     10.463          2         10.110     10.478          1          N/A         N/A         N/A
2006  .      10.463     11.406         25         10.478     11.451          2         10.642     11.458          1
2007  .      11.406     11.661         40         11.451     11.736         12         11.458     11.749          1
2008  .      11.661      7.046         47         11.736      7.109         21         11.749      7.120          1
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lincoln VIP Growth Fund(2)
2005  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2006  .       9.974     11.245          1*         N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lincoln VIP Growth Opportunities(3)
2005  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2006  .      12.161     12.336         14         12.822     12.385          1          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lincoln VIP Janus Capital Appreciation
2005  .       N/A         N/A         N/A         12.574     12.905          1          N/A         N/A         N/A
2006  .       N/A         N/A         N/A         12.905     13.901          1          N/A         N/A         N/A
2007  .      11.961     13.250          2         13.901     16.440          2          N/A         N/A         N/A
2008  .      13.250      7.682          6         16.440      9.556          2          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lincoln VIP Marsico International Growth
2007  .      10.049     11.135          9         10.054     11.153          8          N/A         N/A         N/A
2008  .      11.135      5.570         50         11.153      5.593         13          9.945      5.597          1
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lincoln VIP MFS Value
2007  .       9.731      9.698          1*        10.097      9.713          4         10.017      9.716          2
2008  .       9.698      6.433         31          9.713      6.459         15          9.716      6.464          3
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lincoln VIP Mid-Cap Value
2007  .       9.972      8.627          8          9.979      8.641          9          N/A         N/A         N/A
2008  .       8.627      5.012         42          8.641      5.032         16          7.433      5.036          1
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lincoln VIP Mondrian International Value
2005  .      10.585     11.087          4         15.605     17.248         11          N/A         N/A         N/A
2006  .      11.087     14.122         45         17.248     22.025         17          N/A         N/A         N/A
2007  .      14.122     15.425         65         22.025     24.116         27         24.096     24.172          2
2008  .      15.425      9.573         60         24.116     15.004         29         24.172     15.046          2
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lincoln VIP Money Market Fund
2005  .      10.045     10.065          1*         9.834      9.928         11          N/A         N/A         N/A
2006  .      10.065     10.322          7          9.928     10.207         35          N/A         N/A         N/A
2007  .      10.322     10.615         76         10.207     10.523        104         10.511     10.547          3
2008  .      10.615     10.643        266         10.523     10.577        131         10.547     10.607         50
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lincoln VIPT SSGA Bond Index
2008  .       9.998     10.449         14         10.039     10.462          2          9.987     10.465          5
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lincoln VIPT SSGA Developed International 150
2008  .       5.567      6.253          3          N/A         N/A         N/A          5.333      6.263          2
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lincoln VIPT SSGA Emerging Markets 100
2008  .       6.899      6.045          3          N/A         N/A         N/A          5.159      6.055          1
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lincoln VIPT SSGA International Index
2008  .       5.744      6.390          3          N/A         N/A         N/A          5.450      6.400          1
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lincoln VIPT SSGA Large Cap 100
2008  .       9.876      6.965         28          N/A         N/A         N/A          5.867      6.976          3
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP SSgA S&P 500 Index
2007  .      11.620     11.277          1         11.740     11.348         18         11.807     11.363          6
2008  .      11.277      6.939         19         11.348      7.000         22         11.363      7.013          4
---------    ------     ------         --         ------     ------         --         ------     ------          -
Lincoln VIP SSgA Small Cap Index
2007  .      10.080      9.136          6         10.228      9.150          9          N/A         N/A         N/A
2008  .       9.136      5.910         12          9.150      5.934          9          4.833      5.939          1
---------    ------     ------         --         ------     ------         --         ------     ------        ---
Lincoln VIPT SSGA Small/Mid Cap 200
2008  .       6.450      7.216          2          N/A         N/A         N/A          5.750      7.227          1
---------    ------     ------         --         ------     ------        ---         ------     ------        ---
Lincoln VIP T. Rowe Price Growth Stock
2007  .       N/A         N/A         N/A         10.388      9.927          3          N/A         N/A         N/A
2008  .       9.457      5.647         29          9.927      5.670          4          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lincoln VIP T. Rowe Price Structured Mid-Cap Growth
2005  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2006  .       N/A         N/A         N/A         14.514     15.930          1*        15.930     15.959         12
2007  .      13.019     13.067          1         15.930     17.771          3         15.959     17.812         11
2008  .      13.067      7.326          3         17.771      9.988          4         17.812     10.016          2
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lincoln VIP Templeton Growth
2007  .      10.052      9.783          9          9.972      9.798         27          9.786      9.801          1*
2008  .       9.783      5.967         22          9.798      5.991         34          9.801      5.996          1*
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lincoln VIP Turner Mid-Cap Growth
2007  .      10.150     10.935         20         10.578     10.950          1*         N/A         N/A         N/A
2008  .      10.935      5.431         34         10.950      5.451          6          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lincoln VIP UBS Global Asset Allocation
2005  .      10.288     10.569          1*         N/A         N/A         N/A          N/A         N/A         N/A
2006  .      10.569     11.857          3          N/A         N/A         N/A         13.896     14.960          1
2007  .      11.857     12.357         14          N/A         N/A         N/A         14.960     15.638          1
2008  .      12.357      8.084         40          N/A         N/A         N/A         15.638     10.261          1
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lincoln VIP Wilshire 2010 Profile
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .      10.153      7.771          2          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lincoln VIP Wilshire 2020 Profile
2007  .       N/A         N/A         N/A         10.109     10.287          1          N/A         N/A         N/A
2008  .       9.466      7.357          6         10.287      7.387          3          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lincoln VIP Wilshire 2030 Profile
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lincoln VIP Wilshire 2040 Profile
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       9.440      6.442          4          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lincoln VIP Wilshire Aggressive Profile
2005  .      10.559     10.872          5          N/A         N/A         N/A          N/A         N/A         N/A
2006  .      10.872     12.414         10         11.115     12.463         47          N/A         N/A         N/A
2007  .      12.414     13.503         11         12.463     13.590         47          N/A         N/A         N/A
2008  .      13.503      7.875         17         13.590      7.946         55          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lincoln VIP Wilshire Conservative Profile
2005  .      10.199     10.243          1          9.969     10.257         21          N/A         N/A         N/A
2006  .      10.243     10.972         17         10.257     11.015         23          N/A         N/A         N/A
2007  .      10.972     11.585         26         11.015     11.660         35         11.468     11.675          4
2008  .      11.585      9.256         31         11.660      9.340         45          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lincoln VIP Wilshire Moderate Profile
2005  .      10.398     10.460          3         10.327     10.475         17          N/A         N/A         N/A
2006  .      10.460     11.483         96         10.475     11.528         57          N/A         N/A         N/A
2007  .      11.483     12.293        127         11.528     12.372        194         12.590     12.388          9
2008  .      12.293      8.836        149         12.372      8.916        197         12.388      8.932         28
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       with EGMDB                            with GOP                         Acct Value DB
          ------------------------------------ ------------------------------------ ----------------------------------
            Accumulation unit                    Accumulation unit                   Accumulation unit
                  value                                value                               value
          ----------------------   Number of   ----------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning   End of   accumulation
           of period    period       units      of period    period       units      of period   period      units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- -------- -------------
                       (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Wilshire Moderately Aggressive Profile
2005  .   10.421        10.637         40        10.251      10.652         16         N/A        N/A         N/A
2006  .   10.637        11.895         76        10.652      11.941         24        11.277    11.951         11
2007  .   11.895        12.797        113        11.941      12.880         65        11.951    12.896         11
2008  .   12.797         8.348         89        12.880       8.423         65         N/A        N/A         N/A
--------- ------        ------        ---        ------      ------         --        ------    ------        ---
MFS VIT Growth Series
2008  .   N/A             N/A         N/A         N/A          N/A         N/A         N/A        N/A         N/A
--------- ------        ------        ---        ------      ------        ---        ------    ------        ---
MFS VIT Total Return Series
2005  .   10.020        10.115          6        12.132      12.256          8         N/A        N/A         N/A
2006  .   10.115        11.089         25        12.256      13.470         10         N/A        N/A         N/A
2007  .   11.089        11.320         30        13.470      13.785         12         N/A        N/A         N/A
2008  .   11.320         8.636         38        13.785      10.543         13         N/A        N/A         N/A
--------- ------        ------        ---        ------      ------        ---        ------    ------        ---
MFS VIT Utilities Series
2005  .   10.658        11.047         31        15.259      17.514          2         N/A        N/A         N/A
2006  .   11.047        14.209         64        17.514      22.584          5        19.871    22.625          1
2007  .   14.209        17.801         88        22.584      28.365         25        22.625    28.430          1
2008  .   17.801        10.873         77        28.365      17.369         28        28.430    17.418          1
--------- ------        ------        ---        ------      ------        ---        ------    ------        ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2005  .   10.635        11.183          4         N/A          N/A         N/A         N/A        N/A         N/A
2006  .   11.183        12.597         32        17.549      17.594          2         N/A        N/A         N/A
2007  .   12.597        15.160         41        17.594      21.226          4         N/A        N/A         N/A
2008  .   15.160         8.432         38        21.226      11.835          5         N/A        N/A         N/A
--------- ------        ------        ---        ------      ------        ---        ------    ------        ---
Neuberger Berman AMT Regency Portfolio
2005  .   10.553        11.004         13        15.430      17.016          6         N/A        N/A         N/A
2006  .   11.004        12.014         21        17.016      18.625          7         N/A        N/A         N/A
2007  .   12.014        12.190         22        18.625      18.944          7         N/A        N/A         N/A
2008  .   12.190         6.486         13        18.944      10.106          7         N/A        N/A         N/A
--------- ------        ------        ---        ------      ------        ---        ------    ------        ---


*  All numbers less than 500 were rounded up to one.

(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(4)Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

OVERVIEW OF LIVING BENEFIT RIDERS

We offer a number of optional living benefit riders that, for an additional fee, offer certain guarantees, if certain conditions are met. These living benefit riders are described briefly below. Please see the more detailed description in the prospectus discussion for each rider, as well as the Charges and Other Deductions section of the prospectus, for important information on the costs, restrictions, and availability of each rider. Please consult your registered representative as to whether any living benefit rider is appropriate for you based on factors such as your investment objectives, risk tolerance, liquidity needs, and time horizon. Not all riders or features are available in all states. Prior versions of these riders may have different features.

------------------------------------------------------------------------------------------------------------------------
                            LINCOLN SMARTSECURITY(R)       LINCOLN SMARTSECURITY(R)        LINCOLN LIFETIME INCOME(SM)
                           ADVANTAGE 5-YR. ELECTIVE        ADVANTAGE 1-YR. AUTOMATIC      ADVANTAGE (WITH OR WITHOUT
                                    STEP-UP                         STEP-UP                LINCOLN LIFETIME INCOME(SM)
                                                           (PRIOR VERSIONS MAY VARY)            ADVANTAGE PLUS)
------------------------------------------------------------------------------------------------------------------------
1. Overview               Designed to guarantee that      Designed to guarantee that      Designed to guarantee that
                          at least the entire amount      if you make your first          if you make your first
                          of your purchase payments       withdrawal on or after the      withdrawal on or after the
                          will be returned to you         date you reach age 65, you      date you reach age 59 1/2 (age
                          through periodic                are guaranteed income for       65 under Joint Life), you
                          withdrawals, regardless of      your life (and your             are guaranteed income for
                          the investment performance      spouse's, under Joint Life      your life (and your
                          of the contract.  (no           version),                       spouse's, under Joint Life
                          longer available for            even after the entire           version).
                          purchase on or after            amount of purchase payments
                          January 16, 2009)               has been returned to you        LINCOLN LIFETIME INCOME(SM)
                                                          through periodic                Advantage Plus is designed
                                                          withdrawals.  If lifetime       to guarantee that contract
                                                          withdrawals are not in          value will not be less than
                                                          effect, you may make            the initial purchase
                                                          periodic withdrawals of the     payment (or contract value
                                                          Guaranteed Amount.              on rider date) at the end
                                                                                          of a 7-year period if you
                                                                                          make no withdrawals and
                                                                                          cancel the LINCOLN LIFETIME
                                                                                          INCOME(SM) Advantage at that
                                                                                          time.
------------------------------------------------------------------------------------------------------------------------
2. Current Fee            0.65% of Guaranteed Amount        0.65% (Single Life) or        0.90% of Guaranteed Amount
                                                             0.80% (Joint Life) of            (1.05% with LINCOLN
                                                               Guaranteed Amount          LIFETIME INCOME(SM) Advantage
                                                                                                     Plus)
-------------------------------------------------------------------------------------------------------------------------
3. Guaranteed             0.95% of Guaranteed Amount      1.50% of Guaranteed Amount      1.50% of Guaranteed Amount
   Maximum Fee
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                          I4LIFE(R) ADVANTAGE                4LATER(R) ADVANTAGE            1)  4LATER(R) ADVANTAGE
                                                                                            GUARANTEED INCOME BENEFIT
                                                                                            2)  I4LIFE(R) ADVANTAGE
                                                                                            GUARANTEED INCOME BENEFIT
                                                                                           (VERSION 3) (PRIOR VERSIONS
                                                                                                   MAY VARY)
                                                                                            3)  GUARANTEED INCOME
                                                                                            BENEFIT FOR PURCHASERS OF
                                                                                           LINCOLN LIFETIME INCOME(SM)
                                                                                                    ADVANTAGE
------------------------------------------------------------------------------------------------------------------------
1. Overview               Designed to provide an          Designed to guarantee today     Designed to use the Income
                          income program that             a future minimum payout         Base established under
                          combines variable lifetime      floor for i4LIFE(R) Advantage   4LATER(R) Advantage (if
                          income payments and a death     regular income payments,        4LATER(R) Advantage
                          benefit with the ability to     regardless of investment        Guaranteed Income Benefit
                          make withdrawals during a       performance, by providing       is elected) or the Account
                          defined period.                 an Income Base during the       Value* established under
                                                          accumulation period that        i4LIFE(R) Advantage (if
                                                          can be used to establish in     i4LIFE(R) Advantage
                                                          the future a Guaranteed         Guaranteed Income Benefit
                                                          Income Benefit with i4LIFE(R)   is elected) or the
                                                          Advantage.                      Guaranteed Amount under
                                                                                          LINCOLN LIFETIME INCOME(SM)
                                                                                          Advantage (for prior
                                                                                          purchasers of LINCOLN
                                                                                          LIFETIME INCOME(SM) ) to
                                                                                          provide a minimum payout
                                                                                          floor for i4LIFE(R) Advantage
                                                                                          regular income payments,
                                                                                          regardless of investment
                                                                                          performance.

                                                                                          * Can instead use the
                                                                                          remaining Guaranteed Amount
                                                                                          under LINCOLN
                                                                                          SMARTSECURITY(R) Advantage
------------------------------------------------------------------------------------------------------------------------

2. Current Fee            Varies based on product and        0.65% of Income Base         1) 0.65% added to the i4LIFE(R)
                             death benefit option                                         Advantage charge
                              (assessed as a % of                                         (4LATER(R) Advantage
                            account value, and only                                       Guaranteed Income Benefit)
                             during annuity payout                                        2) 0.50% added to the i4LIFE(R)
                                    phase)                                                Advantage charge (i4LIFE(R)
                                                                                          Advantage Guaranteed Income
                                                                                          Benefit) (assessed as a % of
                                                                                          account value, and only during
                                                                                          annuity payout phase
------------------------------------------------------------------------------------------------------------------------
3. Guaranteed                 Same as current fee            1.50% of Income Base          1.50% added to the i4LIFE(R)
   Maximum Fee                                                                                Advantage charge
                                                                                          (assessed as a % of account
                                                                                             value, and only during
                                                                                             annuity payout phase)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                            LINCOLN SMARTSECURITY(R)        LINCOLN SMARTSECURITY(R)       LINCOLN LIFETIME INCOME(SM)
                           ADVANTAGE 5-YR. ELECTIVE         ADVANTAGE 1-YR. AUTOMATIC    ADVANTAGE (WITH OR WITHOUT
                                    STEP-UP                          STEP-UP              LINCOLN LIFETIME INCOME(SM)
                                                            (PRIOR VERSIONS MAY VARY)          ADVANTAGE PLUS)
------------------------------------------------------------------------------------------------------------------------
4. Withdrawals                 Yes - 7% annually                Yes - 5% annually               Yes - 5% annually
   Permitted                                                                             Withdrawals negate LINCOLN
                                                                                      LIFETIME INCOME(SM) Advantage
                                                                                                    Plus
------------------------------------------------------------------------------------------------------------------------
5. Payments                           No                   Yes (if conditions are met)   Yes (if conditions are met)
   for Life
------------------------------------------------------------------------------------------------------------------------
6. Potential                    Purchase Payments              Purchase Payments               Purchase Payments
   Increases to              Optional 5-Year Step-Ups      Automatic Annual Step-Ups            5% Enhancements
   Guaranteed Amount,         (if conditions are met)       (if conditions are met)          Automatic Annual Step-Ups
   Income Base, or                                                                                 200% Step-Up
   Guaranteed Income                                                                          (if conditions are met)
   Benefit (as
   applicable)
------------------------------------------------------------------------------------------------------------------------
7. Investment                 Option 3 (different              Option 3 (different              Option 3 (different
   Requirements            Investment Requirements may     Investment Requirements may       Investment Requirements may
                            apply depending upon date       apply depending upon date        apply depending upon date
                                of purchase.  See               of purchase.  See                of purchase.  See
                            Investment Requirements         Investment Requirements           Investment Requirements
                            section of prospectus for      section of prospectus for        section of prospectus for
                                 more details)                   more details)                     more details)
------------------------------------------------------------------------------------------------------------------------
8. Ability to                        Yes                    Yes, after the first rider        Yes-may impact the charge
   Make Additional                                          anniversary, if cumulative
   Purchase                                                 payments are over $100,000
   Payments if Contract                                       and prior Home Office
   Value is greater than                                      approval is provided
   zero
------------------------------------------------------------------------------------------------------------------------
9. Spousal                          Yes                              Yes                               No
   Continuation
------------------------------------------------------------------------------------------------------------------------
10. Ability to                Yes, after 5 years               Yes, after 5 years                 Yes, after 7 Years
    Cancel Rider             following the later of           following the later of
                            rider effective date or          rider effective date or
                            contractowner-elected step-     contractowner-elected step-
                                      up                              up
------------------------------------------------------------------------------------------------------------------------

11. Nursing                           No                              No                               Yes
    Home Benefit
------------------------------------------------------------------------------------------------------------------------
12. May Elect                         No                              No                               No
    Other Living Benefit
    Riders
------------------------------------------------------------------------------------------------------------------------


                             I4LIFE(R) ADVANTAGE             4LATER(R) ADVANTAGE          1)  4LATER(R) ADVANTAGE
                                                                                         GUARANTEED INCOME BENEFIT
                                                                                          2)  I4LIFE(R) ADVANTAGE
                                                                                         GUARANTEED INCOME BENEFIT
                                                                                        (VERSION 3) (PRIOR VERSIONS
                                                                                                  MAY VARY)
                                                                                           3)  GUARANTEED INCOME
                                                                                          BENEFIT FOR PURCHASERS OF
                                                                                         LINCOLN LIFETIME INCOME(SM)
                                                                                                  ADVANTAGE
------------------------------------------------------------------------------------------------------------------------
4. Withdrawals            Yes, during Access Period       Yes, only after you elect                   No
   Permitted                                                i4LIFE(R) Advantage


------------------------------------------------------------------------------------------------------------------------
5. Payments               Yes (if conditions are met)     If elect i4LIFE(R)Advantage        Yes (if conditions are met)
   for Life
------------------------------------------------------------------------------------------------------------------------
6. Potential                         N/A                     Purchase Payments                Automatic Annual Step-Ups
   Increases to                                           15% Enhancements (every 3           Prior versions will have
   Guaranteed Amount,                                             years)                          different Step-Up
   Income Base, or                                                                                  provisions
   Guaranteed Income                                     Resets to contract value
   Benefit (as
   applicable)                                            (if conditions are met)              (if conditions are met)
------------------------------------------------------------------------------------------------------------------------
7. Investment                       None                    Option 3 (different                    Option 3 (different
   Requirements                                         Investment Requirements may          Investment Requirements may
                                                         apply depending upon date            apply depending upon date
                                                             of purchase.  See                     of purchase.  See
                                                          Investment Requirements               Investment Requirements
                                                         section of prospectus for             section of prospectus for
                                                               more details)                        more details)
------------------------------------------------------------------------------------------------------------------------
8. Ability to               No (non-qualified                      Yes                                    No
   Make Additional                 contracts)
   Purchase
   Payments if              Yes, during Access Period,
   Contract Value           unless 4LATER(R) Advantage
   is greater than          Guaranteed Income Benefit
   zero                       or i4LIFE(R) Advantage
                            Guaranteed Income Benefit
                                 has been elected
                              (qualified contracts)
------------------------------------------------------------------------------------------------------------------------
9. Spousal                            No                   Yes (prior to Periodic                        No
   Continuation                                          Income Commencement Date)
------------------------------------------------------------------------------------------------------------------------
10. Ability to               No (non-qualified            Yes, after 3 years                     Yes, after 3 years
    Cancel Rider                contracts)              following the later of                 following the later of
                                                        rider effective date or               rider effective date or
                             Yes, at any time              most recent Reset                    most recent Reset (if
                           (qualified contracts)                                                 4LATER(R) Advantage
                                                                                             Guaranteed Income Benefit
                                                                                            is elected or purchasers of
                                                                                             LINCOLN LIFETIME INCOME(SM)
                                                                                                Advantage elect the
                                                                                             Guaranteed Income Benefit)
                                                                                                Yes, at any time (if
                                                                                                 i4LIFE(R) Advantage
                                                                                             Guaranteed Income Benefit
                                                                                                     is elected)
------------------------------------------------------------------------------------------------------------------------
11. Nursing                           No                           No                                    No
    Home Benefit
------------------------------------------------------------------------------------------------------------------------
12. May Elect               Limited to Guaranteed         No (prior to Periodic                  Limited to i4LIFE(R)
    Other Living Benefit       Income Benefit           Income Commencement Date)                    Advantage
    Riders
------------------------------------------------------------------------------------------------------------------------


                    LINCOLN LIFE VARIABLE ANNUITY CONTRACTS
                  ELIGIBLE FOR INCLUSION IN OWNER'S INVESTMENT


The American Legacy                              Lincoln ChoicePlus
American Legacy II                               Lincoln ChoicePlus Access
American Legacy III                              Lincoln ChoicePlus Bonus
American Legacy III C Share                      Lincoln ChoicePlus II
American Legacy III Plus                         Lincoln ChoicePlus II Access
American Legacy III View                         Lincoln ChoicePlus II Bonus
American Legacy Shareholder's Advantage          Lincoln ChoicePlus II Advance
American Legacy Design                           Lincoln ChoicePlus Assurance (A Share)
                                                 Lincoln ChoicePlus Assurance (A Class)
Multi-Fund(R)                                    Lincoln ChoicePlus Assurance (B Share)
Multi-Fund(R) 5                                  Lincoln ChoicePlus Assurance (B Class)
                                                 Lincoln ChoicePlus Assurance (C Share)
                                                 Lincoln ChoicePlus Assurance (L Share)
                                                 Lincoln ChoicePlus Assurance (Bonus)
                                                 Lincoln ChoicePlus Design

                                SAI 2

Lincoln ChoicePlus AssuranceSM (Bonus)
Lincoln New York Account N for Variable Annuities    (Registrant)


Lincoln Life & Annuity Company of New York   (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the Lincoln ChoicePlus AssuranceSM (Bonus) prospectus of Lincoln New York Account N for Variable Annuities dated May 1, 2009. You may obtain a copy of the Lincoln ChoicePlus AssuranceSM (Bonus) prospectus on request and without charge. Please write Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583.




Table of Contents





Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-6
More About the S&P 500 Index                    B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7


This SAI is not a prospectus.

The date of this SAI is May 1, 2009.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

The financial statements of the VAA and the financial statements of Lincoln New York appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Keeper of Records


All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.




Principal Underwriter

Lincoln Financial Distributors, Inc., ("LFD"), an affiliate of Lincoln New York, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives who are also associated with Lincoln Financial Advisors Corporation ("LFA"), our affiliate and the principal underwriter for certain other contracts issued by the Principal Underwriter. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFA (prior to May 1, 2007) and LFD (on and after May 1,
2007), acting as the Principal Underwriter paid $8,920,347, $11,095,671, and $9,599,993 to LFA and Selling Firms in 2006, 2007, and 2008, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the interest adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the interest adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The interest adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%




         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n


                          SURRENDER VALUE CALCULATION




                                               (3)
                (1)       (2)                  Adjusted   (4)       (5)          (6)         (7)
                Annuity   1 + Interest         Annuity    Minimum   Greater of   Surrender   Surrender
Contract Year   Value     Adjustment Formula   Value      Value     (3) & (4)    Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
  1............ $51,710        0.962268        $49,759    $50,710   $50,710      $4,250      $46,460
  2............ $53,480        0.985646        $52,712    $51,431   $52,712      $4,250      $48,462
  3............ $55,312        1.000000        $55,312    $52,162   $55,312      $4,000      $51,312
  4............ $57,208        1.009756        $57,766    $52,905   $57,766      $3,500      $54,266
  5............ $59,170           N/A          $59,170    $53,658   $59,170      $3,000      $56,170


                           ANNUITY VALUE CALCULATION



                   BOY*                              Annual        EOY**
                   Annuity       Guaranteed          Account       Annuity
Contract Year      Value         Interest Rate       Fee           Value
------------------ ---------     ---------------     ---------     ----------
   1...............$50,000   x       1.035       -   $40       =   $51,710
   2...............$51,710   x       1.035       -   $40       =   $53,480
   3...............$53,480   x       1.035       -   $40       =   $55,312
   4...............$55,312   x       1.035       -   $40       =   $57,208
   5...............$57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                   Surrender
                   Charge                       Surrender
Contract Year      Factor         Deposit       Charge
------------------ ----------     ---------     ----------
   1...............     8.5%  x   $50,000   =   $4,250
   2...............     8.5%  x   $50,000   =   $4,250
   3...............     8.0%  x   $50,000   =   $4,000
   4...............     7.0%  x   $50,000   =   $3,500
   5...............     6.0%  x   $50,000   =   $3,000

                       1 + INTEREST ADJUSTMENT FORMULA CALCULATION





Contract Year       Index A      Index B      Adj Index B      N        Result
----------------    ---------    ---------    -------------    -----    ---------
  1.............     3.50%        4.00%          4.50%          4       0.962268
  2.............     3.50%        3.50%          4.00%          3       0.985646
  3.............     3.50%        3.00%          3.50%          2       1.000000
  4.............     3.50%        2.00%          2.50%          1       1.009756
  5.............     3.50%         N/A            N/A          N/A         N/A


                           MINIMUM VALUE CALCULATION



                                  Minimum             Annual
                                  Guaranteed          Account       Minimum
Contract Year                     Interest Rate       Fee           Value
------------------                ---------------     ---------     ----------
   1...............$50,000    x       1.015       -   $40       =   $50,710
   2...............$50,710    x       1.015       -   $40       =   $51,431
   3...............$51,431    x       1.015       -   $40       =   $52,162
   4...............$52,162    x       1.015       -   $40       =   $52,905
   5...............$52,905    x       1.015       -   $40       =   $53,658

                               * BOY = beginning of year

                                          ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax (and less any surrender charges on purchase payments in the contract for less than 12 months if bonus credits applied to the purchase payments);
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables modified, with an assumed investment return at the rate of 3%, 4% or 5% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.


         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               15-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,795.64              $9,974.48

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,716.07 with the 15-year access period and $8,977.03 with the 30-year access period.

At the end of the 15-year access period, the remaining account value of $135,374.66 (assuming no withdrawals) will be used to continue the $10,795.64 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $66,884.77 (assuming no withdrawals) will be used to continue the $9,974.48 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.



Capital Markets

Beginning in 2008 and continuing as of the date of this prospectus, the capital and credit markets have experienced an unusually high degree of volatility. As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired. During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected.

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Nationally recognized rating agencies rate the financial strength of our Company. The ratings do not imply approval of the product and do not refer to the performance of the product, or to the VAA, including underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. In late September and early October of 2008, A.M. Best Company, Fitch, Moody's and Standard & Poor's each revised their outlook for the U.S. life insurance sector from stable to negative. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.


More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.


S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services

Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:

 o the annuity commencement date;

 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.


Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.


Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2008 financial statements of the VAA and the December 31, 2008 financial statements of Lincoln New York appear on the following pages.

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
            (Formerly Jefferson-Pilot LifeAmerica Insurance Company)

                              Financial Statements
                 For the Year Ended December 31, 2008, 2007 and
             for the Periods from April 3 through December 31, 2006
                      and January 1 through April 2, 2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder of
Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2008 and 2007, and the related statements of income, stockholder's equity, and cash flows for each of the two years in the period ended December 31, 2008, for the period from April 3 through December 31, 2006, and for the period from January 1 through April 2, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2008 and 2007, and the results of its operations and its cash flows for the each of the two years in the period ended December 31, 2008, for the period from April 3 through December 31, 2006, and for the period from January 1 through April 2, 2006, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young, LLP

Philadelphia, Pennsylvania
March 25, 2009

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                                 BALANCE SHEETS
                        (IN MILLIONS, EXCEPT SHARE DATA)

                                                                        AS OF DECEMBER 31,
                                                                        ------------------
                                                                          2008      2007
                                                                        -------   --------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity (amortized cost: 2008 -- $5,778; 2007 -- $5,767)    $5,159    $ 5,759
      Equity (cost: 2008 -- $3; 2007 -- $3)                                   2          2
   Mortgage loans on real estate                                            294        260
   Policy loans                                                             430        432
   Other investments                                                          2          3
                                                                         ------    -------
      Total investments                                                   5,887      6,456
Cash and invested cash                                                       55        129
Deferred acquisition costs and value of business acquired                 1,115        799
Premiums and fees receivable                                                  3          4
Accrued investment income                                                    86         83
Reinsurance recoverables                                                    595        479
Goodwill                                                                    162        162
Other assets                                                                 88         80
Separate account assets                                                   1,690      2,284
                                                                         ------    -------
      Total assets                                                       $9,681    $10,476
                                                                         ======    =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
Future contract benefits                                                 $1,568    $ 1,448
Other contract holder funds                                               4,866      4,865
Other liabilities                                                            70        222
Separate account liabilities                                              1,690      2,284
                                                                         ------    -------
      Total liabilities                                                   8,194      8,819
                                                                         ------    -------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 12)
STOCKHOLDER'S EQUITY:
Common stock -- 132,000 shares, authorized, issued and outstanding          940        940
Retained earnings                                                           757        724
Accumulated other comprehensive loss                                       (210)        (7)
                                                                         ------    -------
      Total stockholder's equity                                          1,487      1,657
                                                                         ------    -------
         Total liabilities and stockholder's equity                      $9,681    $10,476
                                                                         ======    =======

                 See accompanying Notes to Financial Statements

                              STATEMENTS OF INCOME
                                  (IN MILLIONS)

                                                                                         PERIOD FROM   PERIOD FROM
                                                             FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                           YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                              2008           2007           2006           2006
                                                          ------------   ------------   ------------   -----------
REVENUES:
Insurance premiums                                             $ 98           $ 98           $ 27           $ 5
Insurance fees                                                  248            234             89             5
Net investment income                                           395            361            161            19
Realized loss                                                   (98)           (25)            (1)           --
                                                               ----           ----           ----           ---
   Total revenues                                               643            668            276            29
                                                               ----           ----           ----           ---
BENEFITS AND EXPENSES:
Interest credited                                               209            194             95            11
Benefits                                                        228            192             43             7
Underwriting, acquisition, insurance and other expenses         156            128             77             6
                                                               ----           ----           ----           ---
   Total benefits and expenses                                  593            514            215            24
                                                               ----           ----           ----           ---
Income before taxes                                              50            154             61             5
Federal income taxes                                             14             52             19             2
                                                               ----           ----           ----           ---
      Net income                                               $ 36           $102           $ 42           $ 3
                                                               ====           ====           ====           ===

                 See accompanying Notes to Financial Statements

                       STATEMENTS OF STOCKHOLDER'S EQUITY
                                  (IN MILLIONS)

                                                                                               PERIOD FROM   PERIOD FROM
                                                                   FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                                 YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                                    2008           2007           2006           2006
                                                                ------------   ------------   ------------   -----------
COMMON STOCK:
Balance at beginning-of-period                                     $  940         $  235          $235          $ 181
Stock compensation                                                     --            --            --              1
Acquisition by Lincoln National Corporation:
   Sale of stockholder's equity                                        --             --            --           (182)
   Lincoln National Corporation purchase price                         --             (1)           --            233
Merger with Predecessor Lincoln Life & Annuity
   Company of New York                                                 --             --            --              2
Capital contribution                                                   --            706            --             --
                                                                   ------         ------          ----          -----
      Balance at end-of-period                                        940            940           235            235
                                                                   ------         ------          ----          -----
RETAINED EARNINGS:
Balance at beginning-of-period                                        724            623           581             26
Acquisition by Lincoln National Corporation:
   Sale of stockholder's equity                                        --             --            --            (29)
Merger with Predecessor Lincoln Life & Annuity
   Company of New York                                                 --             --            --            581
Cumulative effect of adoption of SOP 05-1                              --             (1)           --             --
Comprehensive (loss) income                                          (167)            81            53             (7)
Less other comprehensive income (loss), net of tax                   (203)           (21)           11            (10)
                                                                   ------         ------          ----          -----
   Net income                                                          36            102            42              3
Dividends declared                                                     (3)            --            --             --
                                                                   ------         ------          ----          -----
      Balance at end-of-period                                        757            724           623            581
                                                                   ------         ------          ----          -----
NET UNREALIZED GAIN (LOSS) ON AVAILABLE-FOR-SALE SECURITIES:
Balance at beginning-of-period                                         (8)            14             3             10
Merger with Predecessor Lincoln Life & Annuity
   Company of New York                                                 --             --            --              3
Change during the period                                             (203)           (22)           11            (10)
                                                                   ------         ------          ----          -----
      Balance at end-of-period                                       (211)            (8)           14              3
                                                                   ------         ------          ----          -----
NET UNREALIZED GAIN ON DERIVATIVE INSTRUMENTS:

Balance at beginning-of-period                                          1             --            --             --
Change during the period                                               --              1            --             --
                                                                   ------         ------          ----          -----
      Balance at end-of-period                                          1              1            --             --
                                                                   ------         ------          ----          -----
         Total stockholder's equity at end-of-period               $1,487         $1,657          $872          $ 819
                                                                   ======         ======          ====          =====

                 See accompanying Notes to Financial Statements

                            STATEMENTS OF CASH FLOWS
                                  (IN MILLIONS)

                                                                                              PERIOD FROM    PERIOD FROM
                                                                  FOR THE        FOR THE         APRIL 3      JANUARY 1
                                                                 YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                                    2008           2007           2006           2006
                                                                ------------   ------------   ------------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                          $  36          $ 102          $  42         $  3
Adjustments to reconcile net income to net cash provided
   by operating activities:
      Deferred acquisition costs, value of business acquired,
         deferred sales inducements and deferred front end
         loads deferrals and interest, net of amortization              7            (41)           (34)          (4)
      Change in premiums and fees receivable                            1              9             --           --
      Change in accrued investment income                              (3)           (23)             1           (1)
      Change in future contract benefits                              120             51             46            1
      Change in other contract holder funds                           (70)           (51)           (12)           5
      Change in reinsurance recoverables                             (116)           (35)           (12)          --
      Change in federal income tax accruals                           (26)            59              8            5
      Realized loss                                                    98             25              1           --
      Stock-based compensation expense                                  1             --             --            1
      Other                                                           (16)           (21)            (4)          (3)
                                                                    -----          -----          -----         ----
         Net cash provided by operating activities                     32             75             36            7
                                                                    -----          -----          -----         ----
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities                           (833)          (734)          (349)          (8)
Sales of available-for-sale securities                                162            143             84           12
Maturities of available-for-sale securities                           548            550            212           16
Purchases of other investments                                        (76)           (82)           (11)          --
Sales or maturities of other investments                               37             79             13            4
Cash acquired from merger                                              --             --             12           --
Other                                                                  --             --             (6)          --
                                                                    -----          -----          -----         ----
         Net cash (used in) provided by investing activities         (162)           (44)           (45)          24
                                                                    -----          -----          -----         ----
CASH FLOWS FROM FINANCING ACTIVITIES:
Deposits of fixed account values, including the fixed
   portion of variable                                                538            541            395           27
Withdrawals of fixed account values, including the fixed
   portion of variable                                               (406)          (412)          (296)         (65)
Transfers to and from separate accounts, net                          (72)           (74)           (45)          --
Common stock issued for benefit plans and excess tax benefits          (4)            --             --           --
                                                                    -----          -----          -----         ----
         Net cash provided by (used in) financing activities           56             55             54          (38)
                                                                    -----          -----          -----         ----
            Net increase (decrease) in cash and invested cash         (74)            86             45           (7)
            Cash and invested cash at beginning-of-period             129             43             (2)           5
                                                                    -----          -----          -----         ----
               Cash and invested cash at end-of-period              $  55          $ 129          $  43         $ (2)
                                                                    =====          =====          =====         ====

                 See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), and formerly referred to as Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the United States of America ("U.S.") and several U.S. territories, see Note 21.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On April 3, 2006, LNC completed its merger with Jefferson-Pilot Corporation ("Jefferson-Pilot"). At that time, JPLA, a wholly-owned subsidiary of Jefferson Pilot Financial Insurance Company ("JPFIC"), a wholly-owned subsidiary of Jefferson-Pilot, became a wholly-owned subsidiary of LNC. Associated with the merger between LNC and Jefferson-Pilot, JPLA and the predecessor Lincoln Life & Annuity Company of New York ("predecessor LLANY") were merged into a single entity, effective April 2, 2007, with JPLA being the surviving entity, which was renamed to LLANY.

Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combination" ("SFAS 141"), excludes transfers of net assets or exchanges of shares between entities under common control, and notes that certain provisions under Accounting Principles Board ("APB") Opinion No. 16, "Business Combinations," provide a source of guidance for such transactions. In accordance with APB Opinion No. 16, the financial statements are presented as if on April 3, 2006, LLANY completed the merger with predecessor LLANY, and has included the results of operations and financial condition of predecessor LLANY in our financial statements beginning on April 3, 2006, and all comparative financial statements are restated and presented as if the entities had been previously combined, in a manner similar to a pooling-of interests. The financial statements for the period from January 1, 2006, through April 2, 2006, exclude the results of operations and financial condition of predecessor LLANY.

LLANY also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 19 for additional discussion on SAP.

Certain amounts reported in prior years' financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

For the period from January 1, 2006, through April 2, 2006, the period from April 3, 2006 to December 31, 2006 and for the year ended December 31, 2007, we have reclassified the results of certain derivatives and embedded derivatives to realized gain (loss), which were previously reported within insurance fees, net investment income, interest credited or benefits on our Statements of Income. The associated amortization expense of deferred acquisition costs ("DAC") and value of business acquired ("VOBA") (previously reported within underwriting, acquisition, insurance and other expenses), deferred sales inducements ("DSI") (previously reported within interest credited), deferred front-end loads ("DFEL") (previously reported within insurance fees) and changes in contract holder funds (previously reported within benefits) have also been reclassified to realized loss on our Statements of Income.

The detail of the reclassifications (in millions) from what was previously reported in prior period Statements of Income (in millions) was as follows:

                                             FOR THE
                                           YEAR ENDED
                                          DECEMBER, 31
                                              2007
                                          ------------
Realized loss, as previously reported         $(19)
Effect of reclassifications to:
   Insurance fees                                3
   Net investment income                         1
   Interest credited                             1
   Benefits                                    (15)
   Underwriting, acquisition, insurance
      and other expenses                         4
                                              ----
         Realized loss, as adjusted           $(25)
                                              ====

The reclassifications for the period from January 1 through April 2, 2006, and from April 3 through December 31, 2006, were not significant.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, DAC, VOBA, goodwill, future contract benefits, other contract holder funds (including DFEL), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

For all business combination transactions initiated after June 30, 2001, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The financial statements include the results of operations of any acquired company since the acquisition date.

AVAILABLE-FOR-SALE SECURITIES

Securities classified as available-for-sale consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included as a separate component of accumulated other comprehensive income ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as available-for-sale based on assumptions used by market participants in pricing the security. Pursuant to SFAS No. 157, we have categorized these securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include: third party pricing services, independent broker quotations or pricing matrices. We use observable and unobservable inputs to our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, and discussions with senior business leaders and brokers as well as observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning: the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

We do not adjust prices received from third parties; however, we analyze the third party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy. See Note 2 "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" for more information regarding the fair value hierarchy.

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on the sale of investments are determined using the specific identification method.

We regularly review available-for-sale securities for declines in fair value that we determine to be other-than-temporary. The cost basis of securities that are determined to be other-than-temporarily impaired is written down to current fair value with a corresponding charge to realized gain (loss) on our Statements of Income. A write-down for impairment can be recognized for both credit-related events and for a decline in fair value due to changes in interest rates. Once a security is written down to fair value through net income, any subsequent recovery of fair value cannot be recognized in net income until the security is sold. However, in the event that the security is written down due to an interest-rate related impairment, a recovery in value is accreted through investment income over the life of the security. In evaluating whether a decline in value is other-than-temporary, we consider several factors including, but not limited to: the severity (generally if greater than 20%) and duration (generally if greater than six months) of the decline; our ability and intent to hold the security for a sufficient period of time to allow for a recovery in value; the cause of the decline; and fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

For asset-backed and mortgage-backed securities, included in the available-for-sale fixed maturity securities portfolio, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the effective yield is recalculated prospectively to reflect actual payments to date plus anticipated future payments. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price, or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Income when received, depending on the assessment of the collectibility of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Statements of Income.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

DERIVATIVE INSTRUMENTS

We have certain variable annuity products with guaranteed minimum withdrawal benefits ("GWB") and guaranteed income benefits ("GIB") features that are embedded derivatives. These derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value. The change in fair value of the embedded derivatives flows through net income as realized gain (loss) on our Statement of Income.

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring universal life insurance ("UL"), variable universal life insurance ("VUL"), traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e. DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97"); and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). For all SFAS 97 and SFAS 60 contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Statements of Income. DSI is expensed in interest credited on our Statements of Income. The amortization of DFEL is reported within insurance fees on our Statements of Income.

Under SFAS 97, acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 30 years, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

All SFAS 60 contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization under SFAS 60 for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on debt securities classified as available-for-sale and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Statements of Income reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included on our Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenues or expenses for the impact of the difference between the estimates of future gross profits used in the prior quarter and the emergence of actual and updated estimates of future gross profits in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with certain guarantees. These assumptions include investment margins, mortality, retention and rider utilization. Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL are adjusted with an offsetting benefit or charge to revenues or amortization expense to reflect such change ("prospective unlocking"). The distinction between these two types of unlocking is that retrospective unlocking is driven by the emerging experience period-over-period, while prospective unlocking is driven by changes in assumptions or projection models related to estimated future gross profits.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Income, respectively, because there is a right of offset explicit in the reinsurance agreements. All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance ("Modco") agreements for which the right of offset also exists. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Under SFAS No. 142, "Goodwill and Other Intangible Assets," ("SFAS 142") goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. SFAS 142 requires that we perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by allocating the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Statements of Income.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value, including unexpected or adverse changes in the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Income.

OTHER LONG-LIVED ASSETS

Property and equipment owned for company use is included in other assets on our Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 10 for additional information regarding arrangements with contractual guarantees.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.00% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing guaranteed death benefit ("GDB") features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 16% of permanent life insurance in force as of December 31, 2008, and approximately 84% of sales for these products in 2008. Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Balance Sheets include guaranteed living benefit ("GLB") features and remaining guaranteed interest and similar contracts that are carried at fair value. The fair values for the GLB contracts are based on their approximate surrender values. Our LINCOLN SMARTSECURITY(R) Advantage GWB feature, GIB and 4LATER(R) features have elements of both insurance benefits accounted for under Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1") and embedded derivatives accounted for under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") and SFAS 157. We weight these features and their associated reserves accordingly based on their hybrid nature. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. We classify these items in level 3 within the hierarchy levels described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities.

Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Statements of Income. These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Income.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

REALIZED GAIN (LOSS)

Realized gain (loss) on our Statements of Income includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities on Modco and coinsurance with funds withheld ("CFW") reinsurance arrangements. Realized gain
(loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2006 through 2008 ranged from 3.00% to 8.50%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Our employees participate in the pension and postretirement benefit plans which are sponsored by LNC and LNL. Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 16 for additional information.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Statements of Income. See Note 18 for additional information.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 6 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

SOP 05-1 -- ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS

In September 2005, the American Institute of Certified Public Accountants issued SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"), which provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97. An internal replacement, defined by SOP 05-1, is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. Contract modifications that result in a substantially unchanged contract are accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract are accounted for as an extinguishment of the replaced contract. Unamortized DAC, VOBA, DFEL and DSI from the replaced contract must be written off. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. We adopted SOP 05-1 effective January 1, 2007. The adoption of SOP 05-1 did not have a material impact on our financial condition or results of operations.

FASB STAFF POSITION FAS 115-1 AND FAS 124-1 -- THE MEANING OF
OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS

In November 2005, the FASB issued FASB Staff Position ("FSP") Nos. SFAS 115-1 and SFAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullified the accounting and measurement provisions of Emerging Issues Task Force ("EITF") No. 03-1 - "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" and superseded EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." Under the impairment model in FSP 115-1, any security in an unrealized loss position is considered impaired. An evaluation is made to determine whether the impairment is other-than-temporary based on existing accounting guidance. If an impairment is considered other-than-temporary, a realized loss is recognized to write the security's cost or amortized cost basis down to fair value. The fair value of the security on the measurement date of the other-than-temporary impairment becomes the new cost basis for the security, which may not be adjusted for subsequent recoveries in fair value. Subsequent to the recognition of an interest-related other-than-temporary impairment for debt securities, the resulting discount, or reduction to the premium, is amortized over the remaining life of the debt security, prospectively, based on the amount and timing of the estimated future cash flows of the debt security. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our financial condition or results of operations.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation.

We adopted the provisions of SFAS 155 on January 1, 2007. Prior period restatement was not permitted. The adoption of SFAS 155 did not have a material impact on our financial condition or results of operations.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109

In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. FIN 48 requires companies to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. Such tax positions shall initially and subsequently be measured as the largest amount of tax benefit that is greater than fifty percent likely of being realized upon settlement with the tax authority, assuming full knowledge of the position and all relevant facts. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits, including accrued interest and penalties, and uncertain tax positions where the estimate of the tax benefit may change significantly in the next twelve months. FIN 48 is effective for fiscal years beginning after December 15, 2006. We adopted FIN 48 effective January 1, 2007 by recording an increase in the liability for unrecognized tax benefits of less than $1 million on our Balance Sheets, offset by a reduction to the beginning balance of retained earnings. See Note 6 for more information regarding our adoption of FIN 48.

SFAS 157 -- FAIR VALUE MEASUREMENTS

In September 2006, the FASB issued SFAS 157, "Fair Value Measurements," which defines fair value, establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement and enhances disclosures about fair value instruments. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. "Blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability and the reporting entity makes estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

We have certain guaranteed benefit features within our annuity products that, prior to January 1, 2008, were recorded using fair value pricing. These benefits will continue to be measured on a fair value basis with the adoption of SFAS 157, utilizing Level 3 inputs and some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement, including liquidity assumptions and assumptions regarding the Company's own credit or non-performance risk. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs and the effects of the measurements on earnings. See Note 20 for additional information about our fair value disclosures for financial instruments required by SFAS 157.

We adopted SFAS 157 effective January 1, 2008 and it did not have a material effect on our financial condition or results of operations.

See "Summary of Significant Accounting Policies" in Note 1 for discussion of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

FSP NO. FAS 157-2 -- EFFECTIVE DATE OF FASB STATEMENT NO. 157

In February 2008, the FASB issued FSP No. FAS 157-2, "Effective Date of FASB Statement No. 157" ("FSP 157-2"). FSP 157-2 delays the effective date of SFAS 157 for nonfinancial assets and nonfinancial liabilities to fiscal years beginning after November 15, 2008, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). Accordingly, we did not apply the provisions of SFAS 157 to nonfinancial assets and nonfinancial liabilities within the scope of FSP 157-2. Examples of items to which the deferral is applicable include, but are not limited to:

     - Nonfinancial assets and nonfinancial liabilities initially measured at fair value in a business combination or other new basis event, but not measured at fair value in subsequent periods;

     - Reporting units measured at fair value in the goodwill impairment test under SFAS 142, and indefinite-lived intangible assets measured at fair value for impairment assessment under SFAS 142;

     - Nonfinancial long-lived assets measured at fair value for an impairment assessment under SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets";

     - Asset retirement obligations initially measured at fair value under SFAS No. 143, "Accounting for Asset Retirement Obligations"; and

     - Nonfinancial liabilities for exit or disposal activities initially measured at fair value under SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities."

As of January 1, 2009, the deferral from FSP 157-2 will no longer be effective. We will apply the provisions of SFAS 157 to nonfinancial assets and nonfinancial liabilities beginning on January 1, 2009, and we do not expect the application to have a material impact on our financial condition or results of operations.

FSP NO. FAS 157-3 -- DETERMINING THE FAIR VALUE OF A FINANCIAL ASSET WHEN THE MARKET FOR THAT ASSET IS NOT ACTIVE

In October 2008, the FASB issued FSP FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active" ("FSP 157-3"). FSP 157-3 clarifies the application of SFAS 157 in a market that is not active and provides an illustrative example of key considerations to analyze in determining fair value of a financial asset when the market for the asset is not active. During times when there is little market activity for a financial asset, the objective of fair value measurement remains the same, that is, to value the asset at the price that would be received by the holder of the financial asset in an orderly transaction (exit price) that is not a forced liquidation or distressed sale at the measurement date. Determining fair value of a financial asset during a period of market inactivity may require the use of significant judgment and an evaluation of the facts and circumstances to determine if transactions for a financial asset represent a forced liquidation or distressed sale. An entity's own assumptions regarding future cash flows and risk-adjusted discount rates for financial assets are acceptable when relevant observable inputs are not available. FSP 157-3 was effective on October 10, 2008, and for all prior periods for which financial statements have not been issued. Any changes in valuation techniques resulting from the adoption of FSP 157-3 shall be accounted for as a change in accounting estimated in accordance with SFAS No. 154, "Accounting Changes and Error Corrections." We adopted the guidance in FSP 157-3 in our financial statements for the reporting period ending September 30, 2008. The adoption did not have a material impact on our financial condition or results of operations.

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. At the effective date, the fair value option may be elected for eligible items that exist on that date. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of that date.

FSP EITF 99-20-1 -- AMENDMENTS TO THE IMPAIRMENT GUIDANCE IN EITF ISSUE NO.
99-20

In January 2009, the FASB issued FSP EITF 99-20-1, "Amendments to the Impairment Guidance in EITF Issue No. 99-20" ("EITF 99-20-1"), which eliminates the requirement in EITF No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets" ("EITF 99-20") for holders of beneficial interests to estimate cash flow using current information and events that a market participant would use in determining the current fair value and other-than-temporary impairment of the beneficial interest. FSP 99-20-1 removes the reference to a market participant and requires that an other-than-temporary impairment be recognized in earnings when it is probable that there has been an adverse change in the holder's estimated cash flows from the cash flows previously projected, which is consistent with the impairment model used in SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." FSP 99-20-1 is effective for interim and annual reporting periods ending after December 15, 2008, and must be applied prospectively at the balance sheet date of the reporting period for which the assessment of cash flows is made. We adopted the guidance in FSP 99-20-1 as of December 31, 2008. The adoption did not have a material impact on our financial condition or results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

SFAS NO. 141(R) -- BUSINESS COMBINATIONS

In December 2007, the FASB issued SFAS No. 141(revised 2007), "Business Combinations" ("SFAS 141(R)"), which is a revision of SFAS No. 141 "Business Combinations" ("SFAS 141"). SFAS 141(R) retains the fundamental requirements of SFAS 141, but establishes principles and requirements for the acquirer in a business combination to recognize and measure the identifiable assets acquired, liabilities assumed and any noncontrolling interests in the acquiree and the goodwill acquired or the gain from a bargain purchase. The revised statement requires, among other things, that assets acquired, liabilities assumed and any noncontrolling interest in the acquiree shall be measured at their acquisition-date fair values. For business combinations completed upon adoption of SFAS 141(R), goodwill will be measured as the excess of the consideration transferred, plus the fair value of any noncontrolling interest in the acquiree, in excess of the fair values of the identifiable net assets acquired. Any contingent consideration shall be recognized at the acquisition-date fair value, which improves the accuracy of the goodwill measurement. Under SFAS 141(R), contractual pre-acquisition contingencies will be recognized at their acquisition-date fair values and non-contractual pre-acquisition contingencies will be recognized at their acquisition date fair values if it is more likely than not that the contingency gives rise to an asset or liability. Deferred recognition of pre-acquisition contingencies will no longer be permitted. Acquisition costs will be expensed in the period the costs are incurred, rather than included in the cost of the acquiree, and disclosure requirements will be enhanced to provide users with information to evaluate the nature and financial effects of the business combination. SFAS 141(R) applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period on or after December 15, 2008, with earlier adoption prohibited. We will adopt SFAS 141(R) for acquisitions occurring after January 1, 2009.

FSP FAS NO. 142-3 -- DETERMINATION OF THE USEFUL LIFE OF INTANGIBLE ASSETS

In April 2008, the FASB issued FSP FAS No. 142-3, "Determination of the Useful Life of Intangible Assets" ("FSP 142-3"), which applies to recognized intangible assets accounted for under the guidance in SFAS 142. When developing renewal or extension assumptions in determining the useful life of recognized intangible assets, FSP 142-3 requires an entity to consider its own historical experience in renewing or extending similar arrangements. Absent the historical experience, an entity should use the assumptions a market participant would make when renewing and extending the intangible asset consistent with the highest and best use of the asset by market participants. In addition, FSP 142-3 requires financial statement disclosure regarding the extent to which expected future cash flows associated with the asset are affected by an entity's intent and/or ability to renew or extend an arrangement. FSP 142-3 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2008, with early adoption prohibited. FSP 142-3 should be applied prospectively to determine the useful life of a recognized intangible asset acquired after the effective date. In addition, FSP 142-3 requires prospective application of the disclosure requirements to all intangible assets recognized as of, and subsequent to, the effective date. We will adopt FSP 142-3 on January 1, 2009, and do not expect the adoption will have a material impact on our financial condition and results of operations.

SFAS NO. 163 -- ACCOUNTING FOR FINANCIAL GUARANTEE INSURANCE CONTRACTS -- AN INTERPRETATION OF FASB STATEMENT NO. 60

In May 2008, the FASB issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts - an interpretation of FASB Statement No. 60" ("SFAS 163"), which applies to financial guarantee insurance and reinsurance contracts not accounted for as derivative instruments, and issued by entities within the scope of SFAS No. 60, "Accounting and Reporting by Insurance Enterprises." SFAS 163 changes current accounting practice related to the recognition and measurement of premium revenue and claim liabilities such that premium revenue recognition is linked to the amount of insurance protection and the period in which it is provided, and a claim liability is recognized when it is expected that a claim loss will exceed the unearned premium revenue. In addition, SFAS 163 expands disclosure requirements to include information related to the premium revenue and claim liabilities, as well as information related to the risk-management activities used to evaluate credit deterioration in insured financial obligations. SFAS 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years; early application is not permitted. However, the disclosure requirements related to risk-management activities are effective in the first period (including interim periods) beginning after May 2008. Because we do not hold a significant amount of financial guarantee insurance and reinsurance contracts, no additional disclosures have been made, and we expect the adoption of SFAS 163 will not be material to our financial condition or results of operations.

EITF NO. 08-6 -- INVESTMENT ACCOUNTING CONSIDERATIONS

In November 2008, the FASB issued EITF No. 08-6, "Equity Method Investment Accounting Considerations" ("EITF 08-6"), which addresses the effect of SFAS 141(R) and SFAS 160 on equity-method accounting under Accounting Principles Board Opinion 18, "The Equity Method of Accounting for Investments in Common Stock" ("APB 18"). EITF 08-6 will continue the APB 18 requirement that the cost basis of a new equity-method investment will follow a cost accumulation model, which includes transaction costs in the cost of the equity investment and excludes the value of contingent consideration unless it is required to be recognized under other literature. Subsequently, issuances of shares by the equity-method investee that reduce the investor's ownership percentage should be accounted for as if the investor sold a proportionate share of the investment, with gain or loss recognized through earnings. The EITF decided that the investor would not have to complete a separate impairment analysis on the investee's underlying assets, but rather the entire equity-method investment would continue to be subject to the current other-than-temporary impairment guidance in APB 18. EITF 08-6 is applicable to all investments accounted for under the equity method and is effective, prospectively, in fiscal years beginning on or after December 15, 2008, and interim periods within those fiscal years. We will adopt EITF 08-6 on January 1, 2009, and do not expect the adoption will have a material impact on our financial condition and results of operations.

FSP FAS NO. 132(R)-1 -- EMPLOYERS' DISCLOSURES ABOUT POSTRETIREMENT BENEFIT PLAN ASSETS

In December 2008, the FASB issued FSP FAS No. 132(R)-1, "Employers' Disclosures about Postretirement Benefit Plan Assets" ("FSP 132(R)-1"), which requires enhanced disclosures of the plan assets of an employer's defined benefit pension or other postretirement benefit plans. The disclosures required under FSP 132(R)-1 will include information regarding the investment allocation decisions made for plan assets, the fair value of each major category of plan assets disclosed separately for pension plans and other postretirement benefit plans and the inputs and valuation techniques used to measure the fair value of plan assets including the level within the fair value hierarchy as defined by SFAS 157. FSP 132(R)-1 requires the additional disclosure in SFAS 157 for Level 3 fair value measurements, and must also be provided for the fair value measurements of plan assets using Level 3 inputs. The disclosures in FSP 132(R)-1 are effective for fiscal years ending after December 15, 2009, and are not required for earlier periods that are presented for comparative purposes. We will include the disclosures required in FSP 132(R)-1 in the notes to our financial statements for the year ending December 31, 2009.

3. ACQUISITIONS AND REINSURANCE ASSUMPTION FROM LNL

JEFFERSON-PILOT ACQUISITION

On April 3, 2006, LNC completed its merger with Jefferson-Pilot by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by SFAS 141. Associated with the merger between LNC and Jefferson-Pilot, JPLA and predecessor LLANY were merged into a single entity, effective April 2, 2007, with JPLA being the surviving entity, which was renamed to LLANY.

REINSURANCE ASSUMPTION FROM LNL

Effective March 1, 2007, LNL ceded to predecessor LLANY, through an assignment and assumption agreement, certain blocks of individual and group life business. This assumption was a non-cash transaction. The following table summarizes the amounts (in millions) assumed from LNL:

                                          ACQUIRED
                                            VALUE
                                          --------
Investments                                $ 2,510
Policy loans                                   209
Deferred acquisition costs and value of
   business acquired                           366
Accrued investment income                       11
Reinsurance recoverables                       370
Other assets                                    22
Future contract benefits and other
   contract holder funds                    (2,701)
Other liabilities                              (83)
                                           -------
Total capital contribution                 $   704
                                           =======

The caption capital contribution in the accompanying Statements of Stockholder's Equity includes the $704 million presented above as well as a $2 million capital contribution for an unrelated matter for the year ended December 31, 2007.

4. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

Pursuant to SFAS No. 157, we have categorized these securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS No. 157 - FAIR VALUE MEASUREMENTS" in Note 2. See Note 20 for additional disclosures regarding our fair values required by SFAS 157.

The amortized cost, gross unrealized gains and losses and fair value of available-for-sale securities (in millions) were as follows:

                                                      AS OF DECEMBER 31, 2008
                                               ------------------------------------
                                                           GROSS UNREALIZED
                                               AMORTIZED   ----------------   FAIR
                                                 COST       GAINS   LOSSES   VALUE
                                               ---------    -----   ------   ------
   Corporate bonds                               $4,407      $ 76    $526    $3,957
   U.S. Government bonds                             30         7      --        37
   Foreign government bonds                          28         5       1        32
   Mortgage-backed securities:
      Mortgage pass-through securities              168         5       4       169
      Collateralized mortgage obligations           727        23     103       647
      Commercial mortgage-backed securities         281         1      75       207
   State and municipal bonds                         36         1      --        37
   Hybrid and redeemable preferred stocks           101        --      28        73
                                                 ------      ----    ----    ------
       Total fixed maturity securities            5,778       118     737     5,159
   Equity securities                                  3        --       1         2
                                                 ------      ----    ----    ------
            Total available-for-sale securities  $5,781      $118    $738    $5,161
                                                 ======      ====    ====    ======

                                                      AS OF DECEMBER 31, 2007
                                               ------------------------------------
                                                           GROSS UNREALIZED
                                               AMORTIZED   ----------------   FAIR
                                                 COST       GAINS   LOSSES   VALUE
                                               ---------    -----   ------   ------
   Corporate bonds                               $4,481      $ 94    $ 94    $4,481
   U.S. Government bonds                             31         2      --        33
   Foreign government bonds                          46         6      --        52
   Mortgage-backed securities:
      Mortgage pass-through securities               92         1      --        93
      Collateralized mortgage obligations           746         8      22       732
      Commercial mortgage-backed securities         331         6      10       327
   State and municipal bonds                         37         1      --        38
   Hybrid and redeemable preferred stocks             3        --      --         3
                                                 ------      ----    ----    ------
       Total fixed maturity securities            5,767       118     126     5,759
   Equity securities                                  3        --       1         2
                                                 ------      ----    ----    ------
            Total available-for-sale securities  $5,770      $118    $127    $5,761
                                                 ======      ====    ====    ======

The amortized cost and fair value of fixed maturity available-for-sale securities by contractual maturities (in millions) were as follows:

                                                              AS OF DECEMBER 31, 2008
                                                           ----------------------------
                                                            AMORTIZED COST   FAIR VALUE
                                                           ---------------   ---------
Due in one year or less                                         $  214         $  213
Due after one year through five years                            1,199          1,133
Due after five years through ten years                           1,410          1,279
Due after ten years                                              1,779          1,511
                                                                ------         ------
   Subtotal                                                      4,602          4,136
Mortgage-backed securities                                       1,176          1,023
                                                                ------         ------
       Total fixed maturity available-for-sale securities       $5,778         $5,159
                                                                ======         ======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of available-for-sale securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                AS OF DECEMBER 31, 2008
                                                            ---------------------------------------------------------------
                                                             LESS THAN OR EQUAL      GREATER THAN
                                                              TO TWELVE MONTHS       TWELVE MONTHS             TOTAL
                                                            -------------------   -------------------   -------------------
                                                                        GROSS                 GROSS                 GROSS
                                                              FAIR   UNREALIZED     FAIR   UNREALIZED     FAIR   UNREALIZED
                                                             VALUE     LOSSES      VALUE     LOSSES      VALUE     LOSSES
                                                            ------   ----------   ------   ----------   ------   ----------
   Corporate bonds                                          $1,809      $229      $  825      $297      $2,634      $ 526
   U.S. Government bonds                                         2        --          --        --           2         --
   Foreign government bonds                                      4         1           2        --           6          1
   Mortgage-backed securities:
      Mortgage pass-through securities                          10         3           2         1          12          4
      Collateralized mortgage obligations                       84        35          93        68         177        103
      Commercial mortgage-backed securities                    126        20          47        55         173         75
   State and municipal bonds                                     5        --           2        --           7         --
   Redeemable preferred stocks                                  35         7          36        21          71         28
                                                            ------      ----      ------      ----      ------      -----
       Total fixed maturity securities                       2,075       295       1,007       442       3,082        737
   Equity securities                                             2         1          --        --           2          1
                                                            ------      ----      ------      ----      ------      -----
            Total available-for-sale securities             $2,077      $296      $1,007      $442      $3,084      $ 738
                                                            ======      ====      ======      ====      ======      =====
   Total number of securities in an unrealized loss position                                                        1,131
                                                                                                                    =====

                                                                                AS OF DECEMBER 31, 2007
                                                            ---------------------------------------------------------------
                                                             LESS THAN OR EQUAL      GREATER THAN
                                                              TO TWELVE MONTHS       TWELVE MONTHS             TOTAL
                                                            -------------------   -------------------   -------------------
                                                                        GROSS                 GROSS                 GROSS
                                                              FAIR   UNREALIZED     FAIR   UNREALIZED     FAIR   UNREALIZED
                                                             VALUE     LOSSES      VALUE     LOSSES      VALUE     LOSSES
                                                            ------   ----------   ------   ----------   ------   ----------
   Corporate bonds                                          $1,109       $51        $698       $43      $1,807      $ 94
   Foreign government bonds                                      2        --          --        --           2        --
   Mortgage-backed securities:
      Mortgage pass-through securities                           8        --          14        --          22        --
      Collateralized mortgage obligations                      266        18         105         4         371        22
      Commercial mortgage-backed securities                     59         6          59         4         118        10
   State and municipal bonds                                     2        --           5        --           7        --
                                                            ------       ---        ----       ---      ------      ----
       Total fixed maturity securities                       1,446        75         881        51       2,327       126
   Equity securities                                             2         1          --        --           2         1
                                                            ------       ---        ----       ---      ------      ----
            Total available-for-sale securities             $1,448       $76        $881       $51      $2,329      $127
                                                            ======       ===        ====       ===      ======      ====
   Total number of securities in an unrealized loss position                                                         738
                                                                                                                    ====

The fair value, gross unrealized losses (in millions) and number of available-for-sale securities where the fair value had declined below amortized cost by greater than 20%, were as follows:

                                  AS OF DECEMBER 31, 2008
                              ------------------------------
                                         GROSS      NUMBER
                               FAIR   UNREALIZED      OF
                              VALUE     LOSSES    SECURITIES
                              -----   ----------  ----------
Less than six months           $ 91      $ 36          37
Six months or greater, but
   less than nine months        126        54          53
Nine months or greater, but
   less than twelve months      153        78          83
Twelve months or greater        539       379         253
                               ----      ----         ---
   Total available-for-sale
      securities               $909      $547         426
                               ====      ====         ===

                                  AS OF DECEMBER 31, 2007
                              ------------------------------
                                         GROSS      NUMBER
                               FAIR   UNREALIZED      OF
                              VALUE     LOSSES    SECURITIES
                              -----   ----------  ----------
Less than six months           $18        $ 6           8
Six months or greater, but
   less than nine months        11          5          12
Nine months or greater, but
   less than twelve months       4          2           5
Twelve months or greater        23         11          16
                               ---        ---         ---
   Total available-for-sale
      securities               $56        $24          41
                               ===        ===         ===

As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, the cause of the $611 million increase in our gross unrealized losses for available-for-sale securities for the year ended December 31, 2008, was attributable primarily to the combination of reduced liquidity in all market segments and deterioration in credit fundamentals. We believe that the securities in an unrealized loss position as of December 31, 2008 and 2007 were not other-than-temporarily impaired due to our ability and intent to hold for a period of time sufficient for recovery.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York, Illinois and Texas, which accounted for approximately 42% and 28% of mortgage loans as of December 31, 2008 and 2007, respectively. As of December 31, 2008 and 2007, we held no impaired mortgage loans and therefore had no valuation allowance.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Statements of Income were as follows:

                                                                              PERIOD FROM   PERIOD FROM
                                                 FOR THE        FOR THE         APRIL 3      JANUARY 1
                                                YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                   2008           2007           2006           2006
                                               ------------   ------------   ------------   -----------
NET INVESTMENT INCOME
Fixed maturity available-for-sale securities       $355           $319           $140           $17
Mortgage loans on real estate                        17             16             13             1
Policy loans                                         24             21              8             1
Invested cash                                         3              4              2            --
Other investments                                    --              1              1            --
                                                   ----           ----           ----           ---
   Total investment income                          399            361            164            19
Investment expense                                   (4)            --             (3)           --
                                                   ----           ----           ----           ---
      Net investment income                        $395           $361           $161           $19
                                                   ====           ====           ====           ===

REALIZED LOSS RELATED TO INVESTMENTS

The detail of the realized loss related to investments (in millions) was as follows:

                                                                               PERIOD FROM   PERIOD FROM
                                                   FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                 YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                    2008           2007           2006           2006
                                                ------------   ------------   ------------   -----------
Fixed maturity securities available-for-sale:
   Gross gains                                     $   4           $  6            $ 2           $--
   Gross losses                                     (151)           (29)            (2)           --
Gain on other investments                             --             --              1            --
Associated amortization expense (benefit)
   of DAC, VOBA, DSI and DFEL and changes
   in other contract holder funds and funds
   withheld reinsurance liabilities                   51              4             (2)           --
                                                   -----           ----            ---           ---
      Total realized loss on investments           $ (96)          $(19)           $(1)          $--
                                                   =====           ====            ===           ===
Write-downs for other-than-temporary
   impairments included in realized loss
   on investments above                            $(133)          $(27)           $(2)          $--
                                                   =====           ====            ===           ===

See Note 14 for a comprehensive listing of realized gain (loss) reported on our Statements of Income.

INVESTMENT COMMITMENTS

We did not have any investment commitments as of December 31, 2008. As of December 31, 2007, our investment commitments, primarily mortgage loans on real estate, were $12 million.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2008, we had investments in the collateralized mortgage obligation industry with a fair value of $653 million or 11% of the invested assets portfolio totaling $5.9 billion. We utilized the industry classifications to obtain the concentration of financial instruments amount, as such, this amount will not agree to the available-for-sale securities table above. We did not have a concentration of financial instruments in a single industry as of December 31, 2007. As of December 31, 2008 and 2007, we did not have a significant concentration of financial instruments in a single investee or geographic region of the U.S.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $14 million and $13 million as of December 31, 2008 and 2007, respectively.

5. DERIVATIVE INSTRUMENTS

We have certain variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB and 4LATER(R) features, have elements of both insurance benefits accounted for under SOP 03-1 and embedded derivatives accounted for under SFAS 133 and SFAS 157. We weight these features and their associated reserves accordingly based on their hybrid nature. The change in fair value of the embedded derivatives flows through net income as realized gain

(loss) on our Statement of Income. As of December 31, 2008 and 2007, we had embedded derivative instruments of $124 million and $12 million, respectively. As of December 31, 2008 and 2007, we had approximately $834 million and $1.1 billion, respectively, of account values that were attributable to variable annuities with a GWB feature. As of December 31, 2008 and 2007, we had approximately $48 million and $43 million, respectively, of account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

6. FEDERAL INCOME TAXES

The federal income tax expense on continuing operations (in millions) was as follows:

                                                                                 PERIOD FROM   PERIOD FROM
                                                     FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                   YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                      2008           2007            2006          2006
                                                  ------------   ------------   ------------   -----------
Current                                                $13            $27            $(8)          $--
Deferred                                                 1             25             27             2
                                                       ---            ---            ---           ---
      Total federal income tax expense                 $14            $52            $19           $ 2
                                                       ===            ===            ===           ===

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                                                 PERIOD FROM   PERIOD FROM
                                                     FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                   YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                      2008           2007           2006           2006
                                                  ------------   ------------   ------------   -----------
Tax rate of 35% times pre-tax income                  $18            $54             $21           $ 2
Effect of:
   Separate account dividend received deduction        (3)            (2)             (1)           --
   Other items                                         (1)            --              (1)           --
                                                      ---            ---             ---           ---
      Provision for income taxes                      $14            $52             $19           $ 2
                                                      ===            ===             ===           ===
Effective tax rate                                     28%            34%             31%           35%
                                                      ===            ===             ===           ===

The effective tax rate is a ratio of tax expense over pre-tax income. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax liability (in millions), which is included in other liabilities on our Balance Sheets, was as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                            2008   2007
                                            ----   ----
Current                                      $ 6   $ 32
Deferred                                      17    141
                                             ---   ----
      Total federal income tax liability     $23   $173
                                             ===   ====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                            2008   2007
                                            ----   ----
DEFERRED TAX ASSETS:
Insurance and investment contract
   liabilities                              $119   $140
Other investments                             49     12
Compensation and benefit plans                 1      1
Ceding commission asset                        1      2
Net unrealized loss on securities
   available-for-sale                        216      1
Other                                          1      1
                                            ----   ----
      Total deferred tax assets              387    157
                                            ----   ----
DEFERRED TAX LIABILITIES:
Deferred acquisition costs                   154    100
Present value of business in-force           229    174
Other                                         21     24
                                            ----   ----
      Total deferred tax liabilities         404    298
                                            ----   ----
         Net deferred tax liability         $ 17   $141
                                            ====   ====

As of April 2, 2007, we have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. Prior to April 3, 2006, with the exception of predecessor LLANY, we were part of a consolidated Federal income tax filing with Jefferson-Pilot and its subsidiaries. Effective as of this merger date, the company, with the exception of predecessor LLANY, was part of a consolidated Federal income tax filing with JPFIC until April 2, 2007. Predecessor LLANY filed its tax return as part of a consolidated Federal income tax filing with its common parent, LNC.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2008 and 2007, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2008 and 2007.

As discussed in Note 2, we adopted FIN 48 on January 1, 2007. As of December 31, 2008 and 2007 $4 million and $3 million of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2009 to range of none to $1 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                              -------------------
                                                  2008   2007
                                                  ----   ----
Balance at beginning-of-year                       $22    $10
   Increases for prior year tax positions            1      1
   Increases for current year tax positions         --     11
                                                   ---    ---
Balance at end-of-year                             $23    $22
                                                   ===    ===

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2008, and 2007, we recognized interest and penalty expense related to uncertain tax positions of $1 million, in each year. We recognized no interest and penalty expense related to uncertain tax positions during the year ended December 31, 2006. We had accrued interest and penalty expense related to the unrecognized tax benefits of $2 million as of December 31, 2008 and 2007, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. We believe a portion of the assessment is inconsistent with existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our results of operations or financial condition. We are currently under audit by the IRS for years 2005 and 2006. The Jefferson-Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson-Pilot and its subsidiaries, the IRS is examining tax year ended April 2, 2006.

7. DAC, VOBA AND DSI

During the fourth quarter of 2008, we recorded a decrease to income totaling $15 million, for a reversion to the mean prospective unlocking of DAC, VOBA and DSI as a result of significant and sustained declines in the equity markets during 2008. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, and DSI tables below.

Changes in DAC (in millions) were as follows:

                                                                                      PERIOD FROM    PERIOD FROM
                                                           FOR THE       FOR THE         APRIL 3      JANUARY 1
                                                         YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                            2008           2007          2006            2006
                                                        ------------   ------------   ------------   -----------
Balance at beginning-of-period                              $306           $197           $ 60            $53
   Cumulative effect of adoption of SOP 05-1                  --             (1)            --             --
   Purchase accounting fair value adjustment                  --             --            (60)            --
   Merger acquired value                                      --             --            164             --
   Amounts transferred from LNL                               --             14             --             --
   Deferrals                                                  95            109             66              6
   Amortization, net of interest:
      Prospective unlocking -- assumption changes            (12)            --              1             --
      Prospective unlocking -- model refinements               9             (8)            (1)            --
      Retrospective unlocking                                (10)             9             (1)            --
      Other amortization, net of interest                    (36)           (35)           (22)            (2)
   Adjustment related to realized gains (losses) on
      available-for-sale securities and derivatives           36              3             (2)            --
   Adjustment related to unrealized gains (losses) on
      available-for-sale securities and derivatives           72             18             (8)             3
                                                            ----           ----           ----            ---
         Balance at end-of-period                           $460           $306           $197            $60
                                                            ====           ====           ====            ===

Changes in VOBA (in millions) were as follows:

                                                                                      PERIOD FROM    PERIOD FROM
                                                           FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                         YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                            2008           2007           2006           2006
                                                        ------------   ------------   ------------   -----------
Balance at beginning-of-period                              $493            $169          $ 12           $11
   Purchase accounting adjustments                            --              --            54            --
   Merger acquired value                                      --              --           114            --
   Amounts transferred from LNL                               --             352            --            --
   Deferrals                                                   3               4             5            --
   Amortization, net of interest:
      Prospective unlocking -- assumption changes              4               4            --            --
      Retrospective unlocking                                  3               9             1            --
      Other amortization                                     (72)            (70)          (22)           --
   Accretion of interest                                      26              24             7            --
   Adjustment related to realized gains on
      available-for-sale securities and derivatives            7               1            --            --
   Adjustment related to unrealized gains (losses) on
      available-for-sale securities and derivatives          191              --            (2)            1
                                                            ----            ----          ----           ---
         Balance at end-of-period                           $655            $493          $169           $12
                                                            ====            ====          ====           ===

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2008, was as follows:

2009         $ 46
2010           43
2011           33
2012           31
2013           29
Thereafter    282
             ----
   Total     $464
             ====

Changes in DSI (in millions) were as follows:

                                                                                  PERIOD FROM    PERIOD FROM
                                                       FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                     YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                        2008           2007           2006           2006
                                                    ------------   ------------   ------------   -----------
Balance at beginning-of-period                           $14            $11            $ 2           $ 2
   Purchase accounting adjustments                        --             --              6            --
   Deferrals                                               4              4              4            --
   Amortization, net of interest:
      Prospective unlocking -- assumption changes         (2)            --             --            --
      Other amortization, net of interest                 (2)            (1)            (1)           --
                                                         ---            ---            ---           ---
         Balance at end-of-period                        $14            $14            $11           $ 2
                                                         ===            ===            ===           ===

8. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Income:

                                                                                  PERIOD FROM    PERIOD FROM
                                                       FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                     YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                        2008           2007           2006           2006
                                                    ------------   ------------   ------------   -----------
Direct insurance premiums and fees                      $ 480         $ 445           $155           $ 11
Reinsurance ceded                                        (134)         (113)           (39)            (1)
                                                        -----         -----           ----           ----
   Total insurance premiums and fees, net               $ 346         $ 332           $116           $ 10
                                                        =====         =====           ====           ====
Direct insurance benefits                               $ 395         $ 354           $125           $ 25
Reinsurance recoveries netted against benefits           (167)         (162)           (82)           (18)
                                                        -----         -----           ----           ----
   Total benefits, net                                  $ 228         $ 192           $ 43           $  7
                                                        =====         =====           ====           ====

We cede the portion of risks exceeding our retention limits to other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 23, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 55% to 60% of the mortality risk on newly issued non-term life insurance contracts and approximately 40% to 45% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and VUL insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2008, the reserves associated with these reinsurance arrangements totaled $6 million. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

For details on the reinsurance assumption from LNL, which was effective March 1, 2007, see Note 3.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

9. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                         FOR THE YEAR ENDED DECEMBER 31, 2008
                        --------------------------------------
                        BALANCE AT     PURCHASE
                        BEGINNING-    ACCOUNTING    BALANCE AT
                          OF-YEAR    ADJUSTMENTS   END-OF-YEAR
                        ----------   -----------   -----------
Retirement Solutions:
   Annuities               $ 26          $--           $ 26
Insurance Solutions:
   Life Insurance           136           --            136
                           ----          ---           ----
      Total goodwill       $162          $--           $162
                           ====          ===           ====


                         FOR THE YEAR ENDED DECEMBER 31, 2007
                        --------------------------------------
                        BALANCE AT     PURCHASE
                        BEGINNING-    ACCOUNTING    BALANCE AT
                          OF-YEAR    ADJUSTMENTS   END-OF-YEAR
                        ----------   -----------   -----------
Retirement Solutions:
   Annuities               $ 27          $(1)          $ 26
Insurance Solutions:
   Life Insurance           137           (1)           136
                           ----          ---           ----
      Total goodwill       $164          $(2)          $162
                           ====          ===           ====

The purchase accounting adjustments above relate to income tax deductions recognized when stock options attributable to mergers were exercised or the release of unrecognized tax benefits acquired through mergers.

We performed a Step 1 goodwill impairment analysis on all of our reporting units. The Step 1 analysis for the reporting units within our Insurance Solutions and Retirement Solutions segments utilized primarily a discounted cash flow valuation technique. The discounted cash flow analysis required us to make judgments about revenues, earnings projections, growth rates and discount rates. We also considered other valuation techniques such as an analysis of peer companies and market participants. In the valuation process, we gave consideration to the current economic and market conditions. We also updated our October 1 analysis of goodwill impairment to reflect fourth quarter results and forecasts as of December 31, 2008, due to sharp declines in the equity markets and our stock price in the fourth quarter. In determining the estimated fair value of our reporting units, we incorporated consideration of discounted cash flow calculations, peer company price-to-earnings multiples, the level of our own share price and assumptions that market participants would make in valuing our reporting units. Our fair value estimations were based primarily on an in-depth analysis of future cash flows and relevant discount rates, which considered market participant inputs (income approach). For our other reporting units, we used other available information including market data obtained through strategic reviews and other analysis to support our Step 1 conclusions.

All of our reporting units passed the Step 1 analysis. Additionally, while the Step 1 analysis of our Insurance Solutions - Life reporting unit indicated that its fair value exceeded its carrying value, the margin above carrying value was relatively small. Therefore, we concluded that we should perform additional analysis for our Insurance Solutions - Life reporting unit under the Step 2 requirements of SFAS 142. In our Step 2 analysis, we estimated the implied fair value of the reporting unit's goodwill as determined by allocating the reporting unit's fair value determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. We utilized very detailed forecasts of cash flows and market observable inputs in determining a fair value of the net assets for each of the reporting units similar to what would be estimated in a business combination between market participants. The implied fair value of goodwill for Insurance Solutions - Life was higher than its carrying amount; therefore, the goodwill for this reporting unit was not impaired.

The gross carrying amount and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment was as follows:

                                                         AS OF DECEMBER 31,
                                         -------------------------------------------------
                                                    2008                    2007
                                         -----------------------   -----------------------
                                           GROSS                     GROSS
                                         CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                          AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                         --------   ------------   --------   ------------
Insurance Solutions -- Life Insurance:
   Sales force                              $7           $1           $7            $--

Future estimated amortization of the specifically identifiable intangible asset was immaterial as of December 31, 2008.

10. GUARANTEED BENEFIT FEATURES

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GDB, GWB and GIB features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

Certain features of these guarantees are considered embedded derivatives and are recorded in future contract benefits on our Balance Sheets at fair value under SFAS 133 and SFAS 157. Other guarantees that are not considered embedded derivatives meet the criteria as insurance benefits and are accounted for under the valuation techniques included in SOP 03-1. Still other guarantees contain characteristics of both an embedded derivative and an insurance benefit and are accounted for under an approach that weights these features and their associated reserves accordingly based on their hybrid nature. Effective January 1, 2008, we adopted SFAS 157, which affected the valuation of our embedded derivatives. See
Note 20 for details on the adoption of SFAS 157. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in fair value of the embedded derivatives. The net impact of these changes is reported as GLB, which is reported as a component of realized gain (loss) on our Statements of Income and is discussed in Note 14.

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                            AS OF DECEMBER 31,
                                           -------------------
                                             2008       2007
                                           --------   --------
RETURN OF NET DEPOSITS
Total account value                          $1,265     $1,499
Net amount at risk(1)                           222          3
Average attained age of contract holders   52 years   51 years
MINIMUM RETURN
Average attained age of contract holders   77 years   76 years
Guaranteed minimum return                         5%         5%
ANNIVERSARY CONTRACT VALUE
Total account value                          $  731     $1,050
Net amount at risk(1)                           355         11
Average attained age of contract holders   64 years   64 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The increase in net amount of risk when comparing December 31, 2008, to December 31, 2007, was attributable primarily to the decline in equity markets and associated reduction in the account values.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Balance
Sheets:

                              FOR THE YEARS ENDED
                                  DECEMBER 31,
                              -------------------
                               2008   2007   2006
                               ----   ----   ----
Balance at beginning-of-year   $ 1     $ 1    $--
   Changes in reserves           9      --      1
   Benefits paid                (2)     --     --
                               ---     ---    ---
Balance at end-of-year         $ 8     $ 1    $ 1
                               ===     ===    ===

The changes to the benefit reserves amounts above are reflected in benefits on our Statements of Income.

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                      2008     2007
                                     ------   ------
ASSET TYPE
Domestic equity                      $  670   $1,118
International equity                    276      232
Bonds                                   219      253
Money market                            213      206
                                     ------   ------
   Total                             $1,378   $1,809
                                     ======   ======
Percent of total variable annuity
   separate account values               89%      85%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 15% of permanent life insurance in force as of December 31, 2008, and approximately 80% of sales for these products in 2008.

11. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                       2008     2007
                                      ------   ------
Account values and other
   contract holder funds              $4,628   $4,613
Deferred front-end loads                  65       48
Contract holder dividends payable        164      165
Premium deposit funds                     12       13
Undistributed earnings on
   participating business                 (3)      26
                                      ------   ------
Total other contract holder funds     $4,866   $4,865
                                      ======   ======

As of December 31, 2008 and 2007, participating policies comprised approximately 4% of the face amount of insurance in force, and dividend expenses were $29 million, $25 million and $5 million for the years ended December 31, 2008, 2007 and 2006, respectively.

12. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Federal and state regulators continue to focus on issues relating to fixed and variable insurance products, including, but not limited to, suitability, replacements and sales to seniors. Like others in the industry, we have received inquiries including requests for information regarding sales to seniors from the Financial Industry Regulatory Authority, and we have responded to these inquiries. We continue to cooperate fully with such authority.

In the ordinary course of its business, we are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting our financial position. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2008, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business. However, we do have a concentration in market and geographic area in which business is conducted. For the year ended December 31, 2008, approximately 81% of the premiums, on the basis of SAP, were generated in New York.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. As of December 31, 2008 and 2007, we have not accrued for expected assessments.

13. STOCKHOLDER'S EQUITY

STOCKHOLDER'S EQUITY

All authorized and issued shares of LLANY are owned by LNL.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                                                     PERIOD FROM   PERIOD FROM
                                                                         FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                                       YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                                          2008           2007           2006           2006
                                                                      ------------   ------------   ------------   -----------
UNREALIZED GAINS (LOSS) ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-period                                            $  (8)         $ 14           $  3           $ 10
Other comprehensive income (loss):
   Unrealized holding gains (losses) arising during the year               (758)          (67)            33            (16)
   Change in DAC, VOBA and other contract holder funds                      337            18            (15)             3
   Income tax (expense) benefit                                             156            15             (8)             6
   Less:
      Reclassification adjustment for losses included in net income        (147)          (23)            --             --
      Associated amortization of DAC, VOBA, DSI, DFEL and changes
         in other contract holder funds                                      51             4             (2)            --
      Income tax benefit                                                     34             7              1             --
                                                                          -----          ----           ----           ----
            Balance at end-of-period                                      $(211)         $ (8)          $ 14           $  3
                                                                          =====          ====           ====           ====
UNREALIZED GAINS ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-period                                            $   1          $ --           $ --           $ --
Other comprehensive income (loss):
   Unrealized holding gains arising during the year                          --             5             --             --
   Change in DAC, VOBA and other contract holder funds                       --            (3)            --             --
   Income tax expense                                                        --            (1)            --             --
                                                                          -----          ----           ----           ----
            Balance at end-of-period                                      $   1          $  1           $ --           $ --
                                                                          =====          ====           ====           ====

14. REALIZED LOSS

Details underlying realized loss (in millions) reported on our Statements of Income were as follows:

                                                                                                     PERIOD FROM   PERIOD FROM
                                                                         FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                                       YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                                          2008           2007           2006           2006
                                                                      ------------   ------------   ------------   -----------
Total realized loss on investments and certain derivative
   instruments, excluding trading securities(1)                           $(96)          $(19)           $(1)          $--
Loss on certain reinsurance derivative/trading securities(2)                (1)            --             --            --
Guaranteed living benefits:
   Gross                                                                    --            (11)            --            --
   Associated amortization expense of DAC, VOBA, DSI and DFEL               (1)             5             --            --
                                                                          ----           ----            ---           ---
      Total realized loss                                                 $(98)          $(25)           $(1)          $--
                                                                          ====           ====            ===           ===

----------
(1)  See "Realized Loss Related to Investments" section in Note 4 for detail.

(2) Represents changes in the fair value of total return swaps (embedded derivatives) related to various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements. Changes in the fair value of these derivatives are offset by the change in fair value of trading securities in the portfolios that support these arrangements.

15. UNDERWRITING, ACQUISITION, INSURANCE AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                                                                          PERIOD FROM   PERIOD FROM
                                                              FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                            YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                               2008           2007            2006          2006
                                                           ------------   ------------   ------------   -----------
Commissions                                                    $ 84           $100           $ 67           $ 4
General and administrative expenses                              66             64             38             4
DAC and VOBA deferrals and interest, net of amortization        (10)           (46)           (34)           (4)
Taxes, licenses and fees                                         16             10              6             2
                                                               ----           ----           ----           ---
   Total                                                       $156           $128           $ 77           $ 6
                                                               ====           ====           ====           ===

16. PENSION, HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC maintains qualified funded defined benefit pension plans in which many of our employees, including those of LLANY, are participants. LNC also maintains non-qualified, unfunded defined benefit pension plans for certain employees, and certain employees and certain retired employees of acquired companies. In addition, for certain employees LNC has supplemental retirement plans that provide defined pension benefits in excess of limits imposed by federal tax law. All of LNC's U.S. defined benefit pension plans were "frozen" as of either December 31, 1994, or December 31, 2007, or earlier. For their frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service or date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. Under the cash balance formula benefits are stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest credits continue until the employee's benefit is paid.

LNC also sponsors voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide employee benefits and also are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors incluing years of service and year of retirement. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jefferson-Pilot was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

17. 401(k), MONEY PURCHASE AND PROFIT SHARING PLANS

LNC sponsors a contributory defined contribution plan or a 401(k) plan for our eligible employees, including those of LLANY. LNL sponsors a number of contributory defined plans for agents only, including those of LLANY. These plans include a 401(k) plan for eligible agents and a defined contribution money purchase plan for eligible agents of the former Jefferson-Pilot. LNL also sponsors a money purchase plan for LNL agents that was frozen in 2004.

LNC makes contributions and matching contributions to each of the active plans in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended.

The expenses (in millions) for the 401(k) and profit sharing plans were as follows:

                                                                                        PERIOD FROM   PERIOD FROM
                                                            FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                          YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                             2008           2007           2006           2006
                                                         ------------   ------------   ------------   -----------
Total expenses for the 401(k) and profit sharing plans        $2              $1            $--           $--

DEFERRED COMPENSATION PLANS

LNC sponsors the Deferred Compensation & Supplemental/Excess Retirement Plan (the "DC SERP") for certain U.S. employees, including those of LLANY, and deferred compensation plans for certain agents, including those of LLANY.

THE DEFERRED COMPENSATION PLAN FOR CERTAIN U.S. EMPLOYEES

Certain U.S. employees may participate in the DC SERP. All participants may elect to defer payment of a portion of their compensation as defined by the plan. DC SERP participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the DC SERP, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our 401(k) plans. Our expense for these plans was not significant for the years ended December 31, 2008, 2007 and 2006.

The terms of the DC SERP provide that plan participants who select our stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of our stock do not affect the expenses associated with this portion of the deferred compensation plan.

DEFERRED COMPENSATION PLANS FOR CERTAIN AGENTS

LNC also sponsors a deferred compensation plan for certain eligible agents. Plan participants receive contributions based on their earnings. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LLANY agents invest in phantom investments that mirror those offered to qualified plan participants. Jefferson-Pilot agents invest in a different line up of "phantom" investments. Our expense for these plans was not significant for the years ended December 31, 2008, 2007 and 2006.

18. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, stock appreciation rights ("SARs"), restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises. Total compensation expense for stock-based awards to our employees was not material for the years ended December 31, 2008, 2007 and 2006.

19. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

Specified statutory information (in millions) was as follows:

                      AS OF DECEMBER 31,
                      ------------------
                          2008   2007
                          ----   ----
Capital and surplus       $795   $833

                                          PERIOD FROM   PERIOD FROM
              FOR THE        FOR THE        APRIL 3      JANUARY 1
            YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
               2008           2007           2006           2006
           ------------   ------------   ------------   -----------
Net loss       $(95)         $(188)         $(26)           $(1)

Our state of domicile, New York, has adopted a certain prescribed accounting practice that differs from those found in NAIC SAP. This prescribed practice is the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves. We also have several accounting practices permitted by our state of domicile that differ from those found in NAIC SAP. Specifically, these are the use of a more conservative valuation interest rate on certain annuities as of December 31, 2008 and 2007, the use of less conservative mortality tables on certain life insurance products as of December 31, 2008. The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                AS OF DECEMBER 31,
                                ------------------
                                   2008   2007
                                   ----   ----
Calculation of reserves using
   continuous CARVM                $(10)  $(10)

A new statutory reserving standard (commonly called "VACARVM") has been developed by the NAIC replacing current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs. The effective date for VACARVM is December 31, 2009. Based upon the level of variable annuity account values as of December 31, 2008, we estimate that VACARVM would have decreased our statutory capital by $40 to $60 million. The actual impact of the adoption will be dependent upon account values and conditions that exist as of December 31, 2009. We plan to utilize existing affiliate reinsurance structures, as well as pursue additional third-party reinsurance arrangements, to lessen any negative impact on statutory capital and dividend capacity. However, additional statutory reserves could lead to lower risk-based capital ("RBC") ratios and potentially reduce future dividend capacity from our insurance subsidiaries.

Prior to 2007, JPLA and predecessor LLANY prepared and filed separate statutory basis financial statements with the Insurance Departments of their states of domicile, New Jersey and New York, respectively. JPLA was redomiciled from New Jersey to New York, and predecessor LLANY was merged with and into JPLA in April 2007 and renamed LLANY.

LLANY is subject to certain insurance department regulatory restrictions as to the transfer of funds and the payment of dividends to LNL. Dividends cannot be declared by state of New York life insurance companies without 30-day notice to the Superintendent, who may disapprove. Dividends are paid as declared by its Board of Directors. Within these limitations, there are no restrictions placed on the portion of company profits that may be paid as ordinary dividends to stockholders. No dividends were declared in 2008 or 2007. We expect we could pay dividends of approximately $13 million in 2009 after approval from the Superintendent. However, if current conditions do not improve we believe this dividend capacity will decline.

20. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                             AS OF DECEMBER 31,
                                                         ---------------------------------------------------------
                                                                     2008                         2007
                                                         ---------------------------   ---------------------------
                                                         CARRYING VALUE   FAIR VALUE   CARRYING VALUE   FAIR VALUE
                                                         --------------   ----------   --------------   ----------
ASSETS
Available-for-sale securities:
   Fixed maturities                                          $ 5,159       $ 5,159        $ 5,759        $ 5,759
   Equity                                                          2             2              2              2
Mortgage loans on real estate                                    294           285            260            266
Other investments                                                  2             2              3              3
Cash and invested cash                                            55            55            129            129
Separate account assets                                        1,690         1,690          2,284          2,284
LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts            --            --            (46)           (46)
   Embedded derivative instruments -- living benefits
      (liabilities) contra liabilities                          (124)         (124)           (12)           (12)
Other contract holder funds:
   Account value of certain investment contracts              (1,171)       (1,287)        (1,240)        (1,213)
Reinsurance related derivative liabilities                        (1)           (1)            --             --

See Note 1 for discussion of the methodologies and assumptions used to determine the fair value of financial instruments carried at fair value. The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price, or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS AND CASH AND INVESTED CASH

The carrying value of our assets classified as other investments and cash and invested cash on our Balance Sheets approximates their fair value. Other investments include limited partnership and other privately held investments that are accounted for using the equity method of accounting.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits and other contract holder funds on our Balance Sheets include account values of investment contracts and certain guaranteed interest contracts. The fair value of the investment contracts is based on their approximate surrender value at the balance sheet date. The fair value for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations at the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

See "Summary of Significant Accounting Policies" in Note 1 and "SFAS 157 - FAIR VALUE MEASUREMENTS" in Note 2 for discussions of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the SFAS 157 fair value hierarchy levels described in Note 2:

                                                            AS OF DECEMBER 31, 2008
                                               -----------------------------------------------
                                                 QUOTED
                                                 PRICES
                                               IN ACTIVE
                                                MARKETS
                                                  FOR      SIGNIFICANT    SIGNIFICANT
                                               IDENTICAL    OBSERVABLE   UNOBSERVABLE   TOTAL
                                                 ASSETS      INPUTS         INPUTS       FAIR
                                               (LEVEL 1)    (LEVEL 2)     (LEVEL 3)     VALUE
                                               ---------   -----------   ------------   ------
ASSETS
Investments:
   Available-for-sale securities:
      Fixed maturities                            $40         $4,832        $ 287       $5,159
      Equity                                        2             --           --            2
Cash and invested cash                             --             55           --           55
Separate account assets                            --          1,690           --        1,690
                                                  ---         ------        -----       ------
         Total assets                             $42         $6,577        $ 287       $6,906
                                                  ===         ======        =====       ======
LIABILITIES
Future contract benefits:
   Embedded derivative instruments -- living
      benefits liabilities                        $--         $   --        $(124)      $ (124)
Reinsurance related derivative assets              --             (1)          --           (1)
                                                  ---         ------        -----       ------
         Total liabilities                        $--         $   (1)       $(124)      $ (125)
                                                  ===         ======        =====       ======

We did not have any assets or liabilities measured at fair value on a non-recurring basis as of December 31, 2008.

The following table summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This information excludes any impact of amortization on DAC, VOBA, DSI and DFEL. When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Certain securities trade in less liquid or illiquid markets with limited or no pricing information, and the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components (that is, components that are actively quoted or can be validated to market-based sources). The gains and losses in the table below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                              FOR THE YEAR ENDED DECEMBER 31, 2008
                                               -------------------------------------------------------------------
                                                                                    SALES,      TRANSFERS
                                                            ITEMS                 PURCHASES,      IN OR
                                               BEGINNING   INCLUDED    GAINS      MATURITIES,     OUT OF    ENDING
                                                  FAIR      IN NET    (LOSSES)   SETTLEMENTS,    LEVEL 3,    FAIR
                                                 VALUE      INCOME     IN OCI     CALLS, NET      NET(1)     VALUE
                                               ---------   --------   --------   ------------   ---------   ------
Investments:
   Available-for-sale securities:
      Fixed maturities                            $372      $ (20)      $(51)        $(12)         $(2)      $ 287
Future contract benefits:
   Embedded derivative instruments -- living
      benefits liabilities                         (17)      (100)        --           (7)          --        (124)
                                                  ----      -----       ----         ----          ---       -----
         Total, net                               $355      $(120)      $(51)        $(19)         $(2)      $ 163
                                                  ====      =====       ====         ====          ===       =====

----------
(1) Transfers in or out of Level 3 for available-for-sale and trading securities are displayed at amortized cost at the beginning of the period. For available-for-sale securities, the difference between beginning of period amortized cost and beginning of period fair value was included in OCI and earnings, respectively, in prior periods.

The following table provides the components of the items included in net income, excluding any impact of amortization on DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported in the table above:

                                                            FOR THE YEAR ENDED DECEMBER 31, 2008
                                               ----------------------------------------------------------------
                                                                               GAINS
                                                                              (LOSSES)
                                                                                FROM
                                                                  OTHER-        SALES,       UNREALIZED
                                               (AMORTIZATION)     THAN-      MATURITIES,      HOLDING
                                                 ACCRETION,     TEMPORARY    SETTLEMENTS,      GAINS
                                                    NET         IMPAIRMENT     CALLS        (LOSSES)(3)   TOTAL
                                               --------------   ----------   ------------   -----------   -----
Investments:
   Available-for-sale securities:
      Fixed maturities(1)                            $2            $(22)         $--           $  --      $ (20)
Future contract benefits:
   Embedded derivative instruments -- living
      benefits liabilities(2)                        --              --           --            (100)      (100)
                                                    ---            ----          ---           -----      -----
         Total, net                                  $2            $(22)         $--           $(100)     $(120)
                                                    ===            ====          ===           =====      =====

----------
(1) Amortization and accretion, net and unrealized holding losses are included in net investment income on our Statements of Income. All other amounts are included in realized loss on our Statements of Income.

(2)  All amounts are included in realized loss on our Statements of Income.

(3) This change in unrealized gains or losses relates to assets and liabilities that we still held as of December 31, 2008.

The fair value of available-for-sale fixed maturity securities (in millions) classified within Level 3 of the fair value hierarchy was as follows:

                                                        AS OF DECEMBER 31, 2008
                                                        -----------------------
                                                            FAIR   % OF TOTAL
                                                           VALUE   FAIR VALUE
                                                           -----   ----------
Corporate bonds                                             $114      39.7%
Asset-backed securities                                       19       6.6%
Commercial mortgage-backed securities                         42      14.6%
Collateralized mortgage obligations                           22       7.7%
Municipals                                                    37      12.9%
Government and government agencies                            47      16.4%
Redeemable preferred stock                                     6       2.1%
                                                            ----     -----
   Total fixed maturity available-for-sale securities       $287     100.0%
                                                            ====     =====

                                                        AS OF DECEMBER 31, 2007
                                                        -----------------------
                                                            FAIR   % OF TOTAL
                                                           VALUE   FAIR VALUE
                                                           -----   ----------
Corporate bonds                                             $119      32.0%
Asset-backed securities                                       62      16.7%
Commercial mortgage-backed securities                         60      16.1%
Collateralized mortgage obligations                           42      11.3%
Municipals                                                    38      10.2%
Government and government agencies                            51      13.7%
                                                            ----     -----
   Total fixed maturity available-for-sale securities       $372     100.0%
                                                            ====     =====

21. SEGMENT INFORMATION

On July 21, 2008, we announced the realignment of our segments under our former Employer Markets and Individual Markets operating businesses into two new operating businesses - Retirement Solutions and Insurance Solutions. We believe the new structure more closely aligns with consumer needs and should lead to more coordinated product development and greater effectiveness across the enterprise. The segment changes are in accordance with the provisions of SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," and reflect the manner in which we are organized for purposes of making operating decisions and assessing performance. Accordingly, we have restated results from prior periods in a consistent manner with our realigned segments.

Under our newly realigned segments, we report the results of the Executive Benefits business, which as of June 30, 2008, was part of the Retirement Products segment, in the Life Insurance segment. We do not view these changes to our segment reporting as material to our financial statements.

We provide products and services in two operating businesses: Retirement Solutions and Insurance Solutions, and report results through four business segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Retirement Solutions - Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Solutions - Defined Contribution segment provides employer-sponsored variable and fixed annuities and mutual-fund based programs in the 401(k), 403(b) and 457 marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection. The Insurance Solutions - Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Insurance Solutions - Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital, other corporate investments and benefit plan net assets.

Beginning with the quarter ended June 30, 2008, we changed our definitions of segment operating revenues and income from operations to better reflect: the underlying economics of our variable and indexed annuities that employ derivative instruments to hedge policy benefits; and the manner in which management evaluates that business. Our change in the definition of income from operations is primarily the result of our adoption of SFAS 157 during the first quarter of 2008 (see Note 2). Under the fair value measurement provisions of SFAS 157, we are required to measure the fair value of these annuities from an "exit price" perspective, (i.e., the exchange price between market participants to transfer the liability). We, therefore, must include margins that a market participant buyer would require as well as a factor for non-performance risk related to our credit quality. We do not believe that these factors relate to the economics of the underlying business and do not reflect the manner in which management evaluates the business. The items that are now excluded from our operating results that were previously included are as follows: GLB net derivatives results; indexed annuity forward-starting option; and GDB derivatives results. For more information regarding this change, see LNC's current report on Form 8-K dated July 16, 2008.

We continue to exclude the effects of any realized gain (loss) on investments from segment operating revenues and income from operations as we believe that such items are not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.

We believe that our new definitions of operating revenues and income (loss) from operations will provide investors with a more valuable measure of our performance because it better reveals trends in our business.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized gain (loss)"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of embedded derivatives within certain reinsurance arrangements and the change in the fair value of related trading securities;

     - Change in the fair value of the embedded derivatives of our GLBs within our variable annuities net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative;

     - Net difference between the benefit ratio unlocking of SOP 03-1 reserves on our GDB riders within our variable annuities and the change in the fair value of the derivatives excluding our expected cost of purchasing the hedging instruments; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products as required under SFAS 133 and 157.

- Income (loss) from the initial adoption of changes in accounting principles;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Losses on early retirement of debt, including subordinated debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

- Revenue adjustments from the initial impact of the adoption of changes in accounting principles.

Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

                                                                               PERIOD FROM   PERIOD FROM
                                                   FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                 YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                    2008           2007           2006           2006
                                                ------------   ------------   ------------   -----------
REVENUES
Operating revenues:
   Retirement Solutions:
      Annuities                                     $  96          $110            $ 64          $12
      Defined Contribution                             52            54              40           --
                                                    -----          ----            ----          ---
         Total Retirement Solutions                   148           164             104           12
                                                    -----          ----            ----          ---
   Insurance Solutions:
      Life Insurance                                  531           481             152           12
      Group Protection                                 39            29              15            4
                                                    -----          ----            ----          ---
         Total Insurance Solutions                    570           510             167           16
                                                    -----          ----            ----          ---
   Other Operations                                    25            19               6            1
Excluded realized gain (loss), pre-tax               (100)          (25)             (1)          --
                                                    -----          ----            ----          ---
            Total revenues                          $ 643          $668            $276          $29
                                                    =====          ====            ====          ===

                                                                              PERIOD FROM    PERIOD FROM
                                                   FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                 YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                    2008           2007           2006           2006
                                                ------------   ------------   ------------   -----------
NET INCOME
Income (loss) from operations:
   Retirement Solutions:
      Annuities                                     $  3           $ 19            $13           $ 1
      Defined Contribution                             4              3              2            --
                                                    ----           ----            ---           ---
         Total Retirement Solutions                    7             22             15             1
                                                    ----           ----            ---           ---
   Insurance Solutions:
      Life Insurance                                  75             82             21             2
      Group Protection                                 2              1              2            --
                                                    ----           ----            ---           ---
         Total Insurance Solutions                    77             83             23             2
                                                    ----           ----            ---           ---
   Other Operations                                   17             13              4            --
Excluded realized gain (loss), after-tax             (65)           (16)            --            --
                                                    ----           ----            ---           ---
            Net income                              $ 36           $102            $42           $ 3
                                                    ====           ====            ===           ===

                                                                               PERIOD FROM   PERIOD FROM
                                                   FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                 YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                    2008           2007           2006           2006
                                                ------------   ------------   ------------   -----------
NET INVESTMENT INCOME
Retirement Solutions:
   Annuities                                        $ 57           $ 58           $ 45           $12
   Defined Contribution                               48             49             37            --
                                                    ----           ----           ----           ---
      Total Retirement Solutions                     105            107             82            12
                                                    ----           ----           ----           ---
Insurance Solutions:
   Life Insurance                                    262            233             75             6
   Group Protection                                    3              2              1            --
                                                    ----           ----           ----           ---
      Total Insurance Solutions                      265            235             76             6
                                                    ----           ----           ----           ---
Other Operations                                      25             19              3             1
                                                    ----           ----           ----           ---
         Total net investment income                $395           $361           $161           $19
                                                    ====           ====           ====           ===

                                                                               PERIOD FROM   PERIOD FROM
                                                   FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                 YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                    2008           2007           2006           2006
                                                ------------   ------------   ------------   -----------
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Retirement Solutions:
   Annuities                                        $ 31           $12            $ 8            $ 1
   Defined Contribution                                5             5              4             --
                                                    ----           ---            ---            ---
      Total Retirement Solutions                      36            17             12              1
                                                    ----           ---            ---            ---
Insurance Solutions:
   Life Insurance                                     51            49             25              1
   Group Protection                                    1             1             --             --
                                                    ----           ---            ---            ---
      Total Insurance Solutions                       52            50             25              1
                                                    ----           ---            ---            ---
Other Operations                                      --            --             --             --
                                                    ----           ---            ---            ---
         Total amortization of DAC and VOBA,
            net of interest                         $ 88           $67            $37            $ 2
                                                    ====           ===            ===            ===

                                                                               PERIOD FROM   PERIOD FROM
                                                   FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                 YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                    2008           2007           2006           2006
                                                ------------   ------------   ------------   -----------
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Retirement Solutions:
   Annuities                                        $ (3)           $ 7            $ 5           $ 1
   Defined Contribution                                2              1              1            --
                                                    ----            ---            ---           ---
      Total Retirement Solutions                      (1)             8              6             1
                                                    ----            ---            ---           ---
Insurance Solutions:
   Life Insurance                                     40             45             11             1
   Group Protection                                    1              1              1            --
                                                    ----            ---            ---           ---
      Total Insurance Solutions                       41             46             12             1
                                                    ----            ---            ---           ---
Other Operations                                       9              7              1            --
Realized loss                                        (35)            (9)            --            --
                                                    ----            ---            ---           ---
         Total federal income tax expense           $ 14            $52            $19           $ 2
                                                    ====            ===            ===           ===

                                   AS OF DECEMBER 31,
                                   ------------------
                                     2008      2007
                                    ------   -------
ASSETS
Retirement Solutions:
   Annuities                        $2,632   $ 3,059
   Defined Contribution              1,055     1,267
                                    ------   -------
      Total Retirement Solutions     3,687     4,326
                                    ------   -------
Insurance Solutions:
   Life Insurance                    5,671     5,561
   Group Protection                     57         5
                                    ------   -------
      Total Insurance Solutions      5,728     5,566
                                    ------   -------
Other Operations                       266       584
                                    ------   -------
         Total                      $9,681   $10,476
                                    ======   =======

22. SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

The following summarizes our supplemental cash flow data (in millions):

                                                                                                       PERIOD FROM   PERIOD FROM
                                                                           FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                                         YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                                            2008           2007           2006           2006
                                                                        ------------   ------------   ------------   -----------
Income taxes paid (received)                                                 $40          $    (7)         $11         $    (3)
                                                                             ===          =======          ===         =======
Significant non-cash investing and financing transactions:
   Business combinations:
      Fair value of assets acquired (includes cash and invested cash)        $--          $    (1)         $--         $ 1,482
      Fair value of liabilities assumed                                       --               --           --          (1,249)
                                                                             ---          -------          ---         -------
         Total purchase price                                                $--          $    (1)         $--         $   233
                                                                             ===          =======          ===         =======
   Sale of stockholder's equity:
      Carrying value of assets                                               $--          $    --          $--         $ 1,447
      Carrying value of liabilities                                           --               --           --          (1,236)
                                                                             ---          -------          ---         -------
         Total sale of stockholder's equity                                  $--          $    --          $--         $   211
                                                                             ===          =======          ===         =======
   Reinsurance assumption from LNL:
      Assets contributed                                                     $--          $ 3,488          $--         $    --
      Liabilities contributed                                                 --           (2,784)          --              --
                                                                             ---          -------          ---         -------
         Total capital contribution                                          $--          $   704          $--         $    --
                                                                             ===          =======          ===         =======

23. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our financial statements were as follows:

                                          AS OF DECEMBER 31,
                                          ------------------
                                             2008   2007
                                             ----   ----
Assets with affiliates:
   Service agreement receivable(1)           $  1   $(18)
Liabilities with affiliates:
   Reinsurance future contract benefits
      on ceded reinsurance contracts(2)       107     34

                                          FOR THE YEARS ENDED DECEMBER 31,
                                          --------------------------------
                                                 2008   2007   2006
Revenues with affiliates:                        ----   ----   ----
   Premiums paid on ceded reinsurance
      contracts(3)                               $(15)  $(12)  $(6)
   Fees for management of general
      account(4)                                   (4)    (4)   (1)
Benefits and expenses with affiliates:
   Service agreement payments(5)                   59     54    20

----------
(1)  Reported in other assets on our Balance Sheets.

(2)  Reported in future contract benefits on our Balance Sheets.

(3)  Reported in insurance premiums on our Statements of Income.

(4)  Reported in net investment income on our Statement of Income.

(5) Reported in underwriting, acquisition, insurance and other expenses on our Statements of Income.

SERVICE AGREEMENT

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force, and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

Delaware Management Holdings Inc. ("DMH"), a wholly owned subsidiary of LNC, is responsible for the management of our general account investments.

CEDED REINSURANCE CONTRACTS

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd.

SENIOR PROMISSORY NOTE

As of December 31, 2008 and 2007, we held no securities of LNC or its affiliates. As of December 31, 2006, we held an LNC Senior Promissory Note with a carrying amount of $6 million, which matured in 2007 and bore an interest rate of 5.25%.

                LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

                                                                                                           MORTALITY &
                                                                                                             EXPENSE
                                                              CONTRACT                      CONTRACT        GUARANTEE
                                                              PURCHASES                    REDEMPTIONS       CHARGES
                                                              DUE FROM                       DUE TO        PAYABLE TO
                                                           LINCOLN LIFE &                LINCOLN LIFE &  LINCOLN LIFE &
                                                               ANNUITY                       ANNUITY         ANNUITY
                                                               COMPANY                       COMPANY         COMPANY
SUBACCOUNT                                    INVESTMENTS    OF NEW YORK   TOTAL ASSETS    OF NEW YORK     OF NEW YORK    NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                 $   181,183      $    --      $   181,183      $    --         $    7      $   181,176
AIM V.I. Capital Appreciation Class II             80,201           --           80,201           --              3           80,198
AIM V.I. Core Equity                              560,751           --          560,751           --             22          560,729
AIM V.I. Core Equity Class II                      36,380           --           36,380           --              1           36,379
AIM V.I. International Growth                     178,498           --          178,498           --              7          178,491
AIM V.I. International Growth Class II            171,189           --          171,189           --              7          171,182
ABVPSF Global Technology Class B                1,422,189           --        1,422,189           --             63        1,422,126
ABVPSF Growth and Income Class B                6,545,920           --        6,545,920           42            285        6,545,593
ABVPSF International Value Class B              6,298,703           --        6,298,703           90            285        6,298,328
ABVPSF Large Cap Growth Class B                   802,643           --          802,643           --             34          802,609
ABVPSF Small/Mid Cap Value Class B              3,564,962           --        3,564,962           15            156        3,564,791
American Century VP Inflation Protection
   Class 2                                     16,553,309       69,495       16,622,804           --            727       16,622,077
American Funds Global Growth Class 2           11,333,195        3,571       11,336,766           --            526       11,336,240
American Funds Global Small
   Capitalization Class 2                       7,814,669           --        7,814,669          714            352        7,813,603
American Funds Growth Class 2                  65,532,892           --       65,532,892       19,567          2,929       65,510,396
American Funds Growth-Income Class 2           65,118,329           --       65,118,329       33,803          2,920       65,081,606
American Funds International Class 2           32,606,519        2,186       32,608,705           --          1,469       32,607,236
Delaware VIPT Capital Reserves Service Class    1,855,057           --        1,855,057           --             81        1,854,976
Delaware VIPT Diversified Income Service
   Class                                       19,411,338           --       19,411,338          233            857       19,410,248
Delaware VIPT Emerging Markets Service
   Class                                        8,986,677           --        8,986,677          705            404        8,985,568
Delaware VIPT High Yield                          628,732           --          628,732           --             24          628,708
Delaware VIPT High Yield Service Class          8,670,991           --        8,670,991           50            373        8,670,568
Delaware VIPT REIT                                756,348           --          756,348           --             28          756,320
Delaware VIPT REIT Service Class                8,055,844           --        8,055,844            4            347        8,055,493
Delaware VIPT Small Cap Value                     880,307           --          880,307           --             33          880,274
Delaware VIPT Small Cap Value Service Class    11,839,392           --       11,839,392          155            534       11,838,703
Delaware VIPT Trend                               401,932           --          401,932           --             15          401,917
Delaware VIPT Trend Service Class               2,905,390           --        2,905,390       10,080            128        2,895,182
Delaware VIPT U.S. Growth Service Class         1,437,519           --        1,437,519           14             61        1,437,444
Delaware VIPT Value                               316,043           --          316,043           --             12          316,031
Delaware VIPT Value Service Class               6,481,819           --        6,481,819           12            284        6,481,523
DWS VIP Equity 500 Index                        2,872,961           --        2,872,961           --            121        2,872,840
DWS VIP Equity 500 Index Service Class          3,199,167           29        3,199,196           --            139        3,199,057
DWS VIP Small Cap Index                           674,509           --          674,509           18             27          674,464
DWS VIP Small Cap Index Service Class           1,833,565           --        1,833,565           --             84        1,833,481
Fidelity VIP Contrafund Service Class 2        26,184,193        6,508       26,190,701           --          1,182       26,189,519
Fidelity VIP Equity-Income                        667,708           --          667,708           --             25          667,683
Fidelity VIP Equity-Income Service Class 2      2,067,374           --        2,067,374            5             88        2,067,281
Fidelity VIP Growth                               193,974           --          193,974           --              7          193,967
Fidelity VIP Growth Service Class 2             2,239,474           --        2,239,474        1,502             96        2,237,876
Fidelity VIP Mid Cap Service Class 2           11,953,448        4,664       11,958,112           --            536       11,957,576
Fidelity VIP Overseas                             118,644           --          118,644           --              4          118,640
Fidelity VIP Overseas Service Class 2           3,816,374           --        3,816,374            2            164        3,816,208
FTVIPT Franklin Income Securities Class 2      16,200,736           --       16,200,736          275            737       16,199,724
FTVIPT Franklin Small-Mid Cap Growth
   Securities Class 2                           5,416,108           --        5,416,108           56            248        5,415,804
FTVIPT Mutual Shares Securities Class 2        10,808,485           --       10,808,485          134            487       10,807,864
FTVIPT Templeton Global Income Securities
   Class 2                                     13,021,065           --       13,021,065           45            592       13,020,428

See accompanying notes.

                                                                                                           MORTALITY &
                                                                                                             EXPENSE
                                                              CONTRACT                      CONTRACT        GUARANTEE
                                                              PURCHASES                    REDEMPTIONS       CHARGES
                                                              DUE FROM                       DUE TO        PAYABLE TO
                                                           LINCOLN LIFE &                LINCOLN LIFE &  LINCOLN LIFE &
                                                              ANNUITY                        ANNUITY         ANNUITY
                                                              COMPANY                        COMPANY         COMPANY
SUBACCOUNT                                    INVESTMENTS    OF NEW YORK   TOTAL ASSETS    OF NEW YORK     OF NEW YORK    NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Growth Securities Class 2    $ 5,040,715      $    --      $ 5,040,715      $    35        $  226       $ 5,040,454
Janus Aspen Series Balanced Service Shares        924,295           10          924,305           --            40           924,265
Janus Aspen Series Mid Cap Growth
   Service Shares                                 592,822           --          592,822           --            25           592,797
Janus Aspen Series Worldwide Growth
   Service Shares                                  16,489           --           16,489           --             1            16,488
Lincoln VIPT Baron Growth Opportunities
   Service Class                                3,672,606           --        3,672,606          143           167         3,672,296
Lincoln VIPT Capital Growth Service Class         558,180           --          558,180           --            24           558,156
Lincoln VIPT Cohen & Steers Global Real
   Estate Service Class                         2,289,993           --        2,289,993            5            99         2,289,889
Lincoln VIPT Columbia Value Opportunities
   Service Class                                  340,408           --          340,408           --            15           340,393
Lincoln VIPT Delaware Bond                     14,988,387           --       14,988,387          119           632        14,987,636
Lincoln VIPT Delaware Bond Service Class       31,293,698        5,369       31,299,067           --         1,387        31,297,680
Lincoln VIPT Delaware Growth and Income
   Service Class                                  699,647           --          699,647           --            30           699,617
Lincoln VIPT Delaware Social Awareness            737,205           --          737,205           --            30           737,175
Lincoln VIPT Delaware Social Awareness
   Service Class                                2,187,180           --        2,187,180           24            90         2,187,066
Lincoln VIPT Delaware Special Opportunities
   Service Class                                  358,110           --          358,110           --            16           358,094
Lincoln VIPT FI Equity-Income Service Class     1,117,185           --        1,117,185           --            51         1,117,134
Lincoln VIPT Janus Capital Appreciation           121,274           --          121,274           --             5           121,269
Lincoln VIPT Janus Capital Appreciation
   Service Class                                  953,057           --          953,057            3            43           953,011
Lincoln VIPT Marsico International Growth
   Service Class                                1,283,650           --        1,283,650          730            58         1,282,862
Lincoln VIPT MFS Value Service Class            2,386,873        6,437        2,393,310           --           104         2,393,206
Lincoln VIPT Mid-Cap Value Service Class        1,099,740        3,990        1,103,730           --            50         1,103,680
Lincoln VIPT Mondrian International Value       2,168,727           --        2,168,727       14,401            91         2,154,235
Lincoln VIPT Mondrian International Value
   Service Class                                7,326,737           --        7,326,737           17           325         7,326,395
Lincoln VIPT Money Market                      10,008,399       77,379       10,085,778           --           415        10,085,363
Lincoln VIPT Money Market Service Class        24,571,005           --       24,571,005       79,096         1,103        24,490,806
Lincoln VIPT SSgA Bond Index Service Class      4,107,127        5,364        4,112,491           --           177         4,112,314
Lincoln VIPT SSgA Developed
   International 150 Service Class                569,327           --          569,327           --            25           569,302
Lincoln VIPT SSgA Emerging Markets 100
   Service Class                                  448,298           --          448,298           --            19           448,279
Lincoln VIPT SSgA International Index
   Service Class                                  686,300           --          686,300           --            29           686,271
Lincoln VIPT SSgA Large Cap 100
   Service Class                                1,151,040           --        1,151,040           --            50         1,150,990
Lincoln VIPT SSgA S&P 500 Index                   230,938           --          230,938           --             9           230,929
Lincoln VIPT SSgA S&P 500 Index
   Service Class                                5,327,424           --        5,327,424           --           226         5,327,198
Lincoln VIPT SSgA Small-Cap Index
   Service Class                                1,868,967           --        1,868,967            9            78         1,868,880
Lincoln VIPT SSgA Small-Mid Cap 200
   Service Class                                  273,119           --          273,119           --            11           273,108
Lincoln VIPT T. Rowe Price Growth Stock
   Service Class                                  672,091           --          672,091           --            31           672,060

See accompanying notes.

                                                                                                           MORTALITY &
                                                                                                            EXPENSE
                                                              CONTRACT                      CONTRACT       GUARANTEE
                                                              PURCHASES                    REDEMPTIONS      CHARGES
                                                              DUE FROM                       DUE TO        PAYABLE TO
                                                           LINCOLN LIFE &                LINCOLN LIFE &  LINCOLN LIFE &
                                                               ANNUITY                       ANNUITY        ANNUITY
                                                               COMPANY                       COMPANY        COMPANY
SUBACCOUNT                                    INVESTMENTS    OF NEW YORK   TOTAL ASSETS    OF NEW YORK    OF NEW YORK     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT T. Rowe Price Structured
   Mid-Cap Growth                             $    68,300        $--        $    68,300      $   --          $    3      $    68,297
Lincoln VIPT T. Rowe Price Structured
   Mid-Cap Growth Service Class                   930,755         --            930,755           5              42          930,708
Lincoln VIPT Templeton Growth Service Class     2,478,583         --          2,478,583          21             112        2,478,450
Lincoln VIPT Turner Mid-Cap Growth
   Service Class                                  697,807         --            697,807         719              32          697,056
Lincoln VIPT UBS Global Asset Allocation          395,678         --            395,678          --              16          395,662
Lincoln VIPT UBS Global Asset Allocation
   Service Class                                2,778,058         --          2,778,058          --             123        2,777,935
Lincoln VIPT Wilshire 2010 Profile
   Service Class                                  499,536         --            499,536          --              24          499,512
Lincoln VIPT Wilshire 2020 Profile
   Service Class                                  237,165         --            237,165          --              12          237,153
Lincoln VIPT Wilshire 2030 Profile
   Service Class                                  356,023         --            356,023          --              15          356,008
Lincoln VIPT Wilshire 2040 Profile
   Service Class                                  109,947         --            109,947          --               5          109,942
Lincoln VIPT Wilshire Aggressive Profile
   Service Class                                2,576,272         --          2,576,272          --             113        2,576,159
Lincoln VIPT Wilshire Conservative Profile
   Service Class                                5,123,965         --          5,123,965          --             229        5,123,736
Lincoln VIPT Wilshire Moderate Profile
   Service Class                               26,821,553         --         26,821,553       1,175           1,158       26,819,220
Lincoln VIPT Wilshire Moderately Aggressive
   Profile Service Class                       11,503,835         --         11,503,835          59             516       11,503,260
MFS VIT Core Equity Service Class                  76,059         --             76,059          --               3           76,056
MFS VIT Growth                                    142,584         --            142,584          --               6          142,578
MFS VIT Growth Service Class                      199,976         --            199,976          --               8          199,968
MFS VIT Total Return                            1,381,333         --          1,381,333          --              53        1,381,280
MFS VIT Total Return Service Class             12,219,288         --         12,219,288          71             544       12,218,673
MFS VIT Utilities                                 656,046         --            656,046          --              25          656,021
MFS VIT Utilities Service Class                 8,760,202         --          8,760,202       1,701             390        8,758,111
NB AMT Mid-Cap Growth                           3,961,818         --          3,961,818          18             174        3,961,626
NB AMT Regency                                  4,097,242         --          4,097,242           9             178        4,097,055
Putnam VT Growth & Income Class IB                 71,889         --             71,889          --               3           71,886
Putnam VT Health Sciences Class IB                105,405         --            105,405          --               4          105,401

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2008

                                                              DIVIDENDS
                                                                 FROM       MORTALITY AND         NET
                                                              INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                                      INCOME    GUARANTEE CHARGES  INCOME (LOSS)
----------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                 $       --     $    (4,259)      $  (4,259)
AIM V.I. Capital Appreciation Class II                                --          (1,801)         (1,801)
AIM V.I. Core Equity                                              16,159         (12,430)          3,729
AIM V.I. Core Equity Class II                                        899            (660)            239
AIM V.I. International Growth                                      1,543          (5,280)         (3,737)
AIM V.I. International Growth Class II                             1,117          (4,276)         (3,159)
ABVPSF Global Technology Class B                                      --         (32,992)        (32,992)
ABVPSF Growth and Income Class B                                 154,301        (141,965)         12,336
ABVPSF International Value Class B                                81,252        (151,007)        (69,755)
ABVPSF Large Cap Growth Class B                                       --         (21,907)        (21,907)
ABVPSF Small/Mid Cap Value Class B                                18,379         (69,403)        (51,024)
American Century VP Inflation Protection Class 2                 860,993        (281,246)        579,747
American Funds Global Growth Class 2                             282,849        (240,625)         42,224
American Funds Global Small Capitalization Class 2                    --        (208,204)       (208,204)
American Funds Growth Class 2                                    799,446      (1,544,799)       (745,353)
American Funds Growth-Income Class 2                           1,562,918      (1,441,246)        121,672
American Funds International Class 2                             905,168        (723,773)        181,395
Delaware VIPT Capital Reserves Service Class                      69,746         (25,793)         43,953
Delaware VIPT Diversified Income Service Class                   728,899        (321,067)        407,832
Delaware VIPT Emerging Markets Service Class                     183,438        (230,080)        (46,642)
Delaware VIPT High Yield                                         123,360         (17,533)        105,827
Delaware VIPT High Yield Service Class                           926,157        (175,399)        750,758
Delaware VIPT REIT                                                31,807         (17,888)         13,919
Delaware VIPT REIT Service Class                                 256,685        (197,504)         59,181
Delaware VIPT Small Cap Value                                     13,374         (21,657)         (8,283)
Delaware VIPT Small Cap Value Service Class                       70,417        (254,805)       (184,388)
Delaware VIPT Trend                                                   --         (11,080)        (11,080)
Delaware VIPT Trend Service Class                                     --         (72,406)        (72,406)
Delaware VIPT U.S. Growth Service Class                               --         (29,101)        (29,101)
Delaware VIPT Value                                               14,814          (6,560)          8,254
Delaware VIPT Value Service Class                                233,057        (139,418)         93,639
DWS VIP Equity 500 Index                                         109,705         (67,339)         42,366
DWS VIP Equity 500 Index Service Class                           101,256         (72,496)         28,760
DWS VIP Small Cap Index                                           17,454         (16,211)          1,243
DWS VIP Small Cap Index Service Class                             36,959         (45,026)         (8,067)
Fidelity VIP Contrafund Service Class 2                          301,420        (565,142)       (263,722)
Fidelity VIP Equity-Income                                        24,678         (16,628)          8,050
Fidelity VIP Equity-Income Service Class 2                        70,100         (47,739)         22,361
Fidelity VIP Growth                                                2,486          (6,108)         (3,622)
Fidelity VIP Growth Service Class 2                               21,237         (56,158)        (34,921)
Fidelity VIP Mid Cap Service Class 2                              35,019        (240,582)       (205,563)
Fidelity VIP Overseas                                              4,623          (2,744)          1,879
Fidelity VIP Overseas Service Class 2                            136,492         (87,047)         49,445
FTVIPT Franklin Income Securities Class 2                      1,039,137        (313,856)        725,281
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2               --        (121,437)       (121,437)
FTVIPT Mutual Shares Securities Class 2                          426,727        (218,149)        208,578
FTVIPT Templeton Global Income Securities Class 2                413,642        (185,298)        228,344
FTVIPT Templeton Growth Securities Class 2                       138,218        (125,235)         12,983
Janus Aspen Series Balanced Service Shares                        23,171         (14,515)          8,656
Janus Aspen Series Mid Cap Growth Service Shares                     588         (15,307)        (14,719)
Janus Aspen Series Worldwide Growth Service Shares                   260            (416)           (156)
Lincoln VIPT Baron Growth Opportunities Service Class                 --         (73,023)        (73,023)
Lincoln VIPT Capital Growth Service Class                             --         (11,109)        (11,109)
Lincoln VIPT Cohen & Steers Global Real Estate Service Class      31,178         (38,076)         (6,898)
Lincoln VIPT Columbia Value Opportunities Service Class              644          (4,040)         (3,396)
Lincoln VIPT Delaware Bond                                       771,489        (290,062)        481,427
Lincoln VIPT Delaware Bond Service Class                       1,461,911        (509,419)        952,492

See accompanying notes.

                                                                                            TOTAL                       NET INCREASE
                                                                  NET        DIVIDENDS       NET         NET CHANGE      (DECREASE)
                                                                REALIZED       FROM        REALIZED    IN UNREALIZED   IN NET ASSETS
                                                              GAIN (LOSS)  NET REALIZED  GAIN (LOSS)  APPRECIATION OR    RESULTING
                                                                   ON         GAIN ON         ON        DEPRECIATION        FROM
SUBACCOUNT                                                    INVESTMENTS   INVESTMENTS  INVESTMENTS   ON INVESTMENTS    OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                 $    (4,446)  $        --   $   (4,446)  $   (143,092)   $   (151,797)
AIM V.I. Capital Appreciation Class II                             (1,373)           --       (1,373)       (60,989)        (64,163)
AIM V.I. Core Equity                                               12,573            --       12,573       (297,408)       (281,106)
AIM V.I. Core Equity Class II                                         219            --          219        (16,773)        (16,315)
AIM V.I. International Growth                                      67,676         3,731       71,407       (256,769)       (189,099)
AIM V.I. International Growth Class II                             23,124         3,246       26,370       (156,029)       (132,818)
ABVPSF Global Technology Class B                                  (89,451)           --      (89,451)    (1,178,476)     (1,300,919)
ABVPSF Growth and Income Class B                                 (373,649)    1,592,065    1,218,416     (5,896,098)     (4,665,346)
ABVPSF International Value Class B                               (472,297)      581,302      109,005     (6,678,925)     (6,639,675)
ABVPSF Large Cap Growth Class B                                   (32,226)           --      (32,226)      (678,991)       (733,124)
ABVPSF Small/Mid Cap Value Class B                               (146,216)      432,864      286,648     (2,108,518)     (1,872,894)
American Century VP Inflation Protection Class 2                 (187,316)           --     (187,316)    (1,171,687)       (779,256)
American Funds Global Growth Class 2                             (221,053)    1,217,136      996,083     (8,002,619)     (6,964,312)
American Funds Global Small Capitalization Class 2               (549,227)    1,774,637    1,225,410    (10,080,505)     (9,063,299)
American Funds Growth Class 2                                  (1,477,069)   10,766,335    9,289,266    (60,445,882)    (51,901,969)
American Funds Growth-Income Class 2                           (1,649,507)    5,888,400    4,238,893    (45,503,237)    (41,142,672)
American Funds International Class 2                             (546,228)    6,099,201    5,552,973    (29,915,912)    (24,181,544)
Delaware VIPT Capital Reserves Service Class                      (40,904)           --      (40,904)       (54,539)        (51,490)
Delaware VIPT Diversified Income Service Class                      3,381       266,623      270,004     (2,072,893)     (1,395,057)
Delaware VIPT Emerging Markets Service Class                      (71,865)    2,253,670    2,181,805    (11,654,378)     (9,519,215)
Delaware VIPT High Yield                                          (67,483)           --      (67,483)      (327,334)       (288,990)
Delaware VIPT High Yield Service Class                           (392,793)           --     (392,793)    (3,400,174)     (3,042,209)
Delaware VIPT REIT                                               (111,488)      494,296      382,808       (855,179)       (458,452)
Delaware VIPT REIT Service Class                               (1,350,396)    4,627,166    3,276,770     (7,853,398)     (4,517,447)
Delaware VIPT Small Cap Value                                       6,440       117,174      123,614       (597,715)       (482,384)
Delaware VIPT Small Cap Value Service Class                      (534,520)    1,016,428      481,908     (5,610,150)     (5,312,630)
Delaware VIPT Trend                                                26,408       168,844      195,252       (652,435)       (468,263)
Delaware VIPT Trend Service Class                                (153,240)      912,073      758,833     (3,320,509)     (2,634,082)
Delaware VIPT U.S. Growth Service Class                             3,566        48,737       52,303     (1,107,382)     (1,084,180)
Delaware VIPT Value                                               (18,903)       42,532       23,629       (226,930)       (195,047)
Delaware VIPT Value Service Class                                (444,906)      752,954      308,048     (3,994,040)     (3,592,353)
DWS VIP Equity 500 Index                                          100,540            --      100,540     (2,085,031)     (1,942,125)
DWS VIP Equity 500 Index Service Class                              1,918            --        1,918     (2,071,905)     (2,041,227)
DWS VIP Small Cap Index                                           (37,084)      110,988       73,904       (486,616)       (411,469)
DWS VIP Small Cap Index Service Class                            (156,367)      282,628      126,261     (1,186,633)     (1,068,439)
Fidelity VIP Contrafund Service Class 2                        (1,417,276)      895,032     (522,244)   (18,186,328)    (18,972,294)
Fidelity VIP Equity-Income                                        (82,884)        1,385      (81,499)      (547,117)       (620,566)
Fidelity VIP Equity-Income Service Class 2                       (125,950)        3,230     (122,720)    (1,537,428)     (1,637,787)
Fidelity VIP Growth                                                22,476            --       22,476       (250,535)       (231,681)
Fidelity VIP Growth Service Class 2                               (26,819)           --      (26,819)    (2,077,696)     (2,139,436)
Fidelity VIP Mid Cap Service Class 2                             (461,595)    2,067,631    1,606,036     (8,802,575)     (7,402,102)
Fidelity VIP Overseas                                              29,228        29,902       59,130       (169,640)       (108,631)
Fidelity VIP Overseas Service Class 2                            (129,199)      680,456      551,257     (3,716,619)     (3,115,917)
FTVIPT Franklin Income Securities Class 2                        (830,412)      435,110     (395,302)    (7,404,700)     (7,074,721)
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2          (207,401)      938,437      731,036     (4,474,383)     (3,864,784)
FTVIPT Mutual Shares Securities Class 2                          (490,963)      606,948      115,985     (6,487,460)     (6,162,897)
FTVIPT Templeton Global Income Securities Class 2                  33,524            --       33,524        138,712         400,580
FTVIPT Templeton Growth Securities Class 2                       (294,396)      544,665      250,269     (4,350,358)     (4,087,106)
Janus Aspen Series Balanced Service Shares                         21,289        60,733       82,022       (260,874)       (170,196)
Janus Aspen Series Mid Cap Growth Service Shares                   58,956        54,669      113,625       (598,444)       (499,538)
Janus Aspen Series Worldwide Growth Service Shares                    578            --          578        (16,866)        (16,444)
Lincoln VIPT Baron Growth Opportunities Service Class             (97,211)      249,602      152,391     (2,201,597)     (2,122,229)
Lincoln VIPT Capital Growth Service Class                         (10,779)           --      (10,779)      (344,588)       (366,476)
Lincoln VIPT Cohen & Steers Global Real Estate Service Class      (93,476)           --      (93,476)    (1,293,730)     (1,394,104)
Lincoln VIPT Columbia Value Opportunities Service Class           (33,795)      156,610      122,815       (289,056)       (169,637)
Lincoln VIPT Delaware Bond                                       (341,467)        6,841     (334,626)    (1,038,063)       (891,262)
Lincoln VIPT Delaware Bond Service Class                         (249,567)       12,029     (237,538)    (2,347,934)     (1,632,980)

                                                                     DIVIDENDS
                                                                       FROM       MORTALITY AND         NET
                                                                    INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                                            INCOME    GUARANTEE CHARGES  INCOME (LOSS)
----------------------------------------------------------------------------------------------------------------
Lincoln VIPT Delaware Growth and Income Service Class                $  8,867       $ (12,990)       $  (4,123)
Lincoln VIPT Delaware Social Awareness                                  9,062         (16,647)          (7,585)
Lincoln VIPT Delaware Social Awareness Service Class                   17,127         (45,909)         (28,782)
Lincoln VIPT Delaware Special Opportunities Service Class               3,782          (6,104)          (2,322)
Lincoln VIPT FI Equity-Income Service Class                            19,607         (20,525)            (918)
Lincoln VIPT Janus Capital Appreciation                                 1,176          (2,597)          (1,421)
Lincoln VIPT Janus Capital Appreciation Service Class                   6,038         (17,678)         (11,640)
Lincoln VIPT Marsico International Growth Service Class                16,747         (25,995)          (9,248)
Lincoln VIPT MFS Value Service Class                                   24,003         (30,848)          (6,845)
Lincoln VIPT Mid-Cap Value Service Class                                1,158         (18,579)         (17,421)
Lincoln VIPT Mondrian International Value                             149,361         (48,733)         100,628
Lincoln VIPT Mondrian International Value Service Class               457,155        (156,449)         300,706
Lincoln VIPT Money Market                                             162,133        (108,019)          54,114
Lincoln VIPT Money Market Service Class                               379,044        (306,440)          72,604
Lincoln VIPT SSgA Bond Index Service Class                             15,266         (14,963)             303
Lincoln VIPT SSgA Developed International 150 Service Class             3,726          (1,380)           2,346
Lincoln VIPT SSgA Emerging Markets 100 Service Class                    2,136          (1,248)             888
Lincoln VIPT SSgA International Index Service Class                     4,526          (2,464)           2,062
Lincoln VIPT SSgA Large Cap 100 Service Class                           3,601          (4,640)          (1,039)
Lincoln VIPT SSgA S&P 500 Index                                         8,629          (2,588)           6,041
Lincoln VIPT SSgA S&P 500 Index Service Class                         157,523         (49,979)         107,544
Lincoln VIPT SSgA Small-Cap Index Service Class                        14,688         (18,635)          (3,947)
Lincoln VIPT SSgA Small-Mid Cap 200 Service Class                       1,426          (1,381)              45
Lincoln VIPT T. Rowe Price Growth Stock Service Class                      --         (10,714)         (10,714)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                       --          (1,674)          (1,674)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class         --         (20,965)         (20,965)
Lincoln VIPT Templeton Growth Service Class                            56,901         (43,643)          13,258
Lincoln VIPT Turner Mid-Cap Growth Service Class                           --         (15,206)         (15,206)
Lincoln VIPT UBS Global Asset Allocation                               35,138          (8,518)          26,620
Lincoln VIPT UBS Global Asset Allocation Service Class                225,370         (47,988)         177,382
Lincoln VIPT Wilshire 2010 Profile Service Class                        7,142          (8,215)          (1,073)
Lincoln VIPT Wilshire 2020 Profile Service Class                        2,314          (2,727)            (413)
Lincoln VIPT Wilshire 2030 Profile Service Class                        2,371          (4,680)          (2,309)
Lincoln VIPT Wilshire 2040 Profile Service Class                          216          (3,378)          (3,162)
Lincoln VIPT Wilshire Aggressive Profile Service Class                  9,578         (47,418)         (37,840)
Lincoln VIPT Wilshire Conservative Profile Service Class               94,858         (75,643)          19,215
Lincoln VIPT Wilshire Moderate Profile Service Class                  555,335        (505,049)          50,286
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class     107,198        (223,972)        (116,774)
MFS VIT Core Equity Service Class                                         505          (1,955)          (1,450)
MFS VIT Growth                                                            541          (3,347)          (2,806)
MFS VIT Growth Service Class                                               --          (4,434)          (4,434)
MFS VIT Total Return                                                   61,619         (26,923)          34,696
MFS VIT Total Return Service Class                                    427,875        (243,983)         183,892
MFS VIT Utilities                                                      18,845         (16,433)           2,412
MFS VIT Utilities Service Class                                       153,349        (196,489)         (43,140)
NB AMT Mid-Cap Growth                                                      --         (97,684)         (97,684)
NB AMT Regency                                                         76,998        (105,756)         (28,758)
Putnam VT Growth & Income Class IB                                      2,188          (1,643)             545
Putnam VT Health Sciences Class IB                                         --          (1,973)          (1,973)

See accompanying notes.

                                                                                  DIVIDENDS      TOTAL
                                                                        NET          FROM         NET
                                                                      REALIZED       NET        REALIZED
                                                                    GAIN (LOSS)    REALIZED   GAIN (LOSS)
                                                                         ON        GAIN ON         ON
SUBACCOUNT                                                          INVESTMENTS  INVESTMENTS  INVESTMENTS
---------------------------------------------------------------------------------------------------------
Lincoln VIPT Delaware Growth and Income Service Class                $  (9,259)   $   90,802   $   81,543
Lincoln VIPT Delaware Social Awareness                                  26,345        64,364       90,709
Lincoln VIPT Delaware Social Awareness Service Class                    13,877       183,468      197,345
Lincoln VIPT Delaware Special Opportunities Service Class              (18,483)       33,557       15,074
Lincoln VIPT FI Equity-Income Service Class                            (25,872)      116,085       90,213
Lincoln VIPT Janus Capital Appreciation                                  7,678            --        7,678
Lincoln VIPT Janus Capital Appreciation Service Class                   (5,218)           --       (5,218)
Lincoln VIPT Marsico International Growth Service Class               (148,093)      163,024       14,931
Lincoln VIPT MFS Value Service Class                                   (65,521)       46,837      (18,684)
Lincoln VIPT Mid-Cap Value Service Class                              (153,267)      102,429      (50,838)
Lincoln VIPT Mondrian International Value                              (14,503)      209,659      195,156
Lincoln VIPT Mondrian International Value Service Class                  1,078       641,934      643,012
Lincoln VIPT Money Market                                                   (1)           29           28
Lincoln VIPT Money Market Service Class                                     (1)           79           78
Lincoln VIPT SSgA Bond Index Service Class                               2,446            --        2,446
Lincoln VIPT SSgA Developed International 150 Service Class             (7,568)           --       (7,568)
Lincoln VIPT SSgA Emerging Markets 100 Service Class                    (6,727)           --       (6,727)
Lincoln VIPT SSgA International Index Service Class                     (8,572)           --       (8,572)
Lincoln VIPT SSgA Large Cap 100 Service Class                          (17,475)           --      (17,475)
Lincoln VIPT SSgA S&P 500 Index                                        (62,704)           --      (62,704)
Lincoln VIPT SSgA S&P 500 Index Service Class                         (109,155)           --     (109,155)
Lincoln VIPT SSgA Small-Cap Index Service Class                        (83,336)      110,670       27,334
Lincoln VIPT SSgA Small-Mid Cap 200 Service Class                      (48,791)           --      (48,791)
Lincoln VIPT T. Rowe Price Growth Stock Service Class                  (61,706)           --      (61,706)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                     1,244            --        1,244
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class     (84,418)           --      (84,418)
Lincoln VIPT Templeton Growth Service Class                           (148,424)      119,685      (28,739)
Lincoln VIPT Turner Mid-Cap Growth Service Class                       (36,127)      165,502      129,375
Lincoln VIPT UBS Global Asset Allocation                                (5,859)       49,670       43,811
Lincoln VIPT UBS Global Asset Allocation Service Class                 (40,652)      295,783      255,131
Lincoln VIPT Wilshire 2010 Profile Service Class                        (2,861)          395       (2,466)
Lincoln VIPT Wilshire 2020 Profile Service Class                         1,417           214        1,631
Lincoln VIPT Wilshire 2030 Profile Service Class                       (67,296)          477      (66,819)
Lincoln VIPT Wilshire 2040 Profile Service Class                       (43,880)          159      (43,721)
Lincoln VIPT Wilshire Aggressive Profile Service Class                 (56,560)       85,705       29,145
Lincoln VIPT Wilshire Conservative Profile Service Class               (28,278)       46,311       18,033
Lincoln VIPT Wilshire Moderate Profile Service Class                  (439,787)      717,362      277,575
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class     (310,519)      264,749      (45,770)
MFS VIT Core Equity Service Class                                        2,902            --        2,902
MFS VIT Growth                                                          25,326            --       25,326
MFS VIT Growth Service Class                                            14,576            --       14,576
MFS VIT Total Return                                                     1,524       122,048      123,572
MFS VIT Total Return Service Class                                    (328,156)      933,016      604,860
MFS VIT Utilities                                                       40,535       195,075      235,610
MFS VIT Utilities Service Class                                       (199,470)    1,866,798    1,667,328
NB AMT Mid-Cap Growth                                                  172,988            --      172,988
NB AMT Regency                                                        (128,962)       14,226     (114,736)
Putnam VT Growth & Income Class IB                                      (4,918)       18,817       13,899
Putnam VT Health Sciences Class IB                                       3,478         1,332        4,810

                                                                      NET CHANGE
                                                                    IN UNREALIZED
                                                                     APPRECIATION    NET INCREASE
                                                                          OR          (DECREASE)
                                                                     DEPRECIATION   IN NET ASSETS
                                                                          ON          RESULTING
SUBACCOUNT                                                           INVESTMENTS   FROM OPERATIONS
--------------------------------------------------------------------------------------------------
Lincoln VIPT Delaware Growth and Income Service Class               $   (450,047)   $   (372,627)
Lincoln VIPT Delaware Social Awareness                                  (521,102)       (437,978)
Lincoln VIPT Delaware Social Awareness Service Class                  (1,405,684)     (1,237,121)
Lincoln VIPT Delaware Special Opportunities Service Class               (182,769)       (170,017)
Lincoln VIPT FI Equity-Income Service Class                             (683,119)       (593,824)
Lincoln VIPT Janus Capital Appreciation                                  (94,917)        (88,660)
Lincoln VIPT Janus Capital Appreciation Service Class                   (590,412)       (607,270)
Lincoln VIPT Marsico International Growth Service Class               (1,129,900)     (1,124,217)
Lincoln VIPT MFS Value Service Class                                    (810,054)       (835,583)
Lincoln VIPT Mid-Cap Value Service Class                                (593,526)       (661,785)
Lincoln VIPT Mondrian International Value                             (1,762,275)     (1,466,491)
Lincoln VIPT Mondrian International Value Service Class               (5,455,432)     (4,511,714)
Lincoln VIPT Money Market                                                     --          54,142
Lincoln VIPT Money Market Service Class                                        5          72,687
Lincoln VIPT SSgA Bond Index Service Class                               152,573         155,322
Lincoln VIPT SSgA Developed International 150 Service Class              (18,229)        (23,451)
Lincoln VIPT SSgA Emerging Markets 100 Service Class                     (29,278)        (35,117)
Lincoln VIPT SSgA International Index Service Class                      (76,270)        (82,780)
Lincoln VIPT SSgA Large Cap 100 Service Class                           (160,239)       (178,753)
Lincoln VIPT SSgA S&P 500 Index                                         (100,248)       (156,911)
Lincoln VIPT SSgA S&P 500 Index Service Class                         (1,740,919)     (1,742,530)
Lincoln VIPT SSgA Small-Cap Index Service Class                         (719,841)       (696,454)
Lincoln VIPT SSgA Small-Mid Cap 200 Service Class                         (7,203)        (55,949)
Lincoln VIPT T. Rowe Price Growth Stock Service Class                   (288,072)       (360,492)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                     (53,596)        (54,026)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class      (617,424)       (722,807)
Lincoln VIPT Templeton Growth Service Class                           (1,311,958)     (1,327,439)
Lincoln VIPT Turner Mid-Cap Growth Service Class                        (691,638)       (577,469)
Lincoln VIPT UBS Global Asset Allocation                                (284,619)       (214,188)
Lincoln VIPT UBS Global Asset Allocation Service Class                (1,627,469)     (1,194,956)
Lincoln VIPT Wilshire 2010 Profile Service Class                        (123,672)       (127,211)
Lincoln VIPT Wilshire 2020 Profile Service Class                         (59,308)        (58,090)
Lincoln VIPT Wilshire 2030 Profile Service Class                        (121,460)       (190,588)
Lincoln VIPT Wilshire 2040 Profile Service Class                         (43,654)        (90,537)
Lincoln VIPT Wilshire Aggressive Profile Service Class                (1,530,446)     (1,539,141)
Lincoln VIPT Wilshire Conservative Profile Service Class              (1,090,460)     (1,053,212)
Lincoln VIPT Wilshire Moderate Profile Service Class                 (10,659,040)    (10,331,179)
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class     (5,600,219)     (5,762,763)
MFS VIT Core Equity Service Class                                        (58,886)        (57,434)
MFS VIT Growth                                                          (123,769)       (101,249)
MFS VIT Growth Service Class                                            (140,066)       (129,924)
MFS VIT Total Return                                                    (640,064)       (481,796)
MFS VIT Total Return Service Class                                    (4,762,705)     (3,973,953)
MFS VIT Utilities                                                       (768,023)       (530,001)
MFS VIT Utilities Service Class                                       (7,137,579)     (5,513,391)
NB AMT Mid-Cap Growth                                                 (3,402,422)     (3,327,118)
NB AMT Regency                                                        (3,508,832)     (3,652,326)
Putnam VT Growth & Income Class IB                                       (63,829)        (49,385)
Putnam VT Health Sciences Class IB                                       (26,063)        (23,226)

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2007 AND 2008

                                                                  AIM V.I.
                                                    AIM V.I.       CAPITAL                   AIM V.I.
                                                     CAPITAL    APPRECIATION    AIM V.I.   CORE EQUITY
                                                  APPRECIATION    CLASS II    CORE EQUITY    CLASS II
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                  ----------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                      $ 647,668      $229,910    $1,414,490    $ 45,400
Changes From Operations:
   - Net investment income (loss)                     (7,112)       (2,505)       (6,023)       (191)
   - Net realized gain (loss) on investments          16,627         1,766        59,557         206
   - Net change in unrealized appreciation or
     depreciation on investments                      43,811        16,570        32,258       2,853
                                                   ---------      --------    ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    53,326        15,831        85,792       2,868
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                1,450            --           800       4,080
   - Contract withdrawals and transfers to
     annuity reserves                               (233,451)       (9,416)     (291,749)       (987)
   - Contract transfers                              (63,759)      (82,622)     (135,717)        886
                                                   ---------      --------    ----------    --------
                                                    (295,760)      (92,038)     (426,666)      3,979
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --            --         6,511          --
   - Annuity Payments                                     --            --          (310)         --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --            --           (65)         --
                                                   ---------      --------    ----------    --------
                                                          --            --         6,136          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (295,760)      (92,038)     (420,530)      3,979
                                                   ---------      --------    ----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (242,434)      (76,207)     (334,738)      6,847
                                                   ---------      --------    ----------    --------
NET ASSETS AT DECEMBER 31, 2007                      405,234       153,703     1,079,752      52,247
Changes From Operations:
   - Net investment income (loss)                     (4,259)       (1,801)        3,729         239
   - Net realized gain (loss) on investments          (4,446)       (1,373)       12,573         219
   - Net change in unrealized appreciation or
     depreciation on investments                    (143,092)      (60,989)     (297,408)    (16,773)
                                                   ---------      --------    ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (151,797)      (64,163)     (281,106)    (16,315)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  467            --           249       1,266
   - Contract withdrawals and transfers to
     annuity reserves                                (35,242)       (9,342)     (212,605)     (1,724)
   - Contract transfers                              (37,486)           --       (25,012)        905
                                                   ---------      --------    ----------    --------
                                                     (72,261)       (9,342)     (237,368)        447
   Annuity Reserves:
   - Annuity Payments                                     --            --          (537)         --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --            --           (12)         --
                                                   ---------      --------    ----------    --------
                                                          --            --          (549)         --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (72,261)       (9,342)     (237,917)        447
                                                   ---------      --------    ----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (224,058)      (73,505)     (519,023)    (15,868)
                                                   ---------      --------    ----------    --------
NET ASSETS AT DECEMBER 31, 2008                    $ 181,176      $ 80,198    $  560,729    $ 36,379
                                                   =========      ========    ==========    ========

See accompanying notes.

                                                                    AIM V.I.       ABVPSF       ABVPSF       ABVPSF
                                                     AIM V.I.    INTERNATIONAL     GLOBAL       GROWTH    INTERNATIONAL
                                                  INTERNATIONAL      GROWTH      TECHNOLOGY   AND INCOME      VALUE
                                                      GROWTH        CLASS II      CLASS B      CLASS B       CLASS B
                                                    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                  ---------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $ 615,202      $ 382,627    $ 1,725,587  $10,766,591   $ 1,306,888
Changes From Operations:
   - Net investment income (loss)                      (6,383)        (4,667)       (31,623)     (46,506)      (37,742)
   - Net realized gain (loss) on investments          119,100         27,818         66,604      789,729       182,134
   - Net change in unrealized appreciation or
     depreciation on investments                      (35,247)        23,738        292,573     (385,971)     (198,735)
                                                    ---------      ---------    -----------  -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     77,470         46,889        327,554      357,252       (54,343)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    38            103        228,177    1,094,182     5,715,488
   - Contract withdrawals and transfers to
     annuity reserves                                (116,635)       (23,240)      (271,839)    (749,337)     (267,600)
   - Contract transfers                               (64,738)        (9,742)       564,206      141,529     2,475,139
                                                    ---------      ---------    -----------  -----------   -----------
                                                     (181,335)       (32,879)       520,544      486,374     7,923,027
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --             --           --            --
   - Annuity Payments                                      --             --             --         (563)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --             --             --           29            --
                                                    ---------      ---------    -----------  -----------   -----------
                                                           --             --             --         (534)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (181,335)       (32,879)       520,544      485,840     7,923,027
                                                    ---------      ---------    -----------  -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (103,865)        14,010        848,098      843,092     7,868,684
                                                    ---------      ---------    -----------  -----------   -----------
NET ASSETS AT DECEMBER 31, 2007                       511,337        396,637      2,573,685   11,609,683     9,175,572
Changes From Operations:
   - Net investment income (loss)                      (3,737)        (3,159)       (32,992)      12,336       (69,755)
   - Net realized gain (loss) on investments           71,407         26,370        (89,451)   1,218,416       109,005
   - Net change in unrealized appreciation or
     depreciation on investments                     (256,769)      (156,029)    (1,178,476)  (5,896,098)   (6,678,925)
                                                    ---------      ---------    -----------  -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (189,099)      (132,818)    (1,300,919)  (4,665,346)   (6,639,675)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   178            110        103,757      518,166     3,022,127
   - Contract withdrawals and transfers to
     annuity reserves                                (140,045)       (33,706)      (207,499)  (1,063,163)     (230,307)
   - Contract transfers                                (3,880)       (59,041)       253,102      146,766       970,611
                                                    ---------      ---------    -----------  -----------   -----------
                                                     (143,747)       (92,637)       149,360     (398,231)    3,762,431
   Annuity Reserves:
   - Annuity Payments                                      --             --             --         (531)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --             --             --           18            --
                                                    ---------      ---------    -----------  -----------   -----------
                                                           --             --             --         (513)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (143,747)       (92,637)       149,360     (398,744)    3,762,431
                                                    ---------      ---------    -----------  -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (332,846)      (225,455)    (1,151,559)  (5,064,090)   (2,877,244)
                                                    ---------      ---------    -----------  -----------   -----------
NET ASSETS AT DECEMBER 31, 2008                     $ 178,491      $ 171,182    $ 1,422,126  $ 6,545,593   $ 6,298,328
                                                    =========      =========    ===========  ===========   ===========

                                                                                AMERICAN
                                                     ABVPSF       ABVPSF       CENTURY VP
                                                   LARGE CAP   SMALL/MID CAP   INFLATION   AMERICAN FUNDS
                                                     GROWTH        VALUE       PROTECTION  GLOBAL GROWTH
                                                    CLASS B       CLASS B        CLASS 2      CLASS 2
                                                   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  -------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $ 2,256,152   $ 3,056,392   $13,804,770   $ 9,204,327
Changes From Operations:
   - Net investment income (loss)                     (33,277)      (36,169)      434,418       152,371
   - Net realized gain (loss) on investments           55,674       328,999       (60,261)      627,329
   - Net change in unrealized appreciation or
     depreciation on investments                      232,393      (392,813)      725,223       583,873
                                                  -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    254,790       (99,983)    1,099,380     1,363,573
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 6,796     1,530,559     1,379,828     3,985,786
   - Contract withdrawals and transfers to
     annuity reserves                                (305,462)     (378,710)   (1,324,539)     (490,041)
   - Contract transfers                               (35,171)      110,489        50,711     1,248,888
                                                  -----------   -----------   -----------   -----------
                                                     (333,837)    1,262,338       106,000     4,744,633
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --            --            --            --
   - Annuity Payments                                      --            --        (3,670)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --            --           150            --
                                                  -----------   -----------   -----------   -----------
                                                           --            --        (3,520)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (333,837)    1,262,338       102,480     4,744,633
                                                  -----------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (79,047)    1,162,355     1,201,860     6,108,206
                                                  -----------   -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2007                     2,177,105     4,218,747    15,006,630    15,312,533
Changes From Operations:
   - Net investment income (loss)                     (21,907)      (51,024)      579,747        42,224
   - Net realized gain (loss) on investments          (32,226)      286,648      (187,316)      996,083
   - Net change in unrealized appreciation or
     depreciation on investments                     (678,991)   (2,108,518)   (1,171,687)   (8,002,619)
                                                  -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (733,124)   (1,872,894)     (779,256)   (6,964,312)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                12,567       990,636     2,108,852     2,887,487
   - Contract withdrawals and transfers to
     annuity reserves                                (446,982)     (235,682)   (1,709,738)     (758,604)
   - Contract transfers                              (206,957)      463,984     1,999,124       859,136
                                                  -----------   -----------   -----------   -----------
                                                     (641,372)    1,218,938     2,398,238     2,988,019
   Annuity Reserves:
   - Annuity Payments                                      --            --        (3,710)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --            --           175            --
                                                  -----------   -----------   -----------   -----------
                                                           --            --        (3,535)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (641,372)    1,218,938     2,394,703     2,988,019
                                                  -----------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,374,496)     (653,956)    1,615,447    (3,976,293)
                                                  -----------   -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2008                   $   802,609   $ 3,564,791   $16,622,077   $11,336,240
                                                  ===========   ===========   ===========   ===========

                                                     AMERICAN                     AMERICAN
                                                      FUNDS         AMERICAN       FUNDS         AMERICAN
                                                   GLOBAL SMALL      FUNDS        GROWTH-         FUNDS
                                                  CAPITALIZATION     GROWTH        INCOME     INTERNATIONAL
                                                     CLASS 2        CLASS 2       CLASS 2        CLASS 2
                                                    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                  ---------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                      $  9,674,755   $ 80,438,587  $ 79,559,863   $ 36,443,544
Changes From Operations:
   - Net investment income (loss)                       175,188       (740,889)        1,359         14,951
   - Net realized gain (loss) on investments          1,440,551      8,262,950     4,329,807      3,424,742
   - Net change in unrealized appreciation or
     depreciation on investments                        270,098      1,271,413    (1,902,775)     3,492,225
                                                   ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    1,885,837      8,793,474     2,428,391      6,931,918
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               3,549,684     23,153,862    20,678,809      9,806,009
   - Contract withdrawals and transfers to
     annuity reserves                                (1,073,326)    (7,303,787)   (6,441,115)    (2,581,134)
   - Contract transfers                               1,218,505      1,810,747     1,843,248        831,853
                                                   ------------   ------------  ------------   ------------
                                                      3,694,863     17,660,822    16,080,942      8,056,728
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                     --          8,449         8,613             --
   - Annuity Payments                                        --         (2,091)       (1,893)        (2,090)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                    --             (6)          (26)            95
                                                   ------------   ------------  ------------   ------------
                                                             --          6,352         6,694         (1,995)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             3,694,863     17,667,174    16,087,636      8,054,733
                                                   ------------   ------------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               5,580,700     26,460,648    18,516,027     14,986,651
                                                   ------------   ------------  ------------   ------------
NET ASSETS AT DECEMBER 31, 2007                      15,255,455    106,899,235    98,075,890     51,430,195
Changes From Operations:
   - Net investment income (loss)                      (208,204)      (745,353)      121,672        181,395
   - Net realized gain (loss) on investments          1,225,410      9,289,266     4,238,893      5,552,973
   - Net change in unrealized appreciation or
     depreciation on investments                    (10,080,505)   (60,445,882)  (45,503,237)   (29,915,912)
                                                   ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (9,063,299)   (51,901,969)  (41,142,672)   (24,181,544)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               1,857,928     15,222,325    12,029,932      7,108,717
   - Contract withdrawals and transfers to
     annuity reserves                                  (783,577)    (7,099,075)   (5,273,351)    (2,713,540)
   - Contract transfers                                 547,096      2,391,973     1,393,600        965,202
                                                   ------------   ------------  ------------   ------------
                                                      1,621,447     10,515,223     8,150,181      5,360,379
   Annuity Reserves:
   - Annuity Payments                                        --         (2,129)       (1,821)        (1,854)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                    --             36            28             60
                                                   ------------   ------------  ------------   ------------
                                                             --         (2,093)       (1,793)        (1,794)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             1,621,447     10,513,130     8,148,388      5,358,585
                                                   ------------   ------------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (7,441,852)   (41,388,839)  (32,994,284)   (18,822,959)
                                                   ------------   ------------  ------------   ------------
NET ASSETS AT DECEMBER 31, 2008                    $  7,813,603   $ 65,510,396  $ 65,081,606   $ 32,607,236
                                                   ============   ============  ============   ============

See accompanying notes.

                                                    DELAWARE        DELAWARE      DELAWARE
                                                      VIPT            VIPT          VIPT                     DELAWARE
                                                     CAPITAL      DIVERSIFIED     EMERGING      DELAWARE       VIPT
                                                    RESERVES         INCOME        MARKETS        VIPT      HIGH YIELD
                                                  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  HIGH YIELD  SERVICE CLASS
                                                   SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                  ----------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $  571,124    $12,025,261    $  9,627,921  $1,702,644   $10,723,799
Changes From Operations:
   - Net investment income (loss)                       19,434        151,672         (37,617)     89,776       532,857
   - Net realized gain (loss) on investments            (2,086)       131,910       1,439,795      31,940        79,675
   - Net change in unrealized appreciation or
     depreciation on investments                        (1,771)       549,032       2,567,987     (96,988)     (542,213)
                                                    ----------    -----------    ------------  ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      15,577        832,614       3,970,165      24,728        70,319
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                127,259      4,184,928       3,492,352       2,181     2,434,718
   - Contract withdrawals and transfers to
     annuity reserves                                 (282,607)    (1,367,328)       (821,040)   (128,159)     (858,714)
   - Contract transfers                                100,045      3,134,153         523,657       4,976      (332,914)
                                                    ----------    -----------    ------------  ----------   -----------
                                                       (55,303)     5,951,753       3,194,969    (121,002)    1,243,090
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --              --          --            --
   - Annuity Payments                                       --         (2,966)         (1,200)       (390)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --            118              51          20            --
                                                    ----------    -----------    ------------  ----------   -----------
                                                            --         (2,848)         (1,149)       (370)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              (55,303)     5,948,905       3,193,820    (121,372)    1,243,090
                                                    ----------    -----------    ------------  ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (39,726)     6,781,519       7,163,985     (96,644)    1,313,409
                                                    ----------    -----------    ------------  ----------   -----------
NET ASSETS AT DECEMBER 31, 2007                        531,398     18,806,780      16,791,906   1,606,000    12,037,208
Changes From Operations:
   - Net investment income (loss)                       43,953        407,832         (46,642)    105,827       750,758
   - Net realized gain (loss) on investments           (40,904)       270,004       2,181,805     (67,483)     (392,793)
   - Net change in unrealized appreciation or
     depreciation on investments                       (54,539)    (2,072,893)    (11,654,378)   (327,334)   (3,400,174)
                                                    ----------    -----------    ------------  ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (51,490)    (1,395,057)     (9,519,215)   (288,990)   (3,042,209)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                353,577      2,598,507       2,711,994         993       878,874
   - Contract withdrawals and transfers to
     annuity reserves                                 (306,534)    (1,533,963)     (1,038,570)   (144,281)     (921,899)
   - Contract transfers                              1,328,025        936,718          40,447    (544,662)     (281,406)
                                                    ----------    -----------    ------------  ----------   -----------
                                                     1,375,068      2,001,262       1,713,871    (687,950)     (324,431)
   Annuity Reserves:
   - Annuity Payments                                       --         (2,870)         (1,022)       (369)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --            133              28          17            --
                                                    ----------    -----------    ------------  ----------   -----------
                                                            --         (2,737)           (994)       (352)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            1,375,068      1,998,525       1,712,877    (688,302)     (324,431)
                                                    ----------    -----------    ------------  ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,323,578        603,468      (7,806,338)   (977,292)   (3,366,640)
                                                    ----------    -----------    ------------  ----------   -----------
NET ASSETS AT DECEMBER 31, 2008                     $1,854,976    $19,410,248    $  8,985,568  $  628,708   $ 8,670,568
                                                    ==========    ===========    ============  ==========   ===========

                                                                                              DELAWARE VIPT
                                                                 DELAWARE        DELAWARE       SMALL CAP
                                                    DELAWARE     VIPT REIT    VIPT SMALL CAP      VALUE
                                                   VIPT REIT   SERVICE CLASS      VALUE       SERVICE CLASS
                                                   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  ---------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $ 3,218,141   $17,301,594     $ 3,285,327    $14,272,750
Changes From Operations:
   - Net investment income (loss)                       3,911       (87,566)        (23,082)      (226,633)
   - Net realized gain (loss) on investments          845,176     3,471,790         545,236      1,341,688
   - Net change in unrealized appreciation or
     depreciation on investments                   (1,193,291)   (6,149,373)       (694,142)    (2,591,709)
                                                  -----------   -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (344,204)   (2,765,149)       (171,988)    (1,476,654)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                10,855     1,718,093           8,801      4,082,131
   - Contract withdrawals and transfers to
     annuity reserves                                (638,778)   (1,211,045)       (541,571)      (968,488)
   - Contract transfers                              (560,185)     (569,855)       (485,223)       184,190
                                                  -----------   -----------     -----------    -----------
                                                   (1,188,108)      (62,807)     (1,017,993)     3,297,833
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --            --              --             --
   - Annuity Payments                                      --            --          (2,473)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --            --              20             --
                                                  -----------   -----------     -----------    -----------
                                                           --            --          (2,453)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (1,188,108)      (62,807)     (1,020,446)     3,297,833
                                                  -----------   -----------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,532,312)   (2,827,956)     (1,192,434)     1,821,179
                                                  -----------   -----------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2007                     1,685,829    14,473,638       2,092,893     16,093,929
Changes From Operations:
   - Net investment income (loss)                      13,919        59,181          (8,283)      (184,388)
   - Net realized gain (loss) on investments          382,808     3,276,770         123,614        481,908
   - Net change in unrealized appreciation or
     depreciation on investments                     (855,179)   (7,853,398)       (597,715)    (5,610,150)
                                                  -----------   -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (458,452)   (4,517,447)       (482,384)    (5,312,630)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 5,384       135,965           1,282      1,884,948
   - Contract withdrawals and transfers to
     annuity reserves                                (263,776)     (911,999)       (546,935)      (960,708)
   - Contract transfers                              (212,665)   (1,124,664)       (182,652)       133,164
                                                  -----------   -----------     -----------    -----------
                                                     (471,057)   (1,900,698)       (728,305)     1,057,404
   Annuity Reserves:
   - Annuity Payments                                      --            --          (1,946)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --            --              16             --
                                                  -----------   -----------     -----------    -----------
                                                           --            --          (1,930)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (471,057)   (1,900,698)       (730,235)     1,057,404
                                                  -----------   -----------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (929,509)   (6,418,145)     (1,212,619)    (4,255,226)
                                                  -----------   -----------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2008                   $   756,320   $ 8,055,493     $   880,274    $11,838,703
                                                  ===========   ===========     ===========    ===========

                                                                DELAWARE     DELAWARE VIPT
                                                   DELAWARE    VIPT TREND     U.S. GROWTH    DELAWARE
                                                  VIPT TREND  SERVICE CLASS  SERVICE CLASS  VIPT VALUE
                                                  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  ----------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $1,725,117   $ 5,587,281    $ 2,125,204    $ 848,542
Changes From Operations:
   - Net investment income (loss)                    (21,016)      (93,821)       (33,934)       2,878
   - Net realized gain (loss) on investments         229,139       342,635         61,247      116,044
   - Net change in unrealized appreciation or
     depreciation on investments                     (68,803)      248,482        193,900     (137,980)
                                                  ----------   -----------    -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   139,320       497,296        221,213      (19,058)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                7,629       494,905         92,834        3,742
   - Contract withdrawals and transfers to
     annuity reserves                               (283,417)     (388,317)      (185,280)    (215,086)
   - Contract transfers                             (273,590)     (511,573)         8,124      (10,154)
                                                  ----------   -----------    -----------    ---------
                                                    (549,378)     (404,985)       (84,322)    (221,498)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --            --             --           --
   - Annuity Payments                                   (381)           --             --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 21            --             --           --
                                                  ----------   -----------    -----------    ---------
                                                        (360)           --             --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (549,738)     (404,985)       (84,322)    (221,498)
                                                  ----------   -----------    -----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (410,418)       92,311        136,891     (240,556)
                                                  ----------   -----------    -----------    ---------
NET ASSETS AT DECEMBER 31, 2007                    1,314,699     5,679,592      2,262,095      607,986
Changes From Operations:
   - Net investment income (loss)                    (11,080)      (72,406)       (29,101)       8,254
   - Net realized gain (loss) on investments         195,252       758,833         52,303       23,629
   - Net change in unrealized appreciation or
     depreciation on investments                    (652,435)   (3,320,509)    (1,107,382)    (226,930)
                                                  ----------   -----------    -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (468,263)   (2,634,082)    (1,084,180)    (195,047)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                1,964       258,321         91,662        1,501
   - Contract withdrawals and transfers to
     annuity reserves                               (318,348)     (395,783)      (144,910)     (70,606)
   - Contract transfers                             (127,791)      (12,866)       312,777      (27,803)
                                                  ----------   -----------    -----------    ---------
                                                    (444,175)     (150,328)       259,529      (96,908)
   Annuity Reserves:
   - Annuity Payments                                   (356)           --             --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 12            --             --           --
                                                  ----------   -----------    -----------    ---------
                                                        (344)           --             --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (444,519)     (150,328)       259,529      (96,908)
                                                  ----------   -----------    -----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (912,782)   (2,784,410)      (824,651)    (291,955)
                                                  ----------   -----------    -----------    ---------
NET ASSETS AT DECEMBER 31, 2008                   $  401,917   $ 2,895,182    $ 1,437,444    $ 316,031
                                                  ==========   ===========    ===========    =========

See accompanying notes.

                                                                                 DWS VIP                    DWS VIP
                                                  DELAWARE VIPT    DWS VIP      EQUITY 500     DWS VIP     SMALL CAP
                                                      VALUE       EQUITY 500      INDEX       SMALL CAP      INDEX
                                                  SERVICE CLASS     INDEX     SERVICE CLASS     INDEX    SERVICE CLASS
                                                    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                  ----------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                      $ 8,327,048   $ 6,258,091   $ 5,699,773   $1,723,028   $ 2,736,835
Changes From Operations:
   - Net investment income (loss)                      (34,796)        1,600       (19,617)     (10,255)      (35,109)
   - Net realized gain (loss) on investments           411,749       327,026       212,926      174,035       220,641
   - Net change in unrealized appreciation or
     depreciation on investments                      (917,174)      (89,758)        6,193     (223,215)     (327,696)
                                                   -----------   -----------   -----------   ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (540,221)      238,868       199,502      (59,435)     (142,164)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              2,303,905        68,740       278,083       19,733       474,588
   - Contract withdrawals and transfers to
     annuity reserves                                 (475,863)     (603,704)     (356,733)    (326,861)     (122,985)
   - Contract transfers                                672,944      (173,982)      187,739      (24,995)      325,532
                                                   -----------   -----------   -----------   ----------   -----------
                                                     2,500,986      (708,946)      109,089     (332,123)      677,135
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --            --            --           --            --
   - Annuity Payments                                       --      (121,922)         (973)          --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --           (96)           37           --            --
                                                   -----------   -----------   -----------   ----------   -----------
                                                            --      (122,018)         (936)          --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            2,500,986      (830,964)      108,153     (332,123)      677,135
                                                   -----------   -----------   -----------   ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,960,765      (592,096)      307,655     (391,558)      534,971
                                                   -----------   -----------   -----------   ----------   -----------
NET ASSETS AT DECEMBER 31, 2007                     10,287,813     5,665,995     6,007,428    1,331,470     3,271,806
Changes From Operations:
   - Net investment income (loss)                       93,639        42,366        28,760        1,243        (8,067)
   - Net realized gain (loss) on investments           308,048       100,540         1,918       73,904       126,261
   - Net change in unrealized appreciation or
     depreciation on investments                    (3,994,040)   (2,085,031)   (2,071,905)    (486,616)   (1,186,633)
                                                   -----------   -----------   -----------   ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (3,592,353)   (1,942,125)   (2,041,227)    (411,469)   (1,068,439)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                840,492        12,860       155,610        1,542        20,342
   - Contract withdrawals and transfers to
     annuity reserves                                 (507,993)     (466,622)     (359,474)    (101,834)     (142,914)
   - Contract transfers                               (546,436)     (300,373)     (562,540)    (145,245)     (247,314)
                                                   -----------   -----------   -----------   ----------   -----------
                                                      (213,937)     (754,135)     (766,404)    (245,537)     (369,886)
   Annuity Reserves:
   - Annuity Payments                                       --       (96,922)         (767)          --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --            27            27           --            --
                                                   -----------   -----------   -----------   ----------   -----------
                                                            --       (96,895)         (740)          --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (213,937)     (851,030)     (767,144)    (245,537)     (369,886)
                                                   -----------   -----------   -----------   ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (3,806,290)   (2,793,155)   (2,808,371)    (657,006)   (1,438,325)
                                                   -----------   -----------   -----------   ----------   -----------
NET ASSETS AT DECEMBER 31, 2008                    $ 6,481,523   $ 2,872,840   $ 3,199,057   $  674,464   $ 1,833,481
                                                   ===========   ===========   ===========   ==========   ===========

                                                  FIDELITY VIP                  FIDELITY VIP
                                                   CONTRAFUND                  EQUITY-INCOME
                                                     SERVICE     FIDELITY VIP     SERVICE     FIDELITY VIP
                                                     CLASS 2    EQUITY-INCOME     CLASS 2        GROWTH
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  --------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $ 22,724,482   $ 2,040,786    $ 4,277,123    $ 632,974
Changes From Operations:
   - Net investment income (loss)                     (221,388)        5,113         (2,961)      (3,801)
   - Net realized gain (loss) on investments         9,091,917       227,787        428,504       21,510
   - Net change in unrealized appreciation or
     depreciation on investments                    (4,885,722)     (220,847)      (438,049)     130,715
                                                  ------------   -----------    -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   3,984,807        12,053        (12,506)     148,424
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              9,953,259        10,188         74,861       10,132
   - Contract withdrawals and transfers to
     annuity reserves                               (1,151,953)     (236,773)      (415,397)     (91,137)
   - Contract transfers                              1,444,731       (81,488)      (115,729)     (22,651)
                                                  ------------   -----------    -----------    ---------
                                                    10,246,037      (308,073)      (456,265)    (103,656)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --            --             --           --
   - Annuity Payments                                       --            --             --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --            --             --           --
                                                  ------------   -----------    -----------    ---------
                                                            --            --             --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           10,246,037      (308,073)      (456,265)    (103,656)
                                                  ------------   -----------    -----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             14,230,844      (296,020)      (468,771)      44,768
                                                  ------------   -----------    -----------    ---------
NET ASSETS AT DECEMBER 31, 2007                     36,955,326     1,744,766      3,808,352      677,742
Changes From Operations:
   - Net investment income (loss)                     (263,722)        8,050         22,361       (3,622)
   - Net realized gain (loss) on investments          (522,244)      (81,499)      (122,720)      22,476
   - Net change in unrealized appreciation or
     depreciation on investments                   (18,186,328)     (547,117)    (1,537,428)    (250,535)
                                                  ------------   -----------    -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (18,972,294)     (620,566)    (1,637,787)    (231,681)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              6,749,548         1,168         30,110          230
   - Contract withdrawals and transfers to
     annuity reserves                               (1,830,595)     (332,749)      (180,054)    (252,324)
   - Contract transfers                              3,287,534      (124,936)        46,660           --
                                                  ------------   -----------    -----------    ---------
                                                     8,206,487      (456,517)      (103,284)    (252,094)
   Annuity Reserves:
   - Annuity Payments                                       --            --             --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --            --             --           --
                                                  ------------   -----------    -----------    ---------
                                                            --            --             --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            8,206,487      (456,517)      (103,284)    (252,094)
                                                  ------------   -----------    -----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (10,765,807)   (1,077,083)    (1,741,071)    (483,775)
                                                  ------------   -----------    -----------    ---------
NET ASSETS AT DECEMBER 31, 2008                   $ 26,189,519   $   667,683    $ 2,067,281    $ 193,967
                                                  ============   ===========    ===========    =========

                                                  FIDELITY VIP  FIDELITY VIP                FIDELITY VIP
                                                     GROWTH       MID CAP                     OVERSEAS
                                                     SERVICE      SERVICE     FIDELITY VIP    SERVICE
                                                     CLASS 2      CLASS 2       OVERSEAS      CLASS 2
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                  ------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $ 2,894,690   $ 7,076,892    $ 393,029    $ 5,470,236
Changes From Operations:
   - Net investment income (loss)                     (42,009)     (116,694)       7,431         87,800
   - Net realized gain (loss) on investments          113,997       765,117       88,019        573,887
   - Net change in unrealized appreciation or
     depreciation on investments                      693,305       429,518      (51,824)       192,186
                                                  -----------   -----------    ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    765,293     1,077,941       43,626        853,873
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               718,543     4,037,705           --        533,624
   - Contract withdrawals and transfers to
     annuity reserves                                (200,708)     (466,360)     (35,782)      (306,460)
   - Contract transfers                               170,495     2,224,936      (89,077)       358,423
                                                  -----------   -----------    ---------    -----------
                                                      688,330     5,796,281     (124,859)       585,587
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --            --           --             --
   - Annuity Payments                                      --            --           --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --            --           --             --
                                                  -----------   -----------    ---------    -----------
                                                           --            --           --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             688,330     5,796,281     (124,859)       585,587
                                                  -----------   -----------    ---------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,453,623     6,874,222      (81,233)     1,439,460
                                                  -----------   -----------    ---------    -----------
NET ASSETS AT DECEMBER 31, 2007                     4,348,313    13,951,114      311,796      6,909,696
Changes From Operations:
   - Net investment income (loss)                     (34,921)     (205,563)       1,879         49,445
   - Net realized gain (loss) on investments          (26,819)    1,606,036       59,130        551,257
   - Net change in unrealized appreciation or
     depreciation on investments                   (2,077,696)   (8,802,575)    (169,640)    (3,716,619)
                                                  -----------   -----------    ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (2,139,436)   (7,402,102)    (108,631)    (3,115,917)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               399,137     3,888,025           19        214,123
   - Contract withdrawals and transfers to
     annuity reserves                                (246,112)     (596,130)     (13,061)      (273,853)
   - Contract transfers                              (124,026)    2,116,669      (71,483)        82,159
                                                  -----------   -----------    ---------    -----------
                                                       28,999     5,408,564      (84,525)        22,429
   Annuity Reserves:
   - Annuity Payments                                      --            --           --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --            --           --             --
                                                  -----------   -----------    ---------    -----------
                                                           --            --           --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              28,999     5,408,564      (84,525)        22,429
                                                  -----------   -----------    ---------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (2,110,437)   (1,993,538)    (193,156)    (3,093,488)
                                                  -----------   -----------    ---------    -----------
NET ASSETS AT DECEMBER 31, 2008                   $ 2,237,876   $11,957,576    $ 118,640    $ 3,816,208
                                                  ===========   ===========    =========    ===========

See accompanying notes.

                                                                   FTVIPT
                                                     FTVIPT       FRANKLIN       FTVIPT         FTVIPT        FTVIPT
                                                    FRANKLIN   SMALL-MID CAP     MUTUAL       TEMPLETON     TEMPLETON
                                                     INCOME        GROWTH        SHARES     GLOBAL INCOME     GROWTH
                                                   SECURITIES    SECURITIES    SECURITIES     SECURITIES    SECURITIES
                                                    CLASS 2       CLASS 2       CLASS 2        CLASS 2       CLASS 2
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  ----------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $ 4,058,043   $ 5,063,038   $ 3,357,415    $ 2,762,547   $ 8,917,851
Changes From Operations:
   - Net investment income (loss)                     135,853       (98,947)      (24,485)        38,366       (25,478)
   - Net realized gain (loss) on investments           59,998       586,383       258,095         23,769       671,491
   - Net change in unrealized appreciation or
     depreciation on investments                     (287,220)      (79,943)     (419,208)       306,942      (602,852)
                                                  -----------   -----------   -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (91,369)      407,493      (185,598)       369,077        43,161
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            10,153,662     2,136,334     7,172,495      2,790,298     1,684,044
   - Contract withdrawals and transfers to
     annuity reserves                                (288,934)     (478,112)     (154,301)      (267,565)     (616,692)
   - Contract transfers                             3,686,922       749,470     2,663,319      1,422,581       (20,973)
                                                  -----------   -----------   -----------    -----------   -----------
                                                   13,551,650     2,407,692     9,681,513      3,945,314     1,046,379
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --            --            --             --            --
   - Annuity Payments                                      --        (1,753)           --             --        (1,958)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --            (1)           --             --            (1)
                                                  -----------   -----------   -----------    -----------   -----------
                                                           --        (1,754)           --             --        (1,959)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          13,551,650     2,405,938     9,681,513      3,945,314     1,044,420
                                                  -----------   -----------   -----------    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            13,460,281     2,813,431     9,495,915      4,314,391     1,087,581
                                                  -----------   -----------   -----------    -----------   -----------
NET ASSETS AT DECEMBER 31, 2007                    17,518,324     7,876,469    12,853,330      7,076,938    10,005,432
Changes From Operations:
   - Net investment income (loss)                     725,281      (121,437)      208,578        228,344        12,983
   - Net realized gain (loss) on investments         (395,302)      731,036       115,985         33,524       250,269
   - Net change in unrealized appreciation or
     depreciation on investments                   (7,404,700)   (4,474,383)   (6,487,460)       138,712    (4,350,358)
                                                  -----------   -----------   -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (7,074,721)   (3,864,784)   (6,162,897)       400,580    (4,087,106)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             5,098,342     1,114,591     2,922,436      3,407,550       133,376
   - Contract withdrawals and transfers to
     annuity reserves                                (793,087)     (490,396)     (368,493)      (610,007)     (440,061)
   - Contract transfers                             1,450,866       781,293     1,563,488      2,745,367      (569,725)
                                                  -----------   -----------   -----------    -----------   -----------
                                                    5,756,121     1,405,488     4,117,431      5,542,910      (876,410)
   Annuity Reserves:
   - Annuity Payments                                      --        (1,369)           --             --        (1,462)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --            --            --             --            --
                                                  -----------   -----------   -----------    -----------   -----------
                                                           --        (1,369)           --             --        (1,462)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           5,756,121     1,404,119     4,117,431      5,542,910      (877,872)
                                                  -----------   -----------   -----------    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,318,600)   (2,460,665)   (2,045,466)     5,943,490    (4,964,978)
                                                  -----------   -----------   -----------    -----------   -----------
NET ASSETS AT DECEMBER 31, 2008                   $16,199,724   $ 5,415,804   $10,807,864    $13,020,428   $ 5,040,454
                                                  ===========   ===========   ===========    ===========   ===========

                                                                         JANUS           JANUS       LINCOLN VIPT
                                                        JANUS        ASPEN SERIES    ASPEN SERIES       BARON
                                                    ASPEN SERIES        MID CAP       WORLDWIDE        GROWTH
                                                  BALANCED SERVICE      GROWTH          GROWTH      OPPORTUNITIES
                                                       SHARES       SERVICE SHARES  SERVICE SHARES  SERVICE CLASS
                                                     SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                  ---------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                        $1,116,877       $1,093,216       $ 38,141       $   164,253
Changes From Operations:
   - Net investment income (loss)                         6,847          (17,903)          (404)          (20,986)
   - Net realized gain (loss) on investments             59,427           59,421            275            53,771
   - Net change in unrealized appreciation or
     depreciation on investments                         24,075          168,777          3,080          (159,548)
                                                     ----------       ----------       --------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       90,349          210,295          2,951          (126,763)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  26,384            4,260             --         2,515,406
   - Contract withdrawals and transfers to
     annuity reserves                                  (289,979)         (96,044)           (57)          (12,475)
   - Contract transfers                                  86,944           49,434             49           980,599
                                                     ----------       ----------       --------       -----------
                                                       (176,651)         (42,350)            (8)        3,483,530
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                     --               --             --                --
   - Annuity Payments                                        --               --             --                --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                    --               --             --                --
                                                     ----------       ----------       --------       -----------
                                                             --               --             --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              (176,651)         (42,350)            (8)        3,483,530
                                                     ----------       ----------       --------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (86,302)         167,945          2,943         3,356,767
                                                     ----------       ----------       --------       -----------
NET ASSETS AT DECEMBER 31, 2007                       1,030,575        1,261,161         41,084         3,521,020
Changes From Operations:
   - Net investment income (loss)                         8,656          (14,719)          (156)          (73,023)
   - Net realized gain (loss) on investments             82,022          113,625            578           152,391
   - Net change in unrealized appreciation or
     depreciation on investments                       (260,874)        (598,444)       (16,866)       (2,201,597)
                                                     ----------       ----------       --------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (170,196)        (499,538)       (16,444)       (2,122,229)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   3,540            1,244             --         1,754,121
   - Contract withdrawals and transfers to
     annuity reserves                                  (157,377)        (155,084)       (24,910)         (101,382)
   - Contract transfers                                 217,723          (14,986)        16,758           620,766
                                                     ----------       ----------       --------       -----------
                                                         63,886         (168,826)        (8,152)        2,273,505
   Annuity Reserves:
   - Annuity Payments                                        --               --             --                --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                    --               --             --                --
                                                     ----------       ----------       --------       -----------
                                                             --               --             --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                63,886         (168,826)        (8,152)        2,273,505
                                                     ----------       ----------       --------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (106,310)        (668,364)       (24,596)          151,276
                                                     ----------       ----------       --------       -----------
NET ASSETS AT DECEMBER 31, 2008                      $  924,265       $  592,797       $ 16,488       $ 3,672,296
                                                     ==========       ==========       ========       ===========

                                                                  LINCOLN VIPT   LINCOLN VIPT
                                                                     COHEN &       COLUMBIA
                                                   LINCOLN VIPT   STEERS GLOBAL      VALUE         LINCOLN
                                                  CAPITAL GROWTH   REAL ESTATE   OPPORTUNITIES    VIPT CORE
                                                  SERVICE CLASS   SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                  -----------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $      --      $        --     $      --      $ 244,225
Changes From Operations:
   - Net investment income (loss)                      (1,718)          (3,313)           67         (1,244)
   - Net realized gain (loss) on investments              (56)            (176)          (55)        15,726
   - Net change in unrealized appreciation or
     depreciation on investments                          387         (156,548)       (6,750)       (13,228)
                                                    ---------      -----------     ---------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (1,387)        (160,037)       (6,738)         1,254
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               203,857        1,149,427        95,998              2
   - Contract withdrawals and transfers to
     annuity reserves                                  (1,180)          (6,711)       (1,128)        (2,034)
   - Contract transfers                               458,719          609,264        51,361       (243,447)
                                                    ---------      -----------     ---------      ---------
                                                      661,396        1,751,980       146,231       (245,479)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --               --            --             --
   - Annuity Payments                                      --               --            --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --               --            --             --
                                                    ---------      -----------     ---------      ---------
                                                           --               --            --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             661,396        1,751,980       146,231       (245,479)
                                                    ---------      -----------     ---------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               660,009        1,591,943       139,493       (244,225)
                                                    ---------      -----------     ---------      ---------
NET ASSETS AT DECEMBER 31, 2007                       660,009        1,591,943       139,493             --
Changes From Operations:
   - Net investment income (loss)                     (11,109)          (6,898)       (3,396)            --
   - Net realized gain (loss) on investments          (10,779)         (93,476)      122,815             --
   - Net change in unrealized appreciation or
     depreciation on investments                     (344,588)      (1,293,730)     (289,056)            --
                                                    ---------      -----------     ---------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (366,476)      (1,394,104)     (169,637)            --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               252,651          969,391        89,406             --
   - Contract withdrawals and transfers to
     annuity reserves                                 (21,257)         (72,279)      (66,680)            --
   - Contract transfers                                33,229        1,194,938       347,811             --
                                                    ---------      -----------     ---------      ---------
                                                      264,623        2,092,050       370,537             --
   Annuity Reserves:
   - Annuity Payments                                      --               --            --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --               --            --             --
                                                    ---------      -----------     ---------      ---------
                                                           --               --            --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             264,623        2,092,050       370,537             --
                                                    ---------      -----------     ---------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (101,853)         697,946       200,900             --
                                                    ---------      -----------     ---------      ---------
NET ASSETS AT DECEMBER 31, 2008                     $ 558,156      $ 2,289,889     $ 340,393      $      --
                                                    =========      ===========     =========      =========

See accompanying notes.

                                                                                LINCOLN VIPT                LINCOLN VIPT
                                                                LINCOLN VIPT      DELAWARE    LINCOLN VIPT    DELAWARE
                                                  LINCOLN VIPT    DELAWARE         GROWTH       DELAWARE       SOCIAL
                                                    DELAWARE        BOND         AND INCOME      SOCIAL       AWARENESS
                                                      BOND      SERVICE CLASS  SERVICE CLASS    AWARENESS   SERVICE CLASS
                                                   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                  -----------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $23,405,615    $25,953,247     $ 480,883     $1,467,851    $ 3,435,147
Changes From Operations:
   - Net investment income (loss)                     757,804        904,803        (2,975)       (10,251)       (32,831)
   - Net realized gain (loss) on investments          (30,359)       (21,793)        4,933         57,603         91,571
   - Net change in unrealized appreciation or
     depreciation on investments                      132,265         89,801         9,516        (25,032)       (18,270)
                                                  -----------    -----------     ---------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    859,710        972,811        11,474         22,320         40,470
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               259,022      4,381,790       119,803         11,166        128,088
   - Contract withdrawals and transfers to
     annuity reserves                              (2,275,713)    (1,871,915)      (18,544)      (109,575)      (163,507)
   - Contract transfers                                 6,346        157,136       183,022        (37,105)       (90,216)
                                                  -----------    -----------     ---------     ----------    -----------
                                                   (2,010,345)     2,667,011       284,281       (135,514)      (125,635)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --            --         12,240             --
   - Annuity Payments                                    (802)        (1,531)           --           (572)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  44             61            --           (116)            --
                                                  -----------    -----------     ---------     ----------    -----------
                                                         (758)        (1,470)           --         11,552             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (2,011,103)     2,665,541       284,281       (123,962)      (125,635)
                                                  -----------    -----------     ---------     ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,151,393)     3,638,352       295,755       (101,642)       (85,165)
                                                  -----------    -----------     ---------     ----------    -----------
NET ASSETS AT DECEMBER 31, 2007                    22,254,222     29,591,599       776,638      1,366,209      3,349,982
Changes From Operations:
   - Net investment income (loss)                     481,427        952,492        (4,123)        (7,585)       (28,782)
   - Net realized gain (loss) on investments         (334,626)      (237,538)       81,543         90,709        197,345
   - Net change in unrealized appreciation or
     depreciation on investments                   (1,038,063)    (2,347,934)     (450,047)      (521,102)    (1,405,684)
                                                  -----------    -----------     ---------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (891,262)    (1,632,980)     (372,627)      (437,978)    (1,237,121)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                67,775      5,704,997       164,030          1,666        261,666
   - Contract withdrawals and transfers to
     annuity reserves                              (4,340,551)    (2,287,469)      (20,280)      (137,657)      (145,036)
   - Contract transfers                            (2,101,789)       (77,062)      151,856        (54,099)       (42,425)
                                                  -----------    -----------     ---------     ----------    -----------
                                                   (6,374,565)     3,340,466       295,606       (190,090)        74,205
   Annuity Reserves:
   - Annuity Payments                                    (805)        (1,475)           --           (946)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  46             70            --            (20)            --
                                                  -----------    -----------     ---------     ----------    -----------
                                                         (759)        (1,405)           --           (966)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (6,375,324)     3,339,061       295,606       (191,056)        74,205
                                                  -----------    -----------     ---------     ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (7,266,586)     1,706,081       (77,021)      (629,034)    (1,162,916)
                                                  -----------    -----------     ---------     ----------    -----------
NET ASSETS AT DECEMBER 31, 2008                   $14,987,636    $31,297,680     $ 699,617     $  737,175    $ 2,187,066
                                                  ===========    ===========     =========     ==========    ===========

                                                  LINCOLN VIPT
                                                    DELAWARE                                      LINCOLN VIPT
                                                     SPECIAL     LINCOLN VIPT FI   LINCOLN VIPT      GROWTH
                                                  OPPORTUNITIES   EQUITY-INCOME       GROWTH     OPPORTUNITIES
                                                  SERVICE CLASS   SERVICE CLASS   SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT      SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                                  ------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $      --      $  576,465       $ 45,555       $ 488,316
Changes From Operations:
   - Net investment income (loss)                         (69)         (3,661)          (413)         (3,906)
   - Net realized gain (loss) on investments            2,434          78,902          6,065          28,222
   - Net change in unrealized appreciation or
     depreciation on investments                       (8,459)        (77,897)          (960)         (3,787)
                                                    ---------      ----------       --------       ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (6,094)         (2,656)         4,692          20,529
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               194,619         510,568         20,870          33,554
   - Contract withdrawals and transfers to
     annuity reserves                                  (2,178)        (74,995)          (580)         (4,963)
   - Contract transfers                                77,447         153,945        (70,537)       (537,436)
                                                    ---------      ----------       --------       ---------
                                                      269,888         589,518        (50,247)       (508,845)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --              --             --              --
   - Annuity Payments                                      --              --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --              --             --              --
                                                    ---------      ----------       --------       ---------
                                                           --              --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             269,888         589,518        (50,247)       (508,845)
                                                    ---------      ----------       --------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               263,794         586,862        (45,555)       (488,316)
                                                    ---------      ----------       --------       ---------
NET ASSETS AT DECEMBER 31, 2007                       263,794       1,163,327             --              --
Changes From Operations:
   - Net investment income (loss)                      (2,322)           (918)            --              --
   - Net realized gain (loss) on investments           15,074          90,213             --              --
   - Net change in unrealized appreciation or
     depreciation on investments                     (182,769)       (683,119)            --              --
                                                    ---------      ----------       --------       ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (170,017)       (593,824)            --              --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               179,802         354,277             --              --
   - Contract withdrawals and transfers to
     annuity reserves                                  (4,055)        (33,585)            --              --
   - Contract transfers                                88,570         226,939             --              --
                                                    ---------      ----------       --------       ---------
                                                      264,317         547,631             --              --
   Annuity Reserves:
   - Annuity Payments                                      --              --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --              --             --              --
                                                    ---------      ----------       --------       ---------
                                                           --              --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             264,317         547,631             --              --
                                                    ---------      ----------       --------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                94,300         (46,193)            --              --
                                                    ---------      ----------       --------       ---------
NET ASSETS AT DECEMBER 31, 2008                     $ 358,094      $1,117,134       $     --       $      --
                                                    =========      ==========       ========       =========

                                                                LINCOLN VIPT    LINCOLN VIPT
                                                  LINCOLN VIPT      JANUS         MARSICO
                                                      JANUS        CAPITAL     INTERNATIONAL   LINCOLN VIPT
                                                     CAPITAL    APPRECIATION      GROWTH        MFS VALUE
                                                  APPRECIATION  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                  ---------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $ 239,491     $  380,140    $        --     $       --
Changes From Operations:
   - Net investment income (loss)                      (2,996)        (8,875)          (360)           320
   - Net realized gain (loss) on investments           17,298          9,372          1,455            460
   - Net change in unrealized appreciation or
     depreciation on investments                       27,376         96,642         23,469         (3,055)
                                                    ---------     ----------    -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     41,678         97,139         24,564         (2,275)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                     1        415,173        441,259        538,246
   - Contract withdrawals and transfers to
     annuity reserves                                 (45,493)       (24,448)       (26,923)       (11,801)
   - Contract transfers                                (6,838)       155,647        475,032        476,351
                                                    ---------     ----------    -----------     ----------
                                                      (52,330)       546,372        889,368      1,002,796
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --             --             --
   - Annuity Payments                                      --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --             --             --             --
                                                    ---------     ----------    -----------     ----------
                                                           --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (52,330)       546,372        889,368      1,002,796
                                                    ---------     ----------    -----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (10,652)       643,511        913,932      1,000,521
                                                    ---------     ----------    -----------     ----------
NET ASSETS AT DECEMBER 31, 2007                       228,839      1,023,651        913,932      1,000,521
Changes From Operations:
   - Net investment income (loss)                      (1,421)       (11,640)        (9,248)        (6,845)
   - Net realized gain (loss) on investments            7,678         (5,218)        14,931        (18,684)
   - Net change in unrealized appreciation or
     depreciation on investments                      (94,917)      (590,412)    (1,129,900)      (810,054)
                                                    ---------     ----------    -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (88,660)      (607,270)    (1,124,217)      (835,583)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    --        434,315        884,930      1,647,502
   - Contract withdrawals and transfers to
     annuity reserves                                 (18,585)       (44,345)       (47,775)       (37,157)
   - Contract transfers                                  (325)       146,660        655,992        617,923
                                                    ---------     ----------    -----------     ----------
                                                      (18,910)       536,630      1,493,147      2,228,268
   Annuity Reserves:
   - Annuity Payments                                      --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --             --             --             --
                                                    ---------     ----------    -----------     ----------
                                                           --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (18,910)       536,630      1,493,147      2,228,268
                                                    ---------     ----------    -----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (107,570)       (70,640)       368,930      1,392,685
                                                    ---------     ----------    -----------     ----------
NET ASSETS AT DECEMBER 31, 2008                     $ 121,269     $  953,011    $ 1,282,862     $2,393,206
                                                    =========     ==========    ===========     ==========

See accompanying notes.

                                                                                 LINCOLN VIPT
                                                   LINCOLN VIPT  LINCOLN VIPT      MONDRIAN
                                                     MID-CAP       MONDRIAN     INTERNATIONAL                 LINCOLN VIPT
                                                      VALUE      INTERNATIONAL  VALUE SERVICE  LINCOLN VIPT   MONEY MARKET
                                                  SERVICE CLASS      VALUE          CLASS      MONEY MARKET  SERVICE CLASS
                                                    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                  ------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $       --    $ 3,753,593    $ 9,644,132    $ 6,753,083   $10,633,856
Changes From Operations:
   - Net investment income (loss)                       (3,818)        18,382         27,352        216,116       374,148
   - Net realized gain (loss) on investments            (2,857)       234,635        671,530             --            --
   - Net change in unrealized appreciation or
     depreciation on investments                       (91,067)       109,875        238,401             --            --
                                                    ----------    -----------    -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (97,742)       362,892        937,283        216,116       374,148
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                742,526          9,411      1,945,249          8,457     8,696,921
   - Contract withdrawals and transfers to
     annuity reserves                                  (13,501)      (259,376)      (680,388)    (2,046,894)   (3,120,625)
   - Contract transfers                                303,422        175,961         50,564      1,357,845      (361,538)
                                                    ----------    -----------    -----------    -----------   -----------
                                                     1,032,447        (74,004)     1,315,425       (680,592)    5,214,758
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --             --             --            --
   - Annuity Payments                                       --             --         (1,170)            --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --             --             46             --            --
                                                    ----------    -----------    -----------    -----------   -----------
                                                            --             --         (1,124)            --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            1,032,447        (74,004)     1,314,301       (680,592)    5,214,758
                                                    ----------    -----------    -----------    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                934,705        288,888      2,251,584       (464,476)    5,588,906
                                                    ----------    -----------    -----------    -----------   -----------
NET ASSETS AT DECEMBER 31, 2007                        934,705      4,042,481     11,895,716      6,288,607    16,222,762
Changes From Operations:
   - Net investment income (loss)                      (17,421)       100,628        300,706         54,114        72,604
   - Net realized gain (loss) on investments           (50,838)       195,156        643,012             28            78
   - Net change in unrealized appreciation or
     depreciation on investments                      (593,526)    (1,762,275)    (5,455,432)            --             5
                                                    ----------    -----------    -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (661,785)    (1,466,491)    (4,511,714)        54,142        72,687
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                439,258          8,567        690,268         19,906     7,476,603
   - Contract withdrawals and transfers to
     annuity reserves                                  (49,217)      (311,135)      (592,007)    (4,608,249)   (3,108,873)
   - Contract transfers                                440,719       (119,187)      (154,970)     8,330,957     3,827,627
                                                    ----------    -----------    -----------    -----------   -----------
                                                       830,760       (421,755)       (56,709)     3,742,614     8,195,357
   Annuity Reserves:
   - Annuity Payments                                       --             --           (931)            --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --             --             33             --            --
                                                    ----------    -----------    -----------    -----------   -----------
                                                            --             --           (898)            --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              830,760       (421,755)       (57,607)     3,742,614     8,195,357
                                                    ----------    -----------    -----------    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                168,975     (1,888,246)    (4,569,321)     3,796,756     8,268,044
                                                    ----------    -----------    -----------    -----------   -----------
NET ASSETS AT DECEMBER 31, 2008                     $1,103,680    $ 2,154,235    $ 7,326,395    $10,085,363   $24,490,806
                                                    ==========    ===========    ===========    ===========   ===========

                                                     LINCOLN          LINCOLN          LINCOLN        LINCOLN
                                                      VIPT           VIPT SSgA        VIPT SSgA      VIPT SSgA
                                                    SSgA BOND        DEVELOPED        EMERGING     INTERNATIONAL
                                                      INDEX      INTERNATIONAL 150   MARKETS 100       INDEX
                                                  SERVICE CLASS    SERVICE CLASS    SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                                  --------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $       --        $     --         $     --       $     --
Changes From Operations:
   - Net investment income (loss)                           --              --               --             --
   - Net realized gain (loss) on investments                --              --               --             --
   - Net change in unrealized appreciation or
     depreciation on investments                            --              --               --             --
                                                    ----------        --------         --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                          --              --               --             --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                     --              --               --             --
   - Contract withdrawals and transfers to
     annuity reserves                                       --              --               --             --
   - Contract transfers                                     --              --               --             --
                                                    ----------        --------         --------       --------
                                                            --              --               --             --
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --              --               --             --
   - Annuity Payments                                       --              --               --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --              --               --             --
                                                    ----------        --------         --------       --------
                                                            --              --               --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                   --              --               --             --
                                                    ----------        --------         --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     --              --               --             --
                                                    ----------        --------         --------       --------
NET ASSETS AT DECEMBER 31, 2007                             --              --               --             --
Changes From Operations:
   - Net investment income (loss)                          303           2,346              888          2,062
   - Net realized gain (loss) on investments             2,446          (7,568)          (6,727)        (8,572)
   - Net change in unrealized appreciation or
     depreciation on investments                       152,573         (18,229)         (29,278)       (76,270)
                                                    ----------        --------         --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     155,322         (23,451)         (35,117)       (82,780)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              2,562,142         400,078          280,623        459,612
   - Contract withdrawals and transfers to
     annuity reserves                                  (38,540)         (3,748)          (4,239)        (5,775)
   - Contract transfers                              1,433,390         196,423          207,012        315,214
                                                    ----------        --------         --------       --------
                                                     3,956,992         592,753          483,396        769,051
   Annuity Reserves:
   - Annuity Payments                                       --              --               --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --              --               --             --
                                                    ----------        --------         --------       --------
                                                            --              --               --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            3,956,992         592,753          483,396        769,051
                                                    ----------        --------         --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              4,112,314         569,302          448,279        686,271
                                                    ----------        --------         --------       --------
NET ASSETS AT DECEMBER 31, 2008                     $4,112,314        $569,302         $448,279       $686,271
                                                    ==========        ========         ========       ========

                                                                                                LINCOLN VIPT
                                                   LINCOLN VIPT                  LINCOLN VIPT       SSgA
                                                       SSgA       LINCOLN VIPT       SSgA        SMALL-CAP
                                                  LARGE CAP 100       SSgA      S&P 500 INDEX      INDEX
                                                  SERVICE CLASS  S&P 500 INDEX  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  ----------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $        --    $        --    $        --    $        --
Changes From Operations:
   - Net investment income (loss)                          --            839          3,813           (936)
   - Net realized gain (loss) on investments               --             15            (61)        (3,154)
   - Net change in unrealized appreciation or
     depreciation on investments                           --            296        (34,040)       (26,578)
                                                  -----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                         --          1,150        (30,288)       (30,668)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    --             --      1,326,453        400,511
   - Contract withdrawals and transfers to
     annuity reserves                                      --             --         (7,457)        (4,690)
   - Contract transfers                                    --        135,270        509,381        159,502
                                                  -----------    -----------    -----------    -----------
                                                           --        135,270      1,828,377        555,323
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --             --             --
   - Annuity Payments                                      --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --             --             --             --
                                                  -----------    -----------    -----------    -----------
                                                           --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                  --        135,270      1,828,377        555,323
                                                  -----------    -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    --        136,420      1,798,089        524,655
                                                  -----------    -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2007                            --        136,420      1,798,089        524,655
Changes From Operations:
   - Net investment income (loss)                      (1,039)         6,041        107,544         (3,947)
   - Net realized gain (loss) on investments          (17,475)       (62,704)      (109,155)        27,334
   - Net change in unrealized appreciation or
     depreciation on investments                     (160,239)      (100,248)    (1,740,919)      (719,841)
                                                  -----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (178,753)      (156,911)    (1,742,530)      (696,454)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               570,638             --      2,242,807        686,366
   - Contract withdrawals and transfers to
     annuity reserves                                 (35,386)      (115,719)      (148,986)      (102,664)
   - Contract transfers                               794,491        367,139      3,177,818      1,456,977
                                                  -----------    -----------    -----------    -----------
                                                    1,329,743        251,420      5,271,639      2,040,679
   Annuity Reserves:
   - Annuity Payments                                      --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --             --             --             --
                                                  -----------    -----------    -----------    -----------
                                                           --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           1,329,743        251,420      5,271,639      2,040,679
                                                  -----------    -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,150,990         94,509      3,529,109      1,344,225
                                                  -----------    -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2008                   $ 1,150,990    $   230,929    $ 5,327,198    $ 1,868,880
                                                  ===========    ===========    ===========    ===========

See accompanying notes.

                                                                                                LINCOLN VIPT
                                                   LINCOLN VIPT                  LINCOLN VIPT  T. ROWE PRICE
                                                       SSgA       LINCOLN VIPT  T. ROWE PRICE    STRUCTURED    LINCOLN VIPT
                                                    SMALL-MID    T. ROWE PRICE    STRUCTURED      MID-CAP       TEMPLETON
                                                     CAP 200      GROWTH STOCK     MID-CAP         GROWTH         GROWTH
                                                  SERVICE CLASS  SERVICE CLASS      GROWTH     SERVICE CLASS  SERVICE CLASS
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  -------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $     --       $      --       $ 86,560     $  486,207     $        --
Changes From Operations:
   - Net investment income (loss)                         --            (159)        (1,742)       (10,176)         16,696
   - Net realized gain (loss) on investments              --             (20)           762         21,004             (59)
   - Net change in unrealized appreciation or
     depreciation on investments                          --          (2,703)        11,239         46,636         (44,868)
                                                    --------       ---------       --------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        --          (2,882)        10,259         57,464         (28,231)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --          79,328         19,487        589,937       1,838,698
   - Contract withdrawals and transfers to
     annuity reserves                                     --            (655)          (191)       (23,629)         (5,003)
   - Contract transfers                                   --          10,477         21,570        138,991         405,107
                                                    --------       ---------       --------     ----------     -----------
                                                          --          89,150         40,866        705,299       2,238,802
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --              --             --             --              --
   - Annuity Payments                                     --              --             --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --              --             --             --              --
                                                    --------       ---------       --------     ----------     -----------
                                                          --              --             --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                 --          89,150         40,866        705,299       2,238,802
                                                    --------       ---------       --------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   --          86,268         51,125        762,763       2,210,571
                                                    --------       ---------       --------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2007                           --          86,268        137,685      1,248,970       2,210,571
Changes From Operations:
   - Net investment income (loss)                         45         (10,714)        (1,674)       (20,965)         13,258
   - Net realized gain (loss) on investments         (48,791)        (61,706)         1,244        (84,418)        (28,739)
   - Net change in unrealized appreciation or
     depreciation on investments                      (7,203)       (288,072)       (53,596)      (617,424)     (1,311,958)
                                                    --------       ---------       --------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (55,949)       (360,492)       (54,026)      (722,807)     (1,327,439)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              181,650         717,933             --        308,876       1,209,872
   - Contract withdrawals and transfers to
     annuity reserves                                 (2,108)        (21,350)          (232)      (178,632)       (110,692)
   - Contract transfers                              149,515         249,701        (15,130)       274,301         496,138
                                                    --------       ---------       --------     ----------     -----------
                                                     329,057         946,284        (15,362)       404,545       1,595,318
   Annuity Reserves:
   - Annuity Payments                                     --              --             --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --              --             --             --              --
                                                    --------       ---------       --------     ----------     -----------
                                                          --              --             --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            329,057         946,284        (15,362)       404,545       1,595,318
                                                    --------       ---------       --------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              273,108         585,792        (69,388)      (318,262)        267,879
                                                    --------       ---------       --------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2008                     $273,108       $ 672,060       $ 68,297     $  930,708     $ 2,478,450
                                                    ========       =========       ========     ==========     ===========

                                                   LINCOLN VIPT                 LINCOLN VIPT
                                                      TURNER     LINCOLN VIPT       UBS        LINCOLN VIPT
                                                     MID-CAP          UBS       GLOBAL ASSET  WILSHIRE 2010
                                                      GROWTH     GLOBAL ASSET     ALLOCATION     PROFILE
                                                  SERVICE CLASS  ALLOCATION    SERVICE CLASS  SERVICE CLASS
                                                    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  ---------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $      --      $ 684,302    $ 1,794,675     $      --
Changes From Operations:
   - Net investment income (loss)                      (3,533)         1,155         (2,546)         (407)
   - Net realized gain (loss) on investments              875         43,366        130,802           (12)
   - Net change in unrealized appreciation or
     depreciation on investments                       27,571        (10,869)       (37,059)          (70)
                                                    ---------      ---------    -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     24,913         33,652         91,197          (489)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               572,535             --        775,038            --
   - Contract withdrawals and transfers to
     annuity reserves                                  (7,283)       (25,807)      (171,402)       (2,849)
   - Contract transfers                               225,614        (10,422)       252,365       303,277
                                                    ---------      ---------    -----------     ---------
                                                      790,866        (36,229)       856,001       300,428
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --             --            --
   - Annuity Payments                                      --             --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --             --             --            --
                                                    ---------      ---------    -----------     ---------
                                                           --             --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             790,866        (36,229)       856,001       300,428
                                                    ---------      ---------    -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               815,779         (2,577)       947,198       299,939
                                                    ---------      ---------    -----------     ---------
NET ASSETS AT DECEMBER 31, 2007                       815,779        681,725      2,741,873       299,939
Changes From Operations:
   - Net investment income (loss)                     (15,206)        26,620        177,382        (1,073)
   - Net realized gain (loss) on investments          129,375         43,811        255,131        (2,466)
   - Net change in unrealized appreciation or
     depreciation on investments                     (691,638)      (284,619)    (1,627,469)     (123,672)
                                                    ---------      ---------    -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (577,469)      (214,188)    (1,194,956)     (127,211)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               418,873              1        884,525       331,976
   - Contract withdrawals and transfers to
     annuity reserves                                 (81,213)       (48,691)      (108,097)     (131,711)
   - Contract transfers                               121,086        (23,185)       454,590       126,519
                                                    ---------      ---------    -----------     ---------
                                                      458,746        (71,875)     1,231,018       326,784
   Annuity Reserves:
   - Annuity Payments                                      --             --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --             --             --            --
                                                    ---------      ---------    -----------     ---------
                                                           --             --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             458,746        (71,875)     1,231,018       326,784
                                                    ---------      ---------    -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (118,723)      (286,063)        36,062       199,573
                                                    ---------      ---------    -----------     ---------
NET ASSETS AT DECEMBER 31, 2008                     $ 697,056      $ 395,662    $ 2,777,935     $ 499,512
                                                    =========      =========    ===========     =========

                                                                                                LINCOLN VIPT
                                                   LINCOLN VIPT  LINCOLN VIPT    LINCOLN VIPT     WILSHIRE
                                                  WILSHIRE 2020  WILSHIRE 2030  WILSHIRE 2040    AGGRESSIVE
                                                     PROFILE        PROFILE        PROFILE        PROFILE
                                                  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  ----------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $     --       $      --      $     --      $ 1,423,209
Changes From Operations:
   - Net investment income (loss)                        (26)             (4)           (4)         (16,859)
   - Net realized gain (loss) on investments             290              --            --          103,039
   - Net change in unrealized appreciation or
     depreciation on investments                         241             172           (75)          77,913
                                                    --------       ---------      --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       505             168           (79)         164,093
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                2,318           7,503             4          750,928
   - Contract withdrawals and transfers to
     annuity reserves                                   (313)             --            (1)         (13,111)
   - Contract transfers                                6,386              --         5,027          178,215
                                                    --------       ---------      --------      -----------
                                                       8,391           7,503         5,030          916,032
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --              --            --               --
   - Annuity Payments                                     --              --            --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --              --            --               --
                                                    --------       ---------      --------      -----------
                                                          --              --            --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              8,391           7,503         5,030          916,032
                                                    --------       ---------      --------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                8,896           7,671         4,951        1,080,125
                                                    --------       ---------      --------      -----------
NET ASSETS AT DECEMBER 31, 2007                        8,896           7,671         4,951        2,503,334
Changes From Operations:
   - Net investment income (loss)                       (413)         (2,309)       (3,162)         (37,840)
   - Net realized gain (loss) on investments           1,631         (66,819)      (43,721)          29,145
   - Net change in unrealized appreciation or
     depreciation on investments                     (59,308)       (121,460)      (43,654)      (1,530,446)
                                                    --------       ---------      --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (58,090)       (190,588)      (90,537)      (1,539,141)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              227,729         487,565        47,039        1,034,614
   - Contract withdrawals and transfers to
     annuity reserves                                (55,449)         (1,978)      (14,632)        (110,236)
   - Contract transfers                              114,067          53,338       163,121          687,588
                                                    --------       ---------      --------      -----------
                                                     286,347         538,925       195,528        1,611,966
   Annuity Reserves:
   - Annuity Payments                                     --              --            --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --              --            --               --
                                                    --------       ---------      --------      -----------
                                                          --              --            --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            286,347         538,925       195,528        1,611,966
                                                    --------       ---------      --------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              228,257         348,337       104,991           72,825
                                                    --------       ---------      --------      -----------
NET ASSETS AT DECEMBER 31, 2008                     $237,153       $ 356,008      $109,942      $ 2,576,159
                                                    ========       =========      ========      ===========

See accompanying notes.

                                                                                 LINCOLN VIPT
                                                   LINCOLN VIPT   LINCOLN VIPT     WILSHIRE
                                                     WILSHIRE       WILSHIRE      MODERATELY
                                                   CONSERVATIVE     MODERATE      AGGRESSIVE      MFS VIT
                                                     PROFILE        PROFILE        PROFILE      CORE EQUITY     MFS VIT
                                                  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS    GROWTH
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
                                                  ----------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                      $ 2,522,673   $ 19,091,944    $ 8,377,196      $181,962    $ 391,285
Changes From Operations:
   - Net investment income (loss)                        9,280        (69,863)        (9,696)       (2,624)      (5,185)
   - Net realized gain (loss) on investments            73,739        361,096        349,303        15,805       44,778
   - Net change in unrealized appreciation or
     depreciation on investments                       103,674      1,320,051        404,929         4,086       25,681
                                                   -----------   ------------    -----------      --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     186,693      1,611,284        744,536        17,267       65,274
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              1,051,332      7,913,851      5,237,440         1,640        5,015
   - Contract withdrawals and transfers to
     annuity reserves                                 (217,584)      (753,457)      (221,430)      (32,547)    (101,073)
   - Contract transfers                                799,265      2,995,598        698,261       (12,328)     (28,626)
                                                   -----------   ------------    -----------      --------    ---------
                                                     1,633,013     10,155,992      5,714,271       (43,235)    (124,684)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --             --            --           --
   - Annuity Payments                                       --             --             --            --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --             --             --            --           --
                                                   -----------   ------------    -----------      --------    ---------
                                                            --             --             --            --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            1,633,013     10,155,992      5,714,271       (43,235)    (124,684)
                                                   -----------   ------------    -----------      --------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,819,706     11,767,276      6,458,807       (25,968)     (59,410)
                                                   -----------   ------------    -----------      --------    ---------
NET ASSETS AT DECEMBER 31, 2007                      4,342,379     30,859,220     14,836,003       155,994      331,875
Changes From Operations:
   - Net investment income (loss)                       19,215         50,286       (116,774)       (1,450)      (2,806)
   - Net realized gain (loss) on investments            18,033        277,575        (45,770)        2,902       25,326
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,090,460)   (10,659,040)    (5,600,219)      (58,886)    (123,769)
                                                   -----------   ------------    -----------      --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (1,053,212)   (10,331,179)    (5,762,763)      (57,434)    (101,249)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              1,677,191      5,361,585      2,142,853            59          120
   - Contract withdrawals and transfers to
     annuity reserves                                 (583,738)    (1,989,825)      (848,797)      (11,029)     (71,094)
   - Contract transfers                                741,116      2,919,419      1,135,964       (11,534)     (17,074)
                                                   -----------   ------------    -----------      --------    ---------
                                                     1,834,569      6,291,179      2,430,020       (22,504)     (88,048)
   Annuity Reserves:
   - Annuity Payments                                       --             --             --            --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --             --             --            --           --
                                                   -----------   ------------    -----------      --------    ---------
                                                            --             --             --            --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            1,834,569      6,291,179      2,430,020       (22,504)     (88,048)
                                                   -----------   ------------    -----------      --------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                781,357     (4,040,000)    (3,332,743)      (79,938)    (189,297)
                                                   -----------   ------------    -----------      --------    ---------
NET ASSETS AT DECEMBER 31, 2008                    $ 5,123,736   $ 26,819,220    $11,503,260      $ 76,056    $ 142,578
                                                   ===========   ============    ===========      ========    =========

                                                     MFS VIT                      MFS VIT
                                                      GROWTH        MFS VIT     TOTAL RETURN    MFS VIT
                                                  SERVICE CLASS  TOTAL RETURN  SERVICE CLASS   UTILITIES
                                                    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
                                                  ------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $ 546,371    $ 2,969,465    $13,943,010   $1,806,179
Changes From Operations:
   - Net investment income (loss)                      (7,690)        34,604         99,639       (6,348)
   - Net realized gain (loss) on investments           64,395        178,020        527,400      420,720
   - Net change in unrealized appreciation or
     depreciation on investments                       20,155       (130,545)      (334,731)     (82,675)
                                                    ---------    -----------    -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     76,860         82,079        292,308      331,697
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 1,507         10,152      3,035,092          432
   - Contract withdrawals and transfers to
     annuity reserves                                 (27,190)      (450,153)    (1,191,397)    (262,987)
   - Contract transfers                              (221,559)      (133,488)     1,076,651     (439,250)
                                                    ---------    -----------    -----------   ----------
                                                     (247,242)      (573,489)     2,920,346     (701,805)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --         24,080           --
   - Annuity Payments                                      --         (2,884)        (1,137)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --             (2)          (236)          --
                                                    ---------    -----------    -----------   ----------
                                                           --         (2,886)        22,707           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (247,242)      (576,375)     2,943,053     (701,805)
                                                    ---------    -----------    -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (170,382)      (494,296)     3,235,361     (370,108)
                                                    ---------    -----------    -----------   ----------
NET ASSETS AT DECEMBER 31, 2007                       375,989      2,475,169     17,178,371    1,436,071
Changes From Operations:
   - Net investment income (loss)                      (4,434)        34,696        183,892        2,412
   - Net realized gain (loss) on investments           14,576        123,572        604,860      235,610
   - Net change in unrealized appreciation or
     depreciation on investments                     (140,066)      (640,064)    (4,762,705)    (768,023)
                                                    ---------    -----------    -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (129,924)      (481,796)    (3,973,953)    (530,001)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 4,804            412        623,770          173
   - Contract withdrawals and transfers to
     annuity reserves                                 (25,398)      (419,059)      (879,123)    (304,310)
   - Contract transfers                               (25,503)      (191,001)      (728,350)      54,088
                                                    ---------    -----------    -----------   ----------
                                                      (46,097)      (609,648)      (983,703)    (250,049)
   Annuity Reserves:
   - Annuity Payments                                      --         (2,446)        (1,993)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --              1            (49)          --
                                                    ---------    -----------    -----------   ----------
                                                           --         (2,445)        (2,042)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (46,097)      (612,093)      (985,745)    (250,049)
                                                    ---------    -----------    -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (176,021)    (1,093,889)    (4,959,698)    (780,050)
                                                    ---------    -----------    -----------   ----------
NET ASSETS AT DECEMBER 31, 2008                     $ 199,968    $ 1,381,280    $12,218,673   $  656,021
                                                    =========    ===========    ===========   ==========

                                                                                            PUTNAM VT  PUTNAM VT
                                                     MFS VIT        NB AMT                  GROWTH &     HEALTH
                                                    UTILITIES      MID-CAP       NB AMT      INCOME     SCIENCES
                                                  SERVICE CLASS     GROWTH       REGENCY    CLASS IB    CLASS IB
                                                    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                                  ---------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                      $ 7,935,472   $ 6,801,153  $ 8,887,907   $114,877    $189,090
Changes From Operations:
   - Net investment income (loss)                      (94,760)     (127,564)    (107,787)      (419)     (1,884)
   - Net realized gain (loss) on investments         1,035,949       482,415      508,651     21,624      13,450
   - Net change in unrealized appreciation or
     depreciation on investments                     1,281,690     1,065,241     (232,168)   (32,245)    (22,543)
                                                   -----------   -----------  -----------   --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         2,222,879     1,420,092      168,696    (11,040)    (10,977)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              2,518,997       737,950      636,820        157       2,609
   - Contract withdrawals and transfers to
     annuity reserves                                 (829,450)     (651,483)    (737,817)    (1,352)     (8,116)
   - Contract transfers                              1,023,452      (432,087)    (501,813)    27,387     (13,115)
                                                   -----------   -----------  -----------   --------    --------
                                                     2,712,999      (345,620)    (602,810)    26,192     (18,622)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                27,854            --           --         --          --
   - Annuity Payments                                   (1,371)           --           --         --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 (294)           --           --         --          --
                                                   -----------   -----------  -----------   --------    --------
                                                        26,189            --           --         --          --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  2,739,188      (345,620)    (602,810)    26,192     (18,622)
                                                   -----------   -----------  -----------   --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              4,962,067     1,074,472     (434,114)    15,152     (29,599)
                                                   -----------   -----------  -----------   --------    --------
NET ASSETS AT DECEMBER 31, 2007                     12,897,539     7,875,625    8,453,793    130,029     159,491
Changes From Operations:
   - Net investment income (loss)                      (43,140)      (97,684)     (28,758)       545      (1,973)
   - Net realized gain (loss) on investments         1,667,328       172,988     (114,736)    13,899       4,810
   - Net change in unrealized appreciation or
     depreciation on investments                    (7,137,579)   (3,402,422)  (3,508,832)   (63,829)    (26,063)
                                                   -----------   -----------  -----------   --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        (5,513,391)   (3,327,118)  (3,652,326)   (49,385)    (23,226)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              1,763,537        84,345       80,766        156         301
   - Contract withdrawals and transfers to
     annuity reserves                                 (883,382)     (449,210)    (425,190)    (6,224)    (55,550)
   - Contract transfers                                496,252      (222,016)    (359,988)    (2,690)     24,385
                                                   -----------   -----------  -----------   --------    --------
                                                     1,376,407      (586,881)    (704,412)    (8,758)    (30,864)
   Annuity Reserves:
   - Annuity Payments                                   (2,394)           --           --         --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  (50)           --           --         --          --
                                                   -----------   -----------  -----------   --------    --------
                                                        (2,444)           --           --         --          --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  1,373,963      (586,881)    (704,412)    (8,758)    (30,864)
                                                   -----------   -----------  -----------   --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (4,139,428)   (3,913,999)  (4,356,738)   (58,143)    (54,090)
                                                   -----------   -----------  -----------   --------    --------
NET ASSETS AT DECEMBER 31, 2008                    $ 8,758,111   $ 3,961,626  $ 4,097,055   $ 71,886    $105,401
                                                   ===========   ===========  ===========   ========    ========

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

1. ACCOUNTING POLICIES AND ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln New York Separate Account N for Variable Annuities (Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account consists of fourteen products. The available contracts are as follows:

-    Lincoln ChoicePlus

-    Lincoln ChoicePlus II

-    Lincoln ChoicePlus Access

-    Lincoln ChoicePlus II Access

-    Lincoln ChoicePlus II Advance

-    Lincoln ChoicePlus II Bonus

-    Lincoln ChoicePlus Assurance A Share

-    Lincoln ChoicePlus Assurance B Share

-    Lincoln ChoicePlus Assurance Bonus

-    Lincoln ChoicePlus Assurance C Share

-    Lincoln ChoicePlus Assurance L Share

-    Lincoln ChoicePlus Design

-    Lincoln ChoicePlus Assurance A Class

-    Lincoln ChoicePlus Assurance B Class

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one hundred ten available mutual funds (the Funds) of seventeen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
   AIM V.I. Capital Appreciation Fund
   AIM V.I. Capital Appreciation Class II Fund
   AIM V.I. Core Equity Fund
   AIM V.I. Core Equity Class II Fund
   AIM V.I. International Growth Fund
   AIM V.I. International Growth Class II Fund

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Technology Class B Fund
   ABVPSF Growth and Income Class B Fund
   ABVPSF International Value Class B Fund
   ABVPSF Large Cap Growth Class B Fund
   ABVPSF Small/Mid Cap Value Class B Fund

American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection (Class 2)

American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 2 Fund
   American Funds Global Small Capitalization Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 2 Fund

Delaware VIP Trust (Delaware VIPT)*:
   Delaware VIPT Capital Reserves Service Class Series
   Delaware VIPT Diversified Income Service Class Series
   Delaware VIPT Emerging Markets Service Class Series
   Delaware VIPT High Yield Series
   Delaware VIPT High Yield Service Class Series
   Delaware VIPT REIT Series
   Delaware VIPT REIT Service Class Series
   Delaware VIPT Small Cap Value Series
   Delaware VIPT Small Cap Service Class Series
   Delaware VIPT Trend Series
   Delaware VIPT Trend Service Class Series
   Delaware VIPT U.S. Growth Service Class Series
   Delaware VIPT Value Series
   Delaware VIPT Value Service Class Series

DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Equity 500 Index Fund
   DWS VIP Equity 500 Index Service Class Fund
   DWS VIP Small Cap Index Fund
   DWS VIP Small Cap Index Service Class Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Contrafund Service Class 2 Portfolio
   Fidelity VIP Equity-Income Portfolio
   Fidelity VIP Equity-Income Service Class 2 Portfolio
   Fidelity VIP Growth Portfolio
   Fidelity VIP Growth Service Class 2 Portfolio
   Fidelity VIP Mid Cap Service Class 2 Portfolio
   Fidelity VIP Overseas Portfolio
   Fidelity VIP Overseas Service Class 2 Portfolio

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Class 2 Fund
   FTVIPT Franklin Small-Mid Cap Growth Securities Class 2 Fund
   FTVIPT Mutual Shares Securities Class 2 Fund
   FTVIPT Templeton Global Income Securities Class 2 Fund
   FTVIPT Templeton Growth Securities Class 2 Fund

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):
   Goldman Sachs VIT Growth & Income Service Class Fund**

Janus Aspen Series:
   Janus Aspen Series Balanced Service Shares Portfolio
   Janus Aspen Series Mid Cap Growth Service Shares Portfolio
   Janus Aspen Series Worldwide Growth Service Shares Portfolio

Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
   Lincoln VIPT Baron Growth Opportunities Service Class Fund
   Lincoln VIPT Capital Growth Service Class Fund
   Lincoln VIPT Cohen & Steers Global Real Estate Service Class Fund Lincoln VIPT Columbia Value Opportunities Service Class Fund
   Lincoln VIPT Delaware Bond Fund
   Lincoln VIPT Delaware Bond Service Class Fund
   Lincoln VIPT Delaware Growth and Income Service Class Fund
   Lincoln VIPT Delaware Social Awareness Fund
   Lincoln VIPT Delaware Social Awareness Service Class Fund
   Lincoln VIPT Delaware Special Opportunities Service Class Fund
   Lincoln VIPT FI Equity-Income Service Class Fund
   Lincoln VIPT Janus Capital Appreciation Fund
   Lincoln VIPT Janus Capital Appreciation Service Class Fund
   Lincoln VIPT Marsico International Growth Service Class Fund
   Lincoln VIPT MFS Value Service Class Fund
   Lincoln VIPT Mid-Cap Value Service Class Fund
   Lincoln VIPT Mondrian International Value Fund
   Lincoln VIPT Mondrian International Value Service Class Fund
   Lincoln VIPT Money Market Fund
   Lincoln VIPT Money Market Service Class Fund
   Lincoln VIPT SSgA Bond Index Service Class Fund
   Lincoln VIPT SSgA Developed International 150 Service Class Fund Lincoln VIPT SSgA Emerging Markets 100 Service Class Fund
   Lincoln VIPT SSgA International Index Service Class Fund
   Lincoln VIPT SSgA Large Cap 100 Service Class Fund
   Lincoln VIPT SSgA S&P 500 Index Fund
   Lincoln VIPT SSgA S&P 500 Index Service Class Fund
   Lincoln VIPT SSgA Small-Cap Index Service Class Fund
   Lincoln VIPT SSgA Small-Mid Cap 200 Service Class Fund
   Lincoln VIPT T. Rowe Price Growth Stock Service Class Fund
   Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Fund
   Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class Fund Lincoln VIPT Templeton Growth Service Class Fund
   Lincoln VIPT Turner Mid-Cap Growth Service Class Fund
   Lincoln VIPT UBS Global Asset Allocation Fund
   Lincoln VIPT UBS Global Asset Allocation Service Class Fund
   Lincoln VIPT Wilshire 2010 Profile Service Class Fund
   Lincoln VIPT Wilshire 2020 Profile Service Class Fund
   Lincoln VIPT Wilshire 2030 Profile Service Class Fund
   Lincoln VIPT Wilshire 2040 Profile Service Class Fund
   Lincoln VIPT Wilshire Aggressive Profile Service Class Fund
   Lincoln VIPT Wilshire Conservative Profile Service Class Fund
   Lincoln VIPT Wilshire Moderate Profile Service Class Fund
   Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class Fund

Lord Abbett Securities Trust (Lord Abbett):
   Lord Abbett All Value Class VC Fund**

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Service Class Series
   MFS VIT Growth Series
   MFS VIT Growth Service Class Series
   MFS VIT Total Return Series
   MFS VIT Total Return Service Class Series
   MFS VIT Utilities Series
   MFS VIT Utilities Service Class Series

Neuberger Berman Advisers Management Trust (NB AMT):
   NB AMT Mid-Cap Growth Portfolio
   NB AMT Regency Portfolio

Oppenheimer Variable Account Funds (Oppenheimer):
   Oppenheimer Global Securities Service Class Fund/VA**

Putnam Variable Trust (Putnam VT):
   Putnam VT Growth & Income Class IB Fund
   Putnam VT Health Sciences Class IB Fund

Van Kampen Universal Institutional Funds (Van Kampen):
   Van Kampen Capital Growth Class II Portfolio**

*    Denotes an affiliate of Lincoln Life & Annuity Company of New York.

**   Available funds with no money invested at December 31, 2008.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2008, which approximates fair value. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

Effective January 1, 2008, the Variable Account adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Separate Account's investments in the Funds are valued within the above FAS 157 fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Adoption of FAS 157 had no effect on the recorded amounts of the Funds in the Variable Account.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 3%, 4%, or 5%. Reserves on contracts involving life contingencies are calculated using a modification of the 1971 Individual Annuitant Mortality Table and an assumed investment rate of 3%, 4%, or 5%.

NEW INVESTMENT FUNDS AND FUND NAME CHANGES: During 2007, the Lincoln VIPT Capital Growth Service Class Fund, the Lincoln VIPT Cohen & Steers Global Real Estate Service Class Fund, the Lincoln VIPT Delaware Special Opportunities Service Class Fund, the Lincoln VIPT Marsico International Growth Service Class Fund, the Lincoln VIPT MFS Value Service Class Fund, the Lincoln VIPT Mid-Cap Growth Service Class Fund, the Lincoln VIPT Mid-Cap Value Service Class Fund, the Lincoln VIPT S&P 500 Index Fund, the Lincoln VIPT S&P 500 Index Service Class Fund, the Lincoln VIPT Small-Cap Index Service Class Fund, the Lincoln VIPT T. Rowe Price Growth Stock Service Class Fund, the Lincoln VIPT Templeton Growth Service Class Fund, the Lincoln VIPT Value Opportunities Service Class Fund, the Lincoln VIPT Wilshire 2010 Profile Service Class Fund, the Lincoln VIPT Wilshire 2020 Profile Service Class Fund, the Lincoln VIPT Wilshire 2030 Profile Service Class Fund and the Lincoln VIPT Wilshire 2040 Profile Service Class Fund became available as investment options for Account Contract owners. Accordingly, the 2007 statement of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2007.

Also during 2007 the following funds changed their names:

PREVIOUS FUND NAME                                         NEW FUND NAME
----------------------------------------------------------------------------------------------------------------------------------
Baron Capital Asset Fund                                   Lincoln VIPT Baron Growth Opportunities Service Class Fund
Lincoln VIPT Bond Fund                                     Lincoln VIPT Delaware Bond Fund
Lincoln VIPT Bond Service Class Fund                       Lincoln VIPT Delaware Bond Service Class Fund
Lincoln VIPT Growth and Income Service Class Fund          Lincoln VIPT Delaware Growth and Income Service Class Fund
Lincoln VIPT Social Awareness Fund                         Lincoln VIPT Delaware Social Awareness Fund
Lincoln VIPT Social Awareness Service Class Fund           Lincoln VIPT Delaware Social Awareness Service Class Fund
Lincoln VIPT Special Opportunities Service Class Fund      Lincoln VIPT Delaware Special Opportunities Service Class Fund
Lincoln VIPT Equity-Income Service Class Fund              Lincoln VIPT FI Equity-Income Service Class Fund
Lincoln VIPT Capital Appreciation Fund                     Lincoln VIPT Janus Capital Appreciation Fund
Lincoln VIPT Capital Appreciation Service Class Fund       Lincoln VIPT Janus Capital Appreciation Service Class Fund
Lincoln VIPT International Fund                            Lincoln VIPT Mondrian International Value Fund
Lincoln VIPT International Service Class Fund              Lincoln VIPT Mondrian International Value Service Class Fund
Lincoln VIPT Aggressive Growth Fund                        Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Fund
Lincoln VIPT Aggressive Growth Service Class Fund          Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class Fund
Lincoln VIPT Global Asset Allocation Fund                  Lincoln VIPT UBS Global Asset Allocation Fund
Lincoln VIPT Global Asset Allocation Service Class Fund    Lincoln VIPT UBS Global Asset Allocation Service Class Fund
Lincoln VIPT Aggressive Profile Service Class Fund         Lincoln VIPT Wilshire Aggressive Profile Service Class Fund
Lincoln VIPT Conservative Profile Service Class Fund       Lincoln VIPT Wilshire Conservative Profile Service Class Fund
Lincoln VIPT Moderate Profile Service Class Fund           Lincoln VIPT Wilshire Moderate Profile Service Class Fund
Lincoln VIPT Moderately Aggressive Profile Service Class   Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class Fund
   Fund
MFS VIT Capital Opportunities Service Class Fund           MFS VIT Core Equity Service Class Fund

Also during 2007, the Lincoln VIPT Core Fund, the Lincoln VIPT Core Service Class Fund, the Lincoln VIPT Growth Fund, the Lincoln VIPT Growth Service Class Fund and the Lincoln VIPT Growth Opportunities Fund ceased to be available as investment options to Variable Account Contract owners.

During 2007, the Lincoln Variable Insurance Products Trust (Lincoln VIPT) acquired the Baron Capital Asset Fund and renamed the fund Lincoln VIPT Baron Growth Opportunities Fund. This fund acquisition had no impact on the units outstanding or the unit prices to the Variable Account Contract owner.

During 2008, the Goldman Sachs VIT Growth & Income Service Class, the Lincoln VIPT SSgA Bond Index Service Class Fund, the Lincoln VIPT SSgA Developed International 150 Service Class Fund, the Lincoln VIPT SSgA Emerging Markets 100 Service Class Fund, the Lincoln VIPT SSgA International Index Service Class Fund, the Lincoln VIPT SSgA Large Cap 100 Service Class Fund, the Lincoln VIPT SSgA Small-Mid Cap 200 Service Class Fund, the Lord Abbett All Value Class VC Fund, the Oppenheimer Global Securities Service Class Fund and the Van Kampen Capital Growth Class II Portfolio became available as investment options for Account Contract owners. Accordingly, the 2008 statement of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2008.

During 2008 the Lincoln VIPT Value Opportunities Service Class Fund changed its name to the Lincoln VIPT Columbia Value Opportunities Service Class Fund, the Lincoln VIPT S&P 500 Index Fund changed its name to the Lincoln VIPT SSgA S&P 500 Index Fund, the Lincoln VIPT S&P 500 Index Service Class Fund changed its name to the Lincoln VIPT SSgA S&P 500 Index Service Class Fund, the Lincoln VIPT Small-Cap Index Service Class Fund changed its name to the Lincoln VIPT SSgA Small-Cap Index Service Class Fund, the Lincoln VIPT Mid-Cap Growth Service Class Fund changed its name to the Lincoln VIPT Turner Mid-Cap Growth Service Class Fund, the MFS VIT Emerging Growth Series changed its name to the MFS VIT Growth Series and the MFS VIT Emerging Growth Service Class Series changed its name to the MFS VIT Growth Service Class Series.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of each Fund's average daily net assets within the Variable Account. The rates are as follows for the fourteen contract types:

- Lincoln ChoicePlus at a daily rate of .0038356% to .0064384% (1.40% to 2.35% on an annual basis)

- Lincoln ChoicePlus II at a daily rate of .0034247% to .0064384% (1.25% to 2.35% on an annual basis)

- Lincoln ChoicePlus Access at a daily rate of .0038356% to .0071233% (1.40% to 2.60% on an annual basis)

- Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0071233% (1.40% to 2.60% on an annual basis)

- Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0072603% (1.40% to 2.65% on an annual basis)

- Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0069863% (1.40% to 2.55% on an annual basis)

- Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0049315% (.60% to 1.80% on an annual basis)

- Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0067123% (1.25% to 2.45% on an annual basis)

- Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0078082% (1.40% to 2.85% on an annual basis)

- Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0078082% (1.40% to 2.85% on an annual basis)

- Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0076712% (1.40% to 2.80% on an annual basis)

- Lincoln ChoicePlus Design at a daily rate of .0030137% to .0075342% (1.10% to 2.75% on an annual basis)

- Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0049315% (.60% to 1.80% on an annual basis)

- Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0067123% (1.25% to 2.45% on an annual basis)

Contract charges and surrender charges for the years ended December 31, 2008 and 2007 were $712,635 and $603,773, respectively.

For the Assurance A Share and Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. The sales charge percentage decreases as the value accumulated under certain of the owner's investment increases. For the year ending December 31, 2008, sales charges amounted to $58,901. There were no sales charges for the year ended December 31, 2007.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2008 follows.

                                         MINIMUM MAXIMUM  MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                           COMMENCEMENT    FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT    YEAR            DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION
              2008                        1.40%   1.65%   $ 3.10   $ 3.57      53,514  $    181,176  -43.44%   -43.29%     0.00%
              2007                        1.40%   1.65%     5.47     6.30      67,058       405,234   10.18%    10.46%     0.00%
              2006            4/28/06     1.40%   1.65%     4.97     5.71     116,072       647,668   -1.38%    -1.22%     0.06%
AIM V.I. CAPITAL APPRECIATION CLASS II
              2008                        1.25%   1.70%     7.04     9.73      10,047        80,198  -43.60%   -43.34%     0.00%
              2007                        1.25%   1.70%    12.48    17.23      10,820       153,703    9.85%    10.35%     0.00%
              2006            4/28/06     1.25%   1.70%    11.36    15.67      17,186       229,910   -1.59%    -1.29%     0.00%
AIM V.I. CORE EQUITY
              2008                        1.40%   2.15%     5.52     8.57      95,576       560,729  -31.63%   -31.11%     1.90%
              2007                        1.40%   2.15%     8.03     8.64     126,614     1,079,752    6.35%     6.61%     0.97%
              2006            4/28/06     1.40%   1.65%     7.55     8.10     177,097     1,414,490    7.96%     8.14%     0.52%
AIM V.I. CORE EQUITY CLASS II
              2008                        1.40%   1.60%     8.55    11.29       4,155        36,379  -31.44%   -31.30%     1.93%
              2007                        1.40%   1.60%    12.45    16.47       4,100        52,246    6.16%     6.38%     1.02%
              2006            4/28/06     1.40%   1.60%    11.70    15.52       3,781        45,400    7.83%     7.97%     0.54%
AIM V.I. INTERNATIONAL GROWTH
              2008                        1.40%   1.65%     7.52     8.57      21,030       178,491  -41.36%   -41.21%     0.41%
              2007                        1.40%   1.65%    12.83    14.58      35,278       511,337   12.84%    13.12%     0.35%
              2006                        1.40%   1.65%    12.88    12.88      47,940       615,202   26.45%    26.45%     0.98%
              2005                        1.40%   1.40%    10.19    10.19      54,004       550,266   16.29%    16.29%     0.72%
              2004                        1.40%   1.65%     8.76     8.76      51,346       449,530   22.28%    22.28%     0.63%

                                         MINIMUM MAXIMUM  MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                           COMMENCEMENT    FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT    YEAR            DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH CLASS II
              2008                        1.40%   1.70%   $12.90   $15.59      11,997  $    171,182  -41.55%   -41.37%     0.40%
              2007                        1.35%   1.70%    22.07    26.65      16,233       396,637   12.52%    12.91%     0.37%
              2006                        1.35%   1.70%    19.62    23.66      17,638       382,627   25.72%    26.10%     1.02%
              2005                        1.40%   1.70%    15.60    18.80      15,551       268,354   15.72%    16.07%     0.65%
              2004                        1.40%   1.70%    13.48    16.23      12,922       195,966   21.62%    21.99%     0.55%
ABVPSF GLOBAL TECHNOLOGY CLASS B
              2008                        1.25%   2.80%     2.70    10.69     255,641     1,422,126  -48.92%   -48.11%     0.00%
              2007                        1.25%   2.80%     5.23    20.68     266,476     2,573,684   17.64%    18.35%     0.00%
              2006                        1.30%   1.90%     4.43    17.52     247,607     1,725,587    6.34%     6.98%     0.00%
              2005                        1.30%   1.90%     4.16    16.42     261,454     1,584,256    1.90%     2.21%     0.00%
              2004                        1.40%   1.70%     4.08    16.10     263,995     1,308,015    3.32%     3.63%     0.00%
ABVPSF GROWTH AND INCOME CLASS B
              2008                        1.15%   2.55%     6.73    10.89     725,854     6,545,593  -42.19%   -41.37%     1.74%
              2007                        1.15%   2.55%    12.00    18.65     750,307    11,609,684    2.32%     3.56%     1.18%
              2006                        1.25%   2.45%    11.73    18.08     712,281    10,766,591   14.15%    15.53%     1.17%
              2005                        1.25%   2.45%    11.55    15.70     673,438     8,857,692    2.83%     3.30%     1.27%
              2004                        1.25%   1.70%    11.22    15.25     579,554     7,289,970    9.35%     9.73%     0.71%
ABVPSF INTERNATIONAL VALUE CLASS B
              2008                        0.65%   2.55%     5.48     5.71   1,116,025     6,298,328  -54.46%   -53.82%     0.90%
              2007                        1.15%   2.55%    12.24    12.38     746,451     9,175,571    3.52%     4.27%     0.87%
              2006            7/20/06     1.25%   1.95%    11.82    11.87     110,355     1,306,888    4.12%    22.59%     0.00%
ABVPSF LARGE CAP GROWTH CLASS B
              2008                        1.40%   1.70%     4.04     9.38     137,530       802,609  -40.84%   -40.66%     0.00%
              2007                        1.25%   1.70%     6.82    15.84     241,648     2,177,105   11.70%    12.20%     0.00%
              2006                        1.25%   1.70%     6.10    14.17     284,267     2,256,152   -2.32%    -1.88%     0.00%
              2005                        1.25%   1.70%     6.24    14.49     354,911     2,886,857   12.91%    13.42%     0.00%
              2004                        1.25%   1.70%     5.53    12.82     376,666     2,605,328    6.52%     6.84%     0.00%
ABVPSF SMALL/MID CAP VALUE CLASS B
              2008                        0.65%   2.65%     7.01    14.01     354,669     3,564,791  -37.37%   -36.48%     0.43%
              2007                        1.15%   2.55%    11.85    22.15     254,035     4,218,746   -0.43%     0.27%     0.69%
              2006                        1.25%   2.35%    11.90    22.17     167,934     3,056,392   12.05%    12.78%     0.23%
              2005                        1.25%   1.90%    16.18    19.73     123,990     2,181,882    4.84%     5.20%     0.53%
              2004                        1.35%   1.70%    15.40    18.80      71,614     1,272,675   17.07%    17.42%     0.07%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS 2
              2008                        0.75%   2.65%     9.93    11.03   1,548,195    16,622,077   -4.17%    -2.72%     4.85%
              2007                        1.15%   2.65%    10.36    11.35   1,348,687    15,006,631    6.64%     8.15%     4.56%
              2006                        1.25%   2.65%     9.75    10.49   1,333,328    13,804,770   -0.83%     0.32%     3.34%
              2005                        1.25%   2.40%    10.39    10.44   1,185,739    12,312,453   -0.15%     0.20%     4.63%
              2004            5/24/04     1.35%   1.70%    10.40    10.42     540,280     5,625,666    1.10%     5.07%     2.15%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
              2008                        0.75%   2.80%     7.60    10.44   1,129,386    11,336,240  -40.00%   -39.09%     2.01%
              2007                        1.15%   2.65%    14.95    17.16     918,991    15,312,533   12.07%    13.42%     2.96%
              2006                        1.25%   2.45%    13.48    15.13     622,543     9,204,327   18.16%    18.93%     0.87%
              2005                        1.25%   1.90%    12.63    12.70     304,358     3,834,879   12.15%    12.55%     0.56%
              2004             6/4/04     1.35%   1.70%    11.26    11.29      58,313       657,067    9.41%    12.55%     0.02%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
              2008                        0.65%   2.80%     6.29    15.65     637,442     7,813,603  -54.81%   -54.03%     0.00%
              2007                        1.10%   2.80%    17.12    34.21     563,595    15,255,455   18.43%    19.92%     3.04%
              2006                        1.25%   2.50%    14.49    28.62     437,693     9,674,755   21.17%    22.51%     0.47%
              2005                        1.25%   2.35%    12.45    23.45     370,544     6,477,424   23.24%    23.79%     0.95%
              2004                        1.25%   1.70%    10.10    19.01     236,099     3,082,585   18.84%    19.26%     0.00%
AMERICAN FUNDS GROWTH CLASS 2
              2008                        0.75%   2.80%     6.03    11.98   6,816,758    65,510,396  -45.52%   -44.61%     0.86%
              2007                        1.15%   2.80%    10.95    21.73   6,154,509   106,899,235    9.41%    10.95%     0.84%
              2006                        1.25%   2.65%     9.90    19.65   5,195,894    80,438,587    7.55%     8.85%     0.91%
              2005                        1.25%   2.45%     9.14    18.12   3,741,990    52,203,956   14.23%    14.75%     0.78%
              2004                        1.25%   1.70%     7.99    15.84   2,767,613    31,762,290   10.60%    10.99%     0.22%

                                         MINIMUM MAXIMUM  MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                           COMMENCEMENT    FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT    YEAR            DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME CLASS 2
              2008                        0.65%   2.85%   $ 6.95   $11.50   6,931,147  $ 65,081,606  -39.48%   -38.56%     1.79%
              2007                        1.15%   2.65%    12.05    18.79   6,307,570    98,075,890    2.30%     3.74%     1.63%
              2006                        1.25%   2.65%    11.82    18.18   5,223,829    79,559,863   12.41%    13.77%     1.77%
              2005                        1.25%   2.45%    12.45    16.04   3,761,285    51,322,429    4.05%     4.52%     1.52%
              2004                        1.25%   1.70%    11.96    15.40   2,727,912    35,617,516    8.51%     8.89%     1.11%
AMERICAN FUNDS INTERNATIONAL CLASS 2
              2008                        0.90%   2.80%     7.28    15.99   2,656,473    32,607,236  -43.72%   -42.76%     2.05%
              2007                        1.10%   2.80%    13.28    28.07   2,417,904    51,430,194   16.88%    18.53%     1.65%
              2006                        1.25%   2.65%    11.25    23.76   2,039,633    36,443,544   16.10%    17.50%     1.86%
              2005                        1.25%   2.45%     9.62    20.29   1,542,457    22,930,653   19.46%    19.99%     1.81%
              2004                        1.25%   1.70%     8.05    16.97   1,076,497    12,377,222   17.31%    17.72%     1.65%
DELAWARE VIPT CAPITAL RESERVES SERVICE CLASS
              2008                        0.65%   1.95%    10.09    10.33     181,814     1,854,976   -2.57%    -1.93%     4.40%
              2007                        1.30%   1.95%    10.36    10.53      50,939       531,398    2.22%     2.89%     4.56%
              2006                        1.25%   1.95%    10.16    10.24      55,920       571,124    2.47%     2.98%     4.33%
              2005            6/24/05     1.30%   1.80%     9.91     9.94      26,441       262,401   -0.89%     0.32%     2.00%
DELAWARE VIPT DIVERSIFIED INCOME SERVICE CLASS
              2008                        0.75%   2.85%     9.96    11.32   1,774,133    19,410,248   -7.25%    -5.99%     3.65%
              2007                        1.15%   2.50%    10.74    12.06   1,602,126    18,806,780    4.76%     6.08%     2.62%
              2006                        1.25%   2.50%    10.27    11.37   1,077,327    12,025,261    5.02%     6.23%     1.25%
              2005                        1.25%   2.40%    10.62    10.70     780,127     8,262,946   -2.27%    -1.82%     0.57%
              2004            5/24/04     1.25%   1.70%    10.87    10.90     281,559     3,063,394    2.33%     8.82%     0.00%
DELAWARE VIPT EMERGING MARKETS SERVICE CLASS
              2008                        0.75%   2.80%     5.75    19.54     841,109     8,985,568  -53.02%   -52.24%     1.32%
              2007                        1.15%   2.80%    20.03    41.11     715,425    16,791,906   35.16%    36.79%     1.33%
              2006                        1.25%   2.45%    14.89    30.18     523,453     9,627,921   24.12%    25.24%     0.91%
              2005                        1.25%   2.15%    16.95    24.19     323,279     5,186,074   24.97%    25.41%     0.07%
              2004            5/26/04     1.35%   1.70%    13.56    19.35      67,159       915,132    6.70%    34.45%     0.00%
DELAWARE VIPT HIGH YIELD
              2008                        1.40%   2.15%     8.39    10.56      59,710       628,708  -25.79%   -25.23%     9.89%
              2007                        1.40%   2.15%    11.30    14.12     113,806     1,606,000    0.61%     1.37%     6.74%
              2006                        1.40%   2.15%    11.23    13.93     122,300     1,702,644   10.05%    10.88%     6.66%
              2005                        1.40%   2.15%    12.56    12.56     130,131     1,633,842    2.15%     2.15%     7.37%
              2004                        1.40%   1.40%    12.30    12.30     177,600     2,184,219   12.66%    12.66%     8.12%
DELAWARE VIPT HIGH YIELD SERVICE CLASS
              2008                        0.75%   2.50%     8.01    13.29     799,471     8,670,568  -26.29%   -25.29%     8.38%
              2007                        1.15%   2.50%    11.15    17.87     804,971    12,037,209    0.01%     1.27%     6.14%
              2006                        1.25%   2.50%    11.16    17.71     706,679    10,723,799    9.48%    10.80%     6.16%
              2005                        1.25%   2.45%    12.15    16.04     598,754     8,313,823    1.60%     2.06%     5.87%
              2004                        1.25%   1.70%    11.95    15.77     435,913     6,060,928   12.10%    12.49%     5.70%
DELAWARE VIPT REIT
              2008                        1.40%   2.15%     7.22    16.62      45,860       756,320  -36.45%   -35.97%     2.50%
              2007                        1.40%   2.15%    11.36    25.95      65,083     1,685,828  -15.77%   -15.14%     1.55%
              2006                        1.40%   2.15%    13.49    30.58     105,365     3,218,141   29.81%    30.79%     1.87%
              2005                        1.40%   2.15%    23.38    23.38     116,422     2,718,946    5.68%     5.68%     1.96%
              2004                        1.40%   1.40%    22.13    22.13     128,768     2,849,213   29.55%    29.55%     2.00%
DELAWARE VIPT REIT SERVICE CLASS
              2008                        1.25%   2.65%     7.02    14.65     669,511     8,055,493  -36.98%   -36.09%     2.13%
              2007                        1.25%   2.65%    11.20    23.02     759,282    14,473,637  -16.26%   -15.24%     1.10%
              2006                        1.25%   2.45%    13.38    27.27     755,788    17,301,594   29.12%    30.68%     1.54%
              2005                        1.25%   2.45%    16.56    20.95     619,033    11,245,488    5.06%     5.53%     1.54%
              2004                        1.25%   1.70%    15.74    19.93     434,732     7,766,225   28.88%    29.33%     1.44%
DELAWARE VIPT SMALL CAP VALUE
              2008                        1.40%   2.15%     7.67    15.70      56,909       880,274  -31.37%   -30.85%     0.87%
              2007                        1.40%   2.15%    11.18    22.70      92,807     2,092,893   -8.61%    -7.92%     0.57%
              2006                        1.40%   2.15%    12.23    24.66     133,429     3,285,327   13.71%    14.57%     0.25%
              2005                        1.40%   2.15%    21.52    21.52     155,797     3,348,556    7.90%     7.90%     0.38%
              2004                        1.40%   1.40%    19.94    19.94     176,951     3,529,209   19.79%    19.79%     0.19%

                                         MINIMUM MAXIMUM  MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                           COMMENCEMENT    FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT    YEAR            DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIPT SMALL CAP VALUE SERVICE CLASS
              2008                        0.75%   2.80%   $ 7.43   $15.46     974,434  $ 11,838,703  -32.00%   -30.94%     0.47%
              2007                        1.25%   2.80%    10.96    22.48     877,484    16,093,929   -9.28%    -8.00%     0.25%
              2006                        1.25%   2.65%    12.13    24.53     707,392    14,272,750   13.13%    14.45%     0.02%
              2005                        1.25%   2.40%    16.88    21.52     451,485     8,245,105    7.31%     7.79%     0.13%
              2004                        1.25%   1.70%    15.70    20.04     252,271     4,468,994   19.12%    19.54%     0.02%
DELAWARE VIPT TREND
              2008                        1.40%   2.15%     5.73     6.68      70,014       401,917  -47.87%   -47.48%     0.00%
              2007                        1.40%   2.15%    10.92    10.92     120,331     1,314,699    9.21%     9.21%     0.00%
              2006                        1.40%   1.40%    10.00    10.00     172,576     1,725,117    6.10%     6.10%     0.00%
              2005                        1.40%   1.40%     9.42     9.42     209,203     1,971,080    4.39%     4.39%     0.00%
              2004                        1.40%   1.40%     9.03     9.03     229,628     2,072,613   11.04%    11.04%     0.00%
DELAWARE VIPT TREND SERVICE CLASS
              2008                        1.15%   2.50%     4.61    10.09     377,620     2,895,182  -48.18%   -47.46%     0.00%
              2007                        1.15%   2.50%     8.81    19.29     383,460     5,679,593    7.78%     9.09%     0.00%
              2006                        1.25%   2.45%     8.11    17.75     393,256     5,587,281    4.73%     6.00%     0.00%
              2005                        1.25%   2.45%     7.68    16.80     356,027     4,858,095    3.83%     4.30%     0.00%
              2004                        1.25%   1.70%     7.40    16.16     263,842     3,384,264   10.42%    10.81%     0.00%
DELAWARE VIPT U.S. GROWTH SERVICE CLASS
              2008                        0.75%   2.45%     6.49     8.81     181,397     1,437,444  -44.24%   -43.57%     0.00%
              2007                        1.25%   2.45%    11.65    15.66     156,638     2,262,096    9.66%    10.98%     0.00%
              2006                        1.25%   2.45%    11.14    14.16     161,058     2,125,204   -0.41%     0.79%     0.00%
              2005                        1.25%   2.45%    11.17    14.10     168,441     2,233,571   12.48%    12.99%     0.38%
              2004                        1.25%   1.70%     9.93    12.52     175,456     2,069,031    1.29%     1.64%     0.00%
DELAWARE VIPT VALUE
              2008                        1.40%   2.15%     7.79     9.90      32,025       316,031  -34.84%   -34.35%     3.24%
              2007                        1.40%   2.35%    15.09    15.09      41,279       607,987   -4.08%    -4.08%     1.81%
              2006                        1.40%   1.40%    15.73    15.73      53,950       848,542   22.38%    22.38%     1.49%
              2005                        1.40%   1.40%    12.85    12.85      52,465       674,297    4.55%     4.55%     1.76%
              2004                        1.40%   1.40%    12.29    12.29      63,947       786,073   13.33%    13.33%     1.57%
DELAWARE VIPT VALUE SERVICE CLASS
              2008                        1.15%   2.35%     7.03    12.02     644,275     6,481,523  -35.12%   -34.33%     2.70%
              2007                        1.15%   2.40%    11.82    18.39     662,680    10,287,812   -5.25%    -4.20%     1.27%
              2006                        1.25%   2.35%    12.47    19.26     505,269     8,327,048   20.92%    22.26%     1.23%
              2005                        1.25%   2.35%    12.88    15.81     326,204     4,559,725    4.01%     4.37%     1.05%
              2004                        1.35%   1.70%    12.37    15.18     126,727     1,716,051   12.66%    13.05%     1.31%
DWS VIP EAFE EQUITY INDEX
              2005                        0.00%   0.00%       --       --          --            --    0.00%     0.00%     2.14%
              2004                        1.25%   1.70%    12.53    16.03      22,721       326,731   17.06%    17.41%     2.05%
DWS VIP EAFE EQUITY INDEX SERVICE CLASS
              2005                        0.00%   0.00%       --       --          --            --    0.00%     0.00%     2.05%
              2004                        1.35%   1.70%    15.07    15.13      67,667     1,021,184   16.90%    17.19%     1.56%
DWS VIP EQUITY 500 INDEX
              2008                        1.25%   2.35%     6.09    10.77     366,999     2,872,840  -38.61%   -37.93%     2.52%
              2007                        1.25%   2.35%     9.86    17.42     461,475     5,665,995    3.06%     3.99%     1.55%
              2006                        1.25%   2.15%     9.52    16.81     537,865     6,258,091   13.06%    14.09%     1.17%
              2005                        1.25%   2.15%     8.38    14.79     608,855     6,139,908    2.91%     3.38%     1.55%
              2004                        1.25%   1.70%     8.14    14.35     729,901     6,738,285    8.73%     9.06%     1.00%
DWS VIP EQUITY 500 INDEX SERVICE CLASS
              2008                        1.25%   2.50%     7.29     9.84     343,991     3,199,057  -38.89%   -38.12%     2.22%
              2007                        1.25%   2.50%    11.96    15.92     401,406     6,007,428    2.54%     3.73%     1.23%
              2006                        1.25%   2.40%    11.66    15.36     385,552     5,699,773   12.51%    13.75%     0.85%
              2005                        1.30%   2.40%    13.39    13.51     313,713     4,166,348    2.66%     3.02%     1.15%
              2004                        1.35%   1.70%    13.04    13.12     219,450     2,870,463    8.46%     8.84%     0.55%
DWS VIP SMALL CAP INDEX
              2008                        1.25%   2.35%     7.60    13.73      54,740       674,464  -35.66%   -34.94%     1.65%
              2007                        1.25%   2.35%    17.94    21.18      70,714     1,331,469   -3.55%    -3.12%     0.89%
              2006                        1.25%   1.70%    18.60    21.94      88,917     1,723,028   15.51%    16.03%     0.65%
              2005                        1.25%   1.70%    16.10    18.98      90,665     1,515,442    2.50%     2.96%     0.61%
              2004                        1.25%   1.70%    15.71    18.49      71,721     1,152,852   15.77%    16.12%     0.43%

                                         MINIMUM MAXIMUM  MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                           COMMENCEMENT    FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT    YEAR            DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
DWS VIP SMALL CAP INDEX SERVICE CLASS
              2008                        1.25%   2.80%   $ 7.41   $11.65     174,996  $  1,833,481  -36.14%   -35.14%     1.40%
              2007                        1.25%   2.80%    11.90    17.98     198,271     3,271,807   -4.05%    -3.38%     0.59%
              2006                        1.25%   1.95%    12.38    18.63     159,270     2,736,835   14.93%    15.73%     0.32%
              2005                        1.25%   1.95%    15.97    16.11      97,600     1,493,906    2.24%     2.60%     0.36%
              2004                        1.35%   1.70%    15.64    15.71      41,514       649,758   15.62%    15.90%     0.09%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
              2008                        0.65%   2.85%     7.04    11.69   2,681,682    26,189,519  -44.28%   -43.32%     0.89%
              2007                        1.10%   2.80%    13.90    20.73   2,079,333    36,955,327   14.41%    15.85%     0.90%
              2006                        1.25%   2.50%    12.26    17.96   1,439,907    22,724,482    9.33%    10.05%     1.10%
              2005                        1.25%   1.90%    15.89    16.38     670,616    10,498,823   14.69%    15.21%     0.09%
              2004                        1.25%   1.70%    13.85    14.27     391,437     5,483,618   13.22%    13.73%     0.12%
FIDELITY VIP EQUITY-INCOME
              2008                        1.40%   2.35%     8.21     8.21      81,512       667,683  -43.45%   -43.45%     2.09%
              2007                        1.40%   1.40%    14.51    14.51     120,210     1,744,766    0.12%     0.12%     1.65%
              2006                        1.40%   1.40%    14.50    14.50     140,772     2,040,786   18.52%    18.52%     3.28%
              2005                        1.40%   1.40%    12.23    12.23     153,833     1,881,609    4.39%     4.39%     1.75%
              2004                        1.40%   1.40%    11.72    11.72     186,167     2,181,253    9.98%     9.98%     1.57%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
              2008                        1.25%   2.45%     6.83    10.38     216,604     2,067,281  -44.20%   -43.52%     2.32%
              2007                        1.25%   2.45%    12.25    18.44     224,248     3,808,352   -1.18%     0.01%     1.50%
              2006                        1.25%   2.45%    12.39    18.51     253,442     4,277,123   17.03%    18.44%     2.95%
              2005                        1.25%   2.45%    11.99    15.68     258,542     3,676,713    3.79%     4.26%     1.20%
              2004                        1.25%   1.70%    11.54    15.09     184,081     2,497,154    9.35%     9.69%     1.02%
FIDELITY VIP GROWTH
              2008                        1.40%   2.15%     5.03     7.13      38,421       193,967  -48.29%   -47.90%     0.57%
              2007                        1.40%   2.15%     9.65     9.65      70,056       677,742   25.20%    25.20%     0.83%
              2006                        1.40%   1.40%     7.71     7.71      82,129       632,974    5.36%     5.36%     0.42%
              2005                        1.40%   1.40%     7.31     7.31     101,264       740,718    4.33%     4.33%     0.50%
              2004                        1.40%   1.40%     7.01     7.01     110,633       775,676    1.94%     1.94%     0.33%
FIDELITY VIP GROWTH SERVICE CLASS 2
              2008                        1.15%   2.25%     4.29     9.59     302,246     2,237,876  -48.33%   -47.91%     0.60%
              2007                        1.15%   1.95%     8.28    18.49     301,473     4,348,313   24.28%    25.09%     0.36%
              2006                        1.25%   1.90%     6.65    14.83     244,783     2,894,690    4.78%     5.25%     0.15%
              2005                        1.25%   1.70%     6.34    14.14     192,859     2,306,059    3.72%     4.19%     0.22%
              2004                        1.25%   1.70%     6.11    13.62     140,875     1,572,046    1.38%     1.69%     0.10%
FIDELITY VIP MID CAP SERVICE CLASS 2
              2008                        0.75%   2.80%     7.18     8.74   1,388,995    11,957,576  -41.28%   -40.30%     0.24%
              2007                        1.15%   2.80%    14.39    14.64     962,202    13,951,114   13.11%    13.85%     0.51%
              2006                        1.30%   1.95%    12.74    12.86     553,398     7,076,892   10.29%    10.95%     0.09%
              2005            6/20/05     1.30%   1.90%    11.55    11.59     159,943     1,849,992    2.31%    14.51%     0.00%
FIDELITY VIP OVERSEAS
              2008                        1.40%   1.40%     7.89     7.89      15,030       118,640  -44.59%   -44.59%     2.36%
              2007                        1.40%   1.40%    14.24    14.24      21,890       311,796   15.68%    15.68%     3.80%
              2006                        1.40%   1.40%    12.31    12.31      31,920       393,029   16.44%    16.44%     0.91%
              2005                        1.40%   1.40%    10.57    10.57      36,787       389,012   17.39%    17.39%     0.67%
              2004                        1.40%   1.40%     9.01     9.01      34,607       311,751   12.06%    12.06%     1.04%
FIDELITY VIP OVERSEAS SERVICE CLASS 2
              2008                        1.15%   2.45%     7.01    14.03     324,270     3,816,208  -45.32%   -44.60%     2.48%
              2007                        1.15%   2.45%    12.73    25.45     324,398     6,909,695   14.22%    15.60%     2.99%
              2006                        1.25%   2.45%    11.06    22.09     282,744     5,470,236   14.92%    16.31%     0.68%
              2005                        1.25%   2.45%     9.55    19.06     248,577     4,296,145   16.78%    17.31%     0.38%
              2004                        1.25%   1.70%     8.17    16.30     139,050     2,127,624   11.40%    11.79%     0.49%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
              2008                        0.75%   2.85%     7.65     8.01   2,047,115    16,199,724  -31.50%   -30.43%     5.54%
              2007                        1.10%   2.65%    11.40    11.52   1,530,443    17,518,323    1.75%     2.42%     3.05%
              2006            6/12/06     1.30%   1.95%    11.20    11.25     361,772     4,058,043    2.94%    12.62%     0.30%

                                         MINIMUM MAXIMUM  MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                           COMMENCEMENT    FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT    YEAR            DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2
              2008                        0.65%   2.80%   $ 4.75   $11.68     653,596  $  5,415,804  -43.89%   -43.21%     0.00%
              2007                        1.25%   2.50%     8.39    20.65     543,045     7,876,469    8.55%     9.86%     0.00%
              2006                        1.25%   2.45%     7.67    18.86     401,966     5,063,038    6.06%     7.34%     0.00%
              2005                        1.25%   2.45%     7.17    17.63     368,110     3,967,452    3.02%     3.38%     0.00%
              2004                        1.35%   1.70%     6.96    17.10     310,692     2,932,428    9.65%    10.09%     0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 2
              2008                        0.65%   2.80%     6.95     7.17   1,526,955    10,807,864  -38.63%   -37.83%     3.26%
              2007                        1.15%   2.45%    11.41    11.54   1,121,020    12,853,330    1.50%     2.21%     1.34%
              2006             6/7/06     1.25%   1.95%    11.25    11.29     298,033     3,357,415    3.32%    14.10%     0.00%
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES CLASS 2
              2008                        0.65%   2.80%    11.99    12.67   1,043,672    13,020,428    3.27%     4.99%     3.68%
              2007                        1.15%   2.80%    11.65    12.08     591,791     7,076,938    8.10%     9.62%     2.53%
              2006                        1.25%   2.65%    10.91    11.01     252,285     2,762,547   10.65%    11.31%     2.89%
              2005            6/30/05     1.30%   1.90%     9.86     9.89      62,092       613,397   -1.37%     0.65%     0.00%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
              2008                        1.25%   2.55%     7.17    11.55     522,721     5,040,454  -43.78%   -43.04%     1.82%
              2007                        1.25%   2.55%    12.80    20.35     588,977    10,005,431   -0.08%     1.08%     1.38%
              2006                        1.25%   2.40%    12.81    20.20     522,713     8,917,851   18.92%    20.30%     1.31%
              2005                        1.25%   2.40%    12.62    16.85     361,619     5,298,701    7.03%     7.51%     1.11%
              2004                        1.25%   1.70%    11.78    15.73     226,692     3,045,375   14.07%    14.47%     1.16%
JANUS ASPEN SERIES BALANCED SERVICE SHARES
              2008                        1.25%   1.70%    11.96    12.47      75,551       924,265  -17.48%   -17.10%     2.48%
              2007                        1.25%   1.70%    14.47    15.10      70,061     1,030,575    8.43%     8.92%     2.15%
              2006                        1.25%   1.70%    13.33    13.91      82,347     1,116,877    8.55%     9.04%     1.90%
              2005                        1.25%   1.70%    12.28    12.80      89,225     1,113,578    5.85%     6.32%     2.04%
              2004                        1.25%   1.70%    11.57    12.08      82,685       979,258    6.47%     6.84%     2.45%
JANUS ASPEN SERIES MID CAP GROWTH SERVICE SHARES
              2008                        1.25%   1.70%    10.22    13.09      51,127       592,797  -44.80%   -44.56%     0.06%
              2007                        1.25%   1.70%    18.52    23.69      60,422     1,261,160   19.69%    20.23%     0.07%
              2006                        1.25%   1.70%    15.48    19.77      62,813     1,093,216   11.40%    11.90%     0.00%
              2005                        1.25%   1.70%    13.89    17.73      76,467     1,180,952   10.14%    10.64%     0.00%
              2004                        1.25%   1.70%    12.61    16.09     125,644     1,690,903   18.45%    18.80%     0.00%
JANUS ASPEN SERIES WORLDWIDE GROWTH SERVICE SHARES
              2008                        1.45%   1.60%     8.90     9.11       1,834        16,488  -45.69%   -45.60%     0.96%
              2007                        1.45%   1.60%    16.37    16.77       2,474        41,084    7.63%     7.79%     0.57%
              2006                        1.45%   1.60%    15.20    15.58       2,473        38,141   16.07%    16.23%     1.64%
              2005                        1.45%   1.60%    13.08    13.42       2,496        33,141    3.90%     4.00%     1.27%
              2004                        1.50%   1.60%    12.92    12.92       1,900        24,377    2.87%     2.87%     0.81%
LINCOLN VIPT BARON GROWTH OPPORTUNITIES SERVICE CLASS
              2008                        0.75%   2.55%     6.32     6.53     568,879     3,672,296  -40.67%   -39.89%     0.00%
              2007                        1.25%   2.55%    10.75    10.86     326,226     3,521,020    1.42%     2.08%     0.00%
              2006            6/22/06     1.30%   1.95%    10.60    10.64      15,481       164,253    0.79%    14.03%     0.00%
LINCOLN VIPT CAPITAL GROWTH SERVICE CLASS
              2008                        0.75%   2.45%     6.05     6.17      90,952       558,156  -43.14%   -42.46%     0.00%
              2007            7/11/07     1.25%   2.45%    10.65    10.73      61,679       660,008   -0.91%     9.07%     0.00%
LINCOLN VIPT COHEN & STEERS GLOBAL REAL ESTATE SERVICE CLASS
              2008                        1.15%   2.60%     4.65     4.71     489,716     2,289,889  -43.30%   -42.84%     1.35%
              2007             6/6/07     1.15%   1.95%     8.20     8.24     193,702     1,591,943  -16.26%    -4.06%     0.58%
LINCOLN VIPT COLUMBIA VALUE OPPORTUNITIES SERVICE CLASS
              2008                        1.40%   1.90%     6.06     6.09      56,185       340,393  -35.21%   -35.05%     0.26%
              2007            7/11/07     1.30%   1.65%     9.36     9.38      14,899       139,493   -7.59%    -2.38%     0.83%
LINCOLN VIPT CORE SERVICE CLASS
              2006                        1.30%   1.90%    11.45    11.52      21,327       244,225   11.75%    12.19%     0.74%
              2005             8/8/05     1.30%   1.70%    10.24    10.27       4,013        41,169   -1.62%     1.72%     0.11%

                                         MINIMUM MAXIMUM  MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                           COMMENCEMENT    FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT    YEAR            DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT DELAWARE BOND
              2008                        1.25%   2.65%   $ 9.74   $14.70   1,155,221  $ 14,987,636   -5.46%    -4.13%     4.02%
              2007                        1.25%   2.65%    10.38    15.35   1,662,099    22,254,222    3.00%     4.14%     4.82%
              2006                        1.25%   2.35%    10.08    14.76   1,812,483    23,405,615    2.28%     3.41%     4.43%
              2005                        1.25%   2.35%    10.51    14.30   1,849,427    23,305,870    0.91%     1.36%     4.16%
              2004                        1.25%   1.70%    10.40    14.13   1,827,895    23,313,592    3.53%     3.84%     4.12%
LINCOLN VIPT DELAWARE BOND SERVICE CLASS
              2008                        0.65%   2.55%     9.68    10.72   3,005,756    31,297,680   -5.70%    -4.46%     4.60%
              2007                        1.25%   2.55%    10.29    11.23   2,689,617    29,591,600    2.63%     3.86%     4.88%
              2006                        1.25%   2.45%    10.02    10.82   2,432,417    25,953,247    1.92%     3.10%     4.52%
              2005                        1.30%   2.45%    10.41    10.50   1,924,993    20,057,304    0.66%     1.01%     4.43%
              2004                        1.35%   1.70%    10.34    10.40   1,280,964    13,279,479    3.28%     3.64%     5.63%
LINCOLN VIPT DELAWARE GROWTH AND INCOME SERVICE CLASS
              2008                        1.30%   2.35%     7.31     7.58      93,226       699,617  -37.49%   -36.82%     1.09%
              2007                        1.30%   2.35%    11.82    12.00      65,174       776,638    3.86%     4.49%     1.11%
              2006                        1.30%   1.90%    11.42    11.49      42,082       480,883   10.18%    10.64%     1.24%
              2005             7/7/05     1.30%   1.70%    10.36    10.38      27,749       287,571    0.00%     3.53%     1.52%
LINCOLN VIPT DELAWARE SOCIAL AWARENESS
              2008                        1.25%   1.70%    10.04    12.05      66,181       737,175  -35.52%   -35.23%     0.84%
              2007                        1.25%   1.70%    15.57    18.67      79,036     1,366,210    1.23%     1.69%     0.84%
              2006                        1.25%   2.45%    15.38    18.42      86,556     1,467,851   10.42%    10.91%     0.88%
              2005                        1.25%   1.70%    13.93    16.67      89,242     1,383,159   10.14%    10.64%     0.91%
              2004                        1.25%   1.70%    12.64    15.12      71,121     1,005,389   10.80%    11.14%     1.16%
LINCOLN VIPT DELAWARE SOCIAL AWARENESS SERVICE CLASS
              2008                        0.75%   2.45%     7.49    10.85     217,703     2,187,066  -36.23%   -35.45%     0.58%
              2007                        1.25%   2.45%    11.74    16.82     206,066     3,349,981    0.22%     1.38%     0.64%
              2006                        1.30%   2.45%    11.72    16.60     212,422     3,435,147    9.32%    10.58%     0.67%
              2005                        1.30%   2.45%    14.88    15.02     205,711     3,059,732    9.87%    10.25%     0.70%
              2004                        1.35%   1.70%    13.57    13.62     147,230     1,999,428   10.64%    10.91%     1.18%
LINCOLN VIPT DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
              2008                        1.25%   1.90%     5.65     5.71      63,135       358,094  -38.05%   -37.64%     1.06%
              2007            7/16/07     1.25%   1.90%     9.13     9.16      28,868       263,795   -9.30%     0.42%     0.69%
LINCOLN VIPT FI EQUITY-INCOME SERVICE CLASS
              2008                        1.15%   2.45%     6.88     7.19     157,959     1,117,134  -39.97%   -39.25%     1.64%
              2007                        1.25%   2.45%    11.54    11.83      99,520     1,163,327    1.83%     2.79%     1.28%
              2006                        1.25%   2.20%    11.39    11.51      50,474       576,465    8.90%     9.61%     1.41%
              2005            6/13/05     1.25%   1.90%    10.46    10.50      14,964       156,741   -1.41%     5.71%     1.35%
LINCOLN VIPT GROWTH SERVICE CLASS
              2006             1/6/06     1.30%   1.90%    11.23    11.33       4,050        45,555    0.27%    12.75%     0.00%
LINCOLN VIPT GROWTH OPPORTUNITIES SERVICE CLASS
              2006                        1.30%   1.90%    12.38    12.43      39,513       488,316    8.15%     8.47%     0.00%
              2005            7/14/05     1.30%   1.60%    11.44    11.46       5,117        58,631   -1.60%     7.74%     0.00%
LINCOLN VIPT JANUS CAPITAL APPRECIATION
              2008                        1.25%   1.70%     8.55    10.48      13,433       121,269  -41.82%   -41.56%     0.67%
              2007                        1.25%   1.70%    14.69    18.00      14,679       228,724   18.39%    18.92%     0.26%
              2006                        1.25%   1.70%    12.41    15.19      18,044       239,491    7.82%     8.31%     0.19%
              2005                        1.25%   1.70%    11.51    14.07      17,179       212,459    2.45%     2.91%     0.16%
              2004                        1.25%   1.70%    11.23    13.72      30,229       393,259    3.51%     3.82%     0.00%
LINCOLN VIPT JANUS CAPITAL APPRECIATION SERVICE CLASS
              2008                        1.15%   1.90%     7.59     9.66     103,965       953,011  -42.08%   -41.64%     0.56%
              2007                        1.15%   1.90%    13.42    16.59      64,821     1,023,143   17.85%    18.56%     0.08%
              2006                        1.30%   1.90%    13.83    14.00      27,853       380,140    7.56%     7.94%     0.00%
              2005                        1.35%   1.70%    12.86    12.96      23,226       299,582    2.19%     2.50%     0.05%
              2004                        1.40%   1.70%    12.60    12.64      14,986       189,070    3.35%     3.56%     0.00%
LINCOLN VIPT MARSICO INTERNATIONAL GROWTH SERVICE CLASS
              2008                        0.75%   2.25%     5.56     5.63     229,810     1,282,862  -50.03%   -49.63%     1.08%
              2007             6/8/07     1.10%   1.90%    11.13    11.18      81,977       913,932   -5.48%    22.98%     0.80%

                                         MINIMUM MAXIMUM  MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                           COMMENCEMENT    FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT    YEAR            DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT MFS VALUE SERVICE CLASS
              2008                        0.65%   2.45%   $ 6.42   $ 6.51     370,870  $  2,393,206  -33.76%   -33.20%     1.26%
              2007            6/26/07     1.10%   1.95%     9.69     9.74     103,062     1,000,522   -3.80%     5.03%     0.91%
LINCOLN VIPT MID-CAP VALUE SERVICE CLASS
              2008                        1.15%   1.95%     5.00     5.06     219,819     1,103,680  -42.00%   -41.53%     0.11%
              2007             6/6/07     1.15%   1.95%     8.62     8.66     108,268       934,705  -13.49%     1.46%     0.28%
LINCOLN VIPT MONDRIAN INTERNATIONAL VALUE
              2008                        1.25%   2.45%     9.44    16.92     133,119     2,154,235  -38.19%   -37.44%     4.74%
              2007                        1.25%   2.45%    24.39    27.14     156,638     4,042,481    9.61%    10.10%     2.00%
              2006                        1.25%   1.70%    22.22    24.73     158,474     3,753,593   27.82%    28.39%     2.96%
              2005                        1.25%   1.70%    17.36    19.33     162,047     2,983,478   10.65%    11.15%     2.54%
              2004                        1.25%   1.70%    15.99    17.45      84,565     1,390,089   18.90%    19.26%     1.38%
LINCOLN VIPT MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
              2008                        1.25%   2.80%     9.34    15.17     541,088     7,326,395  -38.37%   -37.60%     4.75%
              2007                        1.25%   2.50%    15.15    24.34     535,964    11,895,717    8.46%     9.83%     1.86%
              2006                        1.25%   2.50%    13.98    22.18     465,653     9,644,132   26.55%    28.01%     2.83%
              2005                        1.30%   2.45%    17.18    17.34     397,354     6,673,564   10.37%    10.75%     2.15%
              2004                        1.35%   1.70%    15.59    15.66     217,818     3,399,633   18.73%    19.02%     1.38%
LINCOLN VIPT MONEY MARKET
              2008                        1.25%   2.45%    10.49    11.40     920,631    10,085,363   -0.13%     1.07%     2.22%
              2007                        1.25%   2.45%    10.51    11.30     567,676     6,288,606    2.41%     3.66%     4.85%
              2006                        1.25%   2.45%    10.20    10.92     635,790     6,753,083    2.44%     3.38%     4.57%
              2005                        1.25%   2.15%     9.91    10.58     715,510     7,330,561    1.06%     1.51%     2.77%
              2004                        1.25%   1.70%     9.81    10.43     550,705     5,650,428   -0.82%    -0.52%     0.87%
LINCOLN VIPT MONEY MARKET SERVICE CLASS
              2008                        0.75%   2.80%    10.34    10.85   2,317,934    24,490,806   -0.38%     0.82%     1.98%
              2007                        1.25%   2.45%    10.33    10.75   1,538,687    16,222,762    2.17%     3.35%     4.58%
              2006                        1.30%   2.45%    10.08    10.40   1,041,596    10,633,856    1.89%     3.07%     4.42%
              2005                        1.30%   2.45%     9.89     9.98     497,665     4,935,919    0.80%     1.16%     2.58%
              2004                        1.35%   1.70%     9.83     9.87     264,218     2,598,857   -0.97%    -0.72%     0.77%
LINCOLN VIPT SSgA BOND INDEX SERVICE CLASS
              2008             7/7/08     1.25%   2.55%    10.41    10.48     393,102     4,112,314    2.70%     6.05%     0.76%
LINCOLN VIPT SSgA DEVELOPED INTERNATIONAL 150 SERVICE CLASS
              2008            7/16/08     1.25%   2.55%     6.23     6.27      90,944       569,302  -33.94%    20.38%     1.96%
LINCOLN VIPT SSgA EMERGING MARKETS 100 SERVICE CLASS
              2008            7/16/08     1.25%   2.55%     6.02     6.06      74,056       448,279  -39.37%    21.11%     1.23%
LINCOLN VIPT SSgA INTERNATIONAL INDEX SERVICE CLASS
              2008             7/7/08     1.25%   2.55%     6.36     6.41     107,278       686,271  -33.64%    18.08%     1.41%
LINCOLN VIPT SSgA LARGE CAP 100 SERVICE CLASS
              2008            7/16/08     1.25%   2.55%     6.94     6.99     165,085     1,150,990  -30.68%    11.67%     0.58%
LINCOLN VIPT SSgA S&P 500 INDEX
              2008                        1.40%   2.15%     7.10     7.10      32,633       230,929  -38.07%   -38.07%     4.78%
              2007            8/29/07     1.40%   1.40%    11.47    11.47      11,896       136,420    0.43%     0.43%     1.08%
LINCOLN VIPT SSgA S&P 500 INDEX SERVICE CLASS
              2008                        1.15%   2.55%     6.91     7.06     761,531     5,327,198  -38.53%   -38.16%     5.05%
              2007            4/27/07     1.30%   1.90%    11.25    11.42     158,805     1,798,089   -2.95%     1.07%     1.52%
LINCOLN VIPT SSgA SMALL-CAP INDEX SERVICE CLASS
              2008                        1.15%   2.60%     5.90     5.97     315,131     1,868,880  -35.38%   -34.89%     1.26%
              2007             6/6/07     1.15%   1.90%     9.13     9.17      57,359       524,655  -10.18%     1.20%     0.62%
LINCOLN VIPT SSgA SMALL-MID CAP 200 SERVICE CLASS
              2008            7/16/08     1.25%   2.55%     7.19     7.24      37,800       273,108  -32.73%    25.69%     0.76%
LINCOLN VIPT T. ROWE PRICE GROWTH STOCK SERVICE CLASS
              2008                        0.75%   1.90%     5.64     5.69     118,843       672,060  -43.08%   -42.74%     0.00%
              2007             8/7/07     1.30%   1.90%     9.91     9.94       8,694        86,268   -4.44%     1.29%     0.19%

                                         MINIMUM MAXIMUM  MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                           COMMENCEMENT    FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT    YEAR            DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT T. ROWE PRICE STRUCTURED MID-CAP GROWTH
              2008                        1.40%   2.35%   $ 7.25   $11.08       6,888  $     68,297  -44.11%   -43.57%     0.00%
              2007                        1.40%   2.35%    16.04    19.68       7,894       137,685   11.67%    12.01%     0.00%
              2006                        1.40%   1.70%    14.36    17.60       5,539        86,560    7.43%     7.76%     0.00%
              2005                        1.40%   1.70%    13.37    16.37       4,833        70,947    7.96%     8.17%     0.00%
              2004                        1.50%   1.70%    12.38    15.15       3,073        41,660   11.75%    11.86%     0.00%
LINCOLN VIPT T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICE CLASS
              2008                        1.10%   1.90%     6.90    10.10      98,002       930,708  -44.00%   -43.54%     0.00%
              2007                        1.10%   1.90%    13.24    17.94      74,170     1,248,970   11.17%    11.84%     0.00%
              2006                        1.30%   1.90%    15.84    16.04      32,798       486,207    7.16%     7.52%     0.00%
              2005                        1.35%   1.70%    14.83    14.92       8,012       119,067    7.81%     8.10%     0.00%
              2004                        1.35%   1.60%    13.79    13.80       7,056        97,203   11.79%    11.83%     0.00%
LINCOLN VIPT TEMPLETON GROWTH SERVICE CLASS
              2008                        0.75%   2.50%     5.96     6.02     414,443     2,478,450  -39.07%   -38.70%     2.15%
              2007             6/5/07     1.30%   1.90%     9.78     9.81     225,785     2,210,571   -3.38%     3.58%     2.46%
LINCOLN VIPT TURNER MID-CAP GROWTH SERVICE CLASS
              2008                        1.15%   1.95%     5.37     5.49     128,783       697,056  -50.41%   -50.01%     0.00%
              2007             6/8/07     1.15%   1.95%    10.82    10.98      74,933       815,779   -1.77%    10.12%     0.00%
LINCOLN VIPT UBS GLOBAL ASSET ALLOCATION
              2008                        1.25%   2.45%     7.97    11.19      37,992       395,662  -34.84%   -34.05%     6.34%
              2007                        1.25%   2.45%    15.49    17.02      43,064       681,725    4.58%     5.05%     1.68%
              2006                        1.25%   1.70%    14.82    16.26      45,161       684,302   12.58%    13.09%     1.46%
              2005                        1.25%   1.70%    13.16    14.43      34,226       461,997    5.00%     5.48%     1.74%
              2004                        1.25%   1.70%    12.53    13.02      15,894       203,138   11.63%    11.97%     1.99%
LINCOLN VIPT UBS GLOBAL ASSET ALLOCATION SERVICE CLASS
              2008                        1.30%   2.85%     7.87    10.35     294,315     2,777,935  -35.07%   -34.25%     7.85%
              2007                        1.30%   2.55%    12.36    15.74     182,399     2,741,872    4.12%     4.74%     1.57%
              2006                        1.30%   1.90%    11.86    15.04     122,353     1,794,675   12.19%    12.75%     2.11%
              2005                        1.30%   1.80%    13.26    13.33      24,563       316,778    4.84%     5.05%     1.26%
              2004                        1.40%   1.60%    12.69    12.69       2,647        33,564   11.69%    11.69%     1.53%
LINCOLN VIPT WILSHIRE 2010 PROFILE SERVICE CLASS
              2008                        1.30%   2.25%     7.71     7.71      64,209       499,512  -25.79%   -25.79%     1.70%
              2007           10/17/07     2.25%   2.25%    10.40    10.40      28,852       299,940    0.06%     0.06%     0.32%
LINCOLN VIPT WILSHIRE 2020 PROFILE SERVICE CLASS
              2008                        1.30%   1.90%     7.39     7.39      32,242       237,153  -28.19%   -28.19%     1.55%
              2007            6/26/07     1.55%   1.55%    10.29    10.29         865         8,896    1.76%     1.76%     0.33%
LINCOLN VIPT WILSHIRE 2030 PROFILE SERVICE CLASS
              2008                        1.30%   1.90%     7.09     7.09      50,346       356,008  -31.85%   -31.85%     0.81%
              2007           12/14/07     1.30%   1.30%    10.41    10.41         737         7,668    0.86%     0.86%     0.00%
LINCOLN VIPT WILSHIRE 2040 PROFILE SERVICE CLASS
              2008                        1.60%   1.90%     6.46     6.46      17,041       109,942  -36.77%   -36.77%     0.11%
              2007           12/11/07     1.65%   1.65%    10.21    10.21         484         4,947   -0.69%    -0.69%     0.00%
LINCOLN VIPT WILSHIRE AGGRESSIVE PROFILE SERVICE CLASS
              2008                        1.30%   1.95%     7.83     8.02     325,144     2,576,159  -41.77%   -41.38%     0.33%
              2007                        1.25%   1.95%    13.47    13.69     184,558     2,503,334    8.66%     9.37%     0.72%
              2006                        1.25%   1.90%    12.39    12.52     114,279     1,423,209   14.07%    14.81%     0.59%
              2005             8/3/05     1.25%   1.90%    10.87    10.91      26,484       288,325    0.27%     6.74%     0.00%
LINCOLN VIPT WILSHIRE CONSERVATIVE PROFILE SERVICE CLASS
              2008                        1.25%   2.85%     8.93     9.44     550,326     5,123,736  -20.90%   -19.66%     2.06%
              2007                        1.25%   2.80%    11.56    11.74     373,405     4,342,379    5.48%     6.12%     1.90%
              2006                        1.30%   1.90%    10.97    11.06     229,373     2,522,673    7.12%     7.66%     1.67%
              2005            6/17/05     1.30%   1.80%    10.24    10.27      82,124       842,274   -0.13%     2.90%     0.00%
LINCOLN VIPT WILSHIRE MODERATE PROFILE SERVICE CLASS
              2008                        1.15%   2.85%     8.39     9.01   3,014,242    26,819,220  -28.87%   -27.65%     1.74%
              2007                        1.15%   2.85%    12.07    12.47   2,497,429    30,859,218    6.31%     7.65%     1.31%
              2006                        1.25%   2.50%    11.46    11.57   1,656,668    19,091,944    9.66%    10.32%     0.84%
              2005            6/15/05     1.30%   1.90%    10.45    10.49     813,776     8,526,260   -0.01%     4.40%     0.00%

                                         MINIMUM MAXIMUM  MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                           COMMENCEMENT    FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT    YEAR            DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT WILSHIRE MODERATELY AGGRESSIVE PROFILE SERVICE CLASS
              2008                        1.30%   2.80%   $ 8.05   $ 8.50   1,371,009  $ 11,503,260  -35.42%   -34.44%     0.79%
              2007                        1.25%   2.80%    12.57    12.98   1,154,194    14,836,004    6.84%     8.18%     1.52%
              2006                        1.25%   2.50%    11.88    11.99     701,596     8,377,196   11.71%    12.38%     0.99%
              2005             6/6/05     1.30%   1.90%    10.63    10.67     220,517     2,348,676   -0.06%     6.56%     0.00%
MFS VIT CORE EQUITY SERVICE CLASS
              2008                        1.40%   2.35%     7.27    10.68       8,254        76,056  -40.74%   -40.17%     0.42%
              2007                        1.25%   2.35%    12.27    17.89       9,937       155,980    8.30%     9.49%     0.10%
              2006                        1.25%   2.35%    12.56    16.40      12,844       181,962   11.59%    12.09%     0.17%
              2005                        1.25%   1.70%    11.25    14.68      13,595       176,689   -0.25%     0.21%     0.54%
              2004                        1.25%   1.70%    11.28    14.70      14,641       186,966   10.20%    10.53%     0.17%
MFS VIT GROWTH
              2008                        1.40%   2.15%     4.72     8.50      29,618       142,578  -38.75%   -38.29%     0.23%
              2007                        1.40%   2.15%     7.65     7.65      42,747       331,875   19.49%    19.49%     0.00%
              2006                        1.40%   1.40%     6.40     6.40      61,149       391,285    6.39%     6.39%     0.00%
              2005                        1.40%   1.40%     6.01     6.01      72,474       435,889    7.67%     7.67%     0.00%
              2004                        1.40%   1.40%     5.59     5.59      80,210       448,038   11.39%    11.39%     0.00%
MFS VIT GROWTH SERVICE CLASS
              2008                        1.25%   1.90%     9.22    12.01      17,947       199,968  -38.60%   -38.32%     0.00%
              2007                        1.25%   1.70%     6.61    19.54      21,690       375,989   18.84%    19.38%     0.00%
              2006                        1.25%   1.70%     5.56    16.42      36,408       546,371    5.80%     6.17%     0.00%
              2005                        1.35%   1.70%     5.25    15.51      42,570       598,976    7.09%     7.46%     0.00%
              2004                        1.35%   1.70%     4.90    14.47      29,418       355,223   10.82%    11.15%     0.00%
MFS VIT TOTAL RETURN
              2008                        1.40%   2.15%     8.60    11.52     120,074     1,381,280  -23.79%   -23.22%     3.22%
              2007                        1.40%   2.35%    15.00    15.00     165,761     2,475,171    2.77%     2.77%     2.64%
              2006                        1.40%   1.40%    14.60    14.60     203,443     2,969,465   10.34%    10.34%     2.46%
              2005                        1.40%   1.40%    13.23    13.23     241,998     3,201,232    1.39%     1.39%     2.12%
              2004                        1.40%   1.40%    13.05    13.05     288,367     3,762,326    9.77%     9.77%     1.73%
MFS VIT TOTAL RETURN SERVICE CLASS
              2008                        0.75%   2.85%     8.33    11.25   1,166,594    12,218,673  -24.47%   -23.29%     2.86%
              2007                        1.25%   2.80%    11.13    14.72   1,244,701    17,178,371    1.42%     2.64%     2.24%
              2006                        1.25%   2.45%    10.98    14.39   1,024,207    13,943,010    8.92%    10.24%     1.99%
              2005                        1.25%   2.45%    12.26    13.10     715,636     8,990,562    0.87%     1.32%     1.73%
              2004                        1.25%   1.70%    12.13    12.97     493,994     6,197,884    9.16%     9.65%     1.41%
MFS VIT UTILITIES
              2008                        1.40%   1.40%    12.26    12.26      53,498       656,021  -38.54%   -38.54%     1.61%
              2007                        1.40%   1.40%    19.95    19.95      71,980     1,436,070   26.12%    26.12%     0.96%
              2006                        1.40%   1.40%    15.82    15.82     114,177     1,806,179   29.44%    29.44%     2.01%
              2005                        1.40%   1.40%    12.22    12.22     125,403     1,532,577   15.21%    15.21%     0.62%
              2004                        1.40%   1.40%    10.61    10.61     143,351     1,520,581   28.39%    28.39%     1.50%
MFS VIT UTILITIES SERVICE CLASS
              2008                        1.15%   2.60%     8.88    22.04     634,382     8,758,111  -39.38%   -38.52%     1.30%
              2007                        1.15%   2.55%    17.60    36.01     540,313    12,897,540   24.85%    25.97%     0.73%
              2006                        1.25%   2.15%    14.03    28.69     405,976     7,935,472   28.50%    29.33%     1.78%
              2005                        1.25%   1.90%    10.89    22.26     279,641     4,534,706   14.61%    15.12%     0.40%
              2004                        1.25%   1.70%     9.50    19.40      86,253     1,230,761   27.66%    28.23%     1.08%
NB AMT MID-CAP GROWTH
              2008                        1.25%   2.55%     8.21    12.19     388,501     3,961,626  -44.80%   -44.07%     0.00%
              2007                        1.25%   2.55%    14.91    21.87     426,933     7,875,625   19.56%    21.01%     0.00%
              2006                        1.25%   2.45%    12.49    18.14     437,587     6,801,153   12.03%    13.27%     0.00%
              2005                        1.25%   2.35%    13.37    16.07     314,248     4,547,495   11.82%    12.33%     0.00%
              2004                        1.25%   1.70%    11.96    14.35     228,006     2,976,224   14.35%    14.75%     0.00%
NB AMT REGENCY
              2008                        1.25%   2.65%     6.31    11.00     443,184     4,097,055  -47.19%   -46.49%     1.19%
              2007                        1.25%   2.55%    11.97    20.64     484,103     8,453,793    0.75%     2.02%     0.43%
              2006                        1.25%   2.50%    11.89    20.30     500,622     8,887,907    8.47%     9.79%     0.42%
              2005                        1.25%   2.45%    17.02    18.56     428,821     7,283,705   10.11%    10.61%     0.10%
              2004                        1.25%   1.70%    15.44    16.83     197,933     3,184,231   20.30%    20.72%     0.03%

                                         MINIMUM MAXIMUM  MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                           COMMENCEMENT    FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT    YEAR            DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH & INCOME CLASS IB
              2008                        1.40%   1.70%   $ 7.76   $ 9.76       8,118  $     71,886  -39.74%   -39.55%     2.16%
              2007                        1.40%   1.70%    12.88    16.18       8,889       130,017   -7.62%    -7.34%     1.32%
              2006                        1.40%   1.70%    13.94    17.49       7,028       114,877   13.96%    14.30%     1.50%
              2005                        1.40%   1.70%    12.23    15.33       7,055       101,125    3.46%     3.77%     1.52%
              2004                        1.40%   1.70%    11.82    14.81       7,739       105,318    9.24%     9.56%     1.64%
PUTNAM VT HEALTH SCIENCES CLASS IB
              2008                        1.40%   1.70%     9.08    10.75      11,152       105,401  -18.47%   -18.23%     0.00%
              2007                        1.40%   1.70%    11.14    13.17      13,837       159,490   -2.28%    -1.98%     0.89%
              2006                        1.40%   1.70%    11.40    13.46      15,830       189,090    1.06%     1.36%     0.35%
              2005                        1.40%   1.70%    11.28    13.31      23,498       280,413   11.29%    11.62%     0.05%
              2004                        1.40%   1.70%    10.14    11.95      18,327       192,981    5.32%     5.63%     0.18%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2008.

                                                                AGGREGATE     AGGREGATE
                                                                 COST OF       PROCEEDS
SUBACCOUNT                                                      PURCHASES     FROM SALES
----------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                  $       759   $    77,321
AIM V.I. Capital Appreciation Class II                                  --        11,160
AIM V.I. Core Equity                                                28,809       263,435
AIM V.I. Core Equity Class II                                        2,867         2,186
AIM V.I. International Growth                                       56,217       201,328
AIM V.I. International Growth Class II                               6,357        98,951
ABVPSF Global Technology Class B                                   778,482       659,064
ABVPSF Growth and Income Class B                                 3,186,499     1,982,787
ABVPSF International Value Class B                               5,805,675     1,441,313
ABVPSF Large Cap Growth Class B                                     68,671       732,512
ABVPSF Small/Mid Cap Value Class B                               2,404,195       827,774
American Century VP Inflation Protection Class 2                10,696,898     7,793,671

                                                                AGGREGATE     AGGREGATE
                                                                 COST OF       PROCEEDS
SUBACCOUNT                                                      PURCHASES     FROM SALES
----------------------------------------------------------------------------------------
American Funds Global Growth Class 2                           $ 7,058,072   $ 2,779,497
American Funds Global Small Capitalization Class 2               6,569,670     3,387,222
American Funds Growth Class 2                                   34,713,168    13,966,910
American Funds Growth-Income Class 2                            26,886,239    12,564,914
American Funds International Class 2                            19,315,294     7,636,946
Delaware VIPT Capital Reserves Service Class                     3,326,124     1,907,095
Delaware VIPT Diversified Income Service Class                   9,070,695     6,222,186
Delaware VIPT Emerging Markets Service Class                     7,871,074     3,977,984
Delaware VIPT High Yield                                           192,102       774,738
Delaware VIPT High Yield Service Class                           3,573,389     3,148,429
Delaware VIPT REIT                                                 581,237       545,080
Delaware VIPT REIT Service Class                                 6,187,775     3,404,468
Delaware VIPT Small Cap Value                                      162,751       784,686
Delaware VIPT Small Cap Value Service Class                      5,202,040     3,317,015
Delaware VIPT Trend                                                168,707       455,600
Delaware VIPT Trend Service Class                                1,756,432     1,057,980
Delaware VIPT U.S. Growth Service Class                            591,088       312,249
Delaware VIPT Value                                                143,600       189,785
Delaware VIPT Value Service Class                                2,710,340     2,079,814
DWS VIP Equity 500 Index                                           176,121       985,386
DWS VIP Equity 500 Index Service Class                           1,095,905     1,835,104
DWS VIP Small Cap Index                                            163,055       296,505
DWS VIP Small Cap Index Service Class                              721,340       817,283
Fidelity VIP Contrafund Service Class 2                         13,545,473     4,635,740
Fidelity VIP Equity-Income                                          61,092       508,350
Fidelity VIP Equity-Income Service Class 2                         426,960       505,118
Fidelity VIP Growth                                                  2,275       258,063
Fidelity VIP Growth Service Class 2                                892,076       896,997
Fidelity VIP Mid Cap Service Class 2                             9,247,908     1,941,987
Fidelity VIP Overseas                                               65,994       118,770
Fidelity VIP Overseas Service Class 2                            1,701,934       950,582
FTVIPT Franklin Income Securities Class 2                       10,907,734     3,932,225
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2          3,672,307     1,430,098
FTVIPT Mutual Shares Securities Class 2                          6,902,413     1,925,272
FTVIPT Templeton Global Income Securities Class 2                9,773,560     4,002,663
FTVIPT Templeton Growth Securities Class 2                       1,534,261     1,883,630
Janus Aspen Series Balanced Service Shares                         341,763       208,589
Janus Aspen Series Mid Cap Growth Service Shares                    98,815       227,843
Janus Aspen Series Worldwide Growth Service Shares                  17,043        25,355
Lincoln VIPT Baron Growth Opportunities Service Class            3,023,932       520,250
Lincoln VIPT Capital Growth Service Class                          300,209        46,764
Lincoln VIPT Cohen & Steers Global Real Estate Service Class     2,544,574       459,545
Lincoln VIPT Columbia Value Opportunities Service Class            630,566       106,818
Lincoln VIPT Delaware Bond                                       2,124,907     8,014,169
Lincoln VIPT Delaware Bond Service Class                        12,165,456     7,845,121
Lincoln VIPT Delaware Growth and Income Service Class              462,943        80,730
Lincoln VIPT Delaware Social Awareness                             102,896       237,350
Lincoln VIPT Delaware Social Awareness Service Class               677,122       443,995
Lincoln VIPT Delaware Special Opportunities Service Class          454,084       158,553
Lincoln VIPT FI Equity-Income Service Class                        756,310        93,679
Lincoln VIPT Janus Capital Appreciation                             20,443        40,797
Lincoln VIPT Janus Capital Appreciation Service Class              657,966       127,321
Lincoln VIPT Marsico International Growth Service Class          2,064,397       416,807
Lincoln VIPT MFS Value Service Class                             2,661,710       393,039
Lincoln VIPT Mid-Cap Value Service Class                         1,284,513       372,829
Lincoln VIPT Mondrian International Value                          455,906       553,430
Lincoln VIPT Mondrian International Value Service Class          2,906,922     2,024,784
Lincoln VIPT Money Market                                       10,378,930     6,659,976
Lincoln VIPT Money Market Service Class                         20,870,237    12,524,252
Lincoln VIPT SSgA Bond Index Service Class                       4,589,061       636,953
Lincoln VIPT SSgA Developed International 150 Service Class        627,434        32,310

                                                                AGGREGATE     AGGREGATE
                                                                 COST OF      PROCEEDS
SUBACCOUNT                                                      PURCHASES    FROM SALES
---------------------------------------------------------------------------------------
Lincoln VIPT SSgA Emerging Markets 100 Service Class           $   510,669   $   26,366
Lincoln VIPT SSgA International Index Service Class                812,358       41,216
Lincoln VIPT SSgA Large Cap 100 Service Class                    1,446,478      117,724
Lincoln VIPT SSgA S&P 500 Index                                    435,533      178,079
Lincoln VIPT SSgA S&P 500 Index Service Class                    6,215,229      836,062
Lincoln VIPT SSgA Small-Cap Index Service Class                  2,438,699      291,281
Lincoln VIPT SSgA Small-Mid Cap 200 Service Class                  527,015      197,902
Lincoln VIPT T. Rowe Price Growth Stock Service Class            1,056,594      121,004
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                   425       17,476
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service
   Class                                                           619,684      236,225
Lincoln VIPT Templeton Growth Service Class                      2,185,528      451,244
Lincoln VIPT Turner Mid-Cap Growth Service Class                   823,139      213,463
Lincoln VIPT UBS Global Asset Allocation                            89,169       84,824
Lincoln VIPT UBS Global Asset Allocation Service Class           1,981,292      277,399
Lincoln VIPT Wilshire 2010 Profile Service Class                   540,424      214,350
Lincoln VIPT Wilshire 2020 Profile Service Class                   344,026       57,867
Lincoln VIPT Wilshire 2030 Profile Service Class                   681,403      144,296
Lincoln VIPT Wilshire 2040 Profile Service Class                   325,628      133,099
Lincoln VIPT Wilshire Aggressive Profile Service Class           1,847,073      187,465
Lincoln VIPT Wilshire Conservative Profile Service Class         3,027,614    1,127,880
Lincoln VIPT Wilshire Moderate Profile Service Class            11,102,630    4,043,302
Lincoln VIPT Wilshire Moderately Aggressive Profile Service
   Class                                                         5,377,616    2,801,137
MFS VIT Core Equity Service Class                                    6,334       30,306
MFS VIT Growth                                                       3,754       94,641
MFS VIT Growth Service Class                                        41,576       92,147
MFS VIT Total Return                                               215,840      672,059
MFS VIT Total Return Service Class                               2,944,667    2,860,682
MFS VIT Utilities                                                  393,560      446,263
MFS VIT Utilities Service Class                                  6,498,564    3,303,139
NB AMT Mid-Cap Growth                                              512,511    1,198,089
NB AMT Regency                                                     609,724    1,334,975
Putnam VT Growth & Income Class IB                                  21,149       10,559
Putnam VT Health Sciences Class IB                                  26,181       57,702

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2008.

                                                                                   NET
                                                                       SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                             OWNED      VALUE    OF SHARES    COST OF SHARES
----------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                           10,727   $16.89   $   181,183    $    282,672
AIM V.I. Capital Appreciation Class II                                   4,828    16.61        80,201         125,685
AIM V.I. Core Equity                                                    28,392    19.75       560,751         714,690
AIM V.I. Core Equity Class II                                            1,854    19.62        36,380          46,803
AIM V.I. International Growth                                            9,158    19.49       178,498         153,193
AIM V.I. International Growth Class II                                   8,902    19.23       171,189         179,192
ABVPSF Global Technology Class B                                       133,289    10.67     1,422,189       2,251,563
ABVPSF Growth and Income Class B                                       504,697    12.97     6,545,920      11,116,884
ABVPSF International Value Class B                                     576,277    10.93     6,298,703      13,074,067
ABVPSF Large Cap Growth Class B                                         44,517    18.03       802,643       1,038,467
ABVPSF Small/Mid Cap Value Class B                                     361,192     9.87     3,564,962       5,650,592
American Century VP Inflation Protection Class 2                     1,672,051     9.90    16,553,309      17,356,364
American Funds Global Growth Class 2                                   816,513    13.88    11,333,195      17,328,483
American Funds Global Small Capitalization Class 2                     708,492    11.03     7,814,669      15,266,165
American Funds Growth Class 2                                        1,969,729    33.27    65,532,892     109,827,158
American Funds Growth-Income Class 2                                 2,700,885    24.11    65,118,329     100,522,222
American Funds International Class 2                                 2,674,858    12.19    32,606,519      49,754,607
Delaware VIPT Capital Reserves Service Class                           203,183     9.13     1,855,057       1,910,503
Delaware VIPT Diversified Income Service Class                       2,109,928     9.20    19,411,338      20,276,810
Delaware VIPT Emerging Markets Service Class                           799,526    11.24     8,986,677      15,781,245

                                                                                   NET
                                                                       SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                             OWNED      VALUE    OF SHARES    COST OF SHARES
----------------------------------------------------------------------------------------------------------------------
Delaware VIPT High Yield                                               151,868   $ 4.14   $   628,732     $   800,595
Delaware VIPT High Yield Service Class                               2,099,514     4.13     8,670,991      11,789,874
Delaware VIPT REIT                                                     113,908     6.64       756,348       1,530,978
Delaware VIPT REIT Service Class                                     1,216,895     6.62     8,055,844      17,908,866
Delaware VIPT Small Cap Value                                           47,227    18.64       880,307       1,143,902
Delaware VIPT Small Cap Value Service Class                            636,869    18.59    11,839,392      18,232,456
Delaware VIPT Trend                                                     24,198    16.61       401,932         640,452
Delaware VIPT Trend Service Class                                      178,903    16.24     2,905,390       5,036,585
Delaware VIPT U.S. Growth Service Class                                289,822     4.96     1,437,519       1,982,835
Delaware VIPT Value                                                     24,633    12.83       316,043         435,189
Delaware VIPT Value Service Class                                      505,997    12.81     6,481,819       9,963,711
DWS VIP Equity 500 Index                                               300,834     9.55     2,872,961       3,582,096
DWS VIP Equity 500 Index Service Class                                 335,342     9.54     3,199,167       4,332,018
DWS VIP Small Cap Index                                                 78,159     8.63       674,509       1,023,292
DWS VIP Small Cap Index Service Class                                  212,711     8.62     1,833,565       3,018,823
Fidelity VIP Contrafund Service Class 2                              1,729,471    15.14    26,184,193      47,960,947
Fidelity VIP Equity-Income                                              50,661    13.18       667,708       1,136,917
Fidelity VIP Equity-Income Service Class 2                             159,029    13.00     2,067,374       3,591,477
Fidelity VIP Growth                                                      8,244    23.53       193,974         281,343
Fidelity VIP Growth Service Class 2                                     96,074    23.31     2,239,474       3,283,069
Fidelity VIP Mid Cap Service Class 2                                   659,683    18.12    11,953,448      20,063,340
Fidelity VIP Overseas                                                    9,749    12.17       118,644         150,657
Fidelity VIP Overseas Service Class 2                                  316,187    12.07     3,816,374       5,878,553
FTVIPT Franklin Income Securities Class 2                            1,428,636    11.34    16,200,736      23,757,869
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                460,945    11.75     5,416,108       9,168,122
FTVIPT Mutual Shares Securities Class 2                                917,528    11.78    10,808,485      17,512,970
FTVIPT Templeton Global Income Securities Class 2                      761,466    17.10    13,021,065      12,448,585
FTVIPT Templeton Growth Securities Class 2                             614,721     8.20     5,040,715       8,365,441
Janus Aspen Series Balanced Service Shares                              38,918    23.75       924,295         977,808
Janus Aspen Series Mid Cap Growth Service Shares                        28,639    20.70       592,822         716,862
Janus Aspen Series Worldwide Growth Service Shares                         863    19.10        16,489          22,257
Lincoln VIPT Baron Growth Opportunities Service Class                  212,105    17.32     3,672,606       6,025,450
Lincoln VIPT Capital Growth Service Class                               34,843    16.02       558,180         902,381
Lincoln VIPT Cohen & Steers Global Real Estate Service Class           498,258     4.60     2,289,993       3,740,271
Lincoln VIPT Columbia Value Opportunities Service Class                 49,899     6.82       340,408         636,214
Lincoln VIPT Delaware Bond                                           1,283,472    11.68    14,988,387      16,426,473
Lincoln VIPT Delaware Bond Service Class                             2,678,567    11.68    31,293,698      34,054,912
Lincoln VIPT Delaware Growth and Income Service Class                   33,375    20.96       699,647       1,096,701
Lincoln VIPT Delaware Social Awareness                                  32,901    22.41       737,205         912,900
Lincoln VIPT Delaware Social Awareness Service Class                    97,690    22.39     2,187,180       2,890,399
Lincoln VIPT Delaware Special Opportunities Service Class               14,864    24.09       358,110         549,338
Lincoln VIPT FI Equity-Income Service Class                            119,205     9.37     1,117,185       1,865,961
Lincoln VIPT Janus Capital Appreciation                                  8,571    14.15       121,274         141,029
Lincoln VIPT Janus Capital Appreciation Service Class                   67,650    14.09       953,057       1,395,627
Lincoln VIPT Marsico International Growth Service Class                155,068     8.28     1,283,650       2,390,081
Lincoln VIPT MFS Value Service Class                                   137,755    17.33     2,386,873       3,199,982
Lincoln VIPT Mid-Cap Value Service Class                               135,838     8.10     1,099,740       1,784,333
Lincoln VIPT Mondrian International Value                              162,537    13.34     2,168,727       2,822,520
Lincoln VIPT Mondrian International Value Service Class                549,025    13.35     7,326,737       9,940,706
Lincoln VIPT Money Market                                            1,000,840    10.00    10,008,399      10,008,399
Lincoln VIPT Money Market Service Class                              2,457,100    10.00    24,571,005      24,571,000
Lincoln VIPT SSgA Bond Index Service Class                             399,954    10.27     4,107,127       3,954,554
Lincoln VIPT SSgA Developed International 150 Service Class            100,695     5.65       569,327         587,556
Lincoln VIPT SSgA Emerging Markets 100 Service Class                    76,267     5.88       448,298         477,576
Lincoln VIPT SSgA International Index Service Class                    115,093     5.96       686,300         762,570
Lincoln VIPT SSgA Large Cap 100 Service Class                          175,357     6.56     1,151,040       1,311,279
Lincoln VIPT SSgA S&P 500 Index                                         37,027     6.24       230,938         330,890
Lincoln VIPT SSgA S&P 500 Index Service Class                          853,344     6.24     5,327,424       7,102,383
Lincoln VIPT SSgA Small-Cap Index Service Class                        163,614    11.42     1,868,967       2,615,386
Lincoln VIPT SSgA Small-Mid Cap 200 Service Class                       39,918     6.84       273,119         280,322
Lincoln VIPT T. Rowe Price Growth Stock Service Class                   63,268    10.62       672,091         962,866

                                                                                   NET
                                                                       SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                             OWNED      VALUE    OF SHARES    COST OF SHARES
----------------------------------------------------------------------------------------------------------------------
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                     8,884   $ 7.69   $    68,300     $    91,597
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class     122,775     7.58       930,755       1,454,188
Lincoln VIPT Templeton Growth Service Class                            127,966    19.37     2,478,583       3,835,409
Lincoln VIPT Turner Mid-Cap Growth Service Class                       117,318     5.95       697,807       1,361,874
Lincoln VIPT UBS Global Asset Allocation                                45,512     8.69       395,678         629,176
Lincoln VIPT UBS Global Asset Allocation Service Class                 319,464     8.70     2,778,058       4,325,184
Lincoln VIPT Wilshire 2010 Profile Service Class                        63,208     7.90       499,536         623,278
Lincoln VIPT Wilshire 2020 Profile Service Class                        31,404     7.55       237,165         296,232
Lincoln VIPT Wilshire 2030 Profile Service Class                        48,750     7.30       356,023         477,311
Lincoln VIPT Wilshire 2040 Profile Service Class                        16,339     6.73       109,947         153,676
Lincoln VIPT Wilshire Aggressive Profile Service Class                 312,920     8.23     2,576,272       3,859,132
Lincoln VIPT Wilshire Conservative Profile Service Class               540,845     9.47     5,123,965       5,956,221
Lincoln VIPT Wilshire Moderate Profile Service Class                 2,955,869     9.07    26,821,553      34,551,952
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class    1,331,617     8.64    11,503,835      15,910,936
MFS VIT Core Equity Service Class                                        7,370    10.32        76,059          89,483
MFS VIT Growth                                                           9,128    15.62       142,584         146,756
MFS VIT Growth Service Class                                            13,011    15.37       199,976         224,452
MFS VIT Total Return                                                    89,581    15.42     1,381,333       1,675,222
MFS VIT Total Return Service Class                                     801,791    15.24    12,219,288      16,109,723
MFS VIT Utilities                                                       35,967    18.24       656,046         798,468
MFS VIT Utilities Service Class                                        486,408    18.01     8,760,202      12,756,188
NB AMT Mid-Cap Growth                                                  245,466    16.14     3,961,818       4,788,510
NB AMT Regency                                                         476,423     8.60     4,097,242       6,919,914
Putnam VT Growth & Income Class IB                                       6,268    11.47        71,889         136,005
Putnam VT Health Sciences Class IB                                       9,565    11.02       105,405         117,655

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2008 is as follows:

                                                                       UNITS       UNITS      NET INCREASE
SUBACCOUNT                                                             ISSUED    REDEEMED      (DECREASE)
----------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                              189      (13,733)     (13,544)
AIM V.I. Capital Appreciation Class II                                      --         (773)        (773)
AIM V.I. Core Equity                                                     2,199      (33,237)     (31,038)
AIM V.I. Core Equity Class II                                              193         (138)          55
AIM V.I. International Growth                                            3,820      (18,068)     (14,248)
AIM V.I. International Growth Class II                                      99       (4,335)      (4,236)
ABVPSF Global Technology Class B                                        73,975      (84,810)     (10,835)
ABVPSF Growth and Income Class B                                       136,849     (161,302)     (24,453)
ABVPSF International Value Class B                                     535,450     (165,876)     369,574
ABVPSF Large Cap Growth Class B                                          7,655     (111,773)    (104,118)
ABVPSF Small/Mid Cap Value Class B                                     157,635      (57,001)     100,634
American Century VP Inflation Protection Class 2                       936,222     (736,714)     199,508
American Funds Global Growth Class 2                                   417,969     (207,574)     210,395
American Funds Global Small Capitalization Class 2                     242,354     (168,507)      73,847
American Funds Growth Class 2                                        1,826,516   (1,164,267)     662,249
American Funds Growth-Income Class 2                                 1,698,978   (1,075,401)     623,577
American Funds International Class 2                                   757,634     (519,065)     238,569
Delaware VIPT Capital Reserves Service Class                           312,978     (182,103)     130,875
Delaware VIPT Diversified Income Service Class                         731,721     (559,714)     172,007
Delaware VIPT Emerging Markets Service Class                           338,383     (212,699)     125,684
Delaware VIPT High Yield                                                 6,472      (60,568)     (54,096)
Delaware VIPT High Yield Service Class                                 229,445     (234,945)      (5,500)
Delaware VIPT REIT                                                       2,789      (22,012)     (19,223)
Delaware VIPT REIT Service Class                                        98,843     (188,614)     (89,771)
Delaware VIPT Small Cap Value                                            2,933      (38,831)     (35,898)
Delaware VIPT Small Cap Value Service Class                            300,864     (203,914)      96,950
Delaware VIPT Trend                                                      3,596      (53,913)     (50,317)
Delaware VIPT Trend Service Class                                       84,844      (90,684)      (5,840)
Delaware VIPT U.S. Growth Service Class                                 50,548      (25,789)      24,759

                                                                       UNITS        UNITS     NET INCREASE
SUBACCOUNT                                                             ISSUED     REDEEMED     (DECREASE)
----------------------------------------------------------------------------------------------------------
Delaware VIPT Value                                                      6,616      (15,870)     (9,254)
Delaware VIPT Value Service Class                                      142,574     (160,979)    (18,405)
DWS VIP Equity 500 Index                                                 7,921     (102,397)    (94,476)
DWS VIP Equity 500 Index Service Class                                  83,283     (140,698)    (57,415)
DWS VIP Small Cap Index                                                  2,391      (18,365)    (15,974)
DWS VIP Small Cap Index Service Class                                   29,537      (52,812)    (23,275)
Fidelity VIP Contrafund Service Class 2                                953,492     (351,143)    602,349
Fidelity VIP Equity-Income                                               2,904      (41,602)    (38,698)
Fidelity VIP Equity-Income Service Class 2                              31,410      (39,054)     (7,644)
Fidelity VIP Growth                                                         --      (31,635)    (31,635)
Fidelity VIP Growth Service Class 2                                     87,233      (86,460)        773
Fidelity VIP Mid Cap Service Class 2                                   600,977     (174,184)    426,793
Fidelity VIP Overseas                                                    2,471       (9,331)     (6,860)
Fidelity VIP Overseas Service Class 2                                   63,259      (63,387)       (128)
FTVIPT Franklin Income Securities Class 2                              941,144     (424,472)    516,672
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                231,280     (120,729)    110,551
FTVIPT Mutual Shares Securities Class 2                                629,423     (223,488)    405,935
FTVIPT Templeton Global Income Securities Class 2                      793,561     (341,680)    451,881
FTVIPT Templeton Growth Securities Class 2                              71,711     (137,967)    (66,256)
Janus Aspen Series Balanced Service Shares                              20,373      (14,883)      5,490
Janus Aspen Series Mid Cap Growth Service Shares                         3,528      (12,823)     (9,295)
Janus Aspen Series Worldwide Growth Service Shares                       1,513       (2,153)       (640)
Lincoln VIPT Baron Growth Opportunities Service Class                  295,782      (53,129)    242,653
Lincoln VIPT Capital Growth Service Class                               33,638       (4,365)     29,273
Lincoln VIPT Cohen & Steers Global Real Estate Service Class           361,650      (65,636)    296,014
Lincoln VIPT Columbia Value Opportunities Service Class                 54,526      (13,240)     41,286
Lincoln VIPT Delaware Bond                                             119,826     (626,704)   (506,878)
Lincoln VIPT Delaware Bond Service Class                             1,048,569     (732,430)    316,139
Lincoln VIPT Delaware Growth and Income Service Class                   34,880       (6,828)     28,052
Lincoln VIPT Delaware Social Awareness                                   2,110      (14,965)    (12,855)
Lincoln VIPT Delaware Social Awareness Service Class                    41,465      (29,828)     11,637
Lincoln VIPT Delaware Special Opportunities Service Class               55,338      (21,071)     34,267
Lincoln VIPT FI Equity-Income Service Class                             67,228       (8,789)     58,439
Lincoln VIPT Janus Capital Appreciation                                  1,540       (2,786)     (1,246)
Lincoln VIPT Janus Capital Appreciation Service Class                   48,048       (8,904)     39,144
Lincoln VIPT Marsico International Growth Service Class                203,000      (55,167)    147,833
Lincoln VIPT MFS Value Service Class                                   316,316      (48,508)    267,808
Lincoln VIPT Mid-Cap Value Service Class                               170,353      (58,802)    111,551
Lincoln VIPT Mondrian International Value                                5,047      (28,566)    (23,519)
Lincoln VIPT Mondrian International Value Service Class                116,638     (111,514)      5,124
Lincoln VIPT Money Market                                              990,715     (637,760)    352,955
Lincoln VIPT Money Market Service Class                              2,030,143   (1,250,896)    779,247
Lincoln VIPT SSgA Bond Index Service Class                             469,933      (76,831)    393,102
Lincoln VIPT SSgA Developed International 150 Service Class             98,548       (7,604)     90,944
Lincoln VIPT SSgA Emerging Markets 100 Service Class                    80,412       (6,356)     74,056
Lincoln VIPT SSgA International Index Service Class                    115,746       (8,468)    107,278
Lincoln VIPT SSgA Large Cap 100 Service Class                          184,967      (19,882)    165,085
Lincoln VIPT SSgA S&P 500 Index                                         45,772      (25,035)     20,737
Lincoln VIPT SSgA S&P 500 Index Service Class                          704,492     (101,766)    602,726
Lincoln VIPT SSgA Small-Cap Index Service Class                        304,192      (46,420)    257,772
Lincoln VIPT SSgA Small-Mid Cap 200 Service Class                       63,521      (25,721)     37,800
Lincoln VIPT T. Rowe Price Growth Stock Service Class                  129,628      (19,479)    110,149
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                        35       (1,041)     (1,006)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class      43,211      (19,379)     23,832
Lincoln VIPT Templeton Growth Service Class                            256,493      (67,835)    188,658
Lincoln VIPT Turner Mid-Cap Growth Service Class                        76,452      (22,602)     53,850
Lincoln VIPT UBS Global Asset Allocation                                   394       (5,466)     (5,072)
Lincoln VIPT UBS Global Asset Allocation Service Class                 130,503      (18,587)    111,916
Lincoln VIPT Wilshire 2010 Profile Service Class                        56,641      (21,284)     35,357
Lincoln VIPT Wilshire 2020 Profile Service Class                        36,891       (5,514)     31,377
Lincoln VIPT Wilshire 2030 Profile Service Class                        70,936      (21,327)     49,609
Lincoln VIPT Wilshire 2040 Profile Service Class                        36,429      (19,872)     16,557

                                                                       UNITS        UNITS     NET INCREASE
SUBACCOUNT                                                             ISSUED     REDEEMED     (DECREASE)
----------------------------------------------------------------------------------------------------------
Lincoln VIPT Wilshire Aggressive Profile Service Class                157,036      (16,450)     140,586
Lincoln VIPT Wilshire Conservative Profile Service Class              276,593      (99,672)     176,921
Lincoln VIPT Wilshire Moderate Profile Service Class                  878,966     (362,153)     516,813
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class     469,324     (252,509)     216,815
MFS VIT Core Equity Service Class                                         408       (2,091)      (1,683)
MFS VIT Growth                                                            530      (13,659)     (13,129)
MFS VIT Growth Service Class                                            3,476       (7,219)      (3,743)
MFS VIT Total Return                                                    2,277      (47,964)     (45,687)
MFS VIT Total Return Service Class                                    140,939     (219,046)     (78,107)
MFS VIT Utilities                                                       9,418      (27,900)     (18,482)
MFS VIT Utilities Service Class                                       260,611     (166,542)      94,069
NB AMT Mid-Cap Growth                                                  37,317      (75,749)     (38,432)
NB AMT Regency                                                         46,362      (87,281)     (40,919)
Putnam VT Growth & Income Class IB                                         11         (782)        (771)
Putnam VT Health Sciences Class IB                                      2,434       (5,119)      (2,685)

The change in units outstanding for the year ended December 31, 2007 is as follows:

                                                                       UNITS        UNITS     NET INCREASE
SUBACCOUNT                                                             ISSUED     REDEEMED     (DECREASE)
----------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                            2,735     (51,749)      (49,014)
AIM V.I. Capital Appreciation Class II                                      --      (6,366)       (6,366)
AIM V.I. Core Equity                                                     5,889     (56,372)      (50,483)
AIM V.I. Core Equity Class II                                              397         (78)          319
AIM V.I. International Growth                                            1,530     (14,192)      (12,662)
AIM V.I. International Growth Class II                                   1,581      (2,986)       (1,405)
ABVPSF Global Technology Class B                                       104,702     (85,833)       18,869
ABVPSF Growth and Income Class B                                       158,618    (120,592)       38,026
ABVPSF International Value Class B                                     717,191     (81,095)      636,096
ABVPSF Large Cap Growth Class B                                          4,596     (47,215)      (42,619)
ABVPSF Small/Mid Cap Value Class B                                     133,715     (47,614)       86,101
American Century VP Inflation Protection Class 2                       412,635    (397,276)       15,359
American Funds Global Growth Class 2                                   379,321     (82,873)      296,448
American Funds Global Small Capitalization Class 2                     239,620    (113,718)      125,902
American Funds Growth Class 2                                        1,942,932    (984,317)      958,615
American Funds Growth-Income Class 2                                 1,948,981    (865,240)    1,083,741
American Funds International Class 2                                   778,042    (399,771)      378,271
Delaware VIPT Capital Reserves Service Class                            53,540     (58,521)       (4,981)
Delaware VIPT Diversified Income Service Class                         735,109    (210,310)      524,799
Delaware VIPT Emerging Markets Service Class                           322,173    (130,201)      191,972
Delaware VIPT High Yield                                                 9,309     (17,803)       (8,494)
Delaware VIPT High Yield Service Class                                 270,255    (171,963)       98,292
Delaware VIPT REIT                                                       5,009     (45,291)      (40,282)
Delaware VIPT REIT Service Class                                       213,429    (209,935)        3,494
Delaware VIPT Small Cap Value                                            7,636     (48,258)      (40,622)
Delaware VIPT Small Cap Value Service Class                            344,840    (174,748)      170,092
Delaware VIPT Trend                                                     12,268     (64,513)      (52,245)
Delaware VIPT Trend Service Class                                       72,419     (82,215)       (9,796)
Delaware VIPT U.S. Growth Service Class                                 15,282     (19,702)       (4,420)
Delaware VIPT Value                                                     15,212     (27,883)      (12,671)
Delaware VIPT Value Service Class                                      277,121    (119,710)      157,411
DWS VIP Equity 500 Index                                                30,690    (107,080)      (76,390)
DWS VIP Equity 500 Index Service Class                                 117,034    (101,180)       15,854
DWS VIP Small Cap Index                                                  4,577     (22,780)      (18,203)
DWS VIP Small Cap Index Service Class                                   54,925     (15,924)       39,001
Fidelity VIP Contrafund Service Class 2                                861,308    (221,882)      639,426
Fidelity VIP Equity-Income                                               9,270     (29,832)      (20,562)
Fidelity VIP Equity-Income Service Class 2                              17,133     (46,327)      (29,194)
Fidelity VIP Growth                                                      2,256     (14,329)      (12,073)
Fidelity VIP Growth Service Class 2                                    107,990     (51,300)       56,690
Fidelity VIP Mid Cap Service Class 2                                   529,206    (120,402)      408,804
Fidelity VIP Overseas                                                    1,300     (11,330)      (10,030)

                                                                       UNITS        UNITS     NET INCREASE
SUBACCOUNT                                                             ISSUED     REDEEMED     (DECREASE)
----------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Service Class 2                                   79,973      (38,319)      41,654
FTVIPT Franklin Income Securities Class 2                            1,300,316     (131,645)   1,168,671
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                242,668     (101,589)     141,079
FTVIPT Mutual Shares Securities Class 2                                876,514      (53,527)     822,987
FTVIPT Templeton Global Income Securities Class 2                      387,138      (47,632)     339,506
FTVIPT Templeton Growth Securities Class 2                             176,390     (110,126)      66,264
Janus Aspen Series Balanced Service Shares                               9,137      (21,423)     (12,286)
Janus Aspen Series Mid Cap Growth Service Shares                         5,548       (7,939)      (2,391)
Janus Aspen Series Worldwide Growth Service Shares                          20          (19)           1
Lincoln VIPT Baron Growth Opportunities Service Class                  317,672       (6,927)     310,745
Lincoln VIPT Capital Growth Service Class                               62,315         (636)      61,679
Lincoln VIPT Cohen & Steers Global Real Estate Service Class           198,375       (4,673)     193,702
Lincoln VIPT Core Service Class                                             54      (21,381)     (21,327)
Lincoln VIPT Delaware Bond                                             129,536     (279,920)    (150,384)
Lincoln VIPT Delaware Bond Service Class                               779,144     (521,944)     257,200
Lincoln VIPT Delaware Growth and Income Service Class                   25,069       (1,977)      23,092
Lincoln VIPT Delaware Social Awareness                                   3,485      (11,005)      (7,520)
Lincoln VIPT Delaware Social Awareness Service Class                    15,778      (22,134)      (6,356)
Lincoln VIPT Delaware Special Opportunities Service Class               29,106         (238)      28,868
Lincoln VIPT FI Equity-Income Service Class                             66,500      (17,454)      49,046
Lincoln VIPT Growth Service Class                                        4,775       (8,825)      (4,050)
Lincoln VIPT Growth Opportunities Service Class                          4,015      (43,528)     (39,513)
Lincoln VIPT Janus Capital Appreciation                                    748       (4,113)      (3,365)
Lincoln VIPT Janus Capital Appreciation Service Class                   40,084       (3,116)      36,968
Lincoln VIPT Marsico International Growth Service Class                 85,236       (3,259)      81,977
Lincoln VIPT MFS Value Service Class                                   105,635       (2,573)     103,062
Lincoln VIPT Turner Mid-Cap Growth Service Class                        78,189       (3,256)      74,933
Lincoln VIPT Mid-Cap Value Service Class                               112,495       (4,227)     108,268
Lincoln VIPT Mondrian International Value                               17,155      (18,991)      (1,836)
Lincoln VIPT Mondrian International Value Service Class                157,727      (87,416)      70,311
Lincoln VIPT Money Market                                              320,152     (388,266)     (68,114)
Lincoln VIPT Money Market Service Class                              1,865,439   (1,368,348)     497,091
Lincoln VIPT SSgA S&P 500 Index                                         11,896           --       11,896
Lincoln VIPT SSgA S&P 500 Index Service Class                          161,562       (2,757)     158,805
Lincoln VIPT SSgA Small-Cap Index Service Class                         62,907       (5,548)      57,359
Lincoln VIPT T. Rowe Price Growth Stock Service Class                    8,758          (64)       8,694
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                     2,429          (74)       2,355
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class      50,348       (8,976)      41,372
Lincoln VIPT Templeton Growth Service Class                            228,323       (2,538)     225,785
Lincoln VIPT UBS Global Asset Allocation                                 3,420       (5,517)      (2,097)
Lincoln VIPT UBS Global Asset Allocation Service Class                  92,215      (32,169)      60,046
Lincoln VIPT Columbia Value Opportunities Service Class                 15,015         (116)      14,899
Lincoln VIPT Wilshire 2010 Profile Service Class                        29,127         (275)      28,852
Lincoln VIPT Wilshire 2020 Profile Service Class                         2,661       (1,796)         865
Lincoln VIPT Wilshire 2030 Profile Service Class                           737           --          737
Lincoln VIPT Wilshire 2040 Profile Service Class                           484           --          484
Lincoln VIPT Wilshire Aggressive Profile Service Class                 109,525      (39,246)      70,279
Lincoln VIPT Wilshire Conservative Profile Service Class               220,134      (76,102)     144,032
Lincoln VIPT Wilshire Moderate Profile Service Class                 1,078,951     (238,190)     840,761
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class      683,909     (231,311)     452,598
MFS VIT Core Equity Service Class                                          102       (3,009)      (2,907)
MFS VIT Growth                                                           3,808      (22,210)     (18,402)
MFS VIT Growth Service Class                                             2,102      (16,820)     (14,718)
MFS VIT Total Return                                                     9,613      (47,295)     (37,682)
MFS VIT Total Return Service Class                                     388,956     (168,462)     220,494
MFS VIT Utilities                                                        4,175      (46,372)     (42,197)
MFS VIT Utilities Service Class                                        214,161      (79,824)     134,337
NB AMT Mid-Cap Growth                                                   79,277      (89,931)     (10,654)
NB AMT Regency                                                          82,818      (99,337)     (16,519)
Putnam VT Growth & Income Class IB                                       1,937          (76)       1,861
Putnam VT Health Sciences Class IB                                      15,261      (17,254)      (1,993)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York
   and
Contract Owners of Lincoln New York Account N for Variable Annuities

We have audited the accompanying statement of assets and liabilities of Lincoln New York Account N for Variable Annuities ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2008, the related statement of operations for the year or period then ended, and the related statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2008, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln New York Account N for Variable Annuities at December 31, 2008, the results of their operations for the year or period then ended, and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 20, 2009

               Lincoln New York Account N for Variable Annuities

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2008

     Statement of Operations - Year ended December 31, 2008

     Statements of Changes in Net Assets - Years ended December 31, 2008 and
     2007

     Notes to Financial Statements - December 31, 2008

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following financial statements for Lincoln Life & Annuity Company of New York are included in Part B of this Registration Statement:

     Balance Sheets - Years ended December 31, 2008 and 2007

     Statements of Income - Years ended December 31, 2008, 2007, and 2006

     Statements of Shareholder's Equity - Years ended December 31, 2008, 2007, and 2006

     Statements of Cash Flows - Years ended December 31, 2008, 2007, and 2006

     Notes to Financial Statements - December 31, 2008

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) (a) Resolution of Board of Directors and Memorandum authorizing establishment of the Variable Account are incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-93875) filed on December 30, 1999.

   (b) Amendment to that Certain Memorandum incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-93875) filed on December 30, 1999.

   (c) Amendment No. 2 to that Certain Memorandum incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-37982 filed on September 8, 2000.

(2) Not Applicable

(3) (a) Principal Underwriting Agreement dated May 1, 2007 between Lincoln Financial Distributors, Inc. and Lincoln Life & Annuity Company of New York incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

   (b) Standard Selling Group Agreement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-93875) filed on April 27, 2000.

   (c) Selling Group Agreement for ChoicePlus Assurance incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-91182) filed on April 21, 2004.

   (d) ChoicePlus Selling Agreement NY incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-91182) filed on April 21, 2004.

(4) (a) ChoicePlus II Bonus Variable Annuity Contract incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-91182) filed on September 18, 2002.

   (b) Persistency Credit Rider incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-91182) filed on September 18, 2002.

   (c) Bonus Credit Rider incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-91182) filed on September 18, 2002.

   (d) IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-91182) filed on April 17, 2003.

   (e) Roth IRA Endorsement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-91182) filed on April 17, 2003.

   (f) Variable Annuity Income Rider (I4LA-Q) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-91182) filed on April 17,
   2003.

   (g) Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-98112) filed on
   April 17, 2003.

   (h) Variable Annuity Rider (32793-BNY) incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-91182) filed on September 23,
   2003.

   (i) ChoicePlus Assurance (Bonus) Variable Annuity Contract (30070 BN5) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-91182) filed on April 21, 2004.

   (j) ChoicePlus Assurance (Bonus) Contract Specifications (CD NY CPAN) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-91182) filed on April 21, 2004.

   (k) ChoicePlus II Bonus Contract Specifications (CDNYCP2N) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-91182) filed on April 21, 2004.

   (l) DCA Fixed Account Allocations (NYNGV) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-91182) filed on April 21,
   2004.

   (m) Form of Variable Annuity Rider (32793HWM-N-NB-NY 4/04) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-91182) filed on December 20, 2004.

   (n) Form of Contract Specifications Page for Account Value Death Benefit (CDNYCPAN 6/05) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-91182) filed on April 22, 2005.

   (o) Form of Variable Annuity Rider (I4LA-NQ-PR-NY 6/04) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-91182) filed on April 22, 2005.

   (p) Form of Variable Annuity Rider (I4LA-Q-PR-NY 6/04) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-91182) filed on April 22, 2005.

   (q) Form of Contract Benefit Data for GIB - Choice Plus II Bonus (CBNY-CP2BO-NQ-PR 6/04) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-91182) filed on April 22, 2005.

   (r) Form of Contract Benefit Data for GIB - Assurance (CBNY-CPABO-NQ-PR 6/04) incorporated herein by reference to Post-Effective Amendment No. 7
   (File No. 333-91182) filed on April 22, 2005.

   (s) Form of Contract Benefit Data for GIB - Choice Plus II Bonus (CBNY-CP2BO-Q-PR 6/04) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-91182) filed on April 22, 2005.

   (t) Form of Contract Benefit Data for GIB - Assurance (CBNY-CPABO-Q-PR 6/04) incorporated herein by reference to Post-Effective Amendment No. 7
   (File No. 333-91182) filed on April 22, 2005.

   (u) Form of Variable Annuity Income Rider (i4LA-NQ 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (v) Form of Variable Annuity Income Rider (i4LA-N 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (w) Form of Variable Annuity Income Rider (i4LA-NQ-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (x) Form of Variable Annuity Income Rider (i4LA-Q-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (y) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36316) filed on April 4, 2006.

   (z) Guaranteed Income Benefit Rider (GIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (aa) Guaranteed Income Benefit Rider (IGIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (bb) Contract Benefit Data (CBD 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18,
   2006.

   (cc) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18,
   2006.

   (dd) Variable Annuity Payment Option Rider (I4LA-Q 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (ee) Variable Annuity Payment Option Rider (I4LA-NQ 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (ff) Variable Annuity Rider (32793 7/06 NY) incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-91182) filed on
   November 7, 2006.

   (gg) Variable Annuity Death Benefit Rider (DB-1 1/06) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

   (hh) Variable Annuity Death Benefit Rider (DB-2 1/06) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

   (ii) Variable Annuity Death Benefit Rider (DB-3 1/06) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

   (jj) Variable Annuity Death Benefit Rider (DB-6 1/06) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

   (kk) Variable Annuity Death Benefit Rider (DB-9 1/06) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

   (ll) Variable Annuity Living Benefits Rider (AR-512 2/08) incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

   (mm) Guaranteed Income Benefit Rider (AGIB NY 10/08) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-145531) filed on April 9, 2009.

   (nn) Section 403(b) Annuity Endorsement (32481NY-I-12/08) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-145531) filed on April 9, 2009.

   (oo) Bonus Rider (32146 4/08 NY) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-141761) filed on April 9, 2009.

(5) (a) ChoicePlus II Bonus Application incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-91182) filed on April 21, 2004.

   (b) ChoicePlus Assurance (Bonus) Application (CAPBB-NY 11/07) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-141760) filed on April 15, 2008.

(6) Articles of Incorporation and By-laws of Lincoln Life & Annuity Company of New York incorporated herein by reference to Post-Effective Amendment No.
17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April, 2007.

(7) Automatic Indemnity Reinsurance Agreement dated December 31, 2007 incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-145531) filed on April 9, 2008.

(8) (a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

     (b) Fund Participation Agreements and Amendments between Lincoln Life & Annuity Company of New York and:

     (i) AIM Variable Insurance Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

     (ii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3,
     2009.

     (iii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

     (iv) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

     (v) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

     (vi) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

     (vii) AllianceBernstein Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-145531) filed on April 9, 2009.

     (viii) DWS Investments VIT Funds incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-141759) filed on April 15,
     2009.

     (ix) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-145531) filed on April 9, 2009.

     (x) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

     (xi) Putnam Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

     (xii) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

     (xiii) American Century Variable Products incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-145531) filed on April 9, 2009.

     (xiv) DWS Variable Series II (To Be Filed by Amendment)

     (xv) BlackRock Variable Series Funds, Inc. (To Be Filed by Amendment)

     (xvi) PIMCO Variable Insurance Trust (To Be Filed by Amendment)

(c) Rule 22c-2 Agreements between Lincoln Life & Annuity Company of New York and:

     (i) AIM Variable Insurance Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
     2008.

     (ii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
     2008.

     (iii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-145531) filed on April 9, 2009.

     (iv) Fidelity Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (v) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-149449) filed on November 26, 2008.

     (vi) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
     2008.

     (vii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-149449) filed on November 26, 2008.

     (viii) Neuberger Berman Advisers Management Trust incorporated herein by refernce to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (ix) Putnam Variable Insurance Trust incorporated herein by refernce to Post-Effective Amendment No. 50 (File No. 333-141752) filed on December
     12, 2008.

     (x) Janus Aspen Series incorporated herein by refernce to Post-Effective Amendment No. 5 (File No. 333-141752) filed on December 12, 2008.

     (xi) American Century Investments Variable Products incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-61554) filed on March 16, 2009.

(9) (a) Opinion and Consent of Mary Jo Ardington, Senior Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued (ChoicePlus II Bonus) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-141760) filed on April 2, 2007.

   (b) Opinion and Consent of Mary Jo Ardington, Senior Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued (ChoicePlus Assurance Bonus) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-141760) filed on April 2, 2007.

(10) (a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

     (b) Power of Attorney - Principal Officers and Directors of Lincoln Life & Annuity Company of New York

(11) Not Applicable

(12) Not Applicable

(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 29
(File No. 333-61554) filed on March 16, 2009.

Item 25. Directors and Officers of the Depositor

   The following list contains the officers and directors of Lincoln Life & Annuity Company of New York who are engaged directly or indirectly in activities relating to Lincoln New York Account N for Variable Annuities as well as the contracts. The list also shows Lincoln Life & Annuity Company of New York's executive officers.

Name                                Positions and Offices with Depositor
---------------------------------   ---------------------------------------------------------------
J. Patrick Barrett                  Director
4605 Watergap
Manlius, NY 13104
Charles C. Cornelio*****            Executive Vice President and Chief Administrative Officer
Patrick P. Coyne***                 Director
Frederick J. Crawford******         Executive Vice President, Chief Financial Officer and Director
Robert W. Dineen***                 Director
Dennis R. Glass******               President
George W. Henderson, III            Director
Granville Capital
300 N. Greene Street
Greensboro, NC 27401
Mark E. Konen*****                  Senior Vice President and Director
M. Leanne Lachman                   Director
870 United Nations, Plaza, #19-E
New York, NY 10017
Louis G. Marcoccia                  Director
Senior Vice President
Syracuse University
Crouse-Hinds Hall, Suite 620
900 S. Crouse Ave.
Syracuse, NY 13244
Patrick S. Pittard                  Director
20 Cates Ridge
Atlanta, GA 30327
Larry A. Samplatsky****             Vice President and Chief Compliance Officer
Dennis L. Schoff******              Director
Robert O. Sheppard*                 Second Vice President and General Counsel
Michael S. Smith***                 Assistant Vice President and Director
Rise' C.M. Taylor**                 Vice President and Treasurer
C. Suzanne Womack ******            Second Vice President and Secretary

   * Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202

        ** Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802

        *** Principal business address is Center Square West Tower, 1500 Market Street, Suite 2900, Philadelphia, PA 19102

       **** Principal business address is 350 Church Street, Hartford, CT 06103

       ***** Principal business address is 100 N. Greene Street, Greensboro, NC 27401

******    Principal business address is Radnor Financial Center, 150 Radnor
Chester Road, Radnor, PA 19087

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2009 there were 6,697 contract owners under Account N.

Item 28. Indemnification

     (a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln New York in connection with suits by, or in the right of, Lincoln New York.

     Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit no. 6 hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. ("LFD") currently serves as Principal Underwriter for: Lincoln National Variable Annuity Fund A (Group & Individual); Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------
Wilford H. Fuller*         President, Chief Executive Officer and Director
David M. Kittredge*        Senior Vice President
Randal J. Freitag*         Vice President and Treasurer
Patrick J. Caulfield**     Vice President and Chief Compliance Officer
Joel Schwartz*             Vice President and Director
James Ryan*                Vice President and Director
Keith J. Ryan***           Vice President and Chief Financial Officer
Linda E. Woodward***       Secretary

    * Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor PA 19087

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company ("Lincoln Life"), 1300 South Clinton Street, Fort Wayne, Indiana 46802 pursuant to an administrative services agreement with Lincoln Life & Annuity Company of New York. Lincoln Life has entered into an agreement with Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258, to provide accounting services for the VAA.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional
      Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln New York at the address or phone number listed in the Prospectus.

   (d) Lincoln New York hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln New York.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs
      (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration
    Statement and has caused this Post-Effective Amendment No. 6 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 16th day of April, 2009.


      Lincoln New York Account N for Variable Annuities (Registrant)
      Lincoln ChoicePlus II Bonus and Lincoln ChoicePlus Assurance (Bonus)
      By:   /s/Delson R. Campbell
            ------------------------------------
            Delson R. Campbell
            Assistant Vice President, Lincoln Life & Annuity Company of
            New York
                                        (Title)
      LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
      (Depositor)
      By:   /s/Brian A. Kroll
            ------------------------------------
            Brian A. Kroll
            Assistant Vice President, Lincoln Life & Annuity Company of
            New York
            (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 16, 2009.


Signature                              Title
*                                      President and Director
------------------------------
                                       (Principal Executive Officer)
Dennis R. Glass
*                                      Executive Vice President, Chief Financial Officer and Director
------------------------------
                                       (Principal Financial Officer)
Frederick J. Crawford
*                                      Executive Vice President and Chief Administrative Officer
------------------------------
Charles C. Cornelio
*                                      Director
------------------------------
J. Patrick Barrett
*                                      Director
------------------------------
Patrick P. Coyne
*                                      Director
------------------------------
Robert W. Dineen
*                                      Director
------------------------------
George W. Henderson, III
*                                      Senior Vice President and Director
------------------------------
Mark E. Konen
*                                      Director
------------------------------
M. Leanne Lachman
*                                      Director
------------------------------
Louis G. Marcoccia
*                                      Director
------------------------------
Patrick S. Pittard
*                                      Director
------------------------------
Dennis L. Schoff
*                                      Assistant Vice President and Director
Michael S. Smith--------------------
*By:/s/Delson R. Campbell              Pursuant to a Power of Attorney
 ---------------------------
  Delson R. Campbell